                     GE Life & Annuity Separate Account 4
                                Prospectus For
             Flexible Premium Variable Deferred Annuity Contracts
                                Form P1154 4/00

                                  Issued by:
                     GE Life and Annuity Assurance Company
                                 Home Office:
                            6610 West Broad Street
                           Richmond, Virginia 23230
                           Telephone: (800) 352-9910

--------------------------------------------------------------------------------

This prospectus describes flexible premium variable deferred annuity contracts (the "contracts") issued prior to May 1, 2003 or prior to the date on which state insurance authorities approve applicable contract modifications. The contract may be issued to individuals and qualified and nonqualified retirement plans. GE Life and Annuity Assurance Company (the "Company," "we," "us," or "our") issues the contract.

This prospectus gives details about the contract, GE Life & Annuity Separate Account 4 (the "Separate Account") and the Guarantee Account that you should know before investing. Please read this prospectus carefully before investing and keep it for future reference.

The contract offers you the accumulation of Contract Value and the payment of periodic annuity benefits. We may pay these benefits on a variable or fixed basis.

You may allocate your purchase payments to the Separate Account, the Guarantee Account, or both. Each Subaccount of the Separate Account invests in shares of Portfolios of the Funds listed below:

AIM Variable Insurance Funds:
 AIM V.I. Aggressive Growth Fund -- Series I shares
 AIM V.I. Blue Chip Fund -- Series I shares

AllianceBernstein Variable Products Series Fund, Inc.:
 AllianceBernstein Growth and Income Portfolio --
   Class B
 AllianceBernstein Premier Growth Portfolio --
   Class B

American Century Variable Portfolios, Inc.:
 VP Income & Growth Fund -- Class I
 VP International Fund -- Class I
 VP Ultra Fund -- Class I
 VP Value Fund -- Class I

Dreyfus:
 Dreyfus Investment Portfolios -- MidCap Stock
   Portfolio -- Initial Shares
 Dreyfus Variable Investment Fund -- Money Market
   Portfolio
 The Dreyfus Socially Responsible Growth Fund,
   Inc. -- Initial Shares

Eaton Vance Variable Trust:
 VT Floating-Rate Income Fund
 VT Income Fund of Boston*
 VT Worldwide Health Sciences Fund

Fidelity Variable Insurance Products Fund:
 VIP Contrafund(R) Portfolio -- Service Class 2
 VIP Equity-Income Portfolio -- Service Class 2
 VIP Mid Cap Portfolio -- Service Class 2

Franklin Templeton Variable Insurance Products Trust:
 Franklin Large Cap Growth Securities Fund -- Class
   2 Shares
 Mutual Shares Securities Fund -- Class 2 Shares
 Templeton Foreign Securities Fund -- Class 2
   Shares
 Templeton Global Asset Allocation Fund -- Class 2
   Shares

GE Investments Funds, Inc.:
 Total Return Fund

J.P. Morgan Series Trust II:
 Bond Portfolio
 International Equity Portfolio (formerly, International
   Opportunities Portfolio)
 Mid Cap Value Portfolio
 Small Company Portfolio
 U.S. Large Cap Core Equity Portfolio

MFS(R) Variable Insurance Trust:
 MFS(R) Investors Growth Stock Series -- Service
   Class Shares
 MFS(R) Strategic Income Series -- Service Class
   Shares
 MFS(R) Total Return Series -- Service Class Shares

Oppenheimer Variable Account Funds:
 Oppenheimer Capital Appreciation Fund/VA --
   Service Shares
 Oppenheimer Main Street Fund/VA -- Service
   Shares
 Oppenheimer Main Street Small Cap Fund/VA --
   Service Shares

Scudder Variable Series II:
 Scudder Technology Growth Portfolio -- Class B Shares
 SVS Dreman High Return Equity Portfolio -- Class B
   Shares
 SVS Dreman Small Cap Value Portfolio -- Class B
   Shares

 * This Portfolio may invest in lower quality debt securities commonly referred to as junk bonds.

Not all of these Portfolios may be available in all states or in all markets.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Your contract:

   . Is NOT a bank deposit

   . Is NOT FDIC insured

   . Is NOT insured or endorsed by a bank or any federal government agency

   . Is NOT available in every state

   . MAY go down in value

Except for amounts in the Guarantee Account, both the value of a contract before the Annuity Commencement Date and the amount of monthly income afterwards will depend upon the investment performance of the Portfolio(s) you select. You bear the investment risk of investing in the Portfolios.

This product has optional benefits, for an additional charge, available to contract owners. Not all benefits may be available in all states or in all markets. Should you not be able to obtain a certain feature explained in this prospectus through your current representative, please contact our Home Office at the telephone number or address listed below to inquire as to whether a particular optional benefit is available in your state and if so, for a list of firms that will permit such an optional benefit for sale. Please not that some optional benefits may have requirements that differ from or are in addition to the base contract.

These contracts are also offered to customers of various financial institutions and brokerage firms. No financial institution or brokerage firm is responsible for the guarantees under the contracts. Guarantees under the contracts are the sole responsibility of the Company.

In the future, additional portfolios managed by certain financial institutions or brokerage firms may be added to the Separate Account. These portfolios may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm.

A Statement of Additional Information, dated April 30, 2004, which contains additional information about the contract has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus. If you would like a free copy, call us at:

                                1-800-352-9910;

                                or write us at:

                            6610 West Broad Street
                           Richmond, Virginia 23230

The Statement of Additional Information and other material incorporated by reference can be found on the SEC's website at:

                                  www.sec.gov

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

The date of this prospectus is April 30, 2004.

Table of Contents


        Definitions................................................  7

        Fee Tables.................................................  9
           Examples................................................ 11

        Synopsis................................................... 13

        Condensed Financial Information............................ 17

        Investment Results......................................... 17

        Financial Statements....................................... 17

        The Company................................................ 18

        The Separate Account....................................... 19
           The Portfolios.......................................... 19
           Voting Rights........................................... 20
           Subaccounts............................................. 20
           Changes to the Separate Account and the Subaccounts..... 25

        The Guarantee Account...................................... 26

        Charges and Other Deductions............................... 28
           Transaction Expenses.................................... 29
           Deductions From the Separate Account.................... 31
           Other Charges........................................... 31
           Additional Information.................................. 33

        The Contract............................................... 34
           Purchase of the Contract................................ 34
           Ownership............................................... 35
           Assignment.............................................. 36
           Purchase Payments....................................... 36
           Valuation Day and Valuation Period...................... 37
           Allocation of Purchase Payments......................... 37
           Valuation of Accumulation Units......................... 38

        Transfers.................................................. 39
           Transfers Before the Annuity Commencement Date.......... 39
           Transfers From the Guarantee Account to the Subaccounts. 39
           Transfers From the Subaccounts to the Guarantee Account. 39
           Transfers Among the Subaccounts......................... 40
           Telephone/Internet Transactions......................... 41
           Confirmation of Transactions............................ 42
           Special Note on Reliability............................. 42
           Transfers By Third Parties.............................. 42
           Dollar Cost Averaging Program........................... 42

    Portfolio Rebalancing Program......................................... 44
    Guarantee Account Interest Sweep Program.............................. 45

 Surrenders and Partial Withdrawals....................................... 46
    Surrenders and Partial Withdrawals.................................... 46
    Restrictions on Distributions From Certain Contracts.................. 47
    Systematic Withdrawal Program......................................... 48
    Annuity Cross Funding Program......................................... 49

 The Death Benefit........................................................ 53
    Death Benefit at Death of Any Annuitant Before Annuity Commencement
      Date................................................................ 53
    Optional Death Benefit................................................ 56
    Optional Enhanced Death Benefit....................................... 57
    When We Calculate The Death Benefit................................... 59
    Death of an Owner or Joint Owner Before the Annuity Commencement Date. 59
    Death of Owner, Joint Owner or Annuitant After Income Payments Begin.. 61

 Income Payments.......................................................... 62
    Income Payments and the Annuity Commencement Date..................... 62
    Optional Payment Plans................................................ 64
    Variable Income Payments.............................................. 65
    Transfers After the Annuity Commencement Date......................... 66

 Federal Tax Matters...................................................... 68
    Introduction.......................................................... 68
    Taxation of Non-Qualified Contracts................................... 68
    Section 1035 Exchanges................................................ 73
    Qualified Retirement Plans............................................ 74
    Federal Income Tax Withholding........................................ 79
    State Income Tax Withholding.......................................... 79
    Tax Status of the Company............................................. 79
    Changes in the Law.................................................... 79

 Requesting Payments...................................................... 80

 Distribution of the Contracts............................................ 82
    Principal Underwriter................................................. 82
    Sales of the Contracts................................................ 82

 Additional Information................................................... 84
    Owner Questions....................................................... 84
    Return Privilege...................................................... 84
    State Regulation...................................................... 84
    Evidence of Death, Age, Gender or Survival............................ 84

             Records and Reports..................................  84
             Other Information....................................  85
             Legal Proceedings....................................  85

          Appendix A -- The Death Benefit......................... A-1

          Appendix B -- Portfolio Expenses........................ B-1

          Appendix C -- Condensed Financial Information........... C-1

          Table of Contents -- Statement of Additional Information

Definitions

                      The following terms are used throughout the prospectus:

                      Accumulation Unit -- An accounting unit of measure we use to calculate the value in the Separate Account before the income payments commence.

                      Annuitant/Joint Annuitant -- The person(s) named in the contract upon whose age and, where appropriate, gender, we determine monthly income benefits.

                      Annuity Commencement Date -- The date on which your income payments will commence, if any Annuitant is living on that date. The Annuity Commencement Date is stated in your contract, unless changed by you in writing in a form acceptable to us.

                      Annuity Unit -- An accounting unit of measure we use to calculate the amount of the second and each subsequent variable income payment.

                      Code -- The Internal Revenue Code of 1986, as amended.

                      Contract Date -- The date we issue your contract and your contract becomes effective. Your Contract Date is shown in your contract. We use the Contract Date to determine contract years and anniversaries.

                      Contract Value -- The total value of all your Accumulation Units in the Subaccounts and any amounts you hold in the Guarantee Account.

                      Fund -- Any open-end management investment company or any unit investment trust in which the Separate Account invests.

                      Funding Annuity -- This variable deferred annuity issued by GE Life and Annuity; this contract becomes a Funding Annuity when it is purchased on the same date as a Scheduled Purchase Payment Variable Deferred Annuity Contract issued by GE Life and Annuity Assurance Company. The assets of this Funding Annuity are withdrawn and immediately allocated to the Scheduled Purchase Payment Variable Deferred Annuity Contract.

                      General Account -- Assets of the Company other than those allocated to the Separate Account or any other separate account of the Company.

                      Guarantee Account -- Part of our General Account that provides a guaranteed interest rate for a specified interest rate guarantee period. The Guarantee Account is not part of and does not depend on the investment performance of the Separate Account.

                      Home Office -- Our office located at 6610 West Broad Street, Richmond, Virginia 23230.

                      Portfolio -- A division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund. Each Portfolio has its own investment objective. Not all Portfolios may be available in all states or markets.

                      Separate Account -- GE Life & Annuity Separate Account 4, a separate investment account we established to receive Subaccount allocations. The Separate Account is divided into Subaccounts, each of which invests in shares of a separate Portfolio.

                      Subaccount -- A division of the Separate Account which invests exclusively in shares of a designated Portfolio. Not all Subaccounts may be available in all states or markets. A Subaccount may be referred to as an Investment Subdivision in your contract and/or marketing materials.

                      Surrender Value -- The value of your contract as of the date we receive your written request to surrender at our Home Office, less any applicable premium tax, annual contract charge, any optional benefit charge and any surrender charge.

                      Valuation Day -- Each day on which the New York Stock Exchange is open for regular trading, except for days that the Subaccount's corresponding Portfolio does not value its shares.

                      Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Fee Tables


                      The following tables describe fees and expenses that you will pay when buying, owning or partially withdrawing assets or fully surrendering the contract. The first table describes the fees and expenses that you will pay when you buy the contract, take a partial withdrawal, fully surrender your contract, or transfer assets among the investment options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
----------------------------------------------------------------------------------------------------
  Surrender Charge (as a percentage of purchase  Number of Full and Partially Surrender Charge as a
   payments partially withdrawn or surrendered)  Completed Years Since        Percentage of the
                                                 We Received the Purchase     Purchase Payment
                                                 Payment                      Partially Withdrawn or
                                                                              Surrendered/1,2/
                                                 ---------------------------------------------------
                                                              1                         6%
                                                              2                         6%
                                                              3                         6%
                                                              4                         6%
                                                              5                         5%
                                                              6                         4%
                                                              7                         0%
----------------------------------------------------------------------------------------------------
  Transfer Charge                                                     $10.00/3/
----------------------------------------------------------------------------------------------------

                    /1/ A surrender charge is not assessed on any amounts
                        representing gain. In addition, you may withdraw the greater of 10% of your total purchase payments or any amount withdrawn to meet minimum distribution requirements under the Code each contract year without incurring a surrender charge; the free withdrawal amount is not cumulative from contract year to contract year. The surrender charge will be taken from the amount withdrawn unless otherwise requested.

                    /2/ Any partial withdrawals that are immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program are not subject to a surrender charge.

                    /3/ We reserve the right to assess a transfer charge for
                        each transfer among the Subaccounts.

                      The next table describes the fees and expenses that you will pay periodically during the time you own the contract, not including Portfolio fees and expenses.

Periodic Charges Other Than Portfolio Expenses
--------------------------------------------------------------------------------------------
  Annual Contract Charge                                           $30.00/1/
--------------------------------------------------------------------------------------------
Separate Account Annual Expenses
 (as a percentage of your average daily net assets in the Separate Account)
--------------------------------------------------------------------------------------------

  Mortality and Expense Risk Charge                        Annuitant
                                                       (Joint Annuitant,
                                                        if any) Age 70      Either Annuitant
                                                          or Younger          Over Age 70
                                                           at Issue             at Issue
                                                        -----------------   ----------------
                                                             1.35%               1.55%
--------------------------------------------------------------------------------------------
  Administrative Expense Charge                                      0.15%
--------------------------------------------------------------------------------------------

Optional Benefits
 (as a percentage of your Contract Value at the time the charge is taken)/2/
--------------------------------------------------------------------------------------------
  Optional Death Benefit Rider                                      0.25%/3/
--------------------------------------------------------------------------------------------
  Optional Enhanced Death Benefit Rider                             0.35%/4/
--------------------------------------------------------------------------------------------
Maximum Total Separate Account Annual Expenses/5/            2.10%               2.30%
--------------------------------------------------------------------------------------------

                    /1/ This charge is taken on each contract anniversary and
                        at the time the contract is surrendered. We will not assess this charge if your Contract Value is more than $40,000 at the time the charge is assessed.

                    /2/ All charges for the optional benefits are taken in
                        arrears on each contract anniversary and at the time the contract is surrendered.

                    /3/ The charge is based on the Contract Value at the time
                        the charge is assessed.

                    /4/ The charge is based on your prior contract year's
                        average Contract Value. Currently we deduct 0.20% of your prior contract year's average Contract Value.

                    /5/ The Maximum Total Separate Account Annual Expenses
                        assume that the owner elects the Optional Death Benefit Rider and the Optional Enhanced Death Benefit Rider. If only one optional rider is elected, or if no options are elected, the total Separate Account annual expenses would be lower.

                      The next item shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the contract. These are expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses. More detail concerning each Portfolio's fees and expenses appears in Appendix B to this prospectus and in the prospectus for each Portfolio.

           Annual Portfolio Expenses/1/              Minimum Maximum
           ---------------------------------------------------------
           Total Annual Portfolio Operating Expenses
            (before fee waivers or reimbursements)    0.57%   39.00%
           ---------------------------------------------------------

                    /1/ Expenses are shown as a percentage of Portfolio average daily net assets as of December 31, 2003. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios' expenses in order to keep the Portfolios' expenses below specified limits. In some cases, these expense limitations are contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.57% and 2.19%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

EXAMPLES These Examples are intended to help you compare the costs of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract and optional rider charges, Separate Account annual expenses and Portfolio fees and expenses.

                      The Examples show the dollar amount of expenses you would bear directly or indirectly if you:

                         . invested $10,000 in the contract for the time
                           periods indicated;

                         . earned a 5% annual return on your investment;

                         . elected the Optional Enhanced Death Benefit Rider
                           and the Optional Death Benefit Rider; and

                         . surrendered your contract at the end of the stated
                           period.


                      Each Example assumes that the maximum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below. The Example does not include any taxes or tax penalties that may be assessed upon surrender of the contract.

                                   1 Year    3 Years   5 Years  10 Years
                                  --------- --------- --------- ---------
      Costs Based on Maximum
        Annual Portfolio Expenses $3,910.08 $7,496.65 $8,870.64 $9,319.79
      -------------------------------------------------------------------

                      The next Example uses the same assumptions as the prior Example, except that it assumes you decide to annuitize your contract or that you decide not to surrender your contract at the end of the stated time period.

                                   1 Year    3 Years   5 Years  10 Years
                                  --------- --------- --------- ---------
      Costs Based on Maximum
        Annual Portfolio Expenses $3,370.08 $6,956.65 $8,420.64 $9,319.79
      -------------------------------------------------------------------

                      Please remember that you are looking at Examples and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. The Examples do not assume that any Portfolio expense waivers or fee reimbursement arrangements are in effect for the periods presented. The above Examples assume:

                         . Separate Account Annual Expenses of 1.70% (deducted
                           daily at an effective annual rate of the assets in the Separate Account);

                         . an annual contract charge of $30 (assumed to be
                           equivalent to 0.1% of the Contract Value);

                         . a maximum charge of 0.35% for the Optional Enhanced
                           Death Benefit Rider (an annual rate as a percentage of the prior contract year's Contract Value); and

                         . a charge of 0.25% for the Optional Death Benefit
                           Rider (an annual rate as a percentage of the Contract Value).

                      If one or all of the available rider options are not elected, the expense figures shown above would be lower.

Synopsis

                      What type of contract am I buying? The contract is an individual flexible premium variable deferred annuity contract. We may issue it as a contract qualified ("Qualified Contract") under the Code, or as a contract that is not qualified under the Code ("Non-Qualified Contract"). This prospectus only provides disclosure about the contract. Certain features described in this prospectus may vary from your contract. See "The Contract" provision in this prospectus.

                      How does the contract work? Once we approve your application, we will issue a contract to you. During the accumulation period you can use your purchase payments to buy Accumulation Units in the Separate Account or interests in the Guarantee Account. Should you decide to receive income payments (annuitize the contract or a portion thereof), we will convert all or a portion of the contract being annuitized from Accumulation Units to Annuity Units. You can choose fixed or variable income payments. If you choose variable income payments, we will base each periodic income payment upon the number of Annuity Units to which you became entitled at the time you decided to annuitize and on the value of each unit on that Valuation Day. See "The Contract" provision in this prospectus.

                      What is the Separate Account? The Separate Account is a segregated asset account established under Virginia insurance law, and registered with the SEC as a unit investment trust. We allocate the assets of the Separate Account to one or more Subaccounts in accordance with your instructions. We do not charge the assets in the Separate Account with liabilities arising out of any other business we may conduct. Amounts you allocate to the Separate Account will reflect the investment performance of the Portfolios you select. You bear the risk of investment gain or loss with respect to amounts allocated to the Separate Account. See "The Separate Account" provision in this prospectus.

                      What are my variable investment choices? Through its Subaccounts, the Separate Account uses your purchase payments to purchase shares, at your direction, in one or more of the Portfolios. In turn, each Portfolio holds securities consistent with its own particular investment objective. See "The Separate Account" provision in this prospectus.

                      What is the Guarantee Account? We offer fixed investment choices through our Guarantee Account. The Guarantee Account is part of our General Account and pays interest at declared rates we guarantee for selected periods of time. We also guarantee the principal, after any deductions of applicable contract charges. Since the Guarantee Account is part of the General Account, we assume the risk of investment gain or loss on amounts allocated to it.

                      The Guarantee Account is not part of and does not depend on the investment performance of the Separate Account. You may transfer assets between the Guarantee

                      Account and the Separate Account subject to certain restrictions. The Guarantee Account may not be available in all states or all markets. See the "Transfers" and "The Guarantee Account" provisions in this prospectus.

                      What charges are associated with this contract? Should you take a partial withdrawal or totally surrender your contract before your purchase payments have been in your contract for seven years, we will assess a surrender charge ranging from 0% to 6%, depending upon how many full years those payments have been in the contract. We do not assess a surrender charge on any amounts withdrawn that represent gain. You may also partially withdraw up to the greater of 10% of purchase payments or any amount withdrawn to meet minimum distribution requirements under the Code each contract year without being assessed a surrender charge. We will deduct amounts surrendered first from any gain in the contract and then from purchase payments made. We may also waive the surrender charge in certain circumstances. See the "Surrender Charge" provision in this prospectus.

                      We assess annual charges in the aggregate at an effective annual rate of 1.50% (1.70% for contracts where either Annuitant is older than age 70 at the time the contract is issued) against the daily net asset value of the Separate Account. These charges consist of an administrative expense charge of 0.15% and a mortality and expense risk charge of 1.35% (1.55% where either Annuitant is older than age 70 at the time the contract is issued). There is also a $30 annual contract charge which we waive if the Contract Value is more than $40,000 at the time the charge is assessed. We also charge for the optional riders. For a complete discussion of the charges associated with the contract, see the "Charges and Other Deductions" provision in this prospectus.

                      If your state assesses a premium tax with respect to your contract, then at the time we incur the tax (or at such other time as we may choose), we will deduct those amounts from purchase payments or the Contract Value, as applicable. See the "Charges and Other Deductions" and the "Deductions for Premium Taxes" provisions in this prospectus.

                      There are also expenses associated with the Portfolios. These include management fees and other expenses associated with the daily operation of each Portfolio as well as 12b-1 fees, or service share fees, if applicable. See the "Fee Tables" section in this prospectus. These expenses are more fully described in the prospectus for each Portfolio.

                      We pay compensation to broker-dealers who sell the contracts. For a discussion of this compensation, see the "Distribution of the Contracts" provision in this prospectus.

                      We also offer other variable annuity contracts through the Separate Account which also invest in the same Portfolios (or many of the same) of the Funds offered under the contract. These contracts have different charges that could affect the value of the Subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these contracts, including a prospectus, contact your registered representative or call (800) 352-9910.

                      How much must I pay and how often? Subject to certain minimum and maximum payments, the amount and frequency of purchase payments are flexible. See "The
                      Contract -- Purchase Payments" provision in this prospectus.

                      How will my income payments be calculated? We will pay you a monthly income beginning on the Annuity Commencement Date provided any Annuitant is still living on that date. You may also decide to take income payments under one of the optional payment plans. We will base your initial payment on the Contract Value and other factors. See the "Income Payments" provision in this prospectus.

                      What happens if I die before the Annuity Commencement Date? Before the Annuity Commencement Date, if an owner, joint owner or Annuitant dies while the contract is in force, we will treat the designated beneficiary as the sole owner of the contract, subject to certain distribution rules. We may pay a death benefit to the designated beneficiary. See "The Death Benefit" provision in this prospectus.

                      May I transfer assets among Subaccounts and to and from the Guarantee Account? Yes, however there are limitations imposed by your contract on both the number of transfers that may be made per calendar year, as well as limitations on allocations. The minimum transfer amount is currently $100 or the entire balance in the Subaccount if the transfer will leave a balance of less than $100. Transfers among the Subaccounts, as well as to and from the Guarantee Account may be subject to certain restrictions. See the "Transfers," "Income
                      Payments -- Transfers After the Annuity Commencement Date" and the "Guarantee Account" provisions in this prospectus.

                      May I surrender the contract or take partial withdrawals? Yes, subject to contract requirements and restrictions imposed under certain retirement plans.

                      If you surrender the contract or take a partial withdrawal, we may assess a surrender charge as discussed above. In addition, you may be subject to income tax and, if you are younger than age 59 1/2 at the time of the surrender or partial withdrawal, a 10% penalty tax. A surrender or a partial withdrawal may also be subject to tax withholding. See the "Federal Tax Matters" provision in this prospectus. A partial withdrawal may reduce the death benefit by the proportion that the partial withdrawal (including any applicable surrender charge and premium tax) reduces your Contract Value. See "The Death Benefit" provision for more information.

                      Do I get a free look at this contract? Yes, you have the right to return the contract to us at our Home Office at the address listed on page 1 of this prospectus, and have us cancel the contract within a certain number of days (usually 10 days from the date you receive the contract, but some states require different periods).

                      If you exercise this right, we will cancel the contract as of the Valuation Day we receive your request and send you a refund equal to your Contract Value plus any charges we have deducted from purchase payments prior to their allocation to the Separate Account (and excluding any charges the Portfolios may have deducted) on or before the Valuation Day we received the returned contract. Or, if required by the law of your state, we will refund your purchase payments (less any withdrawals previously taken). See the "Return Privilege" provision in this prospectus for more information.

                      When are my allocations effective when purchasing this contract? Within two business days after we have received all of the information necessary to process your purchase order, we will allocate your initial purchase payment directly to the Guarantee Account and/or the Subaccounts that correspond to the Portfolios you choose. See the "The Contract -- Allocation of Purchase Payments" provision in this prospectus.

Condensed Financial Information

                      The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Portfolios and the assessment of Separate Account charges which may vary from contract to contract. Please refer to the Statement of Additional Information for more information on the calculation of Accumulation Unit values.

                      Please see Appendix C for this information.

Investment Results

                      At times, the Separate Account may compare its investment results to various unmanaged indices or other variable annuities in reports to beneficial shareholders, sales literature, and advertisements. We will calculate the results on a total return basis for various periods, with annual contract charges and with or without surrender charges. Results calculated without surrender charges will be higher.

                      Total returns assume an initial investment of $1,000 and includes the reinvestment of all distributions of the Portfolios, the Portfolios' charges and expenses (including any 12b-1 or service share fees), and the charges associated with the contract, including the mortality and expense risk charge, the administrative expense charge, the annual contract charge, and the charge for the Optional Enhanced Death Benefit Rider and the Optional Death Benefit Rider. Premium taxes are not reflected in any of the calculations, but may apply. See the Statement of Additional Information for more information.

Financial Statements

                      The consolidated financial statements for the Company and its subsidiary and the financial statements of the Separate Account are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call 1-800-352-9910 or write to our Home Office at the address listed on page 1 of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

The Company


                      We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contracts. We do business in 49 states and the District of Columbia. Our principal offices are at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the contract.

                      Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. GNA Corporation directly owns the stock of Capital Brokerage Corporation. GNA Corporation, Capital Brokerage Corporation, GE Financial Assurance Holdings, Inc. and GE Investments Funds, Inc. are affiliates of the Company.

                      We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

The Separate Account

                      We established the Separate Account as a separate investment account on August 19, 1987. The Separate Account may invest in mutual funds, unit investment trusts, managed separate accounts, and other portfolios. We use the Separate Account to support the contract as well as for other purposes permitted by law.

                      Currently, there are multiple Subaccounts of the Separate Account available under the contract. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio of the Funds.

                      The assets of the Separate Account belong to us. Nonetheless, we do not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business which we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, or losses arising out of any other business we may conduct.

                      We registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. You assume the full investment risk for all amounts you allocate to the Separate Account.

THE PORTFOLIOS        There is a separate Subaccount which corresponds to each
                      Portfolio of a Fund offered in this contract. You select the Subaccounts to which you allocate purchase payments.
                      You may change your allocation without penalty or charges.

                      Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each Portfolio are separate from other portfolios of a Fund and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate Portfolio and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

                      Before choosing a Subaccount to allocate your purchase payments and assets, carefully read the prospectus for each Portfolio, along with this prospectus. We summarize the investment objectives of each Portfolio below. There is no assurance that any Portfolio will meet its objective. We do not guarantee any minimum value for the amounts allocated to the Separate Account. You bear the investment risk of investing in the Subaccounts.

                      The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.

VOTING RIGHTS         As required by law, we will vote the shares of the
                      Portfolios held in the Separate Account at special shareholder meetings based on instructions from you.
                      However, if the law changes and we are permitted to vote in our own right, we may elect to do so.

                      Whenever a Fund calls a shareholder meeting, owners with voting interests in a Portfolio will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Portfolio will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

                      We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

                      We will vote Portfolio shares for which no instructions are received (or instructions are not received timely) in the same proportion to those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

SUBACCOUNTS           You may allocate purchase payments in up to 10
                      Subaccounts of the Portfolios listed below in addition to the Guarantee Account at any one time.

                                                                                          Adviser (and Sub-Adviser(s),
                  Subaccount Investing In                 Investment Objective                   as applicable)
                  ----------------------------------------------------------------------------------------------------
AIM VARIABLE      AIM V.I. Aggressive Growth   Seeks long-term growth of capital.             A I M Advisors, Inc.
INSURANCE FUNDS   Fund -- Series I shares
                  ----------------------------------------------------------------------------------------------------
                  AIM V.I. Blue Chip Fund --   Seeks long-term growth of capital.             A I M Advisors, Inc.
                  Series I shares              Current income is a secondary
                                               objective.
                  ----------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AllianceBernstein Growth and Seeks reasonable current income and            Alliance Capital
VARIABLE PRODUCTS Income Portfolio -- Class B  reasonable opportunity for appreciation        Management, L.P.
SERIES FUND, INC.                              through investments primarily in dividend-
                                               paying common stocks of good quality.
                  ----------------------------------------------------------------------------------------------------

                                                                                                   Adviser (and Sub-Adviser(s),
                        Subaccount Investing In                     Investment Objective                  as applicable)
                        -------------------------------------------------------------------------------------------------------
                        AllianceBernstein Premier         Seeks growth of capital by pursuing      Alliance Capital
                        Growth Portfolio -- Class B       aggressive investment policies.          Management, L.P.
                        -------------------------------------------------------------------------------------------------------
AMERICAN CENTURY        VP Income & Growth Fund --        Seeks capital growth. Income is a        American Century Investment
VARIABLE PRODUCTS, INC. Class I                           secondary objective.                     Management, Inc.
                        -------------------------------------------------------------------------------------------------------
                        VP International Fund -- Class I  Seeks capital growth.                    American Century Investment
                                                                                                   Management, Inc.
                        -------------------------------------------------------------------------------------------------------
                        VP Ultra Fund -- Class I          Seeks long-term capital growth.          American Century Investment
                                                                                                   Management, Inc.
                        -------------------------------------------------------------------------------------------------------
                        VP Value Fund -- Class I          Seeks long-term capital growth. Income   American Century Investment
                                                          is a secondary objective.                Management, Inc.
                        -------------------------------------------------------------------------------------------------------
DREYFUS                 Dreyfus Investment Portfolios --  Seeks investment returns that are        The Dreyfus Corporation
                        MidCap Stock Portfolio -- Initial greater than the total return
                        Shares                            performance of publicly traded common
                                                          stocks of medium-sized domestic
                                                          companies in the aggregate as
                                                          represented by the Standard & Poor's
                                                          400 MidCap Index.
                        -------------------------------------------------------------------------------------------------------
                        Dreyfus Variable Investment       Seeks as high a level of current income  The Dreyfus Corporation
                        Fund -- Money Market Portfolio    as is consistent with the preservation
                                                          of capital./1/
                        -------------------------------------------------------------------------------------------------------
                        The Dreyfus Socially Responsible  Seeks to provide capital growth. Current The Dreyfus Corporation
                        Growth Fund, Inc. -- Initial      income is a secondary objective.         (subadvised by, NCM
                        Shares                                                                     Management Group, Inc.)
                        -------------------------------------------------------------------------------------------------------
EATON VANCE VARIABLE    VT Floating-Rate Income Fund      Seeks high current income.               Eaton Vance Management
TRUST
                        -------------------------------------------------------------------------------------------------------
                        VT Income Fund of Boston          Seeks as much current income as          Eaton Vance Management
                                                          possible. The fund primarily invests in
                                                          high yield, high risk corporate bonds,
                                                          commonly referred to as "junk bonds."
                                                          The fund also seeks reasonable
                                                          preservation of capital to the extent
                                                          attained from such investments, and
                                                          growth of income and capital as
                                                          secondary objectives.
                        -------------------------------------------------------------------------------------------------------
                        VT Worldwide Health Sciences      Seeks long-term capital growth by        OrbiMed Advisors, LLC.
                        Fund                              investing in a worldwide and diversified
                                                          portfolio of health science companies.
                        -------------------------------------------------------------------------------------------------------

                    /1/ An investment in the portfolio is not insured or
                        guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share it is possible to lose money by investing in this portfolio.

                                                                                              Adviser (and Sub-Adviser(s),
                   Subaccount Investing In                     Investment Objective                  as applicable)
                   -------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE  VIP Contrafund(R) Portfolio --    Seeks long-term capital appreciation.    Fidelity Management &
INSURANCE PRODUCTS Service Class 2                                                            Research Company
FUND                                                                                          (subadvised by Fidelity
                                                                                              Management & Research
                                                                                              (U.K.) Inc. (FMR U.K.),
                                                                                              Fidelity Management &
                                                                                              Research (Far East) Inc.
                                                                                              (FMR Far East) and Fidelity
                                                                                              Investments Japan Limited
                                                                                              (FIJ), FMR Co., Inc. (FMRC))
                   -------------------------------------------------------------------------------------------------------
                   VIP Equity-Income Portfolio --    Seeks reasonable income. The Portfolio   Fidelity Management &
                   Service Class 2                   will also consider the potential for     Research Company
                                                     capital appreciation. The portfolio's    (subadvised by FMR Co., Inc.
                                                     goal is to achieve a yield which exceeds (FMRC))
                                                     the composite yield on the securities
                                                     comprising the Standard & Poor's
                                                     500/SM/ Index (S&P 500(R)).
                   -------------------------------------------------------------------------------------------------------
                   VIP Mid Cap Portfolio --          Seeks long-term growth of capital.       Fidelity Management &
                   Service Class 2                                                            Research Company
                                                                                              (subadvised by Fidelity
                                                                                              Management & Research
                                                                                              (U.K.), Inc. (FMR U.K.) and
                                                                                              Fidelity Management &
                                                                                              Research Far East Inc. (FMR
                                                                                              Far East))
                   -------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON Franklin Large Cap Growth         Seeks capital appreciation.              Franklin Advisors, Inc.
VARIABLE INSURANCE Securities Fund -- Class 2 Shares
PRODUCTS TRUST
                   -------------------------------------------------------------------------------------------------------
                   Mutual Shares Securities Fund --  Seeks capital appreciation. Income is a  Franklin Mutual Advisors,
                   Class 2 Shares                    secondary goal.                          LLC
                   -------------------------------------------------------------------------------------------------------
                   Templeton Foreign Securities      Seeks long-term capital growth.          Templeton Investment
                   Fund -- Class 2 Shares                                                     Counsel, LLC; subadvised
                                                                                              by Franklin Advisors, Inc.
                   -------------------------------------------------------------------------------------------------------
                   Templeton Global Asset Allocation Seeks high total return.                 Templeton Investment
                   Fund -- Class 2 Shares                                                     Counsel, LLC; subadvised
                                                                                              by Franklin Advisors, Inc.
                   -------------------------------------------------------------------------------------------------------
GE INVESTMENTS     Total Return Fund                 Seeks the highest total return           GE Asset Management
FUNDS, INC.                                          composed of current income and           Incorporated
                                                     capital appreciation, as is consistent
                                                     with prudent investment risk.
                   -------------------------------------------------------------------------------------------------------
J.P. MORGAN SERIES Bond Portfolio                    Seeks high total return consistent with  J.P. Morgan Investment
TRUST II                                             moderate risk of capital and             Management, Inc., a
                                                     maintenance of liquidity.                subsidiary of J.P. Morgan
                                                                                              Chase & Co.
                   -------------------------------------------------------------------------------------------------------
                   International Equity Portfolio    Seeks high total return.                 J.P. Morgan Investment
                   (formerly, International                                                   Management, Inc., a
                   Opportunities Portfolio)                                                   subsidiary of J.P. Morgan
                                                                                              Chase & Co.
                   -------------------------------------------------------------------------------------------------------
                   Mid Cap Value Portfolio           Seeks growth from capital appreciation.  J.P. Morgan Investment
                                                                                              Management, Inc., a
                                                                                              subsidiary of J.P. Morgan
                                                                                              Chase & Co.
                   -------------------------------------------------------------------------------------------------------

                                                                                                Adviser (and Sub-Adviser(s),
                     Subaccount Investing In                    Investment Objective                   as applicable)
                     -------------------------------------------------------------------------------------------------------
                     Small Company Portfolio         Seeks to provide high total return from    J.P. Morgan Investment
                                                     a portfolio of small company stocks.       Management, Inc., a
                                                                                                subsidiary of J.P. Morgan
                                                                                                Chase & Co.
                     -------------------------------------------------------------------------------------------------------
                     U.S. Large Cap Core Equity      Seeks to provide high total return from    J.P. Morgan Investment
                     Portfolio                       a portfolio of selected equity securities. Management, Inc., a subsidiary of J.P. Morgan
                                                                                                Chase & Co.
                     -------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE      MFS(R) Investors Growth Stock   Seeks long-term growth of capital and      Massachusetts Financial
INSURANCE TRUST      Series -- Service Class Shares  future income rather than current income.  Services Company ("MFS(R)")
                     -------------------------------------------------------------------------------------------------------
                     MFS(R) Strategic Income         Seeks high current income. Significant     Massachusetts Financial
                     Series -- Service Class Shares  capital appreciation is a secondary        Services Company ("MFS(R)")
                                                     objective.
                     -------------------------------------------------------------------------------------------------------
                     MFS(R) Total Return Series --   Seeks above average income.                Massachusetts Financial
                     Service Class Shares            Reasonable opportunity for growth of       Services Company ("MFS(R)")
                                                     capital and income is a secondary
                                                     objective.
                     -------------------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE Oppenheimer Capital             Seeks capital appreciation by investing    OppenheimerFunds, Inc.
ACCOUNT FUNDS        Appreciation Fund/VA -- Service in securities of well-known established
                     Shares                          companies.
                     -------------------------------------------------------------------------------------------------------
                     Oppenheimer Main Street Fund/   Seeks high total return (which includes    OppenheimerFunds, Inc.
                     VA -- Service Shares            growth in the value of its shares as well
                                                     as current income) from equity and debt
                                                     securities.
                     -------------------------------------------------------------------------------------------------------
                     Oppenheimer Main Street Small   Seeks capital appreciation.                OppenheimerFunds, Inc.
                     Cap Fund/VA -- Service Shares
                     -------------------------------------------------------------------------------------------------------
SCUDDER VARIABLE     Scudder Technology Growth       Seeks growth of capital.                   Deutsche Asset
SERIES II            Portfolio -- Class B Shares                                                Management
                     -------------------------------------------------------------------------------------------------------
                     SVS Dreman High Return Equity   Seeks to achieve a high rate of total      Deutsche Asset
                     Portfolio -- Class B Shares     return.                                    Management (subadvised by
                                                                                                Dreman Value Management
                                                                                                L.L.C.)
                     -------------------------------------------------------------------------------------------------------
                     SVS Dreman Small Cap Value      Seeks long-term capital appreciation.      Deutsche Asset
                     Portfolio -- Class B Shares                                                Management (subadvised by
                                                                                                Dreman Value Management
                                                                                                L.L.C.)
                     -------------------------------------------------------------------------------------------------------

                      Not all of these Portfolios may be available in all states or in all markets.

                      We will purchase shares of the Portfolios at net asset value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate Portfolios at net asset value to pay death benefits, surrender proceeds, partial withdrawals, to make income payments, or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay Portfolio dividends or Portfolio distributions out to owners as additional units, but instead reflect them in unit values.

                      Shares of the Portfolios are not sold directly to the general public. They are sold to us, and they may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold to retirement plans.

                      When a Fund sells shares in any of its Portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its Portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

                      Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectuses for the Portfolios for additional information.

                      We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee ordinarily based upon a percentage of the average aggregate amount we have invested on behalf of the Separate Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors. These agreements reflect administrative services we provide. The amounts we receive under these agreements may be significant.

                      We may also receive service share fees from some of the Portfolios. These fees are deducted from Portfolio assets, attributable to the contracts and are for the administrative services we provide to those Portfolios. In addition, our affiliate, Capital Brokerage Corporation, the principal underwriter for the contracts, may receive 12b-1 fees deducted from certain Portfolio assets attributable to the contracts for providing distribution and shareholder support services to some of the Portfolios. Because the service share fees and 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis, over time they will increase the cost of an investment in Portfolio shares.

CHANGES TO THE        We reserve the right, within the law, to make additions,
SEPARATE ACCOUNT      deletions and substitutions for the Portfolios of the
AND THE               Funds. We may substitute shares of other portfolios for
SUBACCOUNTS           shares already purchased, or to be purchased in the
                      future, under the contract. This substitution might occur if shares of a Portfolio should no longer be available, or if investment in any Portfolio's shares should become inappropriate, in the judgment of our management, for the purposes of the contract. The new Portfolios may have higher fees and charges than the ones they replaced. No substitution or deletion will be made without prior notice to you and before approval of the SEC, in accordance with the 1940 Act.

                      We also reserve the right to establish additional Subaccounts, each of which would invest in a separate Portfolio of a Fund, or in shares of another investment company, with a specified investment objective. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant. We will not eliminate a Subaccount without prior notice to you and before approval of the SEC. Not all Subaccounts may be available to all classes of contracts.

                      If permitted by law, we may deregister the Separate Account under the 1940 Act in the event registration is no longer required; manage the Separate Account under the direction of a committee; or combine the Separate Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

The Guarantee Account

                      Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to this and other Separate Accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

                      Due to certain exemptive and exclusionary provisions of the Federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the "1933 Act"), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither our Guarantee Account nor our General Account is generally subject to regulation under the 1933 Act and the 1940 Act. Disclosures relating to the interests in the Guarantee Account and the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy of statements made in a registration statement. The Guarantee Account may not be available in all states or markets.

                      Generally, you may allocate your purchase payments and/or transfer assets to the Guarantee Account. For contracts issued on or after the later of September 2, 2003, or the date on which state insurance authorities approve applicable contract modifications, we may limit the amount that may be allocated to the Guarantee Account. Currently, for such contracts, no more than 25% of your Contract Value, as determined at the time of allocation, may be allocated to the Guarantee Account. In addition, where permitted by state law, we will refuse new purchase payments or transfers into the Guarantee Account when your assets in the Guarantee Account are equal or greater than 25% of your Contract Value at the time of allocation. We generally exercise our right to limit or refuse allocations to the Guarantee Account when interest rate periods are low for prolonged periods of time. Amounts allocated to the Guarantee Account are credited interest (as described below). Assets in the Guarantee Account are subject to some, but not all, of the charges we assess in connection with your contract. See the "Charges and Other Deductions" provision in this prospectus.

                      Each time you allocate purchase payments or transfer assets to the Guarantee Account, we establish an interest rate guarantee period. For each interest rate guarantee period, we guarantee an interest rate for a specified period of time. At the end of an interest rate guarantee period, a new interest rate will become effective, and a new interest rate guarantee period will commence for the remaining portion of that particular allocation.

                      We determine the interest rates at our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as purchase payments or transfers of assets under the contracts. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods. However, the interest rates for any interest rate guarantee period will be at least the guaranteed interest rate shown in your contract.

                      We will notify you in writing at least 5 days prior to the expiration date of any interest rate guarantee period about the then currently available interest rate guarantee periods and the guaranteed interest rates applicable to such interest rate guarantee periods. A new one year interest rate guarantee period will commence automatically unless we receive written notice prior to the end of the 30-day period following the expiration of the interest rate guarantee period ("30-day window") of your election of a different interest rate guarantee period from among those being offered by us at that time, or instructions to transfer all or a portion of the remaining amount to one or more Subaccounts, subject to certain restrictions. (See the "Transfers" provision in this prospectus.) During the 30-day window, the allocation will accrue interest at the new interest rate guarantee period's interest rate.

                      To the extent permitted by law, we reserve the right at any time to offer interest rate guarantee periods that differ from those available when we issued the contract, and to credit a higher rate of interest on purchase payments allocated to the Guarantee Account participating in a Dollar Cost Averaging program that would otherwise be credited if not participating in a Dollar Cost Averaging program. (See the "Dollar Cost Averaging Program" provision.) Such a program may not be available to all contracts. We also reserve the right, at any time, to stop accepting purchase payments or transfers of assets to a particular interest rate guarantee period. Since the specific interest rate guarantee periods available may change periodically, please contact our Home Office to determine the interest rate guarantee periods currently being offered.

Charges and Other Deductions

                      We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the contracts. We intend to recover commissions, marketing, administrative and other expenses and cost of contract benefits through fees and charges imposed under the contracts. See the "Distribution of the Contracts" provision in this prospectus.

                      All of the charges described in this section apply to assets allocated to the Separate Account. Assets in the Guarantee Account are subject to all of the charges described in this section except for the mortality and expense risk charge and the administrative expense charge.

                      We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

                         . processing applications for and issuing the
                           contracts;

                         . maintaining records;

                         . administering annuity payments;

                         . furnishing accounting and valuation services
                           (including the calculation and monitoring of daily Subaccount values);

                         . reconciling and depositing cash receipts;

                         . providing contract confirmations and periodic
                           statements;

                         . providing toll-free inquiry services; and

                         . furnishing telephone and internet transaction
                           services.

                      The risks we assume include:

                         . the risk that the death benefit will be greater than
                           the Surrender Value;

                         . the risk that the actual life-span of persons
                           receiving income payments under the contract will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

                         . the risk that more owners than expected will qualify
                           for waivers of the surrender charges; and

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




                         . the risk that our costs in providing the services
                           will exceed our revenues from contract charges (which cannot be changed by us).

                      The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the surrender charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

TRANSACTION
EXPENSES

SURRENDER CHARGE      We assess a surrender charge on partial withdrawals and
                      surrenders of purchase payments taken within the first seven years, unless you meet an available exception as described below. You pay this charge to compensate us for the losses we experience on contract distribution costs.

                      We calculate the surrender charge separately for each purchase payment. For purposes of calculating this charge, we assume that you withdraw purchase payments on a first-in, first-out basis. We deduct the surrender charge proportionately from the Subaccounts. However, if there are insufficient assets in the Separate Account, we will deduct the charge proportionately from all assets in the Guarantee Account. The charge will be taken first from any six year interest rate guarantee periods to which you have allocated purchase payment and then from the one year interest rate guarantee periods on a first-in, first-out basis.

                      The surrender charge is as follows:

         Number of Full and Partially    Surrender Charge as a Percentage
       Completed Years Since We Received of the Surrendered or Withdrawn
             the Purchase Payment                Purchase Payment
       ------------------------------------------------------------------
                       1                                6%
                       2                                6%
                       3                                6%
                       4                                6%
                       5                                5%
                       6                                4%
                   7 or more                            0%
       ------------------------------------------------------------------

                      We do not assess the surrender charge on surrenders or partial withdrawals:

                         . on amounts representing gain (as defined below);

                         . on free withdrawal amounts (as defined below);

                         . taken under Optional Payment Plan 1, Optional
                           Payment Plan 2 (for a period of 5 or more years), or Optional Payment Plan 5; or

                         . if a waiver of surrender charge provision applies.

                      You may withdraw any gain in your contract free of any surrender charge. We calculate gain in the contract as:
                      (a) plus (b) minus (c) minus (d), but not less than zero where:

                        (a) is the Contract Value on the Valuation Day we
                            receive your partial withdrawal or surrender request;

                        (b) is the total of any withdrawals previously taken,
                            including surrender charges assessed;

                        (c) is the total of purchase payments made; and

                        (d) is the total of any gain previously withdrawn.

                      In addition to any gain, you may withdraw an amount equal to the greater of 10% of your total purchase payments or any amount withdrawn to meet minimum distribution requirements under the Code each contract year without a surrender charge (the "free withdrawal amount"). We will deduct amounts surrendered first from any gain in the contract and then from purchase payments made. The free withdrawal amount is not cumulative from contract year to contract year.

                      Further, we will waive the surrender charge if you annuitize the contract under Optional Payment Plan 1 (Life Income with Period Certain), Optional Payment Plan 2 (Income for a Fixed Period) provided that you select a fixed period of 5 years or more, or Optional Payment Plan 5 (Joint Life and Survivor Income). See the "Optional Payment Plans" provision in this prospectus.

                      We also will waive surrender charges arising from a surrender occurring before income payments begin if, at the time we receive the surrender request, we have received due proof that the Annuitant has a qualifying terminal illness, or has a qualifying confinement to a state licensed or legally operated hospital or inpatient nursing facility for a minimum period as set forth in the contract (provided the confinement began, or the illness was diagnosed, at least one year after the Contract
                      Date). If you surrender the contract under the terminal illness waiver, please remember that we will pay your

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



                      Contract Value, which could be less than the death benefit otherwise available. The terms and conditions of the waivers are set forth in your contract.

                      In addition, any partial withdrawals that are immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program are not subject to a surrender charge.

DEDUCTIONS            We deduct from the Separate Account an amount, computed
FROM THE              daily, equal to an annual rate of 1.50% (1.70% when
SEPARATE              either Annuitant is older than age 70 when the contract
ACCOUNT               is issued) of the daily net assets of the Separate
                      Account. The charge consists of an administrative expense charge at an effective annual rate of 0.15% and a mortality and expense risk charge at an effective annual rate of 1.35% (1.55% when either Annuitant is older than age 70 when the contract is issued). These deductions from the Separate Account are reflected in your Contract
                      Value.

OTHER CHARGES

ANNUAL CONTRACT       We will deduct an annual charge of $30 from your Contract
CHARGE                Value to compensate us for certain administrative
                      expenses incurred in connection with the contract. We will deduct the charge at each contract anniversary and at surrender. We will waive this charge if your Contract
                      Value at the time of deduction is more than $40,000.

                      We will allocate the annual contract charge among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate Account at the time the charge is taken. If there are insufficient assets allocated to the Separate Account, we will deduct any remaining portion of the charge from the Guarantee Account proportionately from all assets in the Guarantee Account.

CHARGE FOR THE        We charge you for expenses related to the Optional Death
OPTIONAL DEATH        Benefit Rider Option if you elect this option at the time
BENEFIT RIDER         of application. We deduct this charge against your assets
                      in the Separate Account at each contract anniversary and at surrender to compensate us for the increased risks and expenses associated with providing this death benefit rider. We will allocate the charge for the Optional Death
                      Benefit Rider among your Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate Account at the time we take the charge. If your assets in the Separate Account are not sufficient to cover the charge, we will deduct the charge first from your assets in the Separate
                      Account, if any, and then from your assets in the Guarantee Account (from the amounts that have been in the Guarantee Account for the longest period of time). At surrender, we will charge you a pro-rata portion of the annual charge. The charge for the Optional Death Benefit
                      Rider is an annual rate of 0.25% of your Contract Value at the time of the deduction.

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




CHARGE FOR THE        We charge you for expenses related to the Optional
OPTIONAL ENHANCED     Enhanced Death Benefit Rider Option, if you elect this
DEATH BENEFIT RIDER   option at the time of application, to compensate us for
                      the increased risks and expenses associated with providing this death benefit rider. At the beginning of each contract year after the first, we deduct this charge against the average of your Contract Value at the beginning of the previous contract year and your Contract
                      Value at the end of the previous contract year. At surrender, the charge is made against the average of your Contract Value at the beginning of the current contract year and your Contract Value at surrender. The charge at surrender will be a pro rata portion of the annual charge. We currently charge 0.20% of your average
                      Contract Value, however, we reserve the right to charge up to 0.35% of your average Contract Value. We will allocate the charge for the Optional Enhanced Death
                      Benefit Rider among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate Account at the time we take the charge. If the assets in the Separate Account are not sufficient to cover the charge, we will deduct the charge first from your assets in the Separate
                      Account, if any, and then from your assets in the Guarantee Account from the amounts that have been in the Guarantee Account for the longest period of time.

DEDUCTIONS FOR        We will deduct charges for any premium tax or other tax
PREMIUM TAXES         levied by any governmental entity from purchase payments
                      or the Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include surrenders, partial withdrawals, income payments and death benefit payments).

                      The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax generally ranges from 0.0% to 3.5%.

OTHER CHARGES AND     Each Portfolio incurs certain fees and expenses. To pay
DEDUCTIONS            for these expenses, the Portfolio makes deductions from
                      its assets. The deductions are described more fully in each Portfolio's prospectus.

                      In addition, we reserve the right to impose a charge of up to $10 per transfer. This charge is at our cost with no profit to us.

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




ADDITIONAL            We may reduce or eliminate the administrative expense and
INFORMATION           surrender charges described previously for any particular
                      contract. However, we will reduce these charges only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges.
                      Lower distribution and administrative expenses may be the result of economies associated with:

                        (1) the use of mass enrollment procedures;

                        (2) the performance of administrative or sales
                            functions by the employer;

                        (3) the use by an employer of automated techniques in
                            submitting deposits or information related to deposits on behalf of its employees; or

                        (4) any other circumstances which reduce distribution
                            or administrative expenses.

                      We will state the exact amount of administrative expense and surrender charges applicable to a particular contract in that contract.

                      We may also reduce charges and/or deductions for sales of the contracts to registered representatives who sell the contracts to the extent we realize savings of distribution and administrative expenses. Any such reduction in charges and/or deductions will be consistent with the standards we use in determining the reduction in charges and/or deductions for other group arrangements.

The Contract

                      The contract is an individual flexible premium variable deferred annuity contract. We describe your rights and benefits below and in the contract. There may be differences in your contract (such as differences in fees, charges, and benefits) because of requirements of the state where we issued your contract. We will include any such differences in your contract.

PURCHASE OF           If you wish to purchase a contract, you must apply for it
THE CONTRACT          through an authorized sales representative. The sales
                      representative will send your completed application to us, and we will decide whether to accept or reject it. If we accept your application, our legally authorized officers prepare and execute a contract. We then send the contract to you through your sales representative. See the "Distribution of the Contracts" provision in this prospectus.

                      If we receive a completed application and all other information necessary for processing a purchase order, we will apply your initial purchase payment no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold your initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, we will inform you of the reasons, and will return your purchase payment immediately, unless you specifically authorize us to keep it until the application is complete. Once you complete your application, we must apply the initial purchase payment within two business days. We will apply any additional purchase payments you make on the Valuation Day we receive them at our Home Office.

                      To apply for a contract, you must be of legal age in a state where we may lawfully sell the contracts and also be eligible to participate in any of the qualified or non-qualified retirement plans for which we designed the contracts. The Annuitant(s) cannot be older than age 85, unless we approve a different age.

                      This contract may be used with certain tax qualified retirement plans. The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this contract does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. If you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefit, income benefits and other non-tax-related benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

                      Purchasing the contract through a tax-free "Section 1035" exchange. Section 1035 of the Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can use the proceeds from another annuity contract to make purchase payments for this contract. Before making an exchange to acquire this contract, you should carefully compare this contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this contract and this contract has its own surrender charges which would apply to you. The fees and charges under this contract may be higher (or lower), and the benefits may be different, than those of your current contract. In addition, you may have to pay federal income and penalty taxes on the exchange if it does not qualify for Section 1035 treatment. You should not exchange another contract for this contract unless you determine, after evaluating all of the facts, that the exchange is in your best interest. Please note that the person who sells you this contract generally will earn a commission.

OWNERSHIP             As owner, you have all rights under the contract, subject
                      to the rights of any irrevocable beneficiary. Two persons may apply for a contract as joint owners. Joint owners have equal undivided interests in their contract. That means that each may exercise any ownership rights on behalf of the other except of ownership changes. Joint owners also have the right of survivorship. This means if a joint owner dies, his or her interest in the contract passes to the surviving owner. You must have our approval to add a joint owner after we issue the contract. We may require additional information if joint ownership is requested after the contract is issued.

                      During the Annuitant's life, you can change any non-natural owner to another non-natural owner.

                      Before the Annuity Commencement Date, you may change:

                         . your Annuity Commencement Date to any date at least
                           ten years after your last purchase payment;

                         . your optional payment plan;

                         . the allocation of your investments among the
                           Subaccounts and/or the Guarantee Account; and

                         . the owner, joint owner, primary beneficiary, and
                           contingent beneficiary upon written notice to our Home Office, if you reserved this right, and the Annuitant(s) is living at the time of the request. If you change a beneficiary, your plan selection will no longer be in effect unless you request that it continue. Changing the owner or joint owner may have tax consequences and you should consult a tax adviser before doing so.

                      We must receive your request for a change in a form satisfactory to us. The change will take effect as of the date you sign the request. The change will be subject to any payment made before we recorded the change.

ASSIGNMENT            An owner of a Non-Qualified Contract may assign some or
                      all of his or her rights under the contract. An assignment must occur before the Annuity Commencement
                      Date and while the Annuitant is still living. Once proper notice of the assignment is recorded by our Home Office, the assignment will become effective as of the date the written request was signed.

                      Qualified Contracts, IRAs and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except where allowed by law.

                      We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Home Office receives sufficient direction from the owner and the assignee regarding the proper allocation of contract rights.

                      Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to an IRS tax penalty equal to 10% of the amount included in gross income.

                      Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

PURCHASE              You may make purchase payments at any frequency and in
PAYMENTS              the amount you select, subject to certain limitations.
                      You must obtain our approval before you make total purchase payments for an Annuitant age 79 or younger that exceed $2,000,000. If any Annuitant is age
                      80 or older at the time of payment, the total amount not subject to prior approval is $1,000,000. Payments may be made at any time prior to the Annuity Commencement Date, the surrender of the contract, or the death of the owner
                      (or joint owner, if applicable), whichever comes first.
                      We reserve the right to refuse to accept a purchase payment for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.

                      The minimum initial purchase payment is $5,000 ($2,000 if your contract is an IRA contract). We may accept a lower initial purchase payment in the case of certain group sales. Each additional purchase payment must be at least $500 for Non-Qualified Contracts ($200 if paid by electronic fund transfers), $50 for IRA contracts and $100 for other Qualified Contracts. If a Non-Qualified Contract is being used to fund another deferred annuity as a Funding Annuity pursuant to an approved Annuity Cross Funding Program, the minimum additional purchase payment is $100. See the "Annuity Cross Funding Program" provision in this prospectus.

VALUATION DAY         We will value Accumulation and Annuity Units once daily
AND VALUATION         as of the close of regular trading (currently 4:00 p.m.
PERIOD                Eastern Time) for each day the New York Stock Exchange is
                      open, except for days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period.

ALLOCATION OF         We place purchase payments into the Subaccounts, each of
PURCHASE              which invests in shares of a corresponding Portfolio
PAYMENTS              and/or the Guarantee Account, according to your
                      instructions. You may allocate purchase payments to up to 10 Subaccounts plus the Guarantee Account at any one time. The percentage of purchase payment which you can put into any one Subaccount or guarantee period must equal a whole percentage and cannot be less than $100. In addition, for contracts issued on or after the later of September 2, 2003, or the date on which state insurance authorities approve applicable contract modifications we may limit the amount that may be allocated to the Guarantee Account. Currently, no more than 25% of your Contract Value, as determined at the time of allocation, may be allocated to the Guarantee Account.

                      Upon allocation to the appropriate Subaccounts, we convert purchase payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount on the Valuation Day on which we receive any additional purchase payment at our Home Office. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the Portfolio's investments perform, but also upon the charges of the Separate Account and the Portfolios.

                      You may change the allocation of subsequent purchase payments at any time, without charge, by sending us acceptable notice. The new allocation will apply to any purchase payments made after we receive notice of the change.

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



VALUATION OF          Partial withdrawals, surrenders and/or payment of the
ACCUMULATION          death benefit all result in the cancellation of an
UNITS                 appropriate number of Accumulation Units. We cancel
                      Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions with regard to the partial withdrawal, surrender or payment of a death benefit. The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

                      The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Portfolio held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the administrative expense and mortality and expense risk charges from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution so that the unit value is not impacted. Also, if we need to reserve money for taxes, we take into account a per share charge or credit for any taxes reserved for which we determine to have resulted from the operations of the Subaccount.

                      The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Portfolio because of the deduction of Separate Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. See the Statement of Additional Information for more details.

Transfers

TRANSFERS BEFORE      All contract owners may transfer all or a portion of
THE ANNUITY           their assets between and among the Subaccounts of the
COMMENCEMENT          Separate Account and the Guarantee Account on any
DATE                  Valuation Day prior to the Annuity Commencement Date,
                      subject to certain conditions that are stated below.
                      Owners may not, however, transfer assets in the Guarantee
                      Account from one interest rate guarantee period to another interest rate guarantee period. We process transfers among the Subaccounts and between the Subaccounts and the Guarantee Account as of the end of the Valuation Period that we receive the transfer request in good order at our Home Office. There may be limitations placed on multiple transfer requests made at different times during the same Valuation Period involving the same Subaccounts and/or the Guarantee
                      Account. We may postpone transfers to, from or among the Subaccounts and/or the Guarantee Account under certain circumstances. See the "Requesting Payments" provision in this prospectus.

TRANSFERS FROM        We may limit and/or restrict transfers from the Guarantee
THE GUARANTEE         Account to the Subaccounts. For any allocation from the
ACCOUNT TO THE        Guarantee Account to the Subaccounts, the limited amount
SUBACCOUNTS           will not be less than any accrued interest on that
                      allocation plus 25% of the original amount of that allocation. Unless you are participating in a Dollar Cost
                      Averaging program (see the "Dollar Cost Averaging
                      Program" provision), you may make such transfers only during the 30-day period beginning with the end of the preceding interest rate guarantee period applicable to that particular allocation. We also may limit the amount that you may transfer to the Subaccounts.

TRANSFERS FROM        We may restrict certain transfers from the Subaccounts to
THE SUBACCOUNTS       the Guarantee Account. For contracts issued on or after
TO THE GUARANTEE      the later of September 2, 2003, or the date on which
ACCOUNT               state insurance authorities approve applicable contract
                      modifications, we may also limit the amount that may be allocated to the Guarantee Account to no more than 25% of your Contract Value, as determined at the time of allocation. In addition, where permitted by state law, we will refuse new purchase payments or transfers into the Guarantee Account when your assets in the Guarantee
                      Account are equal to or greater than 25% of your Contract
                      Value at the time of allocation. We generally exercise our right to limit or refuse allocations to the Guarantee
                      Account when interest rate periods are low for prolonged periods of time. In addition, we reserve the right to prohibit or limit transfers from the Subaccounts to the Guarantee Account during the six month period following the transfer of any amount from the Guarantee Account to any Subaccount.

TRANSFERS AMONG       All contract owners may submit 12 Subaccount transfers
THE SUBACCOUNTS       each calendar year by U.S. Mail, voice response,
                      internet, telephone or facsimile. Once such 12 Subaccount transfers have been executed a letter will be sent notifying owners that they may submit additional transfers only in writing by U.S. Mail or by overnight delivery service. Transfer requests sent by same day mail, courier service, internet, telephone or facsimile will not be accepted under any circumstances. In addition, owners wishing to cancel a written Subaccount transfer must also cancel it in writing by U.S. Mail or by overnight delivery service. We will process the cancellation request as of the Valuation Day the cancellation request is received at our Home Office. The restrictions listed above do not apply to any transfers made among the Subaccounts pursuant to a Dollar Cost
                      Averaging program or Portfolio Rebalancing program.

                      Currently, we do not charge for transfers. However, we reserve the right to assess a charge of up to $10 per transfer. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100.

                      Sometimes, we may not honor transfer requests. We may not honor a transfer request if:

                        (1) any Subaccount that would be affected by the
                            transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests;

                        (2) the transfer is a result of more than one trade
                            involving the same Subaccount within a 30 day period; or

                        (3) the transfer would adversely affect Accumulation
                            Unit values.

                      We also may not honor transfers made by third parties (see the "Transfers by Third Parties" provision). We will treat all contract owners equally with respect to transfer requests.

                      If a transfer request is not processed, a letter will be sent notifying you that your transfer request was not honored. If we do not honor your transfer request, we will not count that request as a transfer for purposes of the 12 transfers allowed each calendar year as described in the previous section. If you still wish to transfer assets to a specified Subaccount, you must contact our Home Office in accordance with the first paragraph of this section.

                      When thinking about a transfer of assets, you should consider the inherent risks involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.

TELEPHONE/            All contract owners may make their first 12 transfers
INTERNET              among the Subaccounts or between the Subaccounts and the
TRANSACTIONS          Guarantee Account by calling or electronically contacting
                      us provided we receive written authorization at our Home
                      Office to execute such transactions prior to such request. Transactions that can be conducted over the telephone and internet include, but are not limited to:

                        (1) the first 12 transfers of assets among the
                            Subaccounts or between the Subaccounts and the Guarantee Account in any calendar year (this includes any changes in purchase payment allocations when such changes include a transfer of assets);

                        (2) Dollar Cost Averaging; and

                        (3) Portfolio Rebalancing.

                      We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

                        (1) requiring you or a third party to provide some form
                            of personal identification before we act on the telephone/internet instructions;

                        (2) confirming the telephone/internet transaction in
                            writing to you or a third party you authorized;
                            and/or

                        (3) tape recording telephone instructions or retaining
                            a record of your electronic request.

                      We reserve the right to limit or prohibit telephone and internet transactions.

                      We may delay making a payment or processing a transfer request if:

                        (1) the disposal or valuation of the Separate Account's
                            assets is not reasonably practicable because the New York Stock Exchange is closed;

                        (2) on nationally recognized holidays, trading is
                            restricted by the New York Stock Exchange;

                        (3) an emergency exists making the disposal or
                            valuation of securities held in the Separate
                            Account impracticable; or

                        (4) the SEC by order permits postponement of payment to
                            protect our owners.

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                      Rules and regulations of the SEC will govern as to when
                      the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

CONFIRMATION OF       We will not be liable for following instructions that we
TRANSACTIONS          reasonably determine to be genuine. We will send you a
                      confirmation of any transfer we process. You are responsible for verifying transfer confirmations and notifying us of any errors within 30 days of receiving the confirmation statement.

SPECIAL NOTE ON       Please note that the internet or our telephone system may
RELIABILITY           not always be available. Any computer system or telephone
                      system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Home Office.

TRANSFERS BY          As a general rule and as a convenience to you, we allow
THIRD PARTIES         you to give third parties the right to conduct transfers
                      on your behalf. However, when the same third party possesses this ability on behalf of many owners, the result can be simultaneous transfers involving large amounts of assets. Such transfers can disrupt the orderly management of the Portfolios underlying the contract, can result in higher costs to owners, and are generally not compatible with the long-range goals of owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all beneficial shareholders of the Portfolios and the management of the Portfolios share this position.

                      Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple owners, we may not honor such transfers. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the owners in whose names they are submitted. These procedures will not, however, prevent owners from making their own transfer requests.

DOLLAR COST           The Dollar Cost Averaging program permits you to
AVERAGING             systematically transfer on a monthly or quarterly basis a
PROGRAM               set dollar amount from the Subaccount investing in the
                      Dreyfus Variable Investment Fund -- Money Market
                      Portfolio and/or the Guarantee Account to any combination of other Subaccounts (as long as the total number of Subaccounts used does not exceed the maximum number allowed under the contract). The Dollar
                      Cost Averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase Accumulation Units when their value is low as well as when it is high. Dollar Cost Averaging does not assure a profit or protect against a loss.

                      You may participate in the Dollar Cost Averaging program:

                        (1) by electing it on your application;

                        (2) by contacting an authorized sales representative; or

                        (3) by calling us at (800) 352-9910.

                      To use the program, you must transfer at least $100 from the Subaccount investing in the Dreyfus Variable Investment Fund -- Money Market Portfolio and/or interest rate guarantee period with each transfer.

                      The Dollar Cost Averaging program will begin 30-days after we receive all required forms with your instructions and any necessary purchase payment, unless we allow an earlier date. We will discontinue your participation in the Dollar Cost Averaging program:

                         . on the business day we receive your request to
                           discontinue the program in writing or by telephone (assuming we have your telephone authorization form on file); or

                         . when the assets in the Subaccount investing in the
                           Dreyfus Variable Investment Fund -- Money Market Portfolio and/or interest rate guarantee period from which transfers are being made are depleted.

                      If you Dollar Cost Average from the Guarantee Account, we reserve the right to determine the amount of each automatic transfer. We reserve the right to transfer any remaining portion of an allocation used for Dollar Cost Averaging to a new guarantee period upon termination of the Dollar Cost Averaging program for that allocation. You may not transfer from one interest rate guarantee period to another interest rate guarantee period.

                      We also reserve the right to credit a higher rate of interest on purchase payments allocated to the Guarantee Account that participate in the Dollar Cost Averaging program. We refer to this higher rate of interest as enhanced Dollar Cost Averaging. The Dollar Cost Averaging program and/or enhanced Dollar Cost Averaging program may not be available in all states and in all markets or through all broker-dealers who sell the contracts. If you terminate the Dollar Cost Averaging program prior to the depletion of assets from the Guarantee Account, we have the right to credit the remaining assets in the Guarantee Account the current interest rate being credited to all other Guarantee Account assets not participating in the enhanced Dollar Cost Averaging Program as of that Valuation Day. In addition, for contracts issued on or after the later of September 2, 2003, or the date on which state insurance authorities approve applicable contract modifications, if you terminate your Dollar Cost Averaging program prior to the depletion of assets in the Guarantee Account, we may limit the amount that may be allocated to the Guarantee Account. If we exercise this right, we guarantee the amount limited will be the same as the amount limited for those contracts not participating in a Dollar Cost Averaging program as of the date you terminate your Dollar Cost Averaging program.

                      There is no additional charge for Dollar Cost Averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge or for calculating the minimum number of transfers we may allow in a calendar year.

                      We may, from time to time, offer various Dollar Cost Averaging programs. We reserve the right to discontinue new Dollar Cost Averaging programs or to modify such programs at any time and for any reason. We also reserve the right to prohibit participation in Dollar Cost Averaging and Systematic Withdrawals at the same time.

                      Owners considering participating in a Dollar Cost Averaging program should call (800) 352-9910 or an authorized sales representative to verify the availability of Dollar Cost Averaging.

PORTFOLIO             Once your purchase payment has been allocated among the
REBALANCING           Subaccounts, the performance of each Subaccount may cause
PROGRAM               your allocation to shift. You may instruct us to
                      automatically rebalance (on a quarterly, semi-annual or annual basis) your assets among the Subaccounts to return to the percentages specified in your allocation instructions. Your percentage allocations must be in whole percentages. The program does not include allocations to the Guarantee Account. You may elect to participate in the Portfolio Rebalancing program at any time by completing the Portfolio Rebalancing agreement.

                      Subsequent changes to your percentage allocations may be made at any time by written or telephone instructions to our Home Office. Once elected, Portfolio Rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue Portfolio Rebalancing. There is no additional charge for using Portfolio Rebalancing, and we do not consider Portfolio Rebalancing a transfer for purposes of assessing a transfer charge or for calculating the maximum number of transfers permitted in a calendar year. We reserve the right to discontinue offering the Portfolio Rebalancing program at any time and for any reason. Portfolio Rebalancing does not assure a profit or protect against a loss.

GUARANTEE             You may instruct us to transfer interest earned on your
ACCOUNT               assets in the Guarantee Account (if available) to the
INTEREST SWEEP        Subaccounts to which you are allocating purchase
PROGRAM               payments, in accordance with your allocation instructions
                      in effect on the date of the transfer any time before the Annuity Commencement Date. You must specify the frequency of the transfers (either monthly, quarterly, semi-annually, or annually).

                      The minimum amount in the Guarantee Account required to elect this option is $1,000, but may be reduced at our discretion. The transfers under this program will take place on the last calendar day of each period.

                      You may participate in the interest sweep program at the same time you participate in either the Dollar Cost Averaging program or the Portfolio Rebalancing program. If any interest sweep transfer is scheduled for the same day as a Portfolio Rebalancing transfer, we will process the interest sweep transfer first.

                      We may limit the amount you may transfer from the Guarantee Account to the Subaccounts for any particular allocation. See the "Transfers" provision in this prospectus. We will not process an interest sweep transfer if that transfer would exceed the amount permitted to be transferred.

                      You may cancel your participation in the interest sweep program at any time by writing or calling our Home Office at the address or telephone number listed on page 1 of this prospectus. We will automatically cancel your participation in the program if your assets in the Guarantee Account are less than $1,000 or such lower amount as we may determine. There is no additional charge for the interest sweep program. We do not consider interest sweep transfers a transfer for purposes of assessing a transfer charge or for calculating the maximum number of transfers permitted in a calendar year. The interest sweep program does not assure a profit or protect against a loss.

Surrenders and Partial Withdrawals


SURRENDERS AND        For contracts issued on or after the later of September
PARTIAL               2, 2003, or the date on which state insurance authorities
WITHDRAWALS           approve applicable contract modifications, partial
                      withdrawals from the Subaccounts may further reduce or restrict the amount that may be allocated to the Guarantee Account (see the "Guarantee Account" provision in this prospectus.)

                      We will allow you to surrender your contract or to withdraw a portion of your Contract Value at any time before the Annuity Commencement Date upon your written request, subject to the conditions discussed below.

                      We will not permit a partial withdrawal that is less than $100 or a partial withdrawal that would reduce your Contract Value to less than $1,000. If your partial withdrawal request would reduce your Contract Value to less than $1,000, we will surrender your contract in full. Different limits and other restrictions may apply to Qualified Contracts.

                      The amount payable on surrender of the contract is the Surrender Value at the end of the Valuation Period during which we receive the request. The Surrender Value equals:

                        (1) the Contract Value (after deduction of any charge
                            for an optional rider and annual contract charge, if applicable) on the Valuation Day we receive a request for surrender; less

                        (2) any applicable surrender charge; less

                        (3) any applicable premium tax.

                      We may pay the Surrender Value in a lump sum or under one of the optional payment plans specified in the contract, based on your instructions.

                      If you are taking a partial withdrawal, you may indicate, in writing or by calling our Home Office, from which Subaccounts or interest rate guarantee periods we are to take your partial withdrawal. If you do not so specify, we will deduct the amount of the partial withdrawal first from the Subaccounts on a pro-rata basis, in proportion to your assets in the Separate Account. We will deduct any remaining amount from the Guarantee Account. We will take deductions from the Guarantee Account from the amounts (including any interest credited to such amounts) which have been in the Guarantee Account for the longest period of time. When taking a partial withdrawal, any applicable surrender charges and/or applicable premium tax will be taken from the amount withdrawn, unless otherwise requested.

                      We may delay making a payment if:

                        (1) the disposal or valuation of the Separate Account's
                            assets is not reasonably practicable because the New York Stock Exchange is closed;

                        (2) on nationally recognized holidays, trading is
                            restricted by the New York Stock Exchange;

                        (3) an emergency exists making the disposal or
                            valuation of securities held in the Separate
                            Account impracticable; or

                        (4) the SEC by order permits postponement of payment to
                            protect our owners.

                      Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

                      Please remember that partial withdrawals (including partial withdrawals immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) will reduce your death benefit by the proportion that the partial withdrawal (including any applicable surrender charges and premium taxes assessed) reduces your Contract Value. See the "Death Benefit" provision in this prospectus.

                      Partial withdrawals and surrenders may also be subject to income tax and, if taken prior to age 59 1/2, a 10% additional IRS penalty tax. See the "Federal Tax Matters" provision in this prospectus.

                      For contracts issued on or after the later of September 2, 2003, or the date on which state insurance authorities approve applicable contract modifications, partial withdrawals from the Subaccounts may further reduce or restrict the amount that may be allocated to the Guarantee Account (see the "Guarantee Account" provision in this prospectus).

RESTRICTIONS ON       Section 830.105 of the Texas Government Code permits
DISTRIBUTIONS         participants in the Texas Optional Retirement Program to
FROM CERTAIN          withdraw their interest in a variable annuity contract
CONTRACTS             issued under the Texas Optional Retirement Program only
                      upon:

                        (1) termination of employment in the Texas public
                            institutions of higher education;

                        (2) retirement;

                        (3) death; or

                        (4) the participant's attainment of age 70 1/2.

                      If your contract is issued to a Texas Optional Retirement Plan, you must furnish us proof that one of these four events has occurred before we distribute any amounts from your contract.

SYSTEMATIC            The Systematic Withdrawal program allows you to take
WITHDRAWAL            Systematic Withdrawals of a specified dollar amount (in
PROGRAM               equal installments of at least $100) on a monthly,
                      quarterly, semi-annual or annual basis. Your payments can begin at any time after 30 days from the date your contract is issued (unless we allow an earlier date). To participate in the program, your Contract Value must initially be at least $5,000 and you must complete our Systematic Withdrawal form. You can obtain the form from an authorized sales representative or our Home Office.

                      Your Systematic Withdrawals in a contract year may not exceed the amount which is not subject to a surrender charge. (See the "Surrender Charge" provision.) We will deduct the Systematic Withdrawal amounts first from any gain in the contract and then from purchase payments made. You may provide specific instructions as to which Subaccounts and/or interest rate guarantee periods from which we are to take the Systematic Withdrawals. If you have not provided specific instructions, or if your specific instructions cannot be carried out, we will process the withdrawals by cancelling Accumulation Units on a pro-rata basis from all of the Subaccounts in which you have an interest. To the extent that your assets in the Separate Account are not sufficient to accomplish the withdrawal, we will take the withdrawal from any assets you have in the Guarantee Account. We will take deductions from the Guarantee Account from the amounts (including interest credited to such amounts) that have been in the Guarantee Account for the longest period of time.

                      After your Systematic Withdrawals begin, you may change the frequency and/or amount of your payments, subject to the following:

                         . you may request only one such change in a calendar
                           quarter; and

                         . if you did not elect the maximum amount you could
                           withdraw under this program at the time you elected the current series of Systematic Withdrawals, then you may increase the remaining payments up to the maximum amount.

                      A Systematic Withdrawal program will terminate automatically when a Systematic Withdrawal would cause the remaining Contract Value to be less than $1,000. If a Systematic Withdrawal would cause the Contract Value to be less than $1,000, then we will not process that Systematic Withdrawal transaction. If any of your Systematic Withdrawals would be or become less than $100, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $100. You may discontinue Systematic Withdrawals at any time by notifying us in writing at our Home Office or by telephone. You may request that we pay any remaining payments in a lump sum. See the "Requesting Payments" provision in this prospectus.

                      For contracts issued on or after September 2, 2003, or the date on which state insurance authorities approve applicable contract modifications, taking systematic withdrawals from the Subaccounts may further reduce or restrict the amount that may be allocated to the Guarantee Account. See the "Guarantee Account" provision in this prospectus.

                      Each Systematic Withdrawal is subject to Federal income taxes on any portion considered gain for tax purposes. In addition, you may be assessed a 10% IRS penalty tax on Systematic Withdrawals if you are under age 59 1/2 at the time of the withdrawal.

                      Both partial withdrawals at your specific request and withdrawals under a Systematic Withdrawal program will count toward the limit of the amount that you may withdraw in any contract year free under the free withdrawal privilege. (See the "Surrender Charge" provision in this prospectus.) Your Systematic Withdrawal amount may be affected if you take an additional partial withdrawal.

                      Systematic Withdrawals (including any Systematic Withdrawal immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) will reduce your death benefit by the proportion that each Systematic Withdrawal (including any applicable surrender charges and premium tax) reduces your Contract Value. See the "Death of Owner and/or Annuitant" provision in this prospectus.

                      There is no charge for participation in the Systematic Withdrawal program, however we reserve the right to prohibit participation in Systematic Withdrawal and Dollar Cost Averaging programs at the same time. We also reserve the right to discontinue and/or modify the Systematic Withdrawal program upon 30 days written notice to owners.

ANNUITY CROSS         This section of the prospectus describes a program that
FUNDING               may permit you (if you are eligible) to purchase this
PROGRAM               contract and use it to make payments to a Scheduled
                      Purchase Payment Variable Deferred Annuity issued by GE
                      Life and Annuity Assurance Company. We refer to the program as the "Annuity Cross Funding Program" because you systematically withdraw amounts from this annuity contract (referred to as the "Funding Annuity") to make payments to the Scheduled Purchase Payment Variable
                      Deferred Annuity Contract.

                      What is the Annuity Cross Funding Program? Subject to our prior approval, you may arrange to take Systematic Withdrawals and immediately allocate that withdrawal to the Scheduled Purchase Payment Variable Deferred Annuity Contract issued by us. We will not assess surrender charges on withdrawals that are allocated to the Scheduled Purchase Payment Variable Deferred Annuity as part of the Annuity Cross Funding

                      Program, however, such withdrawals will reduce proportionally any death benefit available. See the "Death Benefit" provision. Systematic Withdrawals that are used in conjunction with the Annuity Cross Funding Program do not count toward the limit that you may withdraw in any contract year pursuant to your free withdrawal privilege.

                      How does the Annuity Cross Funding Program work? To participate in the Annuity Cross Funding Program, you must satisfy certain eligibility requirements and receive our prior approval. This contract, as the Funding Annuity, must be issued on the same date as the Scheduled Purchase Payment Variable Deferred Annuity and have the same Annuity Commencement Date.

                      There is no charge for participating in the Annuity Cross Funding Program. The Annuity Cross Funding Program will terminate automatically when the Systematic Withdrawals from this Funding Annuity cause the Contract Value in this Funding Annuity to be less than $100. You may discontinue the Annuity Cross Funding Program at any time by notifying us in writing at our Home Office. Discontinuing the Annuity Cross Funding Program could cause you to lose your guarantee under the Scheduled Purchase Payment Variable Deferred Annuity if the scheduled purchase payments are not completed under the terms of that contract. The actual performance of this Funding Annuity may directly affect the amount of purchase payments that must be allocated to this Funding Annuity in order to make all required Scheduled Installments for the Scheduled Purchase Payment Variable Deferred Annuity Contract. If the Subaccounts of the Funding Annuity in which you have allocated assets do not perform as anticipated, it may be necessary to make additional purchase payments to either this Funding Annuity or to the Scheduled Purchase Payment Variable Deferred Annuity so that you do not lose your right to Guaranteed Minimum Income Payments under the Scheduled Purchase Payment Variable Deferred Annuity Contract.

                      The Scheduled Purchase Payment Variable Deferred Annuity is offered by a separate prospectus. Only variable annuity contracts currently issued by us or one of our affiliated companies and offered for use in an Annuity Cross Funding Program may be purchased as a Funding Annuity. The Scheduled Purchase Payment Variable Deferred Annuity Contract is not offered by this prospectus. The Scheduled Purchase Payment Variable Deferred Annuity Contract is offered only by the current prospectus for the Scheduled Purchase Payment Variable Deferred Annuity Contract.

                      Annuity Cross Funding Program -- tax treatment of the annuity contracts. Under an Annuity Cross Funding Program we will treat transfers from this Funding Annuity to the Scheduled Purchase Payment Variable Deferred Annuity contract as non-taxable transfers within a single annuity contract for Federal tax purposes only if this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity each satisfy certain requirements upon issue. Our ability to continue to treat transfers from this Funding Annuity to the Scheduled Purchase Payment Variable Deferred Annuity as non-taxable transfers within a single annuity contract for Federal tax purposes may be adversely affected if certain changes are made to either contract after issue. Changing the Annuity Commencement Date for this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity once a Cross Funding Program has begun may have adverse tax consequences, and you should consult a tax adviser before making any such change. In addition, changing the Annuity Commencement Date on this Funding Annuity may cause you to lose your rights to guaranteed minimum income payments under the terms of the Scheduled Purchase Payment Variable Deferred Annuity contract.

                      Both contracts must have the same owner, joint owner if any, Annuitant, and Joint Annuitant, if any. The beneficiaries need not be the same. Changing any owner, Annuitant, or beneficiary may have adverse tax consequences. You should consult a tax adviser before making such a change.

                      This contract permits you for a limited period to return it for a refund as described under the "Return Privilege" section of this prospectus. The Scheduled Purchase Payment Variable Deferred Annuity we offer may also provide a return privilege. You may choose to return either this Funding Annuity, the Scheduled Purchase Payment Variable Deferred Annuity, or both contracts in accordance with the applicable return privilege. Returning either this Funding Annuity or the Scheduled Purchase Payment Variable Deferred Annuity in accordance with the applicable return privilege without also returning the other contact may result in adverse tax consequences and you should consult a tax adviser before returning only one contract.

                      Transfers from the Scheduled Purchase Payment Variable Deferred Annuity to the Funding Annuity are not permitted. While surrender charges applicable to this Funding Annuity may decline over certain periods, amounts transferred from this Funding Annuity to the Scheduled Purchase Payment Variable Deferred Annuity may be subject to surrender charges and/or a market value adjustment (which may be positive or negative) upon a partial withdrawal or surrender from the Scheduled Purchase Payment Variable Deferred Annuity. The surrender charge applicable to amounts transferred to the Scheduled Purchase Payment Variable Deferred Annuity may be higher than those applicable to such amounts had they remained invested in this Funding Annuity; market value adjustments applicable to amounts transferred to the Scheduled Purchase Payment Variable Deferred Annuity would not have been applicable to such amounts had they remained invested in this Funding Annuity.

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




                      If you request a partial withdrawal or surrender while participating in an Annuity Cross Funding Program, you must designate whether the partial withdrawal or surrender is to be made from this Funding Annuity or the Scheduled Purchase Payment Variable Deferred Annuity. Surrender charges and any other applicable charges will be assessed according to the provisions of the contract from which the partial withdrawal or surrender is made and as disclosed in the prospectus for that contract. You should be aware that the tax treatment of partial withdrawals or surrenders from either this Funding Annuity contract or the Scheduled Purchase Payment Variable Deferred Annuity Contract will be affected by partial withdrawals or surrenders as well as gains or losses with respect to the other contract. You should consult a tax adviser before requesting partial withdrawals or surrenders from this Funding Annuity or the Scheduled Purchase Payment Variable Deferred Annuity while participating in an Annuity Cross Funding Program.

                      Death benefits will be calculated and paid separately in accordance with the provisions of this Funding Annuity or the Scheduled Purchase Payment Variable Deferred Annuity as the case may be, and as disclosed in the prospectus for the respective contract.

                      Annuity payments will be calculated and paid according to the provisions of this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity (including the respective annuity tables of such contracts) and the provisions of the respective prospectuses for and administrative procedures applicable to each such contract. However, this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity Contract will be aggregated and treated as one contract for purposes of the tax treatment of such annuity payments. You should consult a tax adviser before requesting annuity payments to start under this Funding Annuity and/or the Scheduled Purchase Payment Variable Deferred Annuity Contract and before commuting any annuity payments before the payment date for such payment.

                      This discussion of the Annuity Cross Funding Program does not attempt to address the tax and other treatment of every transaction that could be effected under this Funding Annuity or the Scheduled Purchase Payment Variable Deferred Annuity Contract in connection with an Annuity Cross Funding Program. You should consult a tax adviser before you purchase this contract and/or Scheduled Purchase Payment Variable Deferred Annuity Contract in connection with an Annuity Cross Funding Program.

The Death Benefit


DEATH BENEFIT         If any Annuitant dies before income payments begin,
AT DEATH OF           regardless of whether the Annuitant is also an owner or
ANY ANNUITANT         joint owner of the contract, the amount of proceeds
BEFORE ANNUITY        available for the designated beneficiary is the death
COMMENCEMENT          benefit. Upon receipt of due proof of an Annuitant's
DATE                  death (generally, due proof is a certified copy of the
                      death certificate or a certified copy of the decree of a court of competent jurisdiction as to the finding of death), a death benefit will be paid in accordance with your instructions, subject to distribution rules and termination of contract provisions discussed in the contract and elsewhere in the prospectus.

                      The death benefit choices we offer are:

                        (1) the Basic Death Benefit;

                        (2) the Optional Death Benefit; and

                        (3) the Optional Enhanced Death Benefit.

                      We automatically provide the Basic Death Benefit to you. The Optional Death Benefit and the Optional Enhanced Death Benefit are available to you for an additional charge.

                      The death benefit varies based on:

                        (1) the Annuitant's age on the date the contract is
                            issued;

                        (2) the Annuitant's age on the date of his or her death;

                        (3) the number of contract years that elapse from the
                            date the contract is issued until the date of the Annuitant's death; and

                        (4) whether any premium taxes are due at the time the
                            death benefit is paid.

                      For contracts issued on or after the later of May 15, 2001 or the date on which state insurance authorities approve applicable contract modifications, the Basic Death Benefit will be as follows:

                      If the Annuitant is, or both the Annuitant and the Joint Annuitant are, age 80 or younger at the time the contract is issued, the Basic Death Benefit equals the greatest of:

                        (a) the Contract Value as of the date we receive due
                            proof of death of any Annuitant;

                        (b) the greatest Contract Value as of any contract
                            anniversary up to and including the contract anniversary next following or coincident with the 80th birthday of the older of any Annuitant, plus any purchase payments paid since then,

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                            adjusted for any partial withdrawals (including any
                            surrender charges and any premium tax assessed); and

                        (c) purchase payments accumulated at 5% per contract
                            year until the 80th birthday of the older Annuitant up to a maximum of 200% of purchase payments.

                      Partial withdrawals (including partial withdrawals immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) reduce the death benefit calculated under (b) and (c) proportionately by the same percentage that the partial withdrawal (including any applicable surrender charges and any premium tax assessed) reduce your Contract Value.

                      If any Annuitant is age 81 or older at issue, the Basic Death Benefit, as of the date we receive due proof of death of any Annuitant, equals the greatest of:

                        (a) the Contract Value as the date we receive due proof
                            of death of any Annuitant;

                        (b) the greatest Contract Value as of any contract
                            anniversary up to and including the contract anniversary next following or coincident with the 85th birthday of the older of any Annuitant, plus any purchase payments paid since then, adjusted for any withdrawals and any applicable premium tax; and

                        (c) purchase payments less any partial withdrawals
                            (including any surrender charges and any premium tax assessed).

                      We will adjust the death benefit for partial withdrawals (including partial withdrawals immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) in the same proportion as the percentage that the partial withdrawal (including any surrender charges and any premium taxes assessed) reduces your Contract Value.

                      Please refer to Appendix A in this prospectus for an example of the death benefit calculation.

                      For contracts issued prior to May 15, 2001 or the date on which state insurance authorities approve applicable contract modifications, the Basic Death Benefit will be as follows:

                      If the Annuitant is, or both the Annuitant and the Joint Annuitant are, age 80 or younger at issue, the Basic Death Benefit equals the greatest of:

                        (a) the Contract Value as of the date we receive due
                            proof of death of any Annuitant;

                        (b) the sum of (1) minus (2) plus (3), where

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                            (1) is the greatest Contract Value as of any
                                contract anniversary up to and including the contract anniversary next following or coincident with the 80th birthday of the older of any Annuitant plus any purchase payments made since then adjusted for any partial withdrawals (including any surrender charges and any premium tax assessed);

                            (2) is the Contract Value on the date of death; and

                            (3) is the Contract Value on the date we receive
                                due proof of death; and

                        (c) the sum of (1) minus (2) plus (3), where:

                            (1) is purchase payments accumulated at 5% per year
                                and credited as of the contract anniversary until the 80th birthday of the older of any Annuitant up to a maximum of 200% of purchase payments;

                            (2) is the Contract Value on the date of death; and

                            (3) is the Contract Value on the date we receive
                                due proof of death.

                         Partial withdrawals (including partial withdrawals immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) reduce (b)(1) and (c)(1) proportionately by the same percentage that the partial withdrawal (including any applicable surrender charges and any premium taxes assessed) reduces your Contract Value.

                      If any Annuitant is older than age 80 at issue, the Basic Death Benefit is equal to the greatest of:

                        (a) the Contract Value as of the date we receive due
                            proof of death of any Annuitant;

                        (b) the sum of (1) minus (2) plus (3), where:

                            (1) is the greatest Contract Value as of any
                                contract anniversary up to and including the contract anniversary next following or coincident with the 85th birthday of the older of any Annuitant plus any purchase payments made since then adjusted for any partial withdrawals and any premium tax;

                            (2) is the Contract Value on the date of death; and

                            (3) is the Contract Value on the date we receive
                                due proof of death; and

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                        (c) the purchase payments less any partial withdrawals.

                         Partial withdrawals (including partial withdrawals immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) reduce (b)(1) proportionally by the same percentage that the partial withdrawal (including any applicable surrender charge and any premium tax assessed) reduces Contract Value.

                      We will adjust the death benefit for partial withdrawals (including partial withdrawals immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) in the same proportion as the percentage that the partial withdrawal (including any surrender charges and any premium tax assessed) reduce your Contract Value.

                      Please refer to Appendix A for an example of the Basic Death Benefit calculation.

OPTIONAL DEATH        The Optional Death Benefit adds an extra feature to the
BENEFIT               Basic Death Benefit. Under the Optional Death Benefit,
                      the amount we pay as of the date we receive due proof of death of any Annuitant will be the greater of:

                         . the Basic Death Benefit; and

                         . the minimum death benefit as of the date we receive
                           due proof of death. The minimum death benefit is the value of purchase payments increased with interest at 6% per contract year up to 200% of purchase payments.

                      Partial withdrawals for each contract year (including partial withdrawals immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) up to 6% of purchase payments, calculated at the time of each partial withdrawal, reduce the minimum death benefit by the same amount that the partial withdrawal (including any applicable surrender charge and any premium taxes assessed) reduces Contract Value.

                      However, once any partial withdrawal in the current or any prior contract year exceeds 6% of purchase payments made under the contract, all partial withdrawals (including any partial withdrawals immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) from then on will reduce the minimum death benefit proportionately by the same percentage that the partial withdrawals (including any applicable surrender charges and any premium taxes assessed) reduce the Contract Value.

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                      You may only elect the Optional Death Benefit when you
                      apply for a contract. Once elected, the benefit remains in effect while your contract is in force until income payments begin, or until the contract anniversary following the date we receive your request to terminate the benefit. If we receive your request within 30 days following any contract anniversary, you may request that the benefit terminate as of that anniversary.

                      The Optional Death Benefit may not be available in all states or markets. In addition, to be eligible for this benefit, neither the Annuitant nor the Joint Annuitant (if applicable) may be older than age 75 at the time of issue, unless we approve a different age. We charge an additional amount for this benefit. We guarantee that this charge will not exceed an annual rate of 0.25% of your Contract Value at the time of deduction. See the "Charges for the Optional Death Benefit" provision of this prospectus.

                      Please refer to Appendix A for an example of the Optional Death Benefit calculation.

OPTIONAL              The Optional Enhanced Death Benefit (which may be
ENHANCED DEATH        referred to as "GE Earnings Protector(R)" in our
BENEFIT               marketing materials) adds an extra feature to our Basic
                      Death Benefit and, if applicable, the Optional Death
                      Benefit.

                      You may only elect the Optional Enhanced Death Benefit at the time of application. Once elected, the benefit will remain in effect while your contract is in force until income payments begin. You cannot otherwise terminate this benefit.

                      We charge you an additional amount for the Optional Enhanced Death Benefit. Currently, this amount is an annual rate of 0.20% of the average of:

                        (1) the Contract Value at the beginning of the previous
                            contract year; and

                        (2) the Contract Value at the end of the previous
                            contract year.

                      The charge for the Optional Enhanced Death Benefit is taken on each contract anniversary. We guarantee that this charge will not exceed an annual rate of 0.35% of the average Contract Value, as described above. The rate that applies to your contract will be fixed at issue. See the "Charges for the Optional Enhanced Death Benefit" provision.

                      The Optional Enhanced Death Benefit may not be available in all states or markets. In addition, to be eligible for this rider, the Annuitant cannot be older than age 75 at the time of issue unless we approve a different age.

                      The Optional Enhanced Death Benefit varies based on the age of the Annuitant(s) at issue. Your optional Enhanced Death Benefit will never be less than zero.


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                      If the Annuitant is age 70 or younger at the date the
                      contract is issued, the Optional Enhanced Death Benefit equals 40% of (a) minus (b), where:

                        (a) is the Contract Value as of the date we receive due
                            proof of death; and

                        (b) purchase payments paid, not previously withdrawn.

                      This death benefit cannot exceed 70% of purchase payments paid adjusted for partial withdrawals. Purchase payments, other than the initial purchase payment, paid within 12 months of death are not included in this calculation.

                      If the Annuitant is older than age 70 at the time the contract is issued, the Optional Enhanced Death Benefit equals 25% of (a) minus (b), where:

                        (a) is the Contract Value on the date we receive due
                            proof of death; and

                        (b) purchase payments paid, not previously withdrawn.

                      This death benefit cannot exceed 40% of purchase payments paid, adjusted for partial withdrawals. Purchase payments, other than the initial purchase payment, paid within 12 months of death are not included in this calculation.

                      Under both age scenarios listed above, we take partial withdrawals (including partial withdrawals immediately allocated to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) first from gain and then from purchase payments paid. For purposes of this benefit, we calculate gain as (a) plus (b) minus (c) minus (d), but not less than zero, where:

                        (a) is the Contract Value on the Valuation Day we
                            receive your partial withdrawal request;

                        (b) is the total of any partial withdrawals, excluding
                            surrender charges, previously taken;

                        (c) is the total of purchase payments paid; and

                        (d) is the total of any gain previously withdrawn.

                      Please refer to Appendix A for an example of the Optional Enhanced Death Benefit calculation.

                      There are important things you should consider before you purchase the Optional Enhanced Death Benefit. These include:

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                         . The Optional Enhanced Death Benefit does not
                           guarantee that any amounts under the benefit will become payable at death. Market declines resulting in your Contract Value being less than your purchase payments paid and not previously withdrawn may result in no Enhanced Death Benefit being payable.

                         . Once you purchase the Optional Enhanced Death
                           Benefit, you cannot terminate it. This means that regardless of any changes in your circumstances, we will continue to assess a charge for the Optional Enhanced Death Benefit.

                         . Please take advantage of the guidance of a qualified
                           financial adviser in evaluating the Optional
                           Enhanced Death Benefit option, as well as the other aspects of the contracts.

WHEN WE               We will calculate the Basic Death Benefit, Optional Death
CALCULATE THE         Benefit, and Optional Enhanced Death Benefit on the date
DEATH BENEFIT         we receive due proof of death at our Home Office. Until
                      we receive complete written instructions satisfactory to us from the beneficiary, the calculated death benefit will remain allocated to the Separate Account and/or
                      Guarantee Account, according to your last instructions.
                      This means that the calculated death benefit will fluctuate with the performance of the Subaccounts in which you are invested.

DEATH OF AN           In certain circumstances, Federal tax law requires that
OWNER OR JOINT        distributions be made under this contract upon the first
OWNER BEFORE          death of:
THE ANNUITY
COMMENCEMENT
DATE

                         . an owner or joint owner; or

                         . the Annuitant or Joint Annuitant (if the owner is a
                           non-natural entity such as a trust or corporation).

                      At the death of any owner (or any Annuitant, if the owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of that death will become the designated beneficiary:

                        (1) owner or joint owners;

                        (2) primary beneficiary;

                        (3) contingent beneficiary; or

                        (4) owner's estate.


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                      We then will treat the designated beneficiary as the sole
                      owner of the contract. If there is more than one designated beneficiary, we will treat each one separately in applying the tax law's rules described below.

                      Distribution rules. Distributions required by Federal tax law differ depending on whether the designated beneficiary is the spouse of the deceased owner (or the spouse of the deceased Annuitant, if the contract is owned by a non-natural entity).

                         . Spouses -- If the designated beneficiary is the
                           spouse of the deceased, the spouse may continue the contract as the new owner. If the deceased was the Annuitant and there is no surviving Contingent Annuitant, the spouse will automatically become the new Annuitant. At the death of the spouse, this provision may not be used again, even if the spouse remarries. In such case, the entire interest in the contract will be paid within 5 years of such spouse's death to the beneficiary named by the spouse. If no beneficiary is named, such payment will be made to the spouse's estate. The amount payable will be equal to the death benefit on the date we receive due proof of the Annuitant's death. Any increase in the Contract Value will be allocated to the Subaccounts and/or the Guarantee Account using the purchase payment allocation in effect at that time. Any death benefit payable subsequently (at the death of the new Annuitant) will be calculated as if the spouse had purchased a contract for the new Contract Value on the date we received due proof of death. Any death benefit will be based on the new Annuitant's age as of the date we receive due proof of death of the original owner, rather than the age of the previously deceased Annuitant. All other provisions will continue as if the spouse had purchased the contract on the original Contract Date.

                         . Non-Spouses -- If the designated beneficiary is not
                           the spouse of the deceased person, this contract cannot be continued in force indefinitely. Instead, upon the death of any owner (or Annuitant, if the owner is a non-natural entity), payments must be made to (or for the benefit of) the designated beneficiary under one of the following payment choices:

                            (1) receive the Surrender Value in a lump sum
                                payment upon receipt of due proof of death (see the "Requesting Payments" provision);

                            (2) receive the Surrender Value at any time during
                                the five year period following the date of death. At the end of the five year period, we will pay in a lump sum payment any Surrender Value still remaining;


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                            (3) apply the Surrender Value to provide a monthly
                                income benefit under optional payment plan 1 or
                                2. The first monthly income benefit payment must be made no later than one year after the date of death. Also, the monthly income benefit payment period must be either lifetime of the designated beneficiary or a period not exceeding the designated beneficiary's life expectancy.

                      If no choice is made by the designated beneficiary within 30 days following receipt of due proof of death, we will pay the Surrender Value within 5 years of the date of death. Due proof of death must be provided within 90 days of the date of death. We will not accept any purchase payments after the non-spouse's death. If the designated beneficiary dies before the entire Surrender Value has been distributed, we will pay in a lump sum any Surrender Value still remaining to the person named by the designated beneficiary. If no person is so named, payment will be made to the designated beneficiary's estate.

                      Under payment choices 1 or 2, the contract will terminate upon payment of the entire Surrender Value. Under payment choice 3, this contract will terminate when the Surrender Value is applied to provide a monthly income benefit.

                      Amount of the proceeds: The proceeds we pay will vary, in part, based on the person who dies, as shown below:

                                                Amount of
                        Person Who Died       Proceeds Paid
                   -----------------------------------------
                   Owner or Joint Owner      Surrender Value
                   (who is not an Annuitant)
                   -----------------------------------------
                   Owner or Joint Owner      Death Benefit
                   (who is an Annuitant)
                   -----------------------------------------
                   Annuitant                 Death Benefit

                      Upon receipt of due proof of death, the designated beneficiary will instruct us how to treat the proceeds subject to the distribution rules discussed above.

DEATH OF              After income payments begin, if an owner, joint owner,
OWNER, JOINT          Annuitant, or designated beneficiary dies while the
OWNER, OR             contract is in force, payments that are already being
ANNUITANT             made under the contract will be made at least as rapidly
AFTER INCOME          as under the method of distribution in effect at the time
PAYMENTS BEGIN        of such death, notwithstanding any other provision of the
                      contract.

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Income Payments

INCOME                The Annuity Commencement Date is the date income payments
PAYMENTS AND          begin under the contract, provided the Annuitant is still
THE ANNUITY           living on that date. The Annuity Commencement Date may be
COMMENCEMENT          changed in one year increments up until the time income
DATE                  payments begin. You may change the Annuity Commencement
                      Date to any date at least 10 years after the date of the last purchase payment and within one year of the last
                      Annuity Commencement Date. To change the Annuity
                      Commencement Date, send written notice to our Home Office before the Annuity Commencement Date then in effect. We reserve the right to establish a maximum Annuity
                      Commencement Date. If you change the Annuity Commencement
                      Date, the Annuity Commencement Date will then mean the new Annuity Commencement Date you selected. Contracts issued to qualified retirement plans provide for income payments to start on the date and under the option specified by the plan.

                      We will pay a monthly income benefit to the owner beginning on the Annuity Commencement Date provided the Annuitant(s) is still living. We will pay the monthly income benefit in the form of Life Income with 10 Years Certain plan or a Joint Life and Survivor Income with 10 Years Certain plan variable income payments, using the gender (where appropriate) and settlement age of the Annuitant instead of the payee, unless you make another election. As described in your contract, the settlement age may be less than the Annuitant's age. This means that payments may be lower than they would have been without the adjustment. You may also choose to receive the the Surrender Value of your contract on the date immediately preceding the Annuity Commencement Date in a lump sum. See the "Requesting Payments" provision in this prospectus.

                      Payments will continue for the life of the Annuitant under the Life Income with 10 Years Certain plan, if he or she lives longer than 10 years. If the Annuitant dies before the end of 10 years, we will discount the remaining payments for the 10 year period at the same rate used to calculate the monthly income payment. If the remaining payments are variable income payments, we will assume the amount of each payment that we discount equals the payment amount on the date we receive due proof of death. We will pay this discounted amount in a lump sum.

                      Payments will continue for the life of the Surviving Annuitant under the Joint Life and Survivor Life with 10 Years Certain plan, if any Annuitant lives longer than 10 years. If both Annuitants die before the end of 10 years, the remaining payments for the 10 year period will be discounted at the same rate used to calculate the monthly income payment. If the remaining payments are variable income payments, we will assume the amount of each payment that we discount equals the payment amount on the date we receive due proof of death. We will pay the discounted amount in a lump sum.

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                      The contract also provides optional forms of annuity
                      payments, each of which is payable on a fixed basis. Optional Payment Plans 1 and 5 also are available on a variable basis.

                      If you elect fixed income payments, the guaranteed amount payable will be computed using interest at a minimum rate of 3% compounded yearly. We may increase the interest rate, which will increase the amount we pay to you or the payee.

                      If you elect variable income payments, the dollar amount of the first variable income payment will depend on the annuity purchase rates described in your contract for the optional payment plan you choose. These rates vary based on the Annuitant's settlement age and if applicable, gender, and if applicable, upon the settlement age and gender of a second person you designate. Under such tables, the longer the life expectancy of the Annuitant or the longer the period for which we guarantee to make payments under the option, the smaller the amount the first variable income payment will be. After your first income payment, the dollar amount of your income payments will vary based on the investment performance of the Subaccount(s) in which you invest and the contract's assumed interest rate.

                      The assumed interest rate is an assumption we make regarding the investment performance of the Portfolios you select. This rate is simply the total return, after expenses, you need to keep your variable income payments level. We assume an effective annual rate of 3%. This means that if the annualized investment performance, after expenses, of your Subaccounts, measured between the day that the last payment was made and the day on which we are calculating the new payment, is less than 3%, then the dollar amount of your variable income payment will decrease. Conversely, if the annualized investment performance, after expenses, of your Subaccounts, measured between the day that the last payment was made and the day on which we are calculating the new payment, is greater than 3%, then the dollar amount of your income payment will increase.

                      We will make annuity payments monthly unless you elect to receive payments quarterly, semi-annually or annually. Under the monthly income benefit and all of the optional payment plans, if any payment made more frequently than annually would be or becomes less than $100, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $100. If the annual payment payable at maturity is less than $20, we will pay the Surrender Value in a lump sum. See the "Requesting Payments" provision in this prospectus. Upon making such a payment, we will have no future obligation under the contract.

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                      The amount of your income payments will depend on four
                      things:

                         . your Surrender Value on the Valuation Day
                           immediately preceding your Annuity Commencement Date;

                         . the settlement age on the Annuity Commencement Date,
                           and if applicable, the gender of the Annuitant(s);

                         . the specific payment plan you choose; and

                         . if you elect variable income payments, the
                           investment performance of the Portfolios selected.

                      As provided in your contract, we may adjust the age used to determine income payments, and we may deduct premium taxes from your payments.

OPTIONAL              The following optional payment plans are available under
PAYMENT PLANS         the contract:

                          Plan 1 -- Life Income with Period Certain. This option guarantees periodic monthly payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. The payee selects the designated period. If the payee dies during the minimum period, we will discount the amount of the remaining guaranteed payments at the same rate used in calculating income payments. We will pay the discounted amount in a lump sum to the payee's estate, unless otherwise provided.

                          Plan 2 -- Income for a Fixed Period. This option provides for periodic payments to be made for a fixed period not longer than 30 years. Payments can be made annually, semi-annually, quarterly, or monthly. If the payee dies, we will discount the amount of the remaining guaranteed payments to the date of the payee's death at the same rate used in calculating income payments. We will pay the discounted amount in a lump sum to the payee's estate, unless otherwise provided.

                          Plan 3 -- Income of a Definite Amount. This option provides periodic payments of a definite amount to be paid. Payments can be made annually, semi-annually, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in a lump sum to the payee's estate, unless otherwise provided.


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                          Plan 4 -- Interest Income.  This option provides for
                          periodic payments of interest earned from the proceeds left with us. Payments can be made annually, semi-annually, quarterly, or monthly. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest, in a lump sum to the payee's estate unless otherwise provided. This plan is not available to contracts issued as Qualified Contracts.

                          Plan 5 -- Joint Life and Survivor Income. This option provides for us to make monthly payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10-year period at the same rate used in calculating income payments. We will pay the discounted amount in a lump sum to the survivor's estate, unless otherwise provided.

                      If the payee is not a natural person, our consent must be obtained before selecting an optional payment plan. Fixed income payments, if selected, will begin on the date we receive due proof of the Annuitant's death or on the Annuity Commencement Date. Variable income payments will begin within seven days after the date payments would begin under the corresponding fixed option. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

                      All payments under Option Payment Plan 2 (Income for a Fixed Period), Optional Payment Plan 3 (Income of a Definite Amount) and Optional Payment Plan 4 (Interest Income) may be redeemed by the payee upon written request to our Home Office. Payments made under Optional Payment Plan 1 (Life Income with Period Certain) and Optional Payment Plan 5 (Joint Life and Survivor Income) are not redeemable. If a request for redemption is received for Optional Payment Plans 2, 3 or 4 in good order, the payment will generally be made within seven days, however, some states require us to reserve the right to defer payments from the Guarantee Account for up to six months from the date we receive the request for payment.

VARIABLE              The monthly amount of your first variable income payment
INCOME                will equal your Surrender Value on the Valuation Day
PAYMENTS              immediately preceding your Annuity Commencement Date,
                      less any premium taxes, multiplied by the monthly payment rate for the payment plan you choose (at an assumed interest rate of 3%), divided by 1,000. We determine subsequent payments based on Annuity Units.

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                      On the Annuity Commencement Date, we determine the number
                      of Annuity Units for each Subaccount. This number will not change unless you make a transfer. On the Annuity Commencement Date, the number of Annuity Units for a Subaccount is the portion of the first payment from that Subaccount divided by the Annuity Unit value for that Subaccount on the day the first payment is due. Each subsequent variable income payment will equal the sum of payments for each Subaccount. The payment for a Subaccount is the number of Annuity Units for that Subaccount multiplied by the Annuity Unit value for that Subaccount seven days before the monthly anniversary of the Annuity Commencement Date.

                      Following the Annuity Commencement Date, the Annuity Unit value of each Subaccount for any Valuation Period will equal the Annuity Unit value for the preceding Valuation Period multiplied by the product of (a) and (b), where:

                        (a) is the net investment factor for the Valuation
                            Period for which we are calculating the Annuity Unit value; and

                        (b) is an assumed interest rate factor equal to
                            .99991902 raised to a power equal to the number of days in the Valuation Period.

                      The assumed interest rate factor in (b) above is the daily equivalent of dividing by one plus the assumed investment interest rate of 3%. We may offer a plan that has a different assumed investment interest rate. If we do, the assumed interest rate factor we use in (b) above would change.

TRANSFERS             If we are making variable income payments, the payee may
AFTER THE             change the Subaccounts from which we are making the
ANNUITY               payments three times each calendar year. The transfer
COMMENCEMENT          will be effective as of the end of the Valuation Period
DATE                  during which we receive the written transfer request at
                      our Home Office. However, we reserve the right to limit the number of transfers, if necessary, for the contract to continue to be treated as an annuity under the Code.
                      We also reserve the right to refuse to execute any transfer if any of the Subaccounts that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests or if the transfer would adversely affect Annuity Unit values. If the number of Annuity Units remaining in a Subaccount after a transfer is less than 1, we will transfer the remaining balance in addition to the amount requested for the transfer. We will not allow a transfer into any Subaccount unless the number of Annuity Units of that Subaccount after the transfer is at least 1. The amount of the income payments as of the date of the transfer will not be affected by the transfer. We will not charge for transfers made after the Annuity Commencement Date.

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                      We do not permit transfers between the Subaccounts and
                      the Guarantee Account after the Annuity Commencement Date. We also do not permit transfers in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period.

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Federal Tax Matters



INTRODUCTION          This part of the prospectus discusses the Federal income
                      tax treatment of the contract. The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances.

                      This discussion does not address all of the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

TAXATION OF           This part of the discussion describes some of the Federal
NON-QUALIFIED         income tax rules applicable to Non-Qualified Contracts. A
CONTRACTS             Non-Qualified Contract is a contract not issued in
                      connection with a qualified retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a Section 401(k) plan.

                      Tax deferral on earnings. The Federal income tax law generally does not tax any increase in an owner's Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:

                         . an individual must own the contract (or the tax law
                           must treat the contract as owned by an individual);

                         . the investments of the Separate Account must be
                           "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations;

                         . the owner's right to choose particular investments
                           for a contract must be limited; and

                         . the contract's Annuity Commencement Date must not
                           occur near the end of the Annuitant's life expectancy.

                      Contracts not owned by an individual -- no tax deferral and loss of interest deduction. As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for Federal income tax purposes. The entity owning the contract pays tax each year on the excess of the annual increase in Contract Value. Contracts issued to a corporation or a trust are examples of contracts where the owner is currently taxed on the contract's earnings.

                      There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the

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                      case of any employer that owns a contract to provide
                      deferred compensation for its employees.

                      In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural owner pays tax on the annual increase in the Contract Value. Entities that are considering purchasing the contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax adviser.

                      Investments in the Separate Account must be diversified. For a contract to be treated as an annuity contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of each Portfolio in which the Separate Account invests, are adequately diversified. If the Separate Account fails to comply with these diversification standards, the owner could be required to pay tax for the year of such failure and each subsequent year on the untaxed income accumulated in the contract.

                      Although we do not control the investments of all of the Funds (we only indirectly control those of GE Investments Funds, Inc., through an affiliated company), we expect that the Funds will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

                      Restrictions on the extent to which an owner can direct the investment of assets. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contract, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contract to bring it into conformity with applicable standards should such modifications be necessary to prevent an owner of the contract from being treated as the owner of the underlying separate account assets.

                      Age at which annuity payments must begin. Federal income tax rules do not expressly identify a particular age by which annuity payments must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payments of the contract's purchase payments and earnings. If annuity payments begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

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                      No guarantees regarding tax treatment.  We make no
                      guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

                      Partial withdrawals and surrenders. A partial withdrawal occurs when you receive less than the total amount of the Surrender Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent your Contract Value before the partial withdrawal exceeds your "investment in the contract." (This term is explained below.) This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

                      A surrender occurs when you receive the total amount of the contract's Surrender Value. In the case of a surrender, you will pay tax on the amount you receive to the extent it exceeds your "investment in the contract."

                      Your "investment in the contract" generally equals the total of your purchase payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

                      Your contract imposes charges relating to the death benefit, including any death benefit received due to an optional rider. It is possible that all or a portion of these charges could be treated as withdrawals from the contract.

                      In the case of Systematic Withdrawals, the amount of each Systematic Withdrawal should be considered a distribution and taxed in the same manner as a partial withdrawal from the contract.

                      Assignments and pledges. The Code treats any assignment or pledge of (or agreement to assign or pledge) any portion of your Contract Value as a withdrawal of such amount or portion.

                      Gifting a contract. If you transfer ownership of your contract -- without receiving full and adequate consideration -- to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your "investment in the contract." In such a case, the new owner's "investment in the contract" will be increased to reflect the amount included in your income.

                      Taxation of annuity payments. The Code imposes tax on a portion of each annuity payment (at ordinary income tax rates) and treats a portion as a nontaxable return of

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                      your "investment in the contract." We will notify you
                      annually of the taxable amount of your annuity payment.

                      Pursuant to the Code, you will pay tax on the full amount of your annuity payments once you have recovered the total amount of the "investment in the contract." If annuity payments cease because of the death of the Annuitant(s) and before the total amount of the "investment in the contract" has been recovered, the unrecovered amount generally will be deductible.

                      If proceeds are left with us (Optional Payment Plan 4), they are taxed in the same manner as a surrender. The owner must pay tax currently on the interest credited on these proceeds. This treatment could also apply to Optional Payment Plan 3 if the payee is at an advanced age.

                      Taxation of Cross Funded Annuity Contracts. You may authorize partial withdrawals from this annuity to be applied to satisfy the scheduled installments into the Scheduled Purchase Payment Variable Deferred Annuity. In that event, based on a Private Letter Ruling issued by the IRS on July 30, 2002 (PLR 200243047), we believe that the tax treatment set forth below will apply to Non-Qualified Contracts and we will report relevant transactions to the IRS on the basis that:

                        (1) this Funding Annuity and the Scheduled Purchase
                            Payment Variable Deferred Annuity will be aggregated and treated as a single annuity contract for tax purposes;

                        (2) amounts transferred from this Funding Annuity to
                            the Scheduled Purchase Payment Variable Deferred Annuity will not be treated as a taxable distribution, but instead as a non-taxable transfer of assets within a single variable deferred annuity contract;

                        (3) if amounts are distributed from either this Funding
                            Annuity or the Scheduled Purchase Payment Variable Deferred Annuity before the Annuity Commencement Date, such amounts will be taxed to the extent there is any aggregate gain in this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity; and

                        (4) distributions from this Funding Annuity and the
                            Scheduled Purchase Payment Variable Deferred
                            Annuity beginning on the Annuity Commencement Date will be aggregated and taxed on a pro rata basis.

                      A portion of each aggregate distribution on or after the Annuity Commencement Date will be treated as a non-taxable return of the aggregate investment in this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity and the

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                      remaining portion of such aggregate distribution will be
                      treated as taxable, until all such aggregate investment in this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity has been recovered. After that, all distributions from this Funding Annuity and the Scheduled Purchase Payment Variable Deferred Annuity will be fully taxable.

                      For Non-Qualified Contracts, if the Annuity Commencement Date of this Funding Annuity is changed so that this annuity and the Scheduled Purchase Payment Variable Deferred Annuity have different Annuity Commencement Dates, the resulting tax consequences will be uncertain and possibly less favorable than those set forth above.

                      Except as otherwise required by law, transfers of assets between contracts with different Annuity Commencement Dates and different withdrawals of assets from such contracts will be treated as taxable withdrawals, with gain determined on an aggregate basis in accordance with Code Section 72(e)(11).

                      Taxation of the death benefit. We may distribute amounts from your contract because of the death of an owner, a joint owner, or an Annuitant. The tax treatment of these amounts depends on whether the owner, joint owner, or Annuitant (or Joint Annuitant, if applicable) dies before or after the Annuity Commencement Date.

                      Taxation of Death Benefit if Paid Before the Annuity Commencement Date:

                         . The death benefit is taxed in the same manner as
                           annuity payments if received under an optional payment plan.

                         . If not received under an optional payment plan, the
                           death benefit is taxed in the same manner as a surrender.

                      Taxation of Death Benefit if Paid After the Annuity Commencement Date.

                         . If received in accordance with the existing optional
                           payment plan, the death benefit is excludible from income to the extent that it does not exceed the unrecovered "investment in the contract." All annuity payments in excess of the unrecovered "investment in the contract" are includible in income.

                         . If received in a lump sum, the tax law imposes tax
                           on the death benefit to the extent that it exceeds the unrecovered "investment in the contract."

                      Penalty taxes payable on partial withdrawals, surrenders, or annuity payments. The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10%

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                      penalty tax if one of several exceptions applies. These
                      exceptions include partial withdrawals and total surrenders or annuity payments that:

                         . you receive on or after you reach age 59 1/2;

                         . you receive because you became disabled (as defined
                           in the tax law);

                         . are received on or after the death of an owner; or

                         . you receive as a series of substantially equal
                           periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer.

                      It is uncertain whether Systematic Withdrawals will qualify for this last exception. If they do, any modification of the Systematic Withdrawals, including additional withdrawals apart from the Systematic Withdrawals, could result in certain adverse tax consequences. In addition, transfers among the Subaccounts may result in payments not qualifying for this exception.

                      Special rules if you own more than one contract. In certain circumstances, you must combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an annuity payment, a surrender, or a partial withdrawal that you must include in income. For example:

                         . if you purchase a contract offered by this
                           prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

                         . if you purchase two or more deferred annuity
                           contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract.

                      The effects of such aggregation are not clear. However, it could affect:

                         . the amount of a surrender, a partial withdrawal or
                           an annuity payment that you must include in income;
                           and

                         . the amount that might be subject to the penalty tax.

SECTION 1035          Under Section 1035 of the Code, the exchange of one
EXCHANGES             annuity contract for another annuity contract generally
                      is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract.


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                      Upon the death of a non-spousal joint owner, the contract
                      provides the surviving joint owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option will not qualify as a tax-free exchange under Section 1035.

QUALIFIED             We also designed the contracts for use in connection with
RETIREMENT            certain types of retirement plans that receive favorable
PLANS                 treatment under the Code. Contracts issued to or in
                      connection with retirement plans that receive special tax treatment are called "Qualified Contracts." We may not offer all of the types of Qualified Contracts described, herein in the future. Prospective purchasers should contact our Home Office to learn the availability of Qualified Contracts at any given time.

                      The Federal income tax rules applicable to qualified retirement plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified retirement plans. Persons intending to use the contract in connection with a qualified retirement plan should obtain advice from a tax adviser.

                      Types of Qualified Contracts. The types of Qualified Contracts currently being offered include:

                         . Traditional Individual Retirement Accounts (IRAs)
                           permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. Certain employers may establish Simplified Employee Pensions
                           (SEPs), which have higher contribution limits, on behalf of their employees. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision like the optional death benefit provisions in the contract comport with IRA qualification requirements.

                         . Roth IRAs permit certain eligible individuals to
                           make non-deductible contributions to a Roth IRA. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% IRS penalty tax may apply to distributions made: (1) before age 591/2 (subject to certain exceptions); or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% IRS penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

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                         . Corporate pension and profit-sharing plans under
                           Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans ("H.R. 10 or Keough plans") for themselves and their employees.

                         . 403(b) Plans allow employees of certain tax-exempt
                           organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, to a contract that will provide an annuity for the employee's retirement. Distributions of: (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 591/2, severance from employment, death or disability. Salary reduction contributions (but not earnings) may also be distributed upon hardship, but would generally be subject to penalties.

                      Terms of qualified retirement plans and Qualified Contracts. The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified retirement plan, we will amend a contract as generally necessary to conform to the requirements of the type of plan. However, the rights of any person to any benefits under qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

                      Employer qualified plans. Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended ("ERISA"). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified play such as: participation; vesting and funding; nondiscrimination; limits on contributions and benefits; distributions; penalties; duties of fiduciaries; prohibited transactions; and withholding, reporting and disclosure.

                      In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a

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                      married participant's beneficiary must be the spouse,
                      unless the spouse consents in writing to the designation of a different beneficiary.

                      If this contract is purchased as an investment of a qualified plan, the owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the contract. Only the owner, acting through its authorized representative(s) may exercise contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.

                      Where a contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract's terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee and plan administrator to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and the regulations pertaining to those laws. Federal tax laws and ERISA are continually under review by Congress. Any changes in the laws or in the regulations pertaining to the laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.

                      The death benefit and Qualified Contracts. Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit, including that provided by any death benefit rider option, from being provided under the contracts when we issue the contracts as Traditional IRAs, Roth IRAs or SIMPLE IRAs. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional IRA, Roth IRA or a SIMPLE IRA could disqualify a contract and result in increased taxes to the owner.

                      It is also possible that the death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified retirement plans, such as in connection with a Section 403(b) plan. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract in connection with such plan.

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                      Treatment of Qualified Contracts compared with
                      Non-Qualified Contracts.   Although some of the Federal
                      income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

                         . the Code generally does not impose tax on the
                           earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

                         . the Code does not limit the amount of purchase
                           payments and the time at which purchase payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of purchase payments made to Qualified Contracts;

                         . the Code does not allow a deduction for purchase
                           payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for purchase payments made to a Qualified Contract.

                      The Federal income tax rules applicable to qualified retirement plans and Qualified Contracts vary with the type of plan and contract. For example, Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the circumstances of the plan participant, e.g., the participant's compensation.

                      Under most qualified retirement plans, the owner must begin receiving payments from the contract in certain minimum amounts by a certain date, generally April 1 following age 70 1/2 for Traditional IRAs and SEPs and April 1 following the later of age 70 1/2 or retirement for other Qualified Contracts. However, these "minimum distribution rules" generally do not apply to a Roth IRA before the owner's death.

                      Amounts received under Qualified Contracts. Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Purchase payments that are deductible or excludible from income do not create "investment in the contract." Thus, under many Qualified Contracts there will be no "investment in the contract" and you include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA if certain conditions are satisfied. In addition, failure to comply with the minimum distribution rules applicable to certain qualified retirement plans, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified retirement plan.

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                      Federal penalty taxes payable on distributions.  The Code
                      may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a partial withdrawal, surrender, or annuity payment:

                         . received on or after the owner reaches age 59 1/2;

                         . received on or after the owner's death or because of
                           the owner's disability (as defined in the tax law);

                         . received as a series of substantially equal periodic
                           payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer; or

                         . received as reimbursement for certain amounts paid
                           for medical care.

                      These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

                      Moving money from one Qualified Contract or qualified retirement plan to another. Rollovers and transfers: In many circumstances you may move money between Qualified Contracts and qualified retirement plans by means of a rollover or a transfer. Recent legislation has expanded these rollover options, including permitting for the first time the rollover of your after-tax contributions, for distributions made between 2002 and 2011. Special rules apply to such rollovers and transfers. If you do not follow the applicable rules, you may suffer adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified tax adviser before you move or attempt to move assets between any Qualified Contract or plan and another Qualified Contract or plan.

                      Direct rollovers: The direct rollover rules apply to certain payments (called "eligible rollover distributions") from Section 401(a) plans, Section 403(b) plans, H.R. 10 plans and Qualified Contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs.) The direct rollover rules require Federal income tax equal to 20% of the eligible rollover distribution to be withheld from the amount of the distribution, unless the owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.

                      Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.

FEDERAL INCOME        We will withhold and remit to the IRS a part of the
TAX WITHHOLDING       taxable portion of each distribution made under a
                      contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Federal income tax rules may require us to withhold tax.
                      At the time you request a partial withdrawal or surrender, or annuity payment, we will send you forms that explain the withholding requirements.

STATE INCOME TAX      If required by the law of your state, we will also
WITHHOLDING           withhold state income tax from the taxable portion of
                      each distribution made under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

TAX STATUS OF THE     Under existing Federal income tax laws, we do not pay tax
COMPANY               on investment income and realized capital gains of the
                      Separate Account. We do not anticipate that we will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

CHANGES IN THE        This discussion is based on the Code, IRS regulations,
LAW                   and interpretations existing on the date of this
                      prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

Requesting Payments

                      To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial withdrawal or surrender proceeds from the Separate Account within seven days after receipt at our Home Office of a request in good order. We also will ordinarily make payment of lump sum death benefit proceeds from the Separate Account within seven days from the receipt of due proof of death and all required forms. We will determine payment amounts as of the end of the Valuation Period during which our Home Office receives the payment request or due proof of death and all required forms. State law requires that we reserve the right to defer payments from the Guarantee Account for a partial withdrawal or surrender for up to six months from the date we receive your payment request.

                      In most cases, when we pay the death benefit in a lump sum, we will pay these proceeds either:

                        (1) to your designated beneficiary directly in the form
                            of a check; or

                        (2) by establishing an interest bearing account, called
                            the "GE Secure Access Account," for the designated beneficiary, in the amount of the death benefit.

                      When establishing the GE Secure Access Account we will send the designated beneficiary a checkbook within seven days after we receive all the required documents, and the designated beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit payment. The GE Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the GE Secure Access Account. If we do not receive instructions from the designated beneficiary with regard to the form of death benefit payment, we will automatically establish the GE Secure Access Account.

                      We may delay making a payment from the Subaccount or applying Subaccount value to a payment plan if:

                        (1) the disposal or valuation of the Subaccount is not
                            reasonably practicable because:

                            . the SEC declares that an emergency exists (due to
                              the emergency the disposal or valuation of the Separate Account's assets is not reasonably practicable);

                            . the New York Stock Exchange is closed for other
                              than a regular holiday or weekend;

                            . trading is restricted by the SEC; or

                        (2) the SEC, by order, permits postponement of payment
                            to protect our owners.

                      We also may defer making any payments attributable to a check or draft that has not cleared until we are satisfied that the check or draft has been paid by the bank on which it is drawn.

Distribution of the Contracts


PRINCIPAL             Capital Brokerage Corporation (doing business in Indiana,
UNDERWRITER           Minnesota, New Mexico, and Texas as GE Capital Brokerage
                      Corporation) (collectively, "Capital Brokerage") is the distributor and principal underwriter of the contracts.
                      Capital Brokerage, a Washington corporation and an affiliate of ours, is located at 3001 Summer Street, 2nd
                      Floor, Stamford, Connecticut 06905. Capital Brokerage is registered with the SEC under the Securities Exchange Act of 1934 ("1934 Act") as a broker-dealer, and is a member of the NASD.

SALES OF THE          Capital Brokerage offers the contracts through registered
CONTRACTS             representatives who are registered with the NASD and with
                      the states in which they do business. More information about Capital Brokerage and the registered representatives is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with Capital Brokerage are also licensed as insurance agents in the states in which they do business and are appointed with the Company.

                      We pay commissions and other marketing related expenses associated with the promotion and sales of the contracts to Capital Brokerage. The amount of the commission varies but is not expected to exceed approximately 7.0% of your aggregate purchase payments. We may on occasion pay a higher commission for a short period of time as a special promotion. We pay commissions either as a percentage of purchase payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or in some cases, a combination of both. The commission or a portion of it will be returned to us if the contract is surrendered during the first contract year.

                      Capital Brokerage may enter into selling agreements with other broker-dealers (including our affiliate, Terra Securities Corporation) registered under the 1934 Act to sell the contracts. Under these agreements, the commission paid to the broker-dealer is not expected to exceed the amount described above. When a contract is sold through another broker-dealer, Capital Brokerage passes through the entire amount of the sales commission to the selling broker-dealer; that broker-dealer may retain a portion of the commission before it pays the registered representative who sold the contract.

                      The amount of commissions we pay may vary based on the options that are available under a contract and on the optional benefits an owner elects when he or she purchases the contract. We may offer a range of initial commission and persistency trail commission options (which will take into account, among other things, the length of time purchase payments have been held under the contract, Contract Values and elected features and benefits).

                      We also may make other payments for services that do not directly involve the sales of the contracts. These services may include the recruitment and training of personnel, production of promotional literature and similar services. In addition, registered representatives may be eligible for non-cash compensation programs that we offer, such as conferences, trips, prizes and awards.

                      We intend to recover commissions, marketing, administrative and other expenses and costs of contract benefits through fees and charges imposed under the contracts. Commissions paid on the contracts, including other incentives and payments, are not charged directly to you or to your Contract Value.

                      Capital Brokerage also receives 12b-1 fees from AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., Eaton Vance Variable Trust, Fidelity Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, MFS(R) Variable Investment Trust, Oppenheimer Variable Account Funds, and Scudder Variable Series II.

Additional Information

OWNER QUESTIONS       The obligations to owners under the contracts are ours.
                      Please direct your questions and concerns to us at our Home Office.

RETURN                Within 10 days after you receive the contract (or such
PRIVILEGE             longer period as may be required by applicable law), you
                      may cancel it for any reason by delivering or mailing it postage prepaid, to:

                                GE Life and Annuity Assurance Company
                                        Annuity New Business
                                       6610 West Broad Street
                                      Richmond, Virginia 23230

                      If you cancel your contract, it will be void. Unless state law requires that we return your purchase payments, the amount of the refund you receive will equal the Contract Value as of the Valuation Day our Home Office receives the returned contract plus any adjustments required by applicable law or regulation on the date we receive the contract, but without reduction for any surrender charge. If state law requires that we return your purchase payments, the amount of the refund will equal the purchase payments made less any partial withdrawals you previously made. In certain states, you may have more than 10 days to return the contract for a refund.

STATE                 As a life insurance company organized and operated under
REGULATION            the laws of the Commonwealth of Virginia, we are subject
                      to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

                      Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least every five years.

EVIDENCE OF           We may require proof of the age, gender or survival of
DEATH, AGE,           any person or persons before acting on any applicable
GENDER OR             contract provision.
SURVIVAL


RECORDS AND           As presently required by the 1940 Act and applicable
REPORTS               regulations, we are responsible for maintaining all
                      records and accounts relating to the Separate Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value and a breakdown of the assets in each Subaccount and the Guarantee Account. The report also will show purchase payments and charges made during the statement period. We also will send you an annual and a semi-annual report for each portfolio underlying a Subaccount to which you have allocated assets, as required by the 1940 Act. In addition you will receive a written confirmation when you make purchase payments, transfers, or take partial withdrawals.

OTHER                 We have filed a Registration Statement with the SEC,
INFORMATION           under the Securities Act of 1933 as amended, for the
                      contracts being offered by this prospectus. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits.
                      Please refer to the Registration Statement for further information about the Separate Account, the Company, and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC and available on the SEC's website at http://www.sec.gov.

LEGAL                 We, like other insurance companies, are involved in
PROCEEDINGS           lawsuits, including class action lawsuits. In some class
                      action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Except for the McBride case described below, the ultimate outcome of which, and any effect on us, cannot be determined at this time, management believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on our consolidated financial statements.

                      We were named as a defendant in a lawsuit, McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co., related to the sale of universal life insurance policies. The complaint was filed on November 1, 2000 as a class action on behalf of all persons who purchased certain of our universal life insurance policies and alleges improper practices in connection with the sale and administration of universal life policies. The plaintiffs sought unspecified compensatory and punitive damages. On December 1, 2000, we removed the case to the U.S. District Court for the Middle District of Georgia. No class has been certified. We have vigorously denied liability with respect to the plaintiff's allegations. Nevertheless, to avoid the risks and costs associated with protracted litigation and to resolve our differences with policyholders, we agreed in principle on October 8, 2003, to settle the case on a nationwide class action basis. The settlement provides benefits to the class, and allows us to continue to serve our customers' needs undistracted by disruptions caused by litigation. The settlement documents have not been finalized, nor has any proposed settlement been submitted to the proposed class or for court approval, and a final settlement is not certain. In the third quarter of 2003, we accrued $50 million in reserves relating to this litigation, which represents our best estimate of bringing this matter to conclusion. The precise amount of payments in this matter cannot be estimated because they are dependent upon court approval of the class and related settlement, the number of individuals who ultimately will seek relief in the claim form process of any approved class settlement, the identity of such claimants and whether they are entitled to relief under the settlement terms and the nature of the relief to which they are entitled.

                      Capital Brokerage Corporation, the principal underwriter, is not engaged in any litigation of any material nature.

Appendix A
The Death Benefit

                      The example of the Basic Death Benefit is for contracts issued on or after May 15, 2001 or the date on which state insurance authorities approve applicable state modifications.

                      The purpose of this example is to show how the Basic Death Benefit works based on purely hypothetical values and is not intended to depict investment performance of the contract.

                      Example:  Assuming an owner:

                        (1) purchases a contract for $100,000;

                        (2) makes no additional purchase payments and takes no
                            partial withdrawals;

                        (3) is not subject to premium taxes; and

                        (4) the Annuitant is age 75 on the Contract Date then:

                                             Purchase
                                             Payments    Basic
                Annuitant's End of Contract Accumulated  Death
                    Age      Year   Value      at 5%    Benefit
                ------------------------------------------------
                    76        1    $103,000  $105,000   $105,000
                    77        2     110,000   110,250    110,250
                    78        3      80,000   115,763    115,763
                    79        4     120,000   121,551    121,551
                    80        5     130,000   127,628    130,000
                    81        6     150,000   127,628    150,000
                    82        7     160,000   127,628    160,000
                    83        8     130,000   127,628    130,000
                ------------------------------------------------

                      Partial withdrawals (including partial withdrawals taken for purposes of allocation to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) will reduce the Basic Death Benefit by the proportion that the partial withdrawal (including any applicable surrender charge and any premium tax assessed) reduces your Contract Value. For example:

                                                  Basic
                               Purchase Contract  Death
                        Date   Payment   Value   Benefit
                       ---------------------------------
                       3/31/04 $10,000  $10,000  $10,000
                       3/31/12           20,000   20,000
                       3/31/13           14,000   10,000
                       ---------------------------------

                      If a partial withdrawal of $7,000 is made on March 31, 2013, the Basic Death Benefit immediately after the partial withdrawal will be $10,000 ($20,000 to $10,000) since the Contract Value is reduced 50% by the partial withdrawal ($14,000 to $7,000). This is true only if the Basic Death Benefit immediately prior to the partial withdrawal (as calculated above) is not the Contract Value on the date we receive due proof of the Annuitant's death. It also assumes that both the Annuitant and Joint Annuitant are younger than age 80 at the time of death, that no surrender charge applies, and that no premium tax applies to the partial withdrawal. This example is based on purely hypothetical values and is not intended to depict investment performance of the contract.

                      The example of the Basic Death Benefit is for contracts issued prior to May 15, 2001 or the date on which state insurance authorities approve applicable contract modifications.

                      The purpose of this example is to show how the Basic Death Benefit works based on purely hypothetical values and is not intended to depict investment performance of the contract.

                      Example:  Assuming an owner:

                        (1) purchases a contract for $100,000;

                        (2) makes no additional purchase payments and takes no
                            partial withdrawals;

                        (3) is not subject to premium taxes;

                        (4) the Annuitant's age is 75 on the Contract Date; and

                        (5) we receive due proof of death on the date of death
                            then:

                                             Purchase
                                             Payments    Basic
                End of Annuitant's Contract Accumulated  Death
                 Year      Age      Value      at 5%    Benefit
                ------------------------------------------------
                  1        76      $103,000  $105,000   $105,000
                  2        77       112,000   110,250    112,000
                  3        78        90,000   115,763    115,763
                  4        79       135,000   121,551    135,000
                  5        80       130,000   127,628    135,000
                  6        81       150,000   127,628    150,000
                  7        82       125,000   127,628    135,000
                  8        83       145,000   127,628    145,000
                ------------------------------------------------

                      Partial withdrawals (including partial withdrawals taken for purposes of allocation to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) will reduce the Basic Death Benefit by the proportion that the partial withdrawal (including any surrender charge) reduces your Contract Value. For example:

                                                  Basic
                               Purchase Contract  Death
                        Date   Payment   Value   Benefit
                       ---------------------------------
                       3/31/04 $10,000  $10,000  $10,000
                       3/31/12      --   20,000   20,000
                       3/31/13      --   14,000   10,000
                       ---------------------------------

                      If a partial withdrawal of $7,000 is made on March 31, 2013, the Basic Death Benefit immediately after the partial withdrawal will be $10,000 ($20,000 to $10,000) since the Contract Value is reduced 50% by the partial withdrawal ($14,000 to $7,000). (This assumes that the Basic Death Benefit immediately before the partial withdrawal (as calculated above) is not the Contract Value on the date we receive due proof of death (i.e., part "a" under the calculation above). It also assumes that the Annuitant and any Joint Annuitant were both younger than age 80 at issue, that no surrender charge applies, and that no premium tax applies to the partial withdrawal.) This example is based on purely hypothetical values and is not intended to depict investment performance of the contract.

OPTIONAL DEATH        The following example shows how the Optional Death
BENEFIT               Benefit works based on hypothetical values. It is not
                      intended to depict investment performance of the contract. The example assumes that an owner purchases a contract with an Annuitant age 70 at the time of issue.
                      In addition, the example assumes that the:

                        (1) owner purchases the contract for $100,000;

                        (2) contract earns a 0% gross return (-2.69% net of
                            fees for the mortality and expense risk charge, administrative expense charge, underlying Portfolio expenses and the Optional Death Benefit rider);

                        (3) owner makes no additional purchase payments;

                        (4) owner takes annual partial withdrawals equal to 6%
                            of purchase payments; and

                        (5) contract is not subject to premium taxes.

                                    Partial            Optional
                End of Annuitant's Withdrawal Contract  Death
                 Year      Age       Amount    Value   Benefit
                -----------------------------------------------
                           70           --    $100,000 $100,000
                  1        71        $6,000    91,310  100,000
                  2        72        6,000     82,854  100,000
                  3        73        6,000     74,625  100,000
                  4        74        6,000     66,618  100,000
                  5        75        6,000     58,826  100,000
                  6        76        6,000     51,243  100,000
                  7        77        6,000     43,865  100,000
                  8        78        6,000     36,685  100,000
                -----------------------------------------------

                      Partial withdrawals (including partial withdrawals taken for purposes of allocation to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) amounting to 6% or less of purchase payments annually will reduce the Optional Death Benefit on a non pro-rata (dollar-for-dollar) basis. Therefore, in the example above, though a $6,000 partial withdrawal is made at the end of year 1, the Optional Death Benefit rider immediately after the partial withdrawal is still equal to $100,000 since the benefit is reduced only by the same dollar amount of the partial withdrawal.

                      Partial withdrawals (including partial withdrawals taken for purposes of allocation to a Scheduled Purchase Payment Variable Deferred Annuity through an approved Annuity Cross Funding Program) exceeding 6% of purchase payments in any year will reduce the Optional Death Benefit rider on a pro-rata basis (by the proportion that the partial withdrawal, including any surrender charges and any premium taxes assessed) reduces your Contract Value. For example:

                                                 Optional
                               Purchase Contract  Death
                        Date   Payment   Value   Benefit
                       ----------------------------------
                       3/31/04 $10,000  $10,000  $10,000
                       3/31/12     --   20,000   20,000
                       3/31/13     --   14,000   10,000
                       ----------------------------------

                      Therefore, if a $7,000 partial withdrawal is made on March 31, 2013, the Optional Death Benefit rider immediately after the partial withdrawal will be $10,000 ($20,000 to $10,000) since the Contract Value is reduced 50% by the partial withdrawal ($14,000 to $7,000). This is true only if the Optional Death Benefit immediately prior to the partial withdrawal (as calculated above) is not the Contract Value on the date we receive due proof of the Annuitant's death. It also assumes that no surrender charges and no premium taxes apply to the partial withdrawal.

OPTIONAL              The following example shows how the Optional Enhanced
ENHANCED              Death Benefit works based on purely hypothetical values.
DEATH BENEFIT         It is not intended to depict investment performance of
                      the contract. This example assumes an owner purchases a contract with an Annuitant age 65 at the time of issue, and that he or she takes no partial withdrawals before the Annuitant's death.

                 Purchase Contract           Death   Optional Enhanced
         Date    Payment   Value     Gain   Benefit    Death Benefit
         -------------------------------------------------------------
         8/01/04 $100,000 $100,000 $      0 $100,000      $     0
         8/01/19           300,000  200,000  300,000       70,000
         -------------------------------------------------------------

                      If the Annuitant's death and notification of the death occur on August 1, 2019, the Optional Enhanced Death Benefit will equal $70,000. We determined this amount by multiplying the "gain" ($200,000) by 40%, which results in an amount of $80,000. However, since the Optional Enhanced Death Benefit under this age scenario cannot exceed 70% of the purchase payments paid ($100,000) under this age scenario, the Optional Enhanced Death Benefit in this example will be $70,000.

Appendix B
Portfolio Expenses

                      Underlying Portfolio Annual Expenses (as a percentage of underlying portfolio net assets, before any expense reimbursements or fee waiver arrangements) as of December 31, 2003.

                                                                                         Total
                                                                                       Underlying
                                              Management 12b-1 Administrative  Other   Portfolio
                                                 Fees    Fees     Expense     Expenses  Expenses
-------------------------------------------------------------------------------------------------

AIM Variable Insurance Funds
-------------------------------------------------------------------------------------------------
  AIM V.I. Aggressive Growth Fund --
   Series I shares                               0.80%    N/A        N/A        0.35%     1.15%
  AIM V.I. Blue Chip Fund -- Series I shares     0.75     N/A        N/A        0.38      1.13

AllianceBernstein Variable Products
Series Fund, Inc.
-------------------------------------------------------------------------------------------------
  AllianceBernstein Growth and Income
   Portfolio --  Class B                         0.63    0.25       0.00        0.03      0.91
  AllianceBernstein Premier Growth
   Portfolio -- Class B                          1.00    0.25       0.00        0.05      1.30

American Century Variable Portfolios, Inc.
-------------------------------------------------------------------------------------------------
  VP Income & Growth Fund -- Class I             0.70     N/A        N/A         N/A      0.70
  VP International Fund -- Class I               1.33     N/A        N/A         N/A      1.33
  VP Ultra Fund -- Class I                       1.00     N/A        N/A         N/A      1.00
  VP Value Fund -- Class I                       0.95     N/A        N/A         N/A      0.95

Dreyfus
-------------------------------------------------------------------------------------------------
  Dreyfus Investment Portfolios --
    MidCap Stock Portfolio -- Initial
   Shares                                        0.75     N/A        N/A        0.07      0.82
  Dreyfus Variable Investment Fund --
   Money Market Portfolio                        0.50     N/A        N/A        0.07      0.57
  The Dreyfus Socially Responsible Growth
   Fund, Inc. -- Initial Shares                  0.75     N/A        N/A        0.09      0.84

Eaton Vance Variable Trust
-------------------------------------------------------------------------------------------------
  VT Floating-Rate Income Fund                   0.58    0.25       0.25        0.28      1.36
  VT Income Fund of Boston                       0.63    0.25       0.25       37.88     39.00
  VT Worldwide Health Sciences Fund              1.14    0.25       0.25        0.55      2.19

Fidelity Variable Insurance Products Fund
-------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio -- Service
   Class 2                                       0.58    0.25        N/A        0.10      0.93
  VIP Equity-Income Portfolio -- Service
   Class 2                                       0.48    0.25        N/A        0.09      0.82
  VIP Mid Cap Portfolio -- Service
   Class 2                                       0.58    0.25        N/A        0.12      0.95
-------------------------------------------------------------------------------------------------

                                                                                        Total
                                                                                      Underlying
                                             Management 12b-1 Administrative  Other   Portfolio
                                                Fees    Fees     Expense     Expenses  Expenses
------------------------------------------------------------------------------------------------

Franklin Templeton Variable Insurance
Products Trust
------------------------------------------------------------------------------------------------
  Franklin Large Cap Growth Securities
   Fund -- Class 2 Shares                       0.75%   0.25%      N/A         0.04%     1.04%
  Mutual Shares Securities Fund --
   Class 2 Shares                               0.60    0.25       N/A         0.20      1.05
  Templeton Foreign Securities Fund --
   Class 2 Shares                               0.69    0.25       N/A         0.22      1.16
  Templeton Global Asset Allocation
   Fund -- Class 2 Shares                       0.61    0.25       N/A         0.21      1.07

GE Investments Funds, Inc.
------------------------------------------------------------------------------------------------
  Total Return Fund                             0.48     N/A       N/A         0.09      0.57

J.P. Morgan Series Trust II
------------------------------------------------------------------------------------------------
  Bond Portfolio                                0.30     N/A       N/A         0.45      0.75
  International Equity Portfolio (formerly,     0.60     N/A       N/A         0.97      1.57
   International Opportunities Portfolio)
  Mid Cap Value Portfolio                       0.70     N/A       N/A         0.88      1.58
  Small Company Portfolio                       0.60     N/A       N/A         0.55      1.15
  U.S. Large Cap Core Equity Portfolio          0.35     N/A       N/A         0.50      0.85

MFS(R) Variable Insurance Trust
------------------------------------------------------------------------------------------------
  MFS(R) Investors Growth Stock Series --       0.75    0.25       N/A         0.13      1.13
    Service Class Shares
  MFS(R) Strategic Income Series --             0.75    0.25       N/A         0.36      1.36
   Service Class Shares
  MFS(R) Total Return Series -- Service         0.75    0.25       N/A         0.09      1.09
   Class Shares

Oppenheimer Variable Account Funds
------------------------------------------------------------------------------------------------
  Oppenheimer Capital Appreciation
   Fund/VA -- Service Shares                    0.65    0.25       N/A         0.04      0.94
  Oppenheimer Main Street Fund/VA --
   Service Shares                               0.68    0.25       N/A         0.03      0.96
  Oppenheimer Main Street Small Cap
   Fund/VA -- Service Shares                    0.75    0.25       N/A         0.23      1.23

Scudder Variable Series II
------------------------------------------------------------------------------------------------
  Scudder Technology Growth Portfolio --
    Class B Shares                              0.75    0.25       N/A         0.35      1.35
  SVS Dreman High Return Equity
   Portfolio -- Class B Shares                  0.75    0.25       N/A         0.29      1.27
  SVS Dreman Small Cap Value
   Portfolio -- Class B Shares                  0.75    0.25       N/A         0.24      1.24
------------------------------------------------------------------------------------------------

                      Underlying Portfolio Annual Expenses (as a percentage of underlying portfolio net assets, after any expense reimbursements or fee waiver arrangements) as of December 31, 2003.

                                                                                        Total
                                                                                      Underlying
                                             Management 12b-1 Administrative  Other   Portfolio
                                                Fees    Fees     Expense     Expenses  Expenses
------------------------------------------------------------------------------------------------

AllianceBernstein Variable Products Series
Fund, Inc.
------------------------------------------------------------------------------------------------
  AllianceBernstein Growth and Income
   Portfolio -- Class B                         0.55%   0.25%       N/A        0.03%     0.83%
  AllianceBernstein Premier Growth
   Portfolio -- Class B                         0.75    0.25       0.00        0.05      1.05

Eaton Vance Variable Trust
------------------------------------------------------------------------------------------------
  VT Income Fund of Boston                      0.63    0.25       0.25        0.96      2.08

Fidelity Variable Insurance Products Fund
------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio -- Service
   Class 2                                      0.58    0.25        N/A        0.07      0.90
  VIP Equity-Income Portfolio -- Service
   Class 2                                      0.48    0.25        N/A        0.08      0.81
  VIP Mid Cap Portfolio -- Service
   Class 2                                      0.58    0.25        N/A        0.10      0.93

Franklin Templeton Variable Insurance Products Trust
------------------------------------------------------------------------------------------------
  Templeton Foreign Securities Fund --
   Class 2 Shares                               0.65    0.25        N/A        0.22      1.12
  Templeton Global Asset Allocation
   Fund -- Class 2                              0.60    0.25        N/A        0.21      1.06

J.P. Morgan Series Trust II
------------------------------------------------------------------------------------------------
  International Equity Portfolio (formerly,
   International Opportunities Portfolio)       0.60     N/A        N/A        0.60      1.20
  Mid Cap Value Portfolio                       0.70     N/A        N/A        0.30      1.00

MFS(R) Variable Insurance Trust
------------------------------------------------------------------------------------------------
  MFS(R) Investors Growth Stock
   Series -- Service Class Shares               0.75    0.25        N/A        0.12      1.12
  MFS(R) Strategic Income Series --
   Service Class Shares                         0.75    0.25        N/A        0.15      1.15

Scudder Variable Series II
------------------------------------------------------------------------------------------------
  Scudder Technology Growth
   Portfolio -- Class B Shares                  0.75    0.25        N/A        0.25      1.25
  SVS Dreman High Return Equity
   Portfolio -- Class B Shares                  0.73    0.25        N/A        0.20      1.18
  SVS Dreman Small Cap Value
   Portfolio -- Class B Shares                  0.75    0.25        N/A        0.19      1.19
------------------------------------------------------------------------------------------------

Appendix C

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Portfolios and the assessment of Separate Account charges.

The Accumulation Unit values and the number of Accumulation Units outstanding for each Subaccount for the periods shown are as follows:

                   Each Annuitant age 70 or younger at issue

                                                                                                             Number of
                                                                           Accumulation      Accumulation  Accumulation
                                                                          Unit Values at    Unit Values at   Units at
Subaccounts                                                             Beginning of Period End of Period  End of Period Year
-----------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
-----------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Aggressive Growth Fund -- Series I shares                          $ 9.99            $12.47              --   2003
                                                                               10.00              9.99              --   2002
-----------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Blue Chip Fund -- Series I shares                                    9.70             11.95              --   2003
                                                                               10.00              9.70              --   2002
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Variable Products Series Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  AllianceBernstein Growth and Income Portfolio -- Class B                      8.11             10.56       6,291,612   2003
                                                                               10.59              8.11       5,560,666   2002
                                                                               10.74             10.59       2,564,812   2001
                                                                               10.00             10.74         111,233   2000
-----------------------------------------------------------------------------------------------------------------------------
  AllianceBernstein Premier Growth Portfolio -- Class B                         4.45              5.40       2,454,099   2003
                                                                                6.53              4.45       2,672,956   2002
                                                                                8.02              6.53       2,070,574   2001
                                                                               10.00              8.02         560,937   2000
-----------------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.:
-----------------------------------------------------------------------------------------------------------------------------
  VP Income & Growth Fund -- Class I                                            9.84             12.54             247   2003
                                                                               10.00              9.84              --   2002
-----------------------------------------------------------------------------------------------------------------------------
  VP International Fund -- Class I                                              9.73             11.93              --   2003
                                                                               10.00              9.73              --   2002
-----------------------------------------------------------------------------------------------------------------------------
  VP Ultra Fund -- Class I                                                      9.63             11.85             119   2003
                                                                               10.00              9.63              --   2002
-----------------------------------------------------------------------------------------------------------------------------
  VP Value Fund -- Class I                                                      9.94             12.62              --   2003
                                                                               10.00              9.94              --   2002
-----------------------------------------------------------------------------------------------------------------------------
Dreyfus
-----------------------------------------------------------------------------------------------------------------------------
  Dreyfus Investment Portfolios -- MidCap Stock Portfolio --                    9.75             12.65              --   2003
   Initial Shares                                                              10.00              9.75              --   2002
-----------------------------------------------------------------------------------------------------------------------------
  Dreyfus Variable Investment Fund -- Money Market Portfolio                    9.99              9.89              --   2003
                                                                               10.00              9.99              --   2002
-----------------------------------------------------------------------------------------------------------------------------
  The Dreyfus Socially Responsible Growth Fund, Inc. -- Initial Shares          4.60              5.70         805,524   2003
                                                                                6.57              4.60         818,129   2002
                                                                                8.61              6.57         675,418   2001
                                                                               10.00              8.61          19,494   2000
-----------------------------------------------------------------------------------------------------------------------------
Eaton Vance Variable Trust:
-----------------------------------------------------------------------------------------------------------------------------
  VT Floating-Rate Income Fund                                                  9.97             10.11          76,569   2003
                                                                               10.00              9.97              --   2002
-----------------------------------------------------------------------------------------------------------------------------
  VT Income Fund of Boston                                                      9.95             11.12           2,134   2003
                                                                               10.00              9.95              --   2002
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                    Number of
                                                                  Accumulation      Accumulation  Accumulation
                                                                 Unit Values at    Unit Values at   Units at
Subaccounts                                                    Beginning of Period End of Period  End of Period Year
--------------------------------------------------------------------------------------------------------------------
  VT Worldwide Health Sciences Fund                                  $10.40            $13.32         158,231   2003
                                                                      10.00             10.40              --   2002
--------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund
--------------------------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio -- Service Class 2                       7.20              9.09       3,764,847   2003
                                                                       8.08              7.20       2,682.748   2002
                                                                       9.38              8.08       1,382,517   2001
                                                                      10.00              9.38         211,423   2000
--------------------------------------------------------------------------------------------------------------------
  VIP Equity-Income Portfolio -- Service Class 2                       8.41             10.77       3,817,787   2003
                                                                      10.31              8.41       2,766,722   2002
                                                                      11.04             10.31       1,247,800   2001
                                                                      10.00             11.04         109,912   2000
--------------------------------------------------------------------------------------------------------------------
  VIP Mid Cap Portfolio -- Service Class 2                             7.18             12.28       4,191,431   2003
                                                                      10.18              7.18       1,005,224   2002
                                                                      10.71             10.18       1,749,762   2001
                                                                      10.00             10.71         243,434   2000
--------------------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products Trust:
--------------------------------------------------------------------------------------------------------------------
  Franklin Large Cap Growth Securities Fund -- Class 2 Shares          9.85             12.31              --   2003
                                                                      10.00              9.85              --   2002
--------------------------------------------------------------------------------------------------------------------
  Mutual Shares Securities Fund -- Class 2 Shares                      9.79             12.07              --   2003
                                                                      10.00              9.79              --   2002
--------------------------------------------------------------------------------------------------------------------
  Templeton Foreign Securities Fund -- Class 2 Shares                  9.57             12.46           1,243   2003
                                                                      10.00              9.57              --   2002
--------------------------------------------------------------------------------------------------------------------
  Templeton Global Asset Allocation Fund -- Class 2 Shares            10.09             13.12              --   2003
                                                                      10.00             10.09             374   2002
--------------------------------------------------------------------------------------------------------------------
GE Investments Funds, Inc.
--------------------------------------------------------------------------------------------------------------------
  Total Return Fund                                                   10.00             10.90         614,846   2003
--------------------------------------------------------------------------------------------------------------------

                                                                                                     Number of
                                                                   Accumulation      Accumulation  Accumulation
                                                                  Unit Values at    Unit Values at   Units at
Subaccounts                                                     Beginning of Period End of Period  End of Period Year
---------------------------------------------------------------------------------------------------------------------
J.P. Morgan Series Trust II:
---------------------------------------------------------------------------------------------------------------------
  Bond Portfolio                                                      $10.19            $10.41           3,051   2003
                                                                       10.00             10.19             378   2002
---------------------------------------------------------------------------------------------------------------------
  International Equity Portfolio (formerly, International               9.87             12.88              24   2003
   Opportunities Portfolio)                                            10.00              9.87              --   2002
---------------------------------------------------------------------------------------------------------------------
  Mid Cap Value Portfolio                                              10.16             12.97           1,288   2003
                                                                       10.00             10.16             368   2002
---------------------------------------------------------------------------------------------------------------------
  Small Company Portfolio                                               9.61             12.87              --   2003
                                                                       10.00              9.61              --   2002
---------------------------------------------------------------------------------------------------------------------
  U.S. Large Cap Core Equity Portfolio                                  9.82             12.39              --   2003
                                                                       10.00              9.82              --   2002
---------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust
---------------------------------------------------------------------------------------------------------------------
  MFS(R) Investors Growth Stock Series -- Service Class Shares          4.74              5.72       2,370,780   2003
                                                                        6.66              4.74       2,157,083   2002
                                                                        8.99              6.66       1,370,095   2001
                                                                       10.00              8.99         247,509   2000
---------------------------------------------------------------------------------------------------------------------
  MFS(R) Strategic Income Series -- Service Class Shares               10.28             11.15              --   2003
                                                                       10.00             10.28              --   2002
---------------------------------------------------------------------------------------------------------------------
  MFS(R) Total Return Series -- Service Class Shares                   10.03             11.46           2,387   2003
                                                                       10.00             10.03              --   2002
---------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds
---------------------------------------------------------------------------------------------------------------------
  Oppenheimer Capital Appreciation Fund/VA -- Service Shares            9.91             12.76         123,947   2003
                                                                       10.00              9.91              --   2002
---------------------------------------------------------------------------------------------------------------------
  Oppenheimer Main Street Fund/VA -- Service Shares                     6.37              7.93       3,157,518   2003
                                                                        7.98              6.37       2,417.368   2002
                                                                        9.03              7.98       1,249,865   2001
                                                                       10.00              9.03         114,394   2000
---------------------------------------------------------------------------------------------------------------------
  Oppenheimer Main Street Small Cap Fund/VA -- Service Shares           9.43             13.39         153,150   2003
                                                                       10.00              9.43              --   2002
---------------------------------------------------------------------------------------------------------------------
Scudder Variable Series II
---------------------------------------------------------------------------------------------------------------------
  Scudder Technology Growth Portfolio -- Class B Shares                10.40             14.98             115   2003
                                                                       10.00             10.40              --   2002
---------------------------------------------------------------------------------------------------------------------
  SVS Dreman High Return Equity Portfolio -- Class B Shares             9.61             12.45              --   2003
                                                                       10.00              9.61              --   2002
---------------------------------------------------------------------------------------------------------------------
  SVS Dreman Small Cap Value Portfolio -- Class B Shares                9.62             13.42              --   2003
                                                                       10.00              9.62              --   2002
---------------------------------------------------------------------------------------------------------------------

                      Each Annuitant over age 70 at issue

                                                                                                                  Number of
                                                                                Accumulation      Accumulation  Accumulation
                                                                               Unit Values at    Unit Values at   Units at
Subaccounts                                                                  Beginning of Period End of Period  End of Period
------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
------------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Aggressive Growth Fund -- Series I shares                               $ 9.98            $12.43              --
                                                                                    10.00              9.98              --
------------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Blue Chip Fund -- Series I shares                                         9.69             11.92              --
                                                                                    10.00              9.69              --
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Variable Products Series Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------
  AllianceBernstein Growth and Income Portfolio -- Class B                           8.07             10.49              --
                                                                                    10.56              8.07       1,951,504
                                                                                    10.73             10.56         825,837
                                                                                    10.00             10.73          42,936
------------------------------------------------------------------------------------------------------------------------------
  AllianceBernstein Premier Growth Portfolio -- Class B                              4.42              5.36       1,076,259
                                                                                     6.51              4.42       1,159,015
                                                                                     8.01              6.51         813,964
                                                                                    10.00              8.01         184,885
------------------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.:
------------------------------------------------------------------------------------------------------------------------------
  VP Income & Growth Fund -- Class I                                                 9.83             12.51              --
                                                                                    10.00              9.83              --
------------------------------------------------------------------------------------------------------------------------------
  VP International Fund -- Class I                                                   9.72             11.90              --
                                                                                    10.00              9.72              --
------------------------------------------------------------------------------------------------------------------------------
  VP Ultra Fund -- Class I                                                           9.63             11.82              --
                                                                                    10.00              9.63              --
------------------------------------------------------------------------------------------------------------------------------
  VP Value Fund -- Class I                                                           9.93             12.59              --
                                                                                    10.00              9.93              --
------------------------------------------------------------------------------------------------------------------------------
Dreyfus
------------------------------------------------------------------------------------------------------------------------------
  Dreyfus Investment Portfolios -- MidCap Stock Portfolio -- Initial Shares          9.74             12.62              --
                                                                                    10.00              9.74              --
------------------------------------------------------------------------------------------------------------------------------
  Dreyfus Variable Investment Fund -- Money Market Portfolio                         9.87              9.87              --
                                                                                    10.00              9.98              --
------------------------------------------------------------------------------------------------------------------------------
  The Dreyfus Socially Responsible Growth Fund, Inc. --  Initial Shares              4.57              5.66         137,028
                                                                                     6.55              4.57         146,590
                                                                                     8.60              6.55         127,492
                                                                                    10.00              8.60          32,472
------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Variable Trust:
------------------------------------------------------------------------------------------------------------------------------
  VT Floating-Rate Income Fund                                                       9.96             10.08         132,120
                                                                                    10.00              9.96             208
------------------------------------------------------------------------------------------------------------------------------
  VT Income Fund of Boston                                                           9.95             11.09              --
                                                                                    10.00              9.95              --
------------------------------------------------------------------------------------------------------------------------------
  VT Worldwide Health Sciences Fund                                                 10.03             12.81          61,139
                                                                                    10.00             10.03           3,029
------------------------------------------------------------------------------------------------------------------------------



Subaccounts                                                                  Year
---------------------------------------------------------------------------------
AIM Variable Insurance Funds
---------------------------------------------------------------------------------
  AIM V.I. Aggressive Growth Fund -- Series I shares                         2003
                                                                             2002
---------------------------------------------------------------------------------
  AIM V.I. Blue Chip Fund -- Series I shares                                 2003
                                                                             2002
---------------------------------------------------------------------------------
AllianceBernstein Variable Products Series Fund, Inc.
---------------------------------------------------------------------------------
  AllianceBernstein Growth and Income Portfolio -- Class B                   2003
                                                                             2002
                                                                             2001
                                                                             2000
---------------------------------------------------------------------------------
  AllianceBernstein Premier Growth Portfolio -- Class B                      2003
                                                                             2002
                                                                             2001
                                                                             2000
---------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.:
---------------------------------------------------------------------------------
  VP Income & Growth Fund -- Class I                                         2003
                                                                             2002
---------------------------------------------------------------------------------
  VP International Fund -- Class I                                           2003
                                                                             2002
---------------------------------------------------------------------------------
  VP Ultra Fund -- Class I                                                   2003
                                                                             2002
---------------------------------------------------------------------------------
  VP Value Fund -- Class I                                                   2003
                                                                             2002
---------------------------------------------------------------------------------
Dreyfus
---------------------------------------------------------------------------------
  Dreyfus Investment Portfolios -- MidCap Stock Portfolio -- Initial Shares  2003
                                                                             2002
---------------------------------------------------------------------------------
  Dreyfus Variable Investment Fund -- Money Market Portfolio                 2003
                                                                             2002
---------------------------------------------------------------------------------
  The Dreyfus Socially Responsible Growth Fund, Inc. --  Initial Shares      2003
                                                                             2002
                                                                             2001
                                                                             2000
---------------------------------------------------------------------------------
Eaton Vance Variable Trust:
---------------------------------------------------------------------------------
  VT Floating-Rate Income Fund                                               2003
                                                                             2002
---------------------------------------------------------------------------------
  VT Income Fund of Boston                                                   2003
                                                                             2002
---------------------------------------------------------------------------------
  VT Worldwide Health Sciences Fund                                          2003
                                                                             2002
---------------------------------------------------------------------------------

                                                                                                              Number of
                                                                            Accumulation      Accumulation  Accumulation
                                                                           Unit Values at    Unit Values at   Units at
Subaccounts                                                              Beginning of Period End of Period  End of Period Year
------------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund
------------------------------------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio -- Service Class 2                               $ 7.16            $ 9.03       1,707,386   2003
                                                                                 8.06              7.16         918,624   2002
                                                                                 9.37              8.06         476,256   2001
                                                                                10.00              9.37         144,834   2000
------------------------------------------------------------------------------------------------------------------------------
  VIP Equity-Income Portfolio -- Service Class 2                                 8.37             10.70       2,023,475   2003
                                                                                10.28              8.37       1,288,935   2002
                                                                                11.03             10.28         570,855   2001
                                                                                10.00             11.03          40,470   2000
------------------------------------------------------------------------------------------------------------------------------
  VIP Mid Cap Portfolio -- Service Class 2                                       8.97             12.19       1,539,654   2003
                                                                                10.14              8.97         889,218   2002
                                                                                10.70             10.14         403,825   2001
                                                                                10.00             10.70          49,059   2000
------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products Trust:
------------------------------------------------------------------------------------------------------------------------------
  Franklin Large Cap Growth Securities Fund -- Class 2 Shares                    9.84             12.28              --   2003
                                                                                10.00              9.84              --   2002
------------------------------------------------------------------------------------------------------------------------------
  Mutual Shares Securities Fund -- Class 2 Shares                                9.79             12.04              --   2003
                                                                                10.00              9.79              --   2002
------------------------------------------------------------------------------------------------------------------------------
  Templeton Foreign Securities Fund -- Class 2 Shares                            9.56             12.43              --   2003
                                                                                10.00              9.56              --   2002
------------------------------------------------------------------------------------------------------------------------------
  Templeton Global Asset Allocation Fund -- Class 2 Shares                      10.09             13.09              --   2003
                                                                                10.00             10.09              --   2002
------------------------------------------------------------------------------------------------------------------------------
GE Investments Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------
  Total Return Fund                                                             10.00             11.42         492,594   2003
------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Series Trust II:
------------------------------------------------------------------------------------------------------------------------------
  Bond Portfolio                                                                10.18             10.38              --   2003
                                                                                10.00             10.18              --   2002
------------------------------------------------------------------------------------------------------------------------------
  International Equity Portfolio (formerly, International Opportunities          9.87             12.85              --   2003
   Portfolio)                                                                   10.00              9.87              --   2002
------------------------------------------------------------------------------------------------------------------------------
  Mid Cap Value Portfolio                                                        9.87             12.94              --   2003
                                                                                10.00              9.87              --   2002
------------------------------------------------------------------------------------------------------------------------------
  Small Company Portfolio                                                       10.16             12.84              --   2003
                                                                                10.00             10.16              --   2002
------------------------------------------------------------------------------------------------------------------------------
  U.S. Large Cap Core Equity Portfolio                                           9.61             12.36              --   2003
                                                                                10.00              9.61              --   2002
------------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust
------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Investors Growth Stock Series -- Service Class Shares                   4.71              5.68         736,265   2003
                                                                                 6.64              4.71         576,645   2002
                                                                                 8.98              6.64         331,541   2001
                                                                                10.00              8.98          57,669   2000
------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Strategic Income Series -- Service Class Shares                        10.27             11.12              --   2003
                                                                                10.00             10.27              --   2002
------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Total Return Series -- Service Class Shares                            10.02             11.43              --   2003
                                                                                10.00             10.02              --   2002
------------------------------------------------------------------------------------------------------------------------------

                                                                                                    Number of
                                                                  Accumulation      Accumulation  Accumulation
                                                                 Unit Values at    Unit Values at   Units at
Subaccounts                                                    Beginning of Period End of Period  End of Period Year
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds
--------------------------------------------------------------------------------------------------------------------
  Oppenheimer Capital Appreciation Fund/VA -- Service Shares         $ 9.69            $12.44          56,951   2003
                                                                      10.00              9.69             100   2002
--------------------------------------------------------------------------------------------------------------------
  Oppenheimer Main Street Fund/VA -- Service Shares                    6.33              7.87       1,385,950   2003
                                                                       7.95              6.33       1,005,473   2002
                                                                       9.02              7.95         473,200   2001
                                                                      10.00              9.02          73,558   2000
--------------------------------------------------------------------------------------------------------------------
  Oppenheimer Main Street Small Cap Fund/VA -- Service Shares          9.40             13.32         120,040   2003
                                                                      10.00              9.40              --   2002
--------------------------------------------------------------------------------------------------------------------
Scudder Variable Series II
--------------------------------------------------------------------------------------------------------------------
  Scudder Technology Growth Portfolio -- Class B Shares               10.40             14.94              --   2003
                                                                      10.00             10.40              --   2002
--------------------------------------------------------------------------------------------------------------------
  SVS Dreman High Return Equity Portfolio -- Class B Shares            9.61             12.42              --   2003
                                                                      10.00              9.61              --   2002
--------------------------------------------------------------------------------------------------------------------
  SVS Dreman Small Cap Value Portfolio -- Class B Shares               9.61             13.38              --   2003
                                                                      10.00              9.61              --   2002
--------------------------------------------------------------------------------------------------------------------

Table of Contents
Statement of Additional Information


                                                                            Page
 The Company...............................................................  B-3
 The Separate Account......................................................  B-4
 Additional Information About the Guarantee Account........................  B-4
 The Contracts.............................................................  B-5
    Transfer of Annuity Units..............................................  B-5
    Net Investment Factor..................................................  B-5
 Agreements with Distributors and Advisers for the Funds...................  B-6
 Termination of Participation Agreements...................................  B-6
 Calculation of Performance Data...........................................  B-8
    Subaccounts Investing in the Dreyfus Variable Investment Fund -- Money
      Market Portfolio.....................................................  B-8
    Other Subaccounts...................................................... B-11
    Other Performance Data................................................. B-12
 Tax Matters............................................................... B-13
    Taxation of GE Life and Annuity Assurance Company...................... B-13
    IRS Required Distributions............................................. B-13
 General Provisions........................................................ B-14
    Using the Contracts as Collateral...................................... B-14
    The Beneficiary........................................................ B-15
    Non-Participating...................................................... B-15
    Misstatement of Age or Gender.......................................... B-15
    Incontestability....................................................... B-15
    Statement of Values.................................................... B-15
    Trust as Owner or Beneficiary.......................................... B-15
    Written Notice......................................................... B-15
 Distribution of the Contracts............................................. B-15
 Legal Developments Regarding Employment-Related Benefit Plans............. B-16
 Regulation of GE Life and Annuity Assurance Company....................... B-16
 Experts................................................................... B-16
 Financial Statements...................................................... B-16


                     GE Life and Annuity Assurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230

                      A Statement of Additional Information containing more detailed information about the contract and the Separate Account is available free by writing us at the address below or by calling (800) 352-9910.

                      GE Life and Annuity Assurance Company
                      Annuity New Business
                      6610 West Broad Street
                      Richmond, Virginia 23230

                      Please mail a copy of the Statement of Additional Information for the Separate Account Contract Form P1154 4/00 to:

                      Name: ____________________________________________________

                      Address: _________________________________________________
                                                            Street

                      __________________________________________________________
                           City              State             Zip

                      Signature of Requestor: __________________________________
                                                         Date

                    Statement of Additional Information For
             Flexible Premium Variable Deferred Annuity Contracts
                                Form P1154 4/00

                                  Issued by:
                     GE Life and Annuity Assurance Company
                     GE Life & Annuity Separate Account 4
                            6610 West Broad Street
                           Richmond, Virginia 23230
                       Telephone Number: 1-800-352-9910

--------------------------------------------------------------------------------

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated April 30, 2004, for the Flexible Premium Variable Deferred Annuity Contract issued by GE Life and Annuity Assurance Company through its GE Life & Annuity Separate Account 4. The terms used in the current prospectus for the Flexible Premium Variable Deferred Annuity Contract are incorporated into this Statement of Additional Information.

For a free copy of the prospectus:

    Call:  1-800-352-9910

 Or write: GE Life and Annuity Assurance Company
           6610 West Broad Street
           Richmond, Virginia 23230

 Or visit: www.gefinancialservice.com

   Or contact your financial representative

The date of this Statement of Additional Information is April 30, 2004.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ
 ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT AND THE PORTFOLIOS.

Table of Contents
Statement of Additional Information



 The Company...............................................................  B-3

 The Separate Account......................................................  B-4

 Additional Information About the Guarantee Account........................  B-4

 The Contracts.............................................................  B-5
    Transfer of Annuity Units..............................................  B-5
    Net Investment Factor..................................................  B-6

 Agreements with Distributors and Advisers for the Funds...................  B-6

 Termination of Participation Agreements...................................  B-7

 Calculation of Performance Data...........................................  B-8
    Subaccounts Investing in the Dreyfus Variable Investment Fund -- Money
      Market Portfolio.....................................................  B-8
    Other Subaccounts...................................................... B-10
    Other Performance Data................................................. B-12

 Tax Matters............................................................... B-12
    Taxation of GE Life and Annuity Assurance Company...................... B-12
    IRS Required Distributions............................................. B-13

 General Provisions........................................................ B-14
    Using the Contracts as Collateral...................................... B-14
    The Beneficiary........................................................ B-14
    Non-Participating...................................................... B-14
    Misstatement of Age or Gender.......................................... B-14
    Incontestability....................................................... B-14
    Statement of Values.................................................... B-14
    Trust as Owner or Beneficiary.......................................... B-14
    Written Notice......................................................... B-14

 Distribution of the Contracts............................................. B-15

 Legal Developments Regarding Employment-Related Benefit Plans............. B-15

 Regulation of GE Life and Annuity Assurance Company....................... B-15

 Experts................................................................... B-15

 Financial Statements...................................................... B-16

THE COMPANY           We are a stock life insurance company operating under a
                      charter granted by the Commonwealth of Virginia on March
                      21, 1871 to The Life Insurance Company of Virginia.
                      General Electric Capital Corporation ("GE Capital") acquired us from Aon Corporation on April 1, 1996. GE
                      Capital subsequently contributed us to its wholly owned subsidiary, GE Financial Assurance Holdings, Inc. ("GE
                      Financial Assurance") and ultimately the majority of the outstanding common stock to General Electric Capital
                      Assurance Company ("GECA"). As part of an internal reorganization of GE Financial Assurance's insurance subsidiaries, The Harvest Life Insurance Company
                      ("Harvest") merged into the Company on January 1, 1999.
                      At this time we were renamed GE Life and Annuity
                      Assurance Company. Harvest's former parent, Federal Home
                      Life Insurance Company ("Federal"), received common stock of the Company in exchange for its interest in Harvest.

                      We are a wholly-owned indirect subsidiary of GE Financial Assurance. The stock is owned directly by General Electric Capital Assurance Company ("GE Capital Assurance"), which owns approximately 85% of our outstanding common stock, Federal, which owns approximately 12% of our outstanding common stock, and GE Financial Assurance, which directly owns the remaining 3% of our outstanding common stock. All of our outstanding non-voting preferred stock is owned by Brookfield Life Assurance Company Limited ("Brookfield"). Brookfield is partially owned directly by GE Financial Assurance and owned indirectly by GE Capital. GE Financial Assurance is a wholly-owned subsidiary of GE Insurance, Inc. ("GEI"). GEI is a wholly owned subsidiary of GE Capital which in turn is wholly owned, directly or indirectly, by General Electric Company ("GE").

                      On November 18, 2003, GE announced its intention to pursue an initial public offering ("IPO") of a new company named Genworth Financial, Inc. ("Genworth Financial"). In connection with the IPO, GE will transfer, among other things, substantially all of the life insurance businesses currently operating within GE Financial Assurance Holdings, Inc., including GE Life and Annuity Assurance Company, to Genworth Financial. GE expects to complete the IPO in the first half of 2004, subject to market conditions and receipt of various regulatory approvals.

                      We principally offer annuity contracts, institutional stable value products, and life insurance. We do business in the District of Columbia and all states except New York. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

                      We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the

                      Separate Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

                      We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

THE SEPARATE          We established the GE Life & Annuity Separate Account 4
ACCOUNT               as a separate investment account on August 19, 1987. The
                      Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940
                      (the "1940 Act") and meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

ADDITIONAL            Amounts in the Guarantee Account are held in, and are
INFORMATION           part of, our General Account. The General Account
ABOUT THE             consists of our assets other than those allocated to the
GUARANTEE             Separate Account and our other separate accounts. Subject
ACCOUNT               to statutory authority, we have sole discretion over the
                      investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

                      The initial interest rate guarantee period for any allocation you make to the Guarantee Account will be one year or longer. Subsequent interest rate guarantee periods will each be at least one year. We may credit additional rates of interest for specified periods from time to time. We determine the interest rates in our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as purchase payments or transfers of assets under the contracts. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods. However, the interest rates for any interest rate guarantee period will be at least the guaranteed interest rate shown in your contract.

                      We reserve the right to impose restrictions on transfers involving the Guarantee Account. Such restrictions may include permitting transfers from an interest rate guarantee period only during the 30-day period immediately following the end of the guarantee period, limiting the amount of assets available for transfer at any one time to 25% of the allocations to the Guarantee Account plus accrued interest and prohibiting transfers to the Guarantee Account for the six month period following a transfer from the Guarantee Account.

                      For contracts issued on or after the later of September 2, 2003, or the date on which state insurance authorities approve applicable contract modifications, no more than 25% of your Contract Value, as determined at the time of allocation may be allocated to the Guarantee Account. In addition, where permitted by state law, we will refuse new purchase payments or transfers into the Guarantee Account when your assets in the Guarantee Account are equal to or greater than 25% of your Contract Value at the time of allocation.

THE CONTRACTS

TRANSFER OF           At your request, Annuity Units may be transferred three
ANNUITY UNITS         times per calendar year from the Subaccounts in which
                      they are currently held (subject to certain restrictions described in the contract.

                      The number of Annuity Units to be transferred is (a) times (b) divided by (c) where:

                        (a) is the number of Annuity Units in the current
                            Subaccount desired to be transferred;

                        (b) is the Annuity Unit Value for the Subaccount in
                            which the Annuity Units are currently held; and

                        (c) is the Annuity Unit Value for the Subaccount to
                            which the transfer is made.

                      If the number of Annuity Units remaining in a Subaccount after the transfer is less than 1, we will transfer the remaining Annuity Units in addition to the amounts requested. We will not transfer Annuity Units into any Subaccounts unless the number of Annuity Units of that Subaccount after the transfer is at least 1. The amount of the income payment as of the date of the transfer will not be affected by the transfer (however, subsequent variable income payments will reflect the investment experience of the selected Subaccounts).

NET INVESTMENT        The net investment factor measures investment performance
FACTOR                of the Subaccounts during a Valuation Period. Each
                      Subaccount has its own net investment factor. The net investment factor of a Subaccount available under a contract for a Valuation Period is (a) divided by (b) minus (c) where:

                        (a) is the result of:

                            (1) the value of the net assets of that Subaccount
                                at the end of the preceding Valuation Period;
                                plus

                            (2) the investment income and capital gains,
                                realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the net investment factor is being determined; minus

                            (3) the capital losses, realized or unrealized,
                                charged against those assets during the
                                Valuation Period; minus

                            (4) any amount charged against that Subaccount for
                                taxes (this includes any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount); and

                        (b) is the value of the net assets of that Subaccount
                            at the end of the preceding Valuation Period; and

                        (c) is a factor for the Valuation Period representing
                            the mortality and expense risk charge and the administrative expense charge.

                      We will value assets in the Separate Account at their fair market value in accordance with generally accepted accounting practices and applicable laws and regulations.

AGREEMENTS WITH       We have entered into agreements with either the
DISTRIBUTORS AND      investment adviser or distributor of each of the Funds
ADVISERS FOR THE      under which the adviser or distributor pays us a fee
FUNDS                 ordinarily based upon a percentage of the average annual
                      aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors. The amounts we receive under these agreements may be significant. The agreements reflect administrative services we provide.

TERMINATION OF        The participation agreements pursuant to which the
PARTICIPATION         Portfolios sell their shares to the Separate Account
AGREEMENTS            contain varying provisions regarding termination. The
                      following summarizes those provisions:

                      AIM Variable Insurance Funds. This agreement may be terminated by the parties on six months' advance written notice.

                      AllianceBernstein Variable Products Series Fund,
                      Inc. This agreement may be terminated by the parties on six months' advance written notice.

                      American Century Variable Portfolios, Inc. This agreement may be terminated by either party upon 180 days' prior written notice to the other party.

                      Dreyfus. This agreement may be terminated by the parties on six months' advance written notice.

                      Eaton Vance Variable Trust. This agreement may be terminated by the parties on six months' advance written notice.

                      Fidelity Variable Insurance Products Fund ("The
                      Fund"). These agreements provide for termination (1) on one year's advance notice by either party, (2) at the Company's option if shares of the Fund are not reasonably available to meet requirements of the contracts, (3) at the option of either party if certain enforcement proceedings are instituted against the other, (4) upon vote of the contractowners to substitute shares of another mutual fund, (5) at the Company's option if shares of the Fund are not registered, issued, or sold in accordance with applicable laws, or if the Fund ceases to qualify as a regulated investment company under the Code,
                      (6) at the option of the Fund or its principal underwriter if it determines that the Company has suffered material adverse changes in its business or financial condition or is the subject of material adverse publicity, (7) at the option of the Company if the Fund has suffered material adverse changes in its business or financial condition or is the subject of material adverse publicity, or (8) at the option of the Fund or its principal underwriter if the Company decides to make another mutual fund available as a funding vehicle for its contracts.

                      Franklin Templeton Variable Insurance Trust. This agreement may be terminated by the parties on six months' advance written notice.

                      GE Investments Funds, Inc. This agreement may be terminated at the option of any party upon six months' written notice to the other parties, unless a shorter time is agreed to by the parties.

                      J.P. Morgan Series Trust II. This agreement may be terminated by the parties upon 180 days' notice unless a shorter time is agreed to by the parties.

                      MFS(R) Variable Insurance Trust. This agreement may be terminated by the parties on six months' advance written notice.

                      Oppenheimer Variable Account Funds. This agreement may be terminated by the parties on six months' advance written notice.

                      Scudder Variable Series II. The agreement may be terminated by the parties on three months' advance written notice.

CALCULATION OF        From time to time, we may disclose total return, yield,
PERFORMANCE           and other performance data for the Subaccounts pertaining
DATA                  to the contracts. Such performance data will be computed,
                      or accompanied by performance data computed, in accordance with the standards defined by the SEC and the NASD.

                      The calculations of yield, total return, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular contract. Premium taxes currently range from 0% to 3.5% of purchase payments and are generally based on the rules of the state in which you reside.

SUBACCOUNTS           From time to time, advertisements and sales literature
INVESTING IN THE      may quote the yield of the Subaccounts investing in the
DREYFUS VARIABLE      Dreyfus Variable Investment Fund -- Money Market
INVESTMENT            Portfolio for a seven-day period, in a manner which does
FUND -- MONEY         not take into consideration any realized or unrealized
MARKET PORTFOLIO      gains or losses on shares of the corresponding money
                      market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a contract having a balance of one unit in the Subaccount investing in the Dreyfus
                      Variable Investment Fund -- Money Market Portfolio at the beginning of the period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing the result on a 365-day basis.
                      The net change in account value reflects: 1) net income from the Portfolio attributable to an initial investment of $10,000; and 2) charges and deductions imposed under the contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the $30 annual contract charge, the mortality and expense risk charge that applies when each Annuitant is older than age 70 at issue (deducted daily at an effective annual rate of 1.55% of the hypothetical investment in the Separate Account), and the administrative expense charge (deducted daily at an effective annual rate of 0.15% of assets in the Separate Account). We also quote the yield of the Subaccounts investing in the Dreyfus Variable Investment Fund -- Money Market
                      Portfolio in the same manner as described above except the mortality and expense risk charge that applies when each Annuitant is age 70 or younger at issue at an annual effective rate of 1.35% of the hypothetical investment in the Separate Account. We assume for the purposes of the yield calculation that this charge will be waived.
                      Current Yield will be calculated according to the following formula:

                         Current Yield = ((NCP - ES)/UV) X (365/7)

                      where:

NCP =   the net change in the value of the investment Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one unit.

ES  =   per unit expenses of the hypothetical account for the seven-day period.

UV  =   the unit value on the first day of the seven-day period.

                      We may also quote the effective yield of the Subaccount investing in the Dreyfus Variable Investment
                      Fund -- Money Market Portfolio determined on a compounded basis for the same seven-day period. The effective yield is calculated by compounding the base period return according to the following formula:

                         Effective Yield = (1 + ((NCP - ES)/UV))365/7 - 1

                      where:

NCP =   the net change in the value of the investment Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one unit.

ES  =   per unit expenses of the hypothetical account for the seven-day period.

UV  =   the unit value for the first day of the seven-day period.

                      The yield on amounts held in the Subaccount investing in the Dreyfus Variable Investment Fund -- Money Market Portfolio normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Dreyfus Variable Investment
                      Fund -- Money Market Portfolio's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Dreyfus Variable Investment Fund -- Money Market Portfolio, the types and quality of portfolio securities held by that Portfolio, and that Portfolio's operating expenses. Because of the charges and deductions imposed under the contract, the yield for the Subaccount investing in the Dreyfus Variable Investment
                      Fund -- Money Market Portfolio or will be lower than the yield for the Subaccount investing in the Dreyfus Variable Investment Fund -- Money Market Portfolio.

                      Yield calculations do not take into account the surrender charges imposed under the contract or the charges for any optional riders.

                      Dreyfus Variable Investment Fund -- Money Market Portfolio (For Annuitants older than age 70 when the contract is issued)

                         Current Yield: -1.26% as of December 31, 2003 Effective Yield: -1.25% as of December 31, 2003

                      Dreyfus Variable Investment Fund -- Money Market Portfolio (For Annuitants 70 and younger when the contract is issued)

                         Current Yield: -1.05% as of December 31, 2003 Effective Yield: -1.05% as of December 31, 2003

                      Past Performance is not a Guarantee or Projection of Future Results.

OTHER                 Standardized Total Return.  Sales literature or
SUBACCOUNTS           advertisements may quote total return, including average
                      annual total return for one or more of the Subaccounts for various periods of time including 1 year, 5 years and 10 years, or from inception if any of those periods are not available.

                      Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.

                      For periods that began before the contract was available, performance data will be based on the performance of the underlying Portfolios, adjusted for the level of the Separate Account and contract charges currently in effect. Average annual total return will be calculated using Subaccount unit values and deductions for the annual contract charge and the surrender charge as described below:

                         1. We calculate the unit value for each Valuation
                            Period based on the performance of the Subaccount's underlying investment Portfolio (after deductions for Portfolio expenses, the administrative expense charge, and the mortality and expense risk charge that applies when either Annuitant is older than age 70 at issue).

                         2. The annual contract charge is $30 deducted at the
                            beginning of each contract year after the first. For purposes of calculating average annual total return, we assume that the annual contract charge is equivalent to 0.1% of Contract Value. This charge is waived if the Contract Value is more than $40,000 at the time the charge is due.

                         3. The surrender charge will be determined by assuming
                            a surrender of the contract at the end of the period. Average annual total return for periods of seven years or less will therefore reflect the deduction of a surrender charge.

                         4. Standardized total return considers the charges for
                            all optional death benefit riders.

                         5. Standardized total return does not reflect the
                            deduction of any premium taxes.

                         6. Standardized total return will then be calculated
                            according to the following formula:

                         TR =    (ERV/P)1/N-1

                      where:

                           TR =  the average annual total return for the period

                           ERV = the ending redeemable value (reflecting
                                 deductions as described above) of the
                                 hypothetical investment at the end of the period

                           P =   a hypothetical single investment of $1,000

                           N =   the duration of the period (in years)

                      The Portfolios have provided the price information used to calculate the historical performance of the Subaccounts. We have no reason to doubt the accuracy of the figures provided by the Portfolios. We have not independently verified such information.

OTHER PERFORMANCE     We may disclose cumulative total return in conjunction
DATA                  with the standardized format described above. The
                      cumulative total return will be calculated using the following formula:

                           CTR = (ERV/P)-1
                      where:

                           CTR = the cumulative total return for the period

                           ERV = the ending redeemable value (reflecting
                                 deductions as described above) of the
                                 hypothetical investment at the end of the period

                           P =   a hypothetical single investment of $1,000

                      Sales literature may also quote cumulative and/or average annual total return that does not reflect the surrender charge. This is calculated in exactly the same way as average annual total return, except that the ending redeemable value of the hypothetical investment is replaced with an ending value for the period that does not take into account any charges on withdrawn amounts. If such charges were included, the performance numbers would be lower.

                      Other non-standardized quotations of Subaccount performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated. We will accompany any non-standardized quotations of Subaccount performance with standardized performance quotations.

TAX MATTERS

TAXATION OF GE        We do not expect to incur any Federal income tax
LIFE AND ANNUITY      liability attributable to investment income or capital
ASSURANCE             gains retained as part of the reserves under the
COMPANY               contracts. (See the "Federal Tax Matters" section of the
                      prospectus.) Based upon these expectations, no charge is being made currently to the Separate Account for Federal income taxes. We will periodically review the question of a charge to the Separate Account for Federal income taxes related to the Separate Account. Such a charge may be made in future years if we believe that we may incur
                      Federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the Federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur Federal income taxes attributable to investment income or capital gains retained as part of the reserves under the contracts, the Contract Value would be correspondingly adjusted by any provision or charge for such taxes.

                      We may also incur state and local taxes (in addition to premium taxes). At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we currently impose a charge), charges for such taxes attributable to the Separate Account may be made.

IRS REQUIRED          In order to be treated as an annuity contract for Federal
DISTRIBUTIONS         income tax purposes, Section 72(s) of the Code requires
                      any Non-Qualified Contract to provide that:

                        (a) if any owner dies on or after the Annuity
                            Commencement Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and

                        (b) if any owner dies prior to the Annuity Commencement
                            Date, the entire interest in the contract will be distributed:

                            (1) within five years after the date of that
                                owner's death; or

                            (2) as income payments which will begin within one
                                year of that owner's death and which will be made over the life of the owner's "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary. The "designated beneficiary" generally is the person who will be treated as the sole owner of the contract following the death of the owner, joint owner or, in certain circumstances, the Annuitant or Joint Annuitant. However, if the "designated beneficiary" is the surviving spouse of the decedent, these distribution rules will not apply until the surviving spouse's death (and this spousal exception will not again be available). If any owner is not an individual, the death of the Annuitant or Joint Annuitant will be treated as the death of an owner for purposes of these rules.

                      The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Section 72(s) when clarified by regulation or otherwise.

                      Other rules may apply to Qualified Contracts.

GENERAL
PROVISIONS

USING THE             A Non-Qualified Contract can be assigned as collateral
CONTRACTS AS          security. We must be notified in writing if a contract is
COLLATERAL            assigned. Any payment made before the assignment is
                      recorded at our Home Office will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of a beneficiary may be affected by an assignment. The basic benefits of a Non-Qualified
                      Contract are assignable. Additional benefits added by rider may or may not be available/eligible for assignment.

                      A Qualified Contract may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

THE BENEFICIARY       You may select one or more primary and contingent
                      beneficiaries during your lifetime upon application and by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation.

NON-PARTICIPATING     The contract is non-participating. No dividends are
                      payable.

MISSTATEMENT OF       If the Annuitant's age or gender, if applicable, was
AGE OR GENDER         misstated on the contract data page, any contract
                      benefits or proceeds, or availability thereof, will be determined using the correct age and gender.

INCONTESTABILITY      We will not contest the contract.

STATEMENT OF          At least once each year, we will send you a statement of
VALUES                values within 30 days after each report date. The
                      statement will show Contract Value, purchase payments and other financial transactions made by you during the report period.

TRUST AS OWNER OR     If a trust is named as the owner or beneficiary of this
BENEFICIARY           contract and subsequently exercises ownership rights or
                      claims benefits hereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of contract benefits to the trustee shall release us from all obligations under the contract to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

WRITTEN NOTICE        Any written notice should be sent to us at our Home
                      Office at 6610 West Broad Street, Richmond, Virginia
                      23230. The contract number and the Annuitant's full name must be included.

                      We will send all notices to the owner at the last known address on file with us.

DISTRIBUTION OF       The contracts which are offered continuously, are
THE CONTRACTS         distributed by Capital Brokerage Corporation, 3001 Summer
                      Street, 2nd Floor, Stamford, Connecticut 06905, an affiliate of ours. During the fiscal years ended December
                      31, 2003, 2002 and 2001, no underwriting commissions have been paid by us to Capital Brokerage Corporation.
                      Although neither we nor Capital Brokerage Corporation anticipate discontinuing the offering of the contracts, we do reserve the right to discontinue offering the contracts at any time.

LEGAL                 On July 6, 1983, the Supreme Court held in Arizona
DEVELOPMENTS          Governing Committee for Tax Deferred Annuity v. Norris,
REGARDING             463 U.S. 1073 (1983), that optional annuity benefits
EMPLOYMENT-           provided under an employee's deferred compensation plan
RELATED BENEFIT       could not, under Title VII of the Civil Rights Act of
PLANS                 1964, vary between men and women on the basis of gender.
                      The contract contains guaranteed annuity purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a contract may be purchased.

REGULATION OF GE      Besides Federal securities laws and Virginia insurance
LIFE AND ANNUITY      law, we are subject to the insurance laws and regulations
ASSURANCE             of other states within which we are licensed to operate.
COMPANY               Generally, the Insurance Department of any other state
                      applies the laws of the state of domicile in determining permissible investments. Presently, we are licensed to do business in the District of Columbia and all states, except New York.

EXPERTS The consolidated financial statements of GE Life and Annuity Assurance Company and subsidiary (the Company) as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, and the financial statements of GE Life & Annuity Separate Account 4 as of December 31, 2003 and for each of the years or lesser periods in the two-year period ended December 31, 2003, have been included herein in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                      The report of KPMG LLP dated February 6, 2004 with respect to the consolidated financial statements of GE Life and Annuity Assurance Company and subsidiary refers to a change in accounting for goodwill and other intangible assets in 2002 and for derivative instruments and hedging activities in 2001.

FINANCIAL             This Statement of Additional Information contains
STATEMENTS            consolidated financial statements for GE Life and Annuity
                      Assurance Company and subsidiary (the Company), as of December 31, 2003 and 2002, for each of the years in the three-year period ended December 31, 2003 and the financial statements of GE Life & Annuity Separate
                      Account 4, as of December 31, 2003 and for each of the years or lesser periods in the two-year period then ended
                      December 31, 2003. The consolidated financial statements of the Company and subsidiary included in the prospectus should be distinguished from the financial statements of GE Life & Annuity Separate Account 4, and should be considered only as bearing on the ability of the Company to meet its obligations under the contract. Such consolidated financial statements of the Company and subsidiary should not be considered as bearing on the investment performance of the assets held in the Separate
                      Account.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                             Financial Statements

                         Year ended December 31, 2003

                  (With Independent Auditors' Report Thereon)

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               Table of Contents

                               December 31, 2003

                          Page
                          ----
Independent Auditors'
  Report.................  F-1

Statements of Assets and
  Liabilities............  F-3

Statements of Operations. F-17

Statements of Changes in
  Net Assets............. F-33

Notes to Financial
  Statements............. F-63

                         Independent Auditors' Report

Contract Owners
GE Life & Annuity Separate Account 4
   and
The Board of Directors
GE Life and Annuity Assurance Company:

   We have audited the accompanying statements of assets and liabilities of GE Life & Annuity Separate Account 4 (the Account) (comprising the AIM Variable Insurance Funds -- AIM V.I. Aggressive Growth Fund -- Series I Shares, AIM V.I Basic Value Fund -- Series II Shares, AIM V.I. Capital Appreciation
Fund -- Series I Shares, AIM V.I. Capital Development Fund -- Series I Shares, AIM V.I. Core Equity Fund -- Series I Shares, AIM V.I. Global Utilities
Fund --Series I Shares, AIM V.I. Government Securities Fund -- Series I Shares, AIM V.I. Growth Fund -- Series I Shares, AIM V.I. New Technology Fund -- Series I Shares, AIM V.I. Premier Equity Fund -- Series I Shares; The Alger American Fund -- Alger American Growth Portfolio -- Class O Shares, Alger American Small Capitalization Portfolio -- Class O Shares; AllianceBernstein Variable Products Series Fund, Inc. -- Growth and Income Portfolio -- Class B, Premier Growth Portfolio -- Class B, Quasar Portfolio -- Class B, Technology
Portfolio -- Class B; American Century Variable Portfolios, Inc -- VP Income & Growth Fund -- Class I, VP Ultra Fund -- Class I; Dreyfus -- Dreyfus Investment Portfolios --Emerging Markets Portfolio -- Initial Shares, The Dreyfus Socially Responsible Growth Fund, Inc. -- Initial Shares; Eaton Vance Variable
Trust -- VT Floating -- Rate Income Fund, VT Income Fund of Boston, VT Worldwide Health Sciences Fund; Federated Insurance Series -- Federated American Leaders Fund II -- Primary Shares, Federated Capital Income Fund II, Federated High Income Bond Fund II -- Primary Shares, Federated High Income Bond Fund II -- Service Shares, Federated International Small Company Fund II, Federated Kaufmann Fund II -- Service Shares; Fidelity Variable Insurance Products Fund (VIP) -- VIP Equity-Income Portfolio -- Initial Class, VIP Equity-Income Portfolio -- Service Class 2, VIP Growth Portfolio -- Initial Class, VIP Growth Portfolio -- Service Class 2, VIP Overseas
Portfolio -- Initial Class; Fidelity Variable Insurance Products Fund II (VIP
II) -- VIP II Asset Manager/SM/ Portfolio -- Initial Class, VIP II Contrafund(R) Portfolio -- Initial Class, VIP II Contrafund(R)
Portfolio -- Service Class 2; Fidelity Variable Insurance Products Fund III (VIP III) -- VIP III Dynamic Capital Appreciation Portfolio -- Service Class 2, VIP III Growth & Income Portfolio --Initial Class, VIP III Growth & Income Portfolio -- Service Class 2, VIP III Growth Opportunities Portfolio -- Initial Class, VIP III Mid Cap Portfolio -- Initial Class, VIP III Mid Cap
Portfolio -- Service Class 2; Franklin Templeton Variable Insurance Products Trust -- Templeton Foreign Securities Fund -- Class 2 Shares, Templeton Global Asset Allocation Fund -- Class 2 Shares; GE Investments Funds, Inc. -- Global Income Fund, Income Fund, International Equity Fund, Mid-Cap Value Equity Fund, Money Market Fund, Premier Growth Equity Fund, Real Estate Securities Fund, S&P 500(R) Index Fund, Small-Cap Value Equity Fund, Total Return Fund, U.S. Equity Fund, Value Equity Fund; Goldman Sachs Variable Insurance Trust -- Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund; Greenwich Street Series Fund --Salomon Brothers Variable Emerging Growth Fund -- Class II; Janus Aspen Series -- Balanced Portfolio -- Institutional Shares, Balanced Portfolio -- Service Shares, Capital Appreciation Portfolio -- Institutional Shares, Capital Appreciation Portfolio -- Service Shares, Core Equity
Portfolio -- Institutional Shares, Flexible Income Portfolio -- Institutional Shares, Global Life Sciences Portfolio -- Service Shares, Global Technology Portfolio -- Service Shares, Growth Portfolio --Institutional Shares, Growth Portfolio -- Service Shares, International Growth Portfolio -- Institutional Shares, International Growth Portfolio -- Service Shares, Mid Cap Growth Portfolio -- Institutional Shares, Mid Cap Growth Portfolio -- Service Shares, Worldwide Growth Portfolio -- Institutional Shares, Worldwide Growth
Portfolio --Service Shares; J.P. Morgan Series Trust II -- Bond Portfolio, International Opportunities Portfolio, Mid Cap Value Portfolio; MFS(R) Variable Insurance Trust -- MFS(R) Investors Growth Stock Series -- Service Class Shares, MFS(R) Investors Trust Series -- Service Class Shares, MFS(R) New Discovery Series -- Service Class Shares, MFS(R) Total Return Series --Service Class Shares, MFS(R) Utilities Series -- Service Class Shares; Nations Separate Account Trust -- Nations Marsico Growth Portfolio, Nations Marsico International Opportunities Portfolio; Oppenheimer Variable Account
Funds --Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Aggressive Growth Fund/VA -- Service Shares, Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Capital Appreciation Fund/VA -- Service Shares, Oppenheimer Global Securities Fund/VA -- Service Shares, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund/VA -- Service Shares, Oppenheimer Main Street Small Cap Fund/VA -- Service Shares, Oppenheimer Multiple Strategies Fund/VA; PBHG Insurance Series Fund, Inc. -- PBHG Growth II Portfolio, PBHG Large Cap Growth Portfolio; PIMCO Variable Insurance
Trust -- Foreign Bond Portfolio -- Administrative Class Shares, High Yield Portfolio -- Administrative Class Shares, Long-Term U.S. Government
Portfolio -- Administrative Class Shares, Total Return
Portfolio -- Administrative Class Shares; The Prudential Series Fund,
Inc. -- Jennison Portfolio -- Class II, Jennison 20/20 Focus Portfolio --

Class II, SP Jennison International Growth Portfolio -- Class II, SP Prudential U.S. Emerging Growth Portfolio -- Class II; Rydex Variable Trust -- OTC Fund; Salomon Brothers Variable Series Fund Inc -- Salomon Brothers Variable Investors Fund -- Class I, Salomon Brothers Variable All Cap Fund -- Class II, Salomon Brothers Variable Strategic Bond Fund --Class I, Salomon Brothers Variable Total Return Fund -- Class I; Scudder Variable Series II -- Scudder Technology Growth Portfolio -- Class B Shares and Van Kampen Life Investment Trust -- Comstock Portfolio -- Class II Shares, Emerging Growth
Portfolio -- Class II Shares) as of December 31, 2003, the related statements of operations for the year or lesser period then ended, the statements of changes in net assets for each of the years or lesser periods in the two-year period then ended, and the financial highlights for each of the years or lesser periods in the three year period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting GE Life & Annuity Separate Account 4 as of December 31, 2003, the results of their operations for the year or lesser period then ended, the changes in their net assets for each of the years or lesser periods in the two year period ended then ended, and their financial highlights for each of the years or lesser periods in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Richmond, Virginia
February 18, 2004

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                     Statements of Assets and Liabilities

                               December 31, 2003

                                                                                 AIM Variable Insurance Funds
                                         --------------------------------------------------------------------------------------
                                          AIM V.I.  AIM V.I.    AIM V.I.    AIM V.I.   AIM V.I. AIM V.I.   AIM V.I.
                                         Aggressive   Basic     Capital      Capital     Core    Global   Government  AIM V.I.
                                           Growth     Value   Appreciation Development  Equity  Utilities Securities   Growth
                                          Fund --    Fund --    Fund --      Fund --   Fund --   Fund --   Fund --    Fund --
                                          Series I  Series II   Series I    Series I   Series I Series I   Series I   Series I
                                           Shares    Shares      Shares      Shares     Shares   Shares     Shares     Shares
                                         ---------- --------- ------------ ----------- -------- --------- ---------- ----------
Assets
Investments at fair market value (note
 2a):...................................   $1,125   7,588,743  22,096,954     5,140     1,399     1,753    690,945   10,934,059
Dividend receivable.....................       --          --          --        --        --        --         --           --
Receivable from affiliate (note 4b).....       --         328         828        --        --        --         --          372
Receivable for units sold...............       --      54,899       6,312        --        --        --         --        1,972
                                           ------   ---------  ----------     -----     -----     -----    -------   ----------
  Total assets..........................    1,125   7,643,970  22,104,094     5,140     1,399     1,753    690,945   10,936,403
                                           ------   ---------  ----------     -----     -----     -----    -------   ----------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................        1         318         949        --         1         1         15          470
Payable for units withdrawn.............       --          --          --         1        --        --    256,128           --
                                           ------   ---------  ----------     -----     -----     -----    -------   ----------
  Total liabilities.....................        1         318         949         1         1         1    256,143          470
                                           ------   ---------  ----------     -----     -----     -----    -------   ----------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period.....   $1,124   7,643,652  22,103,145     5,139     1,398     1,752    434,802   10,935,933
 Variable deferred annuity contract
  owners in the annuitization period....       --          --          --        --        --        --         --           --
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                           ------   ---------  ----------     -----     -----     -----    -------   ----------
  Net assets............................   $1,124   7,643,652  22,103,145     5,139     1,398     1,752    434,802   10,935,933
                                           ======   =========  ==========     =====     =====     =====    =======   ==========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................       --          --          --        --        --        --         --           --
                                           ======   =========  ==========     =====     =====     =====    =======   ==========
Net asset value per unit: Type I........   $   --          --          --        --        --        --         --           --
                                           ======   =========  ==========     =====     =====     =====    =======   ==========
Outstanding units (notes 2b, 4a, and
 5): Type II............................       --          --          --        --        --        --         --           --
                                           ======   =========  ==========     =====     =====     =====    =======   ==========
Net asset value per unit: Type II.......   $   --          --          --        --        --        --         --           --
                                           ======   =========  ==========     =====     =====     =====    =======   ==========
Outstanding units (notes 2b, 4a, and
 5): Type III...........................       --     218,124     819,887        --        --        --         --      428,522
                                           ======   =========  ==========     =====     =====     =====    =======   ==========
Net asset value per unit: Type III......   $   --       12.90        7.19        --        --        --         --         5.77
                                           ======   =========  ==========     =====     =====     =====    =======   ==========
Outstanding units (notes 2b, 4a, and
 5): Type IV............................       --       9,830      73,176        --        --        --         --       45,289
                                           ======   =========  ==========     =====     =====     =====    =======   ==========
Net asset value per unit: Type IV.......   $   --       12.90        7.17        --        --        --         --         5.77
                                           ======   =========  ==========     =====     =====     =====    =======   ==========
Outstanding units (notes 2b, 4a, and
 5): Type V.............................      171          --         319       506       194       292     36,083           --
                                           ======   =========  ==========     =====     =====     =====    =======   ==========
Net asset value per unit: Type V........   $ 6.59          --        6.11     10.15      7.21      6.00      12.05           --
                                           ======   =========  ==========     =====     =====     =====    =======   ==========
Outstanding units (notes 2b, 4a, and
 5): Type VI............................       --     105,970   1,804,935        --        --        --         --    1,407,142
                                           ======   =========  ==========     =====     =====     =====    =======   ==========
Net asset value per unit: Type VI.......   $   --       12.90        5.87        --        --        --         --         4.31
                                           ======   =========  ==========     =====     =====     =====    =======   ==========
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................       --      60,892     753,640        --        --        --         --      499,360
                                           ======   =========  ==========     =====     =====     =====    =======   ==========
Net asset value per unit: Type VII......   $   --       12.89        5.83        --        --        --         --         4.28
                                           ======   =========  ==========     =====     =====     =====    =======   ==========
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................       --          --          --        --        --        --         --           --
                                           ======   =========  ==========     =====     =====     =====    =======   ==========
Net asset value per unit: Type VIII.....   $   --          --          --        --        --        --         --           --
                                           ======   =========  ==========     =====     =====     =====    =======   ==========
Outstanding units (notes 2b, 4a, and
 5): Type IX............................       --     197,609      56,467        --        --        --         --           --
                                           ======   =========  ==========     =====     =====     =====    =======   ==========
Net asset value per unit: Type IX.......   $   --       12.91       12.27        --        --        --         --           --
                                           ======   =========  ==========     =====     =====     =====    =======   ==========
Investments in securities, at cost......   $1,073   6,991,999  20,709,495     4,218     1,298     1,640    698,358   11,028,023
                                           ======   =========  ==========     =====     =====     =====    =======   ==========
Shares outstanding......................      106     715,244   1,038,391       404        67       157     56,496      737,293
                                           ======   =========  ==========     =====     =====     =====    =======   ==========

                                         ----------------------
                                          AIM V.I.   AIM V.I.
                                            New      Premier
                                         Technology   Equity
                                          Fund --    Fund --
                                          Series I   Series I
                                           Shares     Shares
                                         ---------- ----------
Assets
Investments at fair market value (note
 2a):...................................  114,351   35,773,400
Dividend receivable.....................       --           --
Receivable from affiliate (note 4b).....       --          313
Receivable for units sold...............       --       27,433
                                          -------   ----------
  Total assets..........................  114,351   35,801,146
                                          -------   ----------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................        3        1,551
Payable for units withdrawn.............       --        9,407
                                          -------   ----------
  Total liabilities.....................        3       10,958
                                          -------   ----------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period.....  114,348   35,790,188
 Variable deferred annuity contract
  owners in the annuitization period....       --           --
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                          -------   ----------
  Net assets............................  114,348   35,790,188
                                          =======   ==========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................       --           --
                                          =======   ==========
Net asset value per unit: Type I........       --           --
                                          =======   ==========
Outstanding units (notes 2b, 4a, and
 5): Type II............................       --           --
                                          =======   ==========
Net asset value per unit: Type II.......       --           --
                                          =======   ==========
Outstanding units (notes 2b, 4a, and
 5): Type III...........................       --    1,650,553
                                          =======   ==========
Net asset value per unit: Type III......       --         7.36
                                          =======   ==========
Outstanding units (notes 2b, 4a, and
 5): Type IV............................       --      135,714
                                          =======   ==========
Net asset value per unit: Type IV.......       --         7.35
                                          =======   ==========
Outstanding units (notes 2b, 4a, and
 5): Type V.............................   39,843           --
                                          =======   ==========
Net asset value per unit: Type V........     2.87           --
                                          =======   ==========
Outstanding units (notes 2b, 4a, and
 5): Type VI............................       --    2,590,484
                                          =======   ==========
Net asset value per unit: Type VI.......       --         6.19
                                          =======   ==========
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................       --    1,001,733
                                          =======   ==========
Net asset value per unit: Type VII......       --         6.15
                                          =======   ==========
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................       --           --
                                          =======   ==========
Net asset value per unit: Type VIII.....       --           --
                                          =======   ==========
Outstanding units (notes 2b, 4a, and
 5): Type IX............................       --       38,071
                                          =======   ==========
Net asset value per unit: Type IX.......       --        11.79
                                          =======   ==========
Investments in securities, at cost......  114,592   37,687,370
                                          =======   ==========
Shares outstanding......................   32,486    1,768,334
                                          =======   ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003


                                                                               AllianceBernstein Variable Products
                                            The Alger American Fund                     Series Fund, Inc.
                                         ----------------------------- ---------------------------------------------------
                                                        Alger American    Growth
                                         Alger American     Small          and        Premier
                                             Growth     Capitalization    Income       Growth       Quasar     Technology
                                          Portfolio --   Portfolio --  Portfolio -- Portfolio -- Portfolio -- Portfolio --
                                         Class O Shares Class O Shares    Class B      Class B      Class B      Class B
                                         -------------- -------------- ------------ ------------ ------------ ------------
Assets
Investments at fair market value (note
 2a):...................................  $153,054,696    81,687,076   165,229,259   29,675,493   8,665,419    2,792,753
Dividend receivable.....................            --            --            --           --          --           --
Receivable from affiliate (note 4b).....           617         2,203         5,071        1,272          66           43
Receivable for units sold...............        40,257        48,375       429,283        6,113       2,045       33,104
                                          ------------    ----------   -----------   ----------   ---------    ---------
  Total assets..........................   153,095,570    81,737,654   165,663,613   29,682,878   8,667,530    2,825,900
                                          ------------    ----------   -----------   ----------   ---------    ---------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................         6,143         3,262         6,995        1,273         386          119
Payable for units withdrawn.............        67,776       136,549        14,330           --     180,530      103,975
                                          ------------    ----------   -----------   ----------   ---------    ---------
  Total liabilities.....................        73,919       139,811        21,325        1,273     180,916      104,094
                                          ------------    ----------   -----------   ----------   ---------    ---------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period.....  $152,884,564    81,540,840   165,642,288   29,681,605   8,486,614    2,721,806
 Variable deferred annuity contract
  owners in the annuitization period....       137,087        57,003            --           --          --           --
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                          ------------    ----------   -----------   ----------   ---------    ---------
  Net assets............................  $153,021,651    81,597,843   165,642,288   29,681,605   8,486,614    2,721,806
                                          ============    ==========   ===========   ==========   =========    =========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................       444,453       512,921       107,521           --          --           --
                                          ============    ==========   ===========   ==========   =========    =========
Net asset value per unit: Type I........  $      16.87          8.86         12.32           --          --           --
                                          ============    ==========   ===========   ==========   =========    =========
Outstanding units (notes 2b, 4a, and
 5): Type II............................     5,247,344     5,512,357       848,567           --          --           --
                                          ============    ==========   ===========   ==========   =========    =========
Net asset value per unit: Type II.......  $      16.53          8.68         12.30           --          --           --
                                          ============    ==========   ===========   ==========   =========    =========
Outstanding units (notes 2b, 4a, and
 5): Type III...........................     6,573,979     3,662,079     4,535,288    1,395,367     221,495       57,664
                                          ============    ==========   ===========   ==========   =========    =========
Net asset value per unit: Type III......  $       8.00          7.16         10.47         6.65        8.85        13.17
                                          ============    ==========   ===========   ==========   =========    =========
Outstanding units (notes 2b, 4a, and
 5): Type IV............................       817,059       430,824       564,379       80,499      87,421        3,490
                                          ============    ==========   ===========   ==========   =========    =========
Net asset value per unit: Type IV.......  $       7.58          6.93         10.45         6.64        8.84        13.17
                                          ============    ==========   ===========   ==========   =========    =========
Outstanding units (notes 2b, 4a, and
 5): Type V.............................            --            --            --           --          --           --
                                          ============    ==========   ===========   ==========   =========    =========
Net asset value per unit: Type V........  $         --            --            --           --          --           --
                                          ============    ==========   ===========   ==========   =========    =========
Outstanding units (notes 2b, 4a, and
 5): Type VI............................            --            --     6,291,612    2,454,099     594,269       61,807
                                          ============    ==========   ===========   ==========   =========    =========
Net asset value per unit: Type VI.......  $         --            --         10.56         5.40        7.29        13.18
                                          ============    ==========   ===========   ==========   =========    =========
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................            --            --     2,585,197    1,076,259     196,320       10,640
                                          ============    ==========   ===========   ==========   =========    =========
Net asset value per unit: Type VII......  $         --            --         10.49         5.36        7.24        13.50
                                          ============    ==========   ===========   ==========   =========    =========
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................            --            --            --           --          --           --
                                          ============    ==========   ===========   ==========   =========    =========
Net asset value per unit: Type VIII.....  $         --            --            --           --          --           --
                                          ============    ==========   ===========   ==========   =========    =========
Outstanding units (notes 2b, 4a, and
 5): Type IX............................            --            --       564,218       73,654          --       72,698
                                          ============    ==========   ===========   ==========   =========    =========
Net asset value per unit: Type IX.......  $         --            --         12.30        11.50          --        13.18
                                          ============    ==========   ===========   ==========   =========    =========
Investments in securities, at cost......  $194,937,285    86,920,211   149,671,272   31,329,029   7,615,748    2,612,681
                                          ============    ==========   ===========   ==========   =========    =========
Shares outstanding......................     4,597,618     4,700,062     7,642,426    1,391,256     859,665      194,617
                                          ============    ==========   ===========   ==========   =========    =========

                                              American
                                          Century Variable
                                          Portfolios, Inc.                 Dreyfus
                                         ------------------ --------------------------------------
                                                            Dreyfus Investment     The Dreyfus
                                         VP Income          Portfolios-Emerging      Socially
                                         & Growth  VP Ultra       Markets       Responsible Growth
                                          Fund --  Fund --     Portfolio --       Fund, Inc. --
                                          Class I   Class I    Initial Shares     Initial Shares
                                         --------- -------- ------------------- ------------------
Assets
Investments at fair market value (note
 2a):...................................   3,101    1,412             --            5,915,144
Dividend receivable.....................      --       --             --                   --
Receivable from affiliate (note 4b).....      --       --             --                   43
Receivable for units sold...............      --       --             --                   --
                                           -----    -----         ------            ---------
  Total assets..........................   3,101    1,412             --            5,915,187
                                           -----    -----         ------            ---------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................       1        1             --                  253
Payable for units withdrawn.............      --       --             --                   --
                                           -----    -----         ------            ---------
  Total liabilities.....................       1        1             --                  253
                                           -----    -----         ------            ---------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period.....   3,100    1,411             --            5,914,934
 Variable deferred annuity contract
  owners in the annuitization period....      --       --             --                   --
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                           -----    -----         ------            ---------
  Net assets............................   3,100    1,411             --            5,914,934
                                           =====    =====         ======            =========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................      --       --             --                   --
                                           =====    =====         ======            =========
Net asset value per unit: Type I........      --       --             --                   --
                                           =====    =====         ======            =========
Outstanding units (notes 2b, 4a, and
 5): Type II............................      --       --             --                   --
                                           =====    =====         ======            =========
Net asset value per unit: Type II.......      --       --             --                   --
                                           =====    =====         ======            =========
Outstanding units (notes 2b, 4a, and
 5): Type III...........................      --       --             --               68,554
                                           =====    =====         ======            =========
Net asset value per unit: Type III......      --       --             --                 6.55
                                           =====    =====         ======            =========
Outstanding units (notes 2b, 4a, and
 5): Type IV............................      --       --             --               15,113
                                           =====    =====         ======            =========
Net asset value per unit: Type IV.......      --       --             --                 6.54
                                           =====    =====         ======            =========
Outstanding units (notes 2b, 4a, and
 5): Type V.............................      --       --             --                   --
                                           =====    =====         ======            =========
Net asset value per unit: Type V........      --       --             --                   --
                                           =====    =====         ======            =========
Outstanding units (notes 2b, 4a, and
 5): Type VI............................     247      119             --              805,524
                                           =====    =====         ======            =========
Net asset value per unit: Type VI.......   12.54    11.85             --                 5.70
                                           =====    =====         ======            =========
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................      --       --             --              137,028
                                           =====    =====         ======            =========
Net asset value per unit: Type VII......      --       --             --                 5.66
                                           =====    =====         ======            =========
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................      --       --             --                   --
                                           =====    =====         ======            =========
Net asset value per unit: Type VIII.....      --       --             --                   --
                                           =====    =====         ======            =========
Outstanding units (notes 2b, 4a, and
 5): Type IX............................      --       --             --                   --
                                           =====    =====         ======            =========
Net asset value per unit: Type IX.......      --       --             --                   --
                                           =====    =====         ======            =========
Investments in securities, at cost......   2,359    1,185             --            7,118,401
                                           =====    =====         ======            =========
Shares outstanding......................     472      154             --              248,640
                                           =====    =====         ======            =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                           Eaton Vance Variable Trust
                                         ------------------------------- ---------------------
                                                                         Federated
                                                                  VT      American
                                                         VT    Worldwide  Leaders   Federated
                                              VT       Income   Health   Fund II --  Capital
                                         Floating-Rate Fund of Sciences    Primary   Income
                                          Income Fund  Boston    Fund      Shares    Fund II
                                         ------------- ------- --------- ---------- ----------
Assets
Investments at fair market value (note
 2a):...................................  $9,594,345   23,734  6,218,467 71,184,533 26,008,555
Dividend receivable.....................      15,491       --         --         --         --
Receivable from affiliate (note 4b).....          --       --        192         --        255
Receivable for units sold...............       1,608       --    333,018         --    110,795
                                          ----------   ------  --------- ---------- ----------
  Total assets..........................   9,611,444   23,734  6,551,677 71,184,533 26,119,605
                                          ----------   ------  --------- ---------- ----------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................      15,533        2        268      2,881      1,066
Payable for units withdrawn.............      13,843       --        174    155,423      1,562
                                          ----------   ------  --------- ---------- ----------
  Total liabilities.....................      29,376        2        442    158,304      2,628
                                          ----------   ------  --------- ---------- ----------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period.....  $9,582,068   23,732  6,551,235 71,026,229 26,113,991
 Variable deferred annuity contract
  owners in the annuitization period....          --       --         --         --      2,986
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                          ----------   ------  --------- ---------- ----------
  Net assets............................  $9,582,068   23,732  6,551,235 71,026,229 26,116,977
                                          ==========   ======  ========= ========== ==========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................          --       --         --    184,208    127,652
                                          ==========   ======  ========= ========== ==========
Net asset value per unit: Type I........  $       --       --         --      16.93      13.15
                                          ==========   ======  ========= ========== ==========
Outstanding units (notes 2b, 4a, and
 5): Type II............................          --       --         --  2,902,267  1,409,390
                                          ==========   ======  ========= ========== ==========
Net asset value per unit: Type II.......  $       --       --         --      16.61      12.86
                                          ==========   ======  ========= ========== ==========
Outstanding units (notes 2b, 4a, and
 5): Type III...........................     334,399       --    170,772  1,803,370    828,070
                                          ==========   ======  ========= ========== ==========
Net asset value per unit: Type III......  $    10.13       --      11.90       9.85       7.07
                                          ==========   ======  ========= ========== ==========
Outstanding units (notes 2b, 4a, and
 5): Type IV............................      50,865       --     10,439    219,699     68,122
                                          ==========   ======  ========= ========== ==========
Net asset value per unit: Type IV.......  $    10.13       --      11.89       8.82       6.74
                                          ==========   ======  ========= ========== ==========
Outstanding units (notes 2b, 4a, and
 5): Type V.............................          --       --         --         --         --
                                          ==========   ======  ========= ========== ==========
Net asset value per unit: Type V........  $       --       --         --         --         --
                                          ==========   ======  ========= ========== ==========
Outstanding units (notes 2b, 4a, and
 5): Type VI............................      76,569    2,134    158,231         --         --
                                          ==========   ======  ========= ========== ==========
Net asset value per unit: Type VI.......  $    10.11    11.12      13.32         --         --
                                          ==========   ======  ========= ========== ==========
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................     132,120       --     61,139         --         --
                                          ==========   ======  ========= ========== ==========
Net asset value per unit: Type VII......  $    10.08       --      12.81         --         --
                                          ==========   ======  ========= ========== ==========
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................          --       --         --         --         --
                                          ==========   ======  ========= ========== ==========
Net asset value per unit: Type VIII.....  $       --       --         --         --         --
                                          ==========   ======  ========= ========== ==========
Outstanding units (notes 2b, 4a, and
 5): Type IX............................     352,412       --    126,289         --         --
                                          ==========   ======  ========= ========== ==========
Net asset value per unit: Type IX.......  $    10.14       --      11.91         --         --
                                          ==========   ======  ========= ========== ==========
Investments in securities, at cost......  $9,561,704   20,969  5,994,523 68,768,648 32,062,958
                                          ==========   ======  ========= ========== ==========
Shares outstanding......................     952,765    2,093    587,757  3,726,939  3,081,582
                                          ==========   ======  ========= ========== ==========

                                          Federated Insurance Series
                                         -------------------------------------------------
                                          Federated   Federated
                                         High Income High Income   Federated   Federated
                                            Bond        Bond     International  Kaufmann
                                         Fund II --  Fund II --      Small     Fund II --
                                           Primary     Service      Company      Service
                                           Shares      Shares       Fund II      Shares
                                         ----------- ----------- ------------- ----------
Assets
Investments at fair market value (note
 2a):................................... 75,949,683  43,270,169         --     13,947,952
Dividend receivable.....................         --          --         --             --
Receivable from affiliate (note 4b).....         82       1,691         --            392
Receivable for units sold...............         --      52,673         --         53,890
                                         ----------  ----------     ------     ----------
  Total assets.......................... 75,949,765  43,324,533         --     14,002,234
                                         ----------  ----------     ------     ----------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................      3,132       1,863         --            596
Payable for units withdrawn.............     57,179         137         --        148,938
                                         ----------  ----------     ------     ----------
  Total liabilities.....................     60,311       2,000         --        149,534
                                         ----------  ----------     ------     ----------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period..... 75,818,435  43,322,533         --     13,852,700
 Variable deferred annuity contract
  owners in the annuitization period....     71,019          --         --             --
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                         ----------  ----------     ------     ----------
  Net assets............................ 75,889,454  43,322,533         --     13,852,700
                                         ==========  ==========     ======     ==========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................    198,390          --         --             --
                                         ==========  ==========     ======     ==========
Net asset value per unit: Type I........      16.93          --         --             --
                                         ==========  ==========     ======     ==========
Outstanding units (notes 2b, 4a, and
 5): Type II............................  2,601,893          --         --             --
                                         ==========  ==========     ======     ==========
Net asset value per unit: Type II.......      16.55          --         --             --
                                         ==========  ==========     ======     ==========
Outstanding units (notes 2b, 4a, and
 5): Type III...........................  2,387,220   1,293,271         --        249,724
                                         ==========  ==========     ======     ==========
Net asset value per unit: Type III......      10.62       11.92         --          13.30
                                         ==========  ==========     ======     ==========
Outstanding units (notes 2b, 4a, and
 5): Type IV............................    399,719     356,817         --         41,392
                                         ==========  ==========     ======     ==========
Net asset value per unit: Type IV.......      10.30       11.90         --          13.30
                                         ==========  ==========     ======     ==========
Outstanding units (notes 2b, 4a, and
 5): Type V.............................         --          --         --             --
                                         ==========  ==========     ======     ==========
Net asset value per unit: Type V........         --          --         --             --
                                         ==========  ==========     ======     ==========
Outstanding units (notes 2b, 4a, and
 5): Type VI............................         --   1,277,996         --        342,976
                                         ==========  ==========     ======     ==========
Net asset value per unit: Type VI.......         --       11.01         --          13.31
                                         ==========  ==========     ======     ==========
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................         --     705,085         --        150,615
                                         ==========  ==========     ======     ==========
Net asset value per unit: Type VII......         --       10.93         --          13.29
                                         ==========  ==========     ======     ==========
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................         --          --         --             --
                                         ==========  ==========     ======     ==========
Net asset value per unit: Type VIII.....         --          --         --             --
                                         ==========  ==========     ======     ==========
Outstanding units (notes 2b, 4a, and
 5): Type IX............................         --     171,365         --        256,511
                                         ==========  ==========     ======     ==========
Net asset value per unit: Type IX.......         --       10.99         --          13.31
                                         ==========  ==========     ======     ==========
Investments in securities, at cost...... 72,794,188  40,454,181         --     13,299,000
                                         ==========  ==========     ======     ==========
Shares outstanding......................  9,505,592   5,429,130         --      1,223,505
                                         ==========  ==========     ======     ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003


                                                         Fidelity Variable Insurance Products
                                                                      Fund (VIP)
                                         ---------------------------------------------------------------------
                                                           VIP
                                              VIP        Equity-                       VIP
                                            Equity-       Income         VIP          Growth         VIP
                                            Income     Portfolio --     Growth     Portfolio --    Overseas
                                         Portfolio --     Service    Portfolio --     Service    Portfolio --
                                         Initial Class   Class 2     Initial Class   Class 2     Initial Class
                                         ------------- ------------ -------------- ------------ --------------
Assets
Investments at fair market value (note
 2a):................................... $449,473,521  106,330,770   273,600,087    53,482,507    68,456,717
Dividend receivable.....................           --           --            --            --            --
Receivable from affiliate (note 4b).....        2,884        4,320         8,438         2,419         1,172
Receivable for units sold...............       60,731      366,193     3,294,614       780,960        14,707
                                         ------------  -----------   -----------    ----------    ----------
  Total assets..........................  449,537,136  106,701,283   276,903,139    54,265,886    68,472,596
                                         ------------  -----------   -----------    ----------    ----------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................       17,617        4,554        10,437         2,296         2,569
Payable for units withdrawn.............      374,367        9,332         6,162            --        90,001
                                         ------------  -----------   -----------    ----------    ----------
  Total liabilities.....................      391,984       13,886        16,599         2,296        92,570
                                         ------------  -----------   -----------    ----------    ----------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period..... $449,046,571  106,687,397   276,880,922    54,263,590    68,380,026
 Variable deferred annuity contract
  owners in the annuitization period....       98,581           --         5,618            --            --
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                         ------------  -----------   -----------    ----------    ----------
  Net assets............................ $449,145,152  106,687,397   276,886,540    54,263,590    68,380,026
                                         ============  ===========   ===========    ==========    ==========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................    1,721,470           --     1,306,628            --       912,602
                                         ============  ===========   ===========    ==========    ==========
Net asset value per unit: Type I........ $      46.15           --         47.96            --         23.14
                                         ============  ===========   ===========    ==========    ==========
Outstanding units (notes 2b, 4a, and
 5): Type II............................    6,335,077           --     2,970,668            --     1,385,197
                                         ============  ===========   ===========    ==========    ==========
Net asset value per unit: Type II....... $      44.37           --         46.11            --         22.24
                                         ============  ===========   ===========    ==========    ==========
Outstanding units (notes 2b, 4a, and
 5): Type III...........................    7,278,060    3,196,181     8,825,108     1,947,234     1,598,467
                                         ============  ===========   ===========    ==========    ==========
Net asset value per unit: Type III...... $      11.16        10.23          8.14          7.14          9.45
                                         ============  ===========   ===========    ==========    ==========
Outstanding units (notes 2b, 4a, and
 5): Type IV............................      757,822      396,193       687,007       352,465       150,134
                                         ============  ===========   ===========    ==========    ==========
Net asset value per unit: Type IV....... $       9.75        10.21          7.87          7.13          8.94
                                         ============  ===========   ===========    ==========    ==========
Outstanding units (notes 2b, 4a, and
 5): Type V.............................           --           --            --            --         1,015
                                         ============  ===========   ===========    ==========    ==========
Net asset value per unit: Type V........ $         --           --            --            --          7.82
                                         ============  ===========   ===========    ==========    ==========
Outstanding units (notes 2b, 4a, and
 5): Type VI............................           --    3,817,787            --     3,867,958            --
                                         ============  ===========   ===========    ==========    ==========
Net asset value per unit: Type VI....... $         --        10.77            --          6.09            --
                                         ============  ===========   ===========    ==========    ==========
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................           --    2,023,475            --     1,629,161            --
                                         ============  ===========   ===========    ==========    ==========
Net asset value per unit: Type VII...... $         --        10.70            --          6.04            --
                                         ============  ===========   ===========    ==========    ==========
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................           --           --            --            --            --
                                         ============  ===========   ===========    ==========    ==========
Net asset value per unit: Type VIII..... $         --           --            --            --            --
                                         ============  ===========   ===========    ==========    ==========
Outstanding units (notes 2b, 4a, and
 5): Type IX............................           --      570,477            --       357,532            --
                                         ============  ===========   ===========    ==========    ==========
Net asset value per unit: Type IX....... $         --        12.58            --         12.45            --
                                         ============  ===========   ===========    ==========    ==========
Investments in securities, at cost...... $415,646,694   92,623,741   314,169,996    50,326,122    56,474,731
                                         ============  ===========   ===========    ==========    ==========
Shares outstanding......................   19,390,575    4,631,131     8,814,436     1,740,967     4,391,066
                                         ============  ===========   ===========    ==========    ==========

                                           Fidelity Variable Insurance Products
                                                     Fund II (VIP II)
                                         ----------------------------------------
                                            VIP II
                                            Asset                      VIP II
                                         Manager/SM/     VIP II     Contrafund(R)
                                         Portfolio -- Contrafund(R) Portfolio --
                                            Initial   Portfolio --     Service
                                            Class     Initial Class    Class 2
                                         ------------ ------------- -------------
Assets
Investments at fair market value (note
 2a):................................... 202,929,968   345,949,089   83,345,687
Dividend receivable.....................          --            --           --
Receivable from affiliate (note 4b).....           5           441        3,469
Receivable for units sold...............          --         1,885       60,770
                                         -----------   -----------   ----------
  Total assets.......................... 202,929,973   345,951,415   83,409,926
                                         -----------   -----------   ----------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................       7,030        13,958        3,579
Payable for units withdrawn.............     130,968       139,681           --
                                         -----------   -----------   ----------
  Total liabilities.....................     137,998       153,639        3,579
                                         -----------   -----------   ----------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period..... 202,666,520   345,725,281   83,406,347
 Variable deferred annuity contract
  owners in the annuitization period....     125,455        72,495           --
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                         -----------   -----------   ----------
  Net assets............................ 202,791,975   345,797,776   83,406,347
                                         ===========   ===========   ==========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................   4,663,074     1,016,015           --
                                         ===========   ===========   ==========
Net asset value per unit: Type I........       29.02         29.44           --
                                         ===========   ===========   ==========
Outstanding units (notes 2b, 4a, and
 5): Type II............................   1,776,001     7,362,788           --
                                         ===========   ===========   ==========
Net asset value per unit: Type II.......       28.00         28.78           --
                                         ===========   ===========   ==========
Outstanding units (notes 2b, 4a, and
 5): Type III...........................   1,637,889     8,827,250    2,535,093
                                         ===========   ===========   ==========
Net asset value per unit: Type III......       10.07         10.54         9.97
                                         ===========   ===========   ==========
Outstanding units (notes 2b, 4a, and
 5): Type IV............................     126,958     1,083,766      337,586
                                         ===========   ===========   ==========
Net asset value per unit: Type IV.......        9.83         10.10         9.95
                                         ===========   ===========   ==========
Outstanding units (notes 2b, 4a, and
 5): Type V.............................          --            --           --
                                         ===========   ===========   ==========
Net asset value per unit: Type V........          --            --           --
                                         ===========   ===========   ==========
Outstanding units (notes 2b, 4a, and
 5): Type VI............................          --            --    3,764,847
                                         ===========   ===========   ==========
Net asset value per unit: Type VI.......          --            --         9.09
                                         ===========   ===========   ==========
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................          --            --    1,707,386
                                         ===========   ===========   ==========
Net asset value per unit: Type VII......          --            --         9.03
                                         ===========   ===========   ==========
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................          --            --           --
                                         ===========   ===========   ==========
Net asset value per unit: Type VIII.....          --            --           --
                                         ===========   ===========   ==========
Outstanding units (notes 2b, 4a, and
 5): Type IX............................          --            --      413,897
                                         ===========   ===========   ==========
Net asset value per unit: Type IX.......          --            --        12.40
                                         ===========   ===========   ==========
Investments in securities, at cost...... 209,905,550   319,611,968   71,957,164
                                         ===========   ===========   ==========
Shares outstanding......................  14,033,884    14,956,727    3,634,788
                                         ===========   ===========   ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003


                                                           Fidelity Variable Insurance Products Fund III (VIP III)
                                         ---------------------------------------------------------------------------
                                             VIP III        VIP III         VIP III        VIP III
                                         Dynamic Capital    Growth &       Growth &        Growth      VIP III Mid
                                          Appreciation       Income         Income      Opportunities      Cap
                                          Portfolio --    Portfolio --   Portfolio --   Portfolio --   Portfolio --
                                         Service Class 2  Initial Class Service Class 2 Initial Class  Initial Class
                                         --------------- -------------- --------------- ------------- --------------
Assets
Investments at fair market value (note
 2a):...................................    $225,210      104,953,319     28,768,662     36,230,929       61,276
Dividend receivable.....................          --               --             --             --           --
Receivable from affiliate (note 4b).....           2            4,330            760            106           --
Receivable for units sold...............       1,998           69,198         68,147             --           --
                                            --------      -----------     ----------     ----------       ------
  Total assets..........................     227,210      105,026,847     28,837,569     36,231,035       61,276
                                            --------      -----------     ----------     ----------       ------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................          11            4,181          1,240          1,454           --
Payable for units withdrawn.............          --               --         19,936          7,606           --
                                            --------      -----------     ----------     ----------       ------
  Total liabilities.....................          11            4,181         21,176          9,060           --
                                            --------      -----------     ----------     ----------       ------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period.....    $227,199      105,016,603     28,816,393     36,221,975       61,276
 Variable deferred annuity contract
  owners in the annuitization period....          --            6,063             --             --           --
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                            --------      -----------     ----------     ----------       ------
  Net assets............................    $227,199      105,022,666     28,816,393     36,221,975       61,276
                                            ========      ===========     ==========     ==========       ======
Outstanding units (notes 2b, 4a, and
 5): Type I.............................          --          249,001             --        143,320           --
                                            ========      ===========     ==========     ==========       ======
Net asset value per unit: Type I........    $     --            14.84             --          10.74           --
                                            ========      ===========     ==========     ==========       ======
Outstanding units (notes 2b, 4a, and
 5): Type II............................          --        4,271,595             --      2,224,127           --
                                            ========      ===========     ==========     ==========       ======
Net asset value per unit: Type II.......    $     --            14.59             --          10.56           --
                                            ========      ===========     ==========     ==========       ======
Outstanding units (notes 2b, 4a, and
 5): Type III...........................       5,629        3,790,517      1,025,539      1,415,124           --
                                            ========      ===========     ==========     ==========       ======
Net asset value per unit: Type III......    $  11.84             9.12           8.93           7.01           --
                                            ========      ===========     ==========     ==========       ======
Outstanding units (notes 2b, 4a, and
 5): Type IV............................          --          515,611         83,729        190,777           --
                                            ========      ===========     ==========     ==========       ======
Net asset value per unit: Type IV.......    $     --             8.54           8.92           6.68           --
                                            ========      ===========     ==========     ==========       ======
Outstanding units (notes 2b, 4a, and
 5): Type V.............................          --            3,518             --            201        4,695
                                            ========      ===========     ==========     ==========       ======
Net asset value per unit: Type V........    $     --             9.12             --           7.54        13.05
                                            ========      ===========     ==========     ==========       ======
Outstanding units (notes 2b, 4a, and
 5): Type VI............................       2,147               --      1,296,093             --           --
                                            ========      ===========     ==========     ==========       ======
Net asset value per unit: Type VI.......    $  11.84               --           8.73             --           --
                                            ========      ===========     ==========     ==========       ======
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................       1,184               --        661,374             --           --
                                            ========      ===========     ==========     ==========       ======
Net asset value per unit: Type VII......    $  11.82               --           8.66             --           --
                                            ========      ===========     ==========     ==========       ======
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................          --               --             --             --           --
                                            ========      ===========     ==========     ==========       ======
Net asset value per unit: Type VIII.....    $     --               --             --             --           --
                                            ========      ===========     ==========     ==========       ======
Outstanding units (notes 2b, 4a, and
 5): Type IX............................      10,231               --        163,238             --           --
                                            ========      ===========     ==========     ==========       ======
Net asset value per unit: Type IX.......    $  11.84               --          11.45             --           --
                                            ========      ===========     ==========     ==========       ======
Investments in securities, at cost......    $212,197      107,694,267     26,583,997     40,433,195       47,968
                                            ========      ===========     ==========     ==========       ======
Shares outstanding......................      32,081        7,915,032      2,197,759      2,404,176        2,536
                                            ========      ===========     ==========     ==========       ======

                                                          Franklin Templeton Variable
                                                           Insurance Products Trust
                                         ---------------------------------------------
                                                           Templeton      Templeton
                                           VIP III Mid      Foreign      Global Asset
                                               Cap         Securities     Allocation
                                          Portfolio --      Fund --        Fund --
                                         Service Class 2 Class 2 Shares Class 2 Shares
                                         --------------- -------------- --------------
Assets
Investments at fair market value (note
 2a):...................................   124,676,054       15,490             --
Dividend receivable.....................            --           --             --
Receivable from affiliate (note 4b).....         4,422           --             --
Receivable for units sold...............       595,880           --             --
                                           -----------       ------         ------
  Total assets..........................   125,276,356       15,490             --
                                           -----------       ------         ------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................         5,311           --             --
Payable for units withdrawn.............       257,080           --             --
                                           -----------       ------         ------
  Total liabilities.....................       262,391           --             --
                                           -----------       ------         ------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period.....   125,013,965       15,490             --
 Variable deferred annuity contract
  owners in the annuitization period....            --           --             --
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                           -----------       ------         ------
  Net assets............................   125,013,965       15,490             --
                                           ===========       ======         ======
Outstanding units (notes 2b, 4a, and
 5): Type I.............................        82,073           --             --
                                           ===========       ======         ======
Net asset value per unit: Type I........         13.96           --             --
                                           ===========       ======         ======
Outstanding units (notes 2b, 4a, and
 5): Type II............................       623,817           --             --
                                           ===========       ======         ======
Net asset value per unit: Type II.......         13.94           --             --
                                           ===========       ======         ======
Outstanding units (notes 2b, 4a, and
 5): Type III...........................     2,639,981           --             --
                                           ===========       ======         ======
Net asset value per unit: Type III......         12.38           --             --
                                           ===========       ======         ======
Outstanding units (notes 2b, 4a, and
 5): Type IV............................       345,059           --             --
                                           ===========       ======         ======
Net asset value per unit: Type IV.......         12.36           --             --
                                           ===========       ======         ======
Outstanding units (notes 2b, 4a, and
 5): Type V.............................            --           --             --
                                           ===========       ======         ======
Net asset value per unit: Type V........            --           --             --
                                           ===========       ======         ======
Outstanding units (notes 2b, 4a, and
 5): Type VI............................     4,191,431        1,243             --
                                           ===========       ======         ======
Net asset value per unit: Type VI.......         12.28        12.46             --
                                           ===========       ======         ======
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................     1,539,654           --             --
                                           ===========       ======         ======
Net asset value per unit: Type VII......         12.19           --             --
                                           ===========       ======         ======
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................            --           --             --
                                           ===========       ======         ======
Net asset value per unit: Type VIII.....            --           --             --
                                           ===========       ======         ======
Outstanding units (notes 2b, 4a, and
 5): Type IX............................       573,236           --             --
                                           ===========       ======         ======
Net asset value per unit: Type IX.......         13.93           --             --
                                           ===========       ======         ======
Investments in securities, at cost......   102,320,847       11,105             --
                                           ===========       ======         ======
Shares outstanding......................     5,201,337        1,266             --
                                           ===========       ======         ======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003


                                                                                       GE Investments Funds, Inc.
                                         ------------------------------------------------------------------------------------

                                                                                 Mid-Cap                 Premier      Real
                                           Global                                 Value      Money       Growth      Estate
                                           Income      Income    International   Equity      Market      Equity    Securities
                                            Fund        Fund      Equity Fund     Fund        Fund        Fund        Fund
                                         ----------- ----------- ------------- ----------- ----------- ----------- ----------
Assets
Investments at fair market value (note
 2a):................................... $16,511,905 157,664,871  36,166,686   213,693,889 362,948,052 132,771,746 93,198,944
Dividend receivable.....................          --          --          --            --     208,217          --         --
Receivable from affiliate (note 4b).....          61         840           2           745          --         785        313
Receivable for units sold...............      38,783       6,475          69        51,059     736,354     251,308     38,468
                                         ----------- -----------  ----------   ----------- ----------- ----------- ----------
  Total assets..........................  16,550,749 157,672,186  36,166,757   213,745,693 363,892,623 133,023,839 93,237,725
                                         ----------- -----------  ----------   ----------- ----------- ----------- ----------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................         359       6,575         929         8,964     222,651       5,643      3,798
Payable for units withdrawn.............      12,143     328,031     295,324       798,669     705,261     588,340    158,266
                                         ----------- -----------  ----------   ----------- ----------- ----------- ----------
  Total liabilities.....................      12,502     334,606     296,253       807,633     927,912     593,983    162,064
                                         ----------- -----------  ----------   ----------- ----------- ----------- ----------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period..... $ 9,643,142 157,337,580  21,691,751   212,897,805 362,933,492 132,202,755 93,075,661
 Variable deferred annuity contract
  owners in the annuitization period....          --          --          --        40,255      31,219     227,101         --
 GE Life and Annuity Assurance Company
  (note 4d).............................   6,895,105              14,178,753
                                         ----------- -----------  ----------   ----------- ----------- ----------- ----------
  Net assets............................ $16,538,247 157,337,580  35,870,504   212,938,060 362,964,711 132,429,856 93,075,661
                                         =========== ===========  ==========   =========== =========== =========== ==========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................     113,030     804,637      76,892       341,811   1,193,188     284,977    200,954
                                         =========== ===========  ==========   =========== =========== =========== ==========
Net asset value per unit: Type I........ $     12.77       13.46       12.98         19.12       17.21        9.85      28.42
                                         =========== ===========  ==========   =========== =========== =========== ==========
Outstanding units (notes 2b, 4a, and
 5): Type II............................     653,367   4,841,528     966,614     3,645,855   7,774,666   2,935,628  1,816,995
                                         =========== ===========  ==========   =========== =========== =========== ==========
Net asset value per unit: Type II....... $     12.55       13.26       12.76         18.80       16.55        9.73      27.82
                                         =========== ===========  ==========   =========== =========== =========== ==========
Outstanding units (notes 2b, 4a, and
 5): Type III...........................          --   4,344,698     859,060     5,619,701  11,477,000   5,595,417  1,482,565
                                         =========== ===========  ==========   =========== =========== =========== ==========
Net asset value per unit: Type III...... $        --       12.35        8.42         13.07       10.95        9.67      18.82
                                         =========== ===========  ==========   =========== =========== =========== ==========
Outstanding units (notes 2b, 4a, and
 5): Type IV............................          --     529,614     136,373       582,397   2,170,916     727,014    160,984
                                         =========== ===========  ==========   =========== =========== =========== ==========
Net asset value per unit: Type IV....... $        --       12.43        8.25         11.35       10.83        9.64      17.19
                                         =========== ===========  ==========   =========== =========== =========== ==========
Outstanding units (notes 2b, 4a, and
 5): Type V.............................          --       3,144         185         2,726   2,313,412       1,089      7,434
                                         =========== ===========  ==========   =========== =========== =========== ==========
Net asset value per unit: Type V........ $        --       12.63        7.19         12.45        1.06        8.78      15.74
                                         =========== ===========  ==========   =========== =========== =========== ==========
Outstanding units (notes 2b, 4a, and
 5): Type VI............................          --     966,837          --     3,087,251   3,852,162   2,898,879    213,635
                                         =========== ===========  ==========   =========== =========== =========== ==========
Net asset value per unit: Type VI....... $        --       10.86          --         12.34       10.41        8.36      12.49
                                         =========== ===========  ==========   =========== =========== =========== ==========
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................          --     693,037          --     1,248,595   1,519,238   1,138,946     75,216
                                         =========== ===========  ==========   =========== =========== =========== ==========
Net asset value per unit: Type VII...... $        --       10.82          --         12.26       10.33        8.30      12.47
                                         =========== ===========  ==========   =========== =========== =========== ==========
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................          --          --          --            --          --          --         --
                                         =========== ===========  ==========   =========== =========== =========== ==========
Net asset value per unit: Type VIII..... $        --          --          --            --          --          --         --
                                         =========== ===========  ==========   =========== =========== =========== ==========
Outstanding units (notes 2b, 4a, and
 5): Type IX............................          --     401,810          --       338,175     635,992     515,742    194,020
                                         =========== ===========  ==========   =========== =========== =========== ==========
Net asset value per unit: Type IX....... $        --       10.03          --         12.90        9.95       12.11      12.49
                                         =========== ===========  ==========   =========== =========== =========== ==========
Investments in securities, at cost...... $15,566,282 162,784,490  35,960,044   189,348,600 362,948,052 120,356,516 87,788,733
                                         =========== ===========  ==========   =========== =========== =========== ==========
Shares outstanding......................   1,413,691  12,503,162   4,244,916    12,225,051 362,948,052   1,884,356  5,557,480
                                         =========== ===========  ==========   =========== =========== =========== ==========

                                         -----------------------------------
                                                       Small-
                                                        Cap
                                                       Value      Total
                                         S&P 500(R)    Equity     Return
                                         Index Fund     Fund       Fund
                                         ----------- ---------- -----------
Assets
Investments at fair market value (note
 2a):................................... 551,777,679 78,287,931 219,056,736
Dividend receivable.....................          --         --          --
Receivable from affiliate (note 4b).....      19,714        256       8,731
Receivable for units sold...............   1,319,204      4,554     225,272
                                         ----------- ---------- -----------
  Total assets.......................... 553,116,597 78,292,741 219,290,739
                                         ----------- ---------- -----------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................      22,651      3,405       8,823
Payable for units withdrawn.............      35,166  2,808,012          --
                                         ----------- ---------- -----------
  Total liabilities.....................      57,817  2,811,417       8,823
                                         ----------- ---------- -----------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period..... 552,965,034 75,481,324 219,275,732
 Variable deferred annuity contract
  owners in the annuitization period....      93,746         --       6,184
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                         ----------- ---------- -----------
  Net assets............................ 553,058,780 75,481,324 219,281,916
                                         =========== ========== ===========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................     443,753     26,902     276,101
                                         =========== ========== ===========
Net asset value per unit: Type I........       45.25      12.85       39.84
                                         =========== ========== ===========
Outstanding units (notes 2b, 4a, and
 5): Type II............................   6,001,268    250,698   1,851,000
                                         =========== ========== ===========
Net asset value per unit: Type II.......       43.51      12.83       38.30
                                         =========== ========== ===========
Outstanding units (notes 2b, 4a, and
 5): Type III...........................  17,702,513  1,737,620   4,468,512
                                         =========== ========== ===========
Net asset value per unit: Type III......        8.61      12.50       11.43
                                         =========== ========== ===========
Outstanding units (notes 2b, 4a, and
 5): Type IV............................   2,033,863    205,028     499,190
                                         =========== ========== ===========
Net asset value per unit: Type IV.......        8.02      12.48       10.95
                                         =========== ========== ===========
Outstanding units (notes 2b, 4a, and
 5): Type V.............................      20,532         --       5,419
                                         =========== ========== ===========
Net asset value per unit: Type V........        7.85         --       10.58
                                         =========== ========== ===========
Outstanding units (notes 2b, 4a, and
 5): Type VI............................   8,649,924  2,484,150     614,846
                                         =========== ========== ===========
Net asset value per unit: Type VI.......        7.55      12.77       10.90
                                         =========== ========== ===========
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................   3,607,380    917,681     492,594
                                         =========== ========== ===========
Net asset value per unit: Type VII......        7.50      12.68       11.42
                                         =========== ========== ===========
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................          --         --   4,540,351
                                         =========== ========== ===========
Net asset value per unit: Type VIII.....          --         --       10.90
                                         =========== ========== ===========
Outstanding units (notes 2b, 4a, and
 5): Type IX............................     873,981    333,700   1,658,489
                                         =========== ========== ===========
Net asset value per unit: Type IX.......       12.14      12.83       11.44
                                         =========== ========== ===========
Investments in securities, at cost...... 559,759,339 68,865,771 208,545,533
                                         =========== ========== ===========
Shares outstanding......................  26,902,861  6,145,049  14,516,682
                                         =========== ========== ===========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003


                                          GE Investments Funds,   Goldman Sachs Variable   Greenwich Street
                                            Inc. (continued)          Insurance Trust         Series Fund
                                         ----------------------- ------------------------- -----------------
                                                                                 Goldman   Salomon Brothers
                                                        Value    Goldman Sachs  Sachs Mid  Variable Emerging
                                         U.S. Equity    Equity    Growth and    Cap Value   Growth Fund --
                                            Fund         Fund     Income Fund     Fund         Class II
                                         ------------ ---------- ------------- ----------- -----------------
Assets
Investments at fair market value (note
 2a):................................... $106,940,807 27,912,132  22,303,332   158,052,230     2,320,580
Dividend receivable.....................           --         --          --            --            --
Receivable from affiliate (note 4b).....          157        385         424         2,822            75
Receivable for units sold...............       10,527      5,822       1,561         5,849         9,362
                                         ------------ ----------  ----------   -----------     ---------
  Total assets..........................  106,951,491 27,918,339  22,305,317   158,060,901     2,330,017
                                         ------------ ----------  ----------   -----------     ---------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................        4,482      1,261         908         6,354            98
Payable for units withdrawn.............    3,537,413     13,548          43        14,288            --
                                         ------------ ----------  ----------   -----------     ---------
  Total liabilities.....................    3,541,895     14,809         951        20,642            98
                                         ------------ ----------  ----------   -----------     ---------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period..... $103,281,507 27,903,530  22,304,366   158,040,259     2,329,919
 Variable deferred annuity contract
  owners in the annuitization period....      128,089         --          --            --            --
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                         ------------ ----------  ----------   -----------     ---------
  Net assets............................ $103,409,596 27,903,530  22,304,366   158,040,259     2,329,919
                                         ============ ==========  ==========   ===========     =========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................      116,718         --      84,780       716,957            --
                                         ============ ==========  ==========   ===========     =========
Net asset value per unit: Type I........ $      10.91         --        8.40         14.40            --
                                         ============ ==========  ==========   ===========     =========
Outstanding units (notes 2b, 4a, and
 5): Type II............................    2,790,129         --   1,361,960     5,480,927            --
                                         ============ ==========  ==========   ===========     =========
Net asset value per unit: Type II....... $      10.76         --        8.28         14.19            --
                                         ============ ==========  ==========   ===========     =========
Outstanding units (notes 2b, 4a, and
 5): Type III...........................    3,883,332    781,657     981,533     3,787,195        43,030
                                         ============ ==========  ==========   ===========     =========
Net asset value per unit: Type III...... $       9.83       9.10        9.34         16.91         12.57
                                         ============ ==========  ==========   ===========     =========
Outstanding units (notes 2b, 4a, and
 5): Type IV............................      342,666    250,640     134,861       393,875         5,942
                                         ============ ==========  ==========   ===========     =========
Net asset value per unit: Type IV....... $       8.96       9.08        8.51         14.98         12.56
                                         ============ ==========  ==========   ===========     =========
Outstanding units (notes 2b, 4a, and
 5): Type V.............................        5,542         --          --            --            --
                                         ============ ==========  ==========   ===========     =========
Net asset value per unit: Type V........ $       8.86         --          --            --            --
                                         ============ ==========  ==========   ===========     =========
Outstanding units (notes 2b, 4a, and
 5): Type VI............................    2,081,073  1,290,905          --            --        76,470
                                         ============ ==========  ==========   ===========     =========
Net asset value per unit: Type VI....... $       8.57       8.86          --            --         12.57
                                         ============ ==========  ==========   ===========     =========
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................    1,186,382    629,017          --            --        17,895
                                         ============ ==========  ==========   ===========     =========
Net asset value per unit: Type VII...... $       8.51       8.79          --            --         12.55
                                         ============ ==========  ==========   ===========     =========
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................           --         --          --            --            --
                                         ============ ==========  ==========   ===========     =========
Net asset value per unit: Type VIII..... $         --         --          --            --            --
                                         ============ ==========  ==========   ===========     =========
Outstanding units (notes 2b, 4a, and
 5): Type IX............................      246,040    130,426          --            --        42,051
                                         ============ ==========  ==========   ===========     =========
Net asset value per unit: Type IX....... $      11.75      11.87          --            --         12.57
                                         ============ ==========  ==========   ===========     =========
Investments in securities, at cost...... $103,131,837 25,267,336  20,419,270   139,381,062     2,149,878
                                         ============ ==========  ==========   ===========     =========
Shares outstanding......................    3,397,103  3,094,471   2,230,333    11,821,408       119,927
                                         ============ ==========  ==========   ===========     =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003


                                                                                            Janus Aspen Series
                                         ---------------------------------------------------------------------------------
                                                                       Capital      Capital                    Flexible
                                           Balanced      Balanced   Appreciation  Appreciation  Core Equity     Income
                                         Portfolio --  Portfolio -- Portfolio --  Portfolio -- Portfolio --  Portfolio --
                                         Institutional    Service   Institutional   Service    Institutional Institutional
                                            Shares        Shares       Shares        Shares       Shares        Shares
                                         ------------- ------------ ------------- ------------ ------------- -------------
Assets
Investments at fair market value (note
 2a):................................... $402,409,506  118,592,960   158,085,526   21,968,767      2,954      76,505,790
Dividend receivable.....................           --           --            --           --         --              --
Receivable from affiliate (note 4b).....          753        1,437         3,219          800         --             258
Receivable for units sold...............          415       70,513        91,809          598         --             473
                                         ------------  -----------   -----------   ----------      -----      ----------
  Total assets..........................  402,410,674  118,664,910   158,180,554   21,970,165      2,954      76,506,521
                                         ------------  -----------   -----------   ----------      -----      ----------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................       15,991        5,374         6,424          935          1           3,010
Payable for units withdrawn.............      520,068      652,307        28,064       33,328         --          72,617
                                         ------------  -----------   -----------   ----------      -----      ----------
  Total liabilities.....................      536,059      657,681        34,488       34,263          1          75,627
                                         ------------  -----------   -----------   ----------      -----      ----------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period..... $401,866,658  118,007,229   157,916,490   21,935,902      2,953      76,430,894
 Variable deferred annuity contract
  owners in the annuitization period....        7,957           --       229,576           --         --              --
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                         ------------  -----------   -----------   ----------      -----      ----------
  Net assets............................ $401,874,615  118,007,229   158,146,066   21,935,902      2,953      76,430,894
                                         ============  ===========   ===========   ==========      =====      ==========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................    1,192,768           --       349,420           --         --         273,089
                                         ============  ===========   ===========   ==========      =====      ==========
Net asset value per unit: Type I........ $      23.26           --         20.12           --         --           17.42
                                         ============  ===========   ===========   ==========      =====      ==========
Outstanding units (notes 2b, 4a, and
 5): Type II............................   10,944,920           --     4,023,535           --         --       2,837,246
                                         ============  ===========   ===========   ==========      =====      ==========
Net asset value per unit: Type II....... $      22.78           --         19.78           --         --           17.06
                                         ============  ===========   ===========   ==========      =====      ==========
Outstanding units (notes 2b, 4a, and
 5): Type III...........................   10,392,686    2,863,634     7,203,025      756,481         --       1,676,494
                                         ============  ===========   ===========   ==========      =====      ==========
Net asset value per unit: Type III...... $      11.14         9.85          9.22         7.63         --           12.60
                                         ============  ===========   ===========   ==========      =====      ==========
Outstanding units (notes 2b, 4a, and
 5): Type IV............................      856,023      294,903       633,901       82,050         --         138,865
                                         ============  ===========   ===========   ==========      =====      ==========
Net asset value per unit: Type IV....... $      10.55         9.83          8.07         7.62         --           12.50
                                         ============  ===========   ===========   ==========      =====      ==========
Outstanding units (notes 2b, 4a, and
 5): Type V.............................           --           --           410           --        360          31,881
                                         ============  ===========   ===========   ==========      =====      ==========
Net asset value per unit: Type V........ $         --           --          6.68           --       8.20           12.88
                                         ============  ===========   ===========   ==========      =====      ==========
Outstanding units (notes 2b, 4a, and
 5): Type VI............................           --    6,256,244            --    1,782,763         --              --
                                         ============  ===========   ===========   ==========      =====      ==========
Net asset value per unit: Type VI....... $         --         9.28            --         6.38         --              --
                                         ============  ===========   ===========   ==========      =====      ==========
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................           --    2,748,253            --      537,768         --              --
                                         ============  ===========   ===========   ==========      =====      ==========
Net asset value per unit: Type VII...... $         --         9.21            --         6.33         --              --
                                         ============  ===========   ===========   ==========      =====      ==========
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................           --           --            --           --         --              --
                                         ============  ===========   ===========   ==========      =====      ==========
Net asset value per unit: Type VIII..... $         --           --            --           --         --              --
                                         ============  ===========   ===========   ==========      =====      ==========
Outstanding units (notes 2b, 4a, and
 5): Type IX............................           --      323,459            --       65,234         --              --
                                         ============  ===========   ===========   ==========      =====      ==========
Net asset value per unit: Type IX....... $         --        10.92            --        11.66         --              --
                                         ============  ===========   ===========   ==========      =====      ==========
Investments in securities, at cost...... $407,312,871  112,629,743   185,308,724   21,634,809      2,870      76,198,997
                                         ============  ===========   ===========   ==========      =====      ==========
Shares outstanding......................   17,511,293    4,978,714     7,585,678    1,062,319        182       6,125,363
                                         ============  ===========   ===========   ==========      =====      ==========

                                         ----------------------------------------
                                         Global Life     Global
                                           Sciences    Technology     Growth
                                         Portfolio -- Portfolio -- Portfolio --
                                           Service      Service    Institutional
                                            Shares       Shares       Shares
                                         ------------ ------------ -------------
Assets
Investments at fair market value (note
 2a):...................................  15,379,978   19,167,648   243,909,070
Dividend receivable.....................          --           --            --
Receivable from affiliate (note 4b).....         137          778            68
Receivable for units sold...............          98    3,706,591            --
                                          ----------   ----------   -----------
  Total assets..........................  15,380,213   22,875,017   243,909,138
                                          ----------   ----------   -----------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................         637          782         9,605
Payable for units withdrawn.............      36,027           --       195,073
                                          ----------   ----------   -----------
  Total liabilities.....................      36,664          782       204,678
                                          ----------   ----------   -----------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period.....  15,343,549   22,870,914   243,661,352
 Variable deferred annuity contract
  owners in the annuitization period....          --        3,321        43,108
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                          ----------   ----------   -----------
  Net assets............................  15,343,549   22,874,235   243,704,460
                                          ==========   ==========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................      43,987      410,355     1,298,348
                                          ==========   ==========   ===========
Net asset value per unit: Type I........        8.18         3.57         21.73
                                          ==========   ==========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type II............................     536,136    1,576,779     6,553,434
                                          ==========   ==========   ===========
Net asset value per unit: Type II.......        8.11         3.54         21.17
                                          ==========   ==========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type III...........................     717,420    2,684,043     8,857,926
                                          ==========   ==========   ===========
Net asset value per unit: Type III......        8.06         3.52          7.87
                                          ==========   ==========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type IV............................      58,090      266,513       944,140
                                          ==========   ==========   ===========
Net asset value per unit: Type IV.......        8.05         3.51          7.46
                                          ==========   ==========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type V.............................          --           --            --
                                          ==========   ==========   ===========
Net asset value per unit: Type V........          --           --            --
                                          ==========   ==========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type VI............................     478,853    1,112,740            --
                                          ==========   ==========   ===========
Net asset value per unit: Type VI.......        7.58         3.45            --
                                          ==========   ==========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................     100,391      467,996            --
                                          ==========   ==========   ===========
Net asset value per unit: Type VII......        7.53         3.43            --
                                          ==========   ==========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................          --           --            --
                                          ==========   ==========   ===========
Net asset value per unit: Type VIII.....          --           --            --
                                          ==========   ==========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type IX............................          --           --            --
                                          ==========   ==========   ===========
Net asset value per unit: Type IX.......          --           --            --
                                          ==========   ==========   ===========
Investments in securities, at cost......  15,038,076   18,978,784   279,474,024
                                          ==========   ==========   ===========
Shares outstanding......................   2,232,217    5,429,929    12,683,779
                                          ==========   ==========   ===========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                                         Janus Aspen Series (continued)
                                         ---------------------------------------------------------------------------------
                                                      International International    Mid Cap      Mid Cap      Worldwide
                                            Growth       Growth        Growth        Growth        Growth       Growth
                                         Portfolio -- Portfolio --  Portfolio --  Portfolio --  Portfolio -- Portfolio --
                                           Service    Institutional    Service    Institutional   Service    Institutional
                                            Shares       Shares        Shares        Shares        Shares       Shares
                                         ------------ ------------- ------------- ------------- ------------ -------------
Assets
Investments at fair market value (note
 2a):................................... $19,784,293   96,358,194    23,150,993    140,173,281   13,554,605   283,816,727
Dividend receivable.....................          --           --            --             --           --            --
Receivable from affiliate (note 4b).....         601        3,551           255             81          387           122
Receivable for units sold...............         358      170,023         1,315             --        3,518            --
                                         -----------   ----------    ----------    -----------   ----------   -----------
  Total assets..........................  19,785,252   96,531,768    23,152,563    140,173,362   13,558,510   283,816,849
                                         -----------   ----------    ----------    -----------   ----------   -----------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................         876        3,804           990          5,573          589        10,971
Payable for units withdrawn.............          67        8,801       294,199        172,677          205       179,201
                                         -----------   ----------    ----------    -----------   ----------   -----------
  Total liabilities.....................         943       12,605       295,189        178,250          794       190,172
                                         -----------   ----------    ----------    -----------   ----------   -----------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period..... $19,784,309   96,411,354    22,857,374    139,809,755   13,557,716   283,504,528
 Variable deferred annuity contract
  owners in the annuitization period....          --      107,809            --        185,357           --       122,149
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                         -----------   ----------    ----------    -----------   ----------   -----------
  Net assets............................ $19,784,309   96,519,163    22,857,374    139,995,112   13,557,716   283,626,677
                                         ===========   ==========    ==========    ===========   ==========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................          --      308,435            --        552,573           --     1,222,607
                                         ===========   ==========    ==========    ===========   ==========   ===========
Net asset value per unit: Type I........ $        --        17.68            --          22.99           --         27.61
                                         ===========   ==========    ==========    ===========   ==========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type II............................          --    3,406,891            --      3,365,664           --     6,888,250
                                         ===========   ==========    ==========    ===========   ==========   ===========
Net asset value per unit: Type II....... $        --        17.34            --          22.40           --         26.90
                                         ===========   ==========    ==========    ===========   ==========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type III...........................     708,457    2,671,383       780,184      5,921,992      716,420     6,681,323
                                         ===========   ==========    ==========    ===========   ==========   ===========
Net asset value per unit: Type III...... $      6.72        10.42          7.30           7.91         5.52          8.67
                                         ===========   ==========    ==========    ===========   ==========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type IV............................     140,493      403,108       150,551        742,675       57,225       784,140
                                         ===========   ==========    ==========    ===========   ==========   ===========
Net asset value per unit: Type IV....... $      6.71        10.30          7.28           6.81         5.51          8.48
                                         ===========   ==========    ==========    ===========   ==========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type V.............................          --          430            --             --           --            --
                                         ===========   ==========    ==========    ===========   ==========   ===========
Net asset value per unit: Type V........ $        --         6.31            --             --           --            --
                                         ===========   ==========    ==========    ===========   ==========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type VI............................   1,863,544           --     1,930,931             --    2,012,209            --
                                         ===========   ==========    ==========    ===========   ==========   ===========
Net asset value per unit: Type VI....... $      5.76           --          5.92             --         3.72            --
                                         ===========   ==========    ==========    ===========   ==========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................     585,098           --       593,422             --      488,442            --
                                         ===========   ==========    ==========    ===========   ==========   ===========
Net asset value per unit: Type VII...... $      5.72           --          5.88             --         3.69            --
                                         ===========   ==========    ==========    ===========   ==========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................          --           --            --             --           --            --
                                         ===========   ==========    ==========    ===========   ==========   ===========
Net asset value per unit: Type VIII..... $        --           --            --             --           --            --
                                         ===========   ==========    ==========    ===========   ==========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type IX............................          --           --        84,483             --           --            --
                                         ===========   ==========    ==========    ===========   ==========   ===========
Net asset value per unit: Type IX....... $        --           --         13.56             --           --            --
                                         ===========   ==========    ==========    ===========   ==========   ===========
Investments in securities, at cost...... $20,491,909   90,877,278    20,435,024    205,106,081   14,387,397   344,704,861
                                         ===========   ==========    ==========    ===========   ==========   ===========
Shares outstanding......................   1,039,091    4,178,586     1,011,402      6,550,153      643,924    10,992,127
                                         ===========   ==========    ==========    ===========   ==========   ===========

                                         -------------
                                          Worldwide
                                            Growth
                                         Portfolio --
                                           Service
                                            Shares
                                         ------------
Assets
Investments at fair market value (note
 2a):...................................  23,617,612
Dividend receivable.....................          --
Receivable from affiliate (note 4b).....         452
Receivable for units sold...............          --
                                          ----------
  Total assets..........................  23,618,064
                                          ----------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................       1,018
Payable for units withdrawn.............         237
                                          ----------
  Total liabilities.....................       1,255
                                          ----------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period.....  23,616,809
 Variable deferred annuity contract
  owners in the annuitization period....          --
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                          ----------
  Net assets............................  23,616,809
                                          ==========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................          --
                                          ==========
Net asset value per unit: Type I........          --
                                          ==========
Outstanding units (notes 2b, 4a, and
 5): Type II............................          --
                                          ==========
Net asset value per unit: Type II.......          --
                                          ==========
Outstanding units (notes 2b, 4a, and
 5): Type III...........................     898,747
                                          ==========
Net asset value per unit: Type III......        6.75
                                          ==========
Outstanding units (notes 2b, 4a, and
 5): Type IV............................      84,265
                                          ==========
Net asset value per unit: Type IV.......        6.74
                                          ==========
Outstanding units (notes 2b, 4a, and
 5): Type V.............................          --
                                          ==========
Net asset value per unit: Type V........          --
                                          ==========
Outstanding units (notes 2b, 4a, and
 5): Type VI............................   2,228,431
                                          ==========
Net asset value per unit: Type VI.......        5.56
                                          ==========
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................     831,929
                                          ==========
Net asset value per unit: Type VII......        5.52
                                          ==========
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................          --
                                          ==========
Net asset value per unit: Type VIII.....          --
                                          ==========
Outstanding units (notes 2b, 4a, and
 5): Type IX............................          --
                                          ==========
Net asset value per unit: Type IX.......          --
                                          ==========
Investments in securities, at cost......  23,830,744
                                          ==========
Shares outstanding......................     918,973
                                          ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                            J.P. Morgan Series Trust II                     MFS(R) Variable Insurance Trust
                                         --------------------------------- ----------------------------------------------------
                                                                              MFS(R)       MFS(R)
                                                                            Investors    Investors      MFS(R)        MFS(R)
                                                                           Growth Stock    Trust     New Discovery Total Return
                                                   International  Mid Cap   Series --    Series --     Series --    Series --
                                           Bond    Opportunities   Value     Service      Service       Service      Service
                                         Portfolio   Portfolio   Portfolio Class Shares Class Shares Class Shares  Class Shares
                                         --------- ------------- --------- ------------ ------------ ------------- ------------
Assets
Investments at fair market value (note
 2a):...................................  $31,760        306      16,711    25,862,576   20,553,559   48,815,700      27,360
Dividend receivable.....................       --         --          --            --           --           --          --
Receivable from affiliate (note 4b).....       --         --          --         1,063          740        1,727          --
Receivable for units sold...............       --         --          --       136,549       39,167      704,813          --
                                          -------      -----      ------    ----------   ----------   ----------      ------
  Total assets..........................   31,760        306      16,711    26,000,188   20,593,466   49,522,240      27,360
                                          -------      -----      ------    ----------   ----------   ----------      ------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................        1          1           2         1,100          878        2,082           1
Payable for units withdrawn.............       --         --          --            --       18,443    1,326,965          --
                                          -------      -----      ------    ----------   ----------   ----------      ------
  Total liabilities.....................        1          1           2         1,100       19,321    1,329,047           1
                                          -------      -----      ------    ----------   ----------   ----------      ------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period.....  $31,759        305      16,709    25,999,088   20,574,145   48,193,193      27,359
 Variable deferred annuity contract
  owners in the annuitization period....       --         --          --            --           --           --          --
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                          -------      -----      ------    ----------   ----------   ----------      ------
  Net assets............................  $31,759        305      16,709    25,999,088   20,574,145   48,193,193      27,359
                                          =======      =====      ======    ==========   ==========   ==========      ======
Outstanding units (notes 2b, 4a, and
 5): Type I.............................       --         --          --            --           --       21,213          --
                                          =======      =====      ======    ==========   ==========   ==========      ======
Net asset value per unit: Type I........  $    --         --          --            --           --        12.76          --
                                          =======      =====      ======    ==========   ==========   ==========      ======
Outstanding units (notes 2b, 4a, and
 5): Type II............................       --         --          --            --           --      290,058          --
                                          =======      =====      ======    ==========   ==========   ==========      ======
Net asset value per unit: Type II.......  $    --         --          --            --           --        12.74          --
                                          =======      =====      ======    ==========   ==========   ==========      ======
Outstanding units (notes 2b, 4a, and
 5): Type III...........................       --         --          --       842,912      635,728    1,909,855          --
                                          =======      =====      ======    ==========   ==========   ==========      ======
Net asset value per unit: Type III......  $    --         --          --          6.33         7.79         8.74          --
                                          =======      =====      ======    ==========   ==========   ==========      ======
Outstanding units (notes 2b, 4a, and
 5): Type IV............................       --         --          --       163,862      107,825      284,319          --
                                          =======      =====      ======    ==========   ==========   ==========      ======
Net asset value per unit: Type IV.......  $    --         --          --          6.32         7.78         8.72          --
                                          =======      =====      ======    ==========   ==========   ==========      ======
Outstanding units (notes 2b, 4a, and
 5): Type V.............................       --         --          --            --           --           --          --
                                          =======      =====      ======    ==========   ==========   ==========      ======
Net asset value per unit: Type V........  $    --         --          --            --           --           --          --
                                          =======      =====      ======    ==========   ==========   ==========      ======
Outstanding units (notes 2b, 4a, and
 5): Type VI............................    3,051         24       1,288     2,370,780    1,311,182    2,279,851       2,387
                                          =======      =====      ======    ==========   ==========   ==========      ======
Net asset value per unit: Type VI.......  $ 10.41      12.88       12.97          5.72         7.58         7.39       11.46
                                          =======      =====      ======    ==========   ==========   ==========      ======
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................       --         --          --       736,265      492,435      781,828          --
                                          =======      =====      ======    ==========   ==========   ==========      ======
Net asset value per unit: Type VII......  $    --         --          --          5.68         7.53         7.34          --
                                          =======      =====      ======    ==========   ==========   ==========      ======
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................       --         --          --            --           --           --          --
                                          =======      =====      ======    ==========   ==========   ==========      ======
Net asset value per unit: Type VIII.....  $    --         --          --            --           --           --          --
                                          =======      =====      ======    ==========   ==========   ==========      ======
Outstanding units (notes 2b, 4a, and
 5): Type IX............................       --         --          --       164,342       97,273      193,803          --
                                          =======      =====      ======    ==========   ==========   ==========      ======
Net asset value per unit: Type IX.......  $    --         --          --         11.47        11.68        12.74          --
                                          =======      =====      ======    ==========   ==========   ==========      ======
Investments in securities, at cost......  $32,149        257      12,957    26,015,981   19,623,704   45,326,186      23,649
                                          =======      =====      ======    ==========   ==========   ==========      ======
Shares outstanding......................    2,574         32         774     3,017,803    1,264,057    3,524,599       1,407
                                          =======      =====      ======    ==========   ==========   ==========      ======

                                         -------------

                                            MFS(R)
                                          Utilities
                                          Series --
                                           Service
                                         Class Shares
                                         ------------
Assets
Investments at fair market value (note
 2a):...................................  27,421,085
Dividend receivable.....................          --
Receivable from affiliate (note 4b).....         870
Receivable for units sold...............      13,962
                                          ----------
  Total assets..........................  27,435,917
                                          ----------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................       1,176
Payable for units withdrawn.............      11,820
                                          ----------
  Total liabilities.....................      12,996
                                          ----------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period.....  27,422,921
 Variable deferred annuity contract
  owners in the annuitization period....          --
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                          ----------
  Net assets............................  27,422,921
                                          ==========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................          --
                                          ==========
Net asset value per unit: Type I........          --
                                          ==========
Outstanding units (notes 2b, 4a, and
 5): Type II............................          --
                                          ==========
Net asset value per unit: Type II.......          --
                                          ==========
Outstanding units (notes 2b, 4a, and
 5): Type III...........................     786,019
                                          ==========
Net asset value per unit: Type III......        7.87
                                          ==========
Outstanding units (notes 2b, 4a, and
 5): Type IV............................      53,344
                                          ==========
Net asset value per unit: Type IV.......        7.86
                                          ==========
Outstanding units (notes 2b, 4a, and
 5): Type V.............................          --
                                          ==========
Net asset value per unit: Type V........          --
                                          ==========
Outstanding units (notes 2b, 4a, and
 5): Type VI............................   1,772,464
                                          ==========
Net asset value per unit: Type VI.......        7.72
                                          ==========
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................     730,480
                                          ==========
Net asset value per unit: Type VII......        7.66
                                          ==========
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................          --
                                          ==========
Net asset value per unit: Type VIII.....          --
                                          ==========
Outstanding units (notes 2b, 4a, and
 5): Type IX............................     125,205
                                          ==========
Net asset value per unit: Type IX.......       12.29
                                          ==========
Investments in securities, at cost......  25,598,002
                                          ==========
Shares outstanding......................   1,727,857
                                          ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                             Nations Separate
                                               Account Trust
                                         ------------------------- -----------
                                                        Nations
                                           Nations      Marsico    Oppenheimer
                                           Marsico   International Aggressive
                                           Growth    Opportunities   Growth
                                          Portfolio    Portfolio     Fund/VA
                                         ----------- ------------- -----------
Assets
Investments at fair market value (note
 2a):................................... $15,432,885   8,696,649   108,437,685
Dividend receivable.....................          --          --            --
Receivable from affiliate (note 4b).....         624         348         2,386
Receivable for units sold...............      57,735      33,369         7,825
                                         -----------   ---------   -----------
  Total assets..........................  15,491,244   8,730,366   108,447,896
                                         -----------   ---------   -----------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................         657         367         4,210
Payable for units withdrawn.............          --          --        60,556
                                         -----------   ---------   -----------
  Total liabilities.....................         657         367        64,766
                                         -----------   ---------   -----------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period..... $15,490,587   8,729,999   108,328,358
 Variable deferred annuity contract
  owners in the annuitization period....          --          --        54,772
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                         -----------   ---------   -----------
  Net assets............................ $15,490,587   8,729,999   108,383,130
                                         ===========   =========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................          --          --       667,430
                                         ===========   =========   ===========
Net asset value per unit: Type I........ $        --          --         38.88
                                         ===========   =========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type II............................          --          --     1,615,590
                                         ===========   =========   ===========
Net asset value per unit: Type II....... $        --          --         37.38
                                         ===========   =========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type III...........................     180,228     115,502     2,256,796
                                         ===========   =========   ===========
Net asset value per unit: Type III...... $     12.35       13.38          8.93
                                         ===========   =========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type IV............................      30,362      35,656       226,559
                                         ===========   =========   ===========
Net asset value per unit: Type IV....... $     12.35       13.38          8.34
                                         ===========   =========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type V.............................          --          --            --
                                         ===========   =========   ===========
Net asset value per unit: Type V........ $        --          --            --
                                         ===========   =========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type VI............................     406,446     230,441            --
                                         ===========   =========   ===========
Net asset value per unit: Type VI....... $     12.36       13.39            --
                                         ===========   =========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................     290,217     115,018            --
                                         ===========   =========   ===========
Net asset value per unit: Type VII...... $     12.34       13.37            --
                                         ===========   =========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................          --          --            --
                                         ===========   =========   ===========
Net asset value per unit: Type VIII..... $        --          --            --
                                         ===========   =========   ===========
Outstanding units (notes 2b, 4a, and
 5): Type IX............................     346,671     155,646            --
                                         ===========   =========   ===========
Net asset value per unit: Type IX....... $     12.36       13.39            --
                                         ===========   =========   ===========
Investments in securities, at cost...... $14,493,002   7,942,547   134,759,813
                                         ===========   =========   ===========
Shares outstanding......................   1,047,718     641,346     2,953,900
                                         ===========   =========   ===========

                                                     Oppenheimer Variable Account Funds
                                         ----------------------------------------------------------------------
                                          Oppenheimer                             Oppenheimer    Oppenheimer
                                           Aggressive               Oppenheimer     Capital         Global
                                             Growth     Oppenheimer   Capital     Appreciation    Securities
                                           Fund/VA --      Bond     Appreciation   Fund/VA --     Fund/VA --
                                         Service Shares   Fund/VA     Fund/VA    Service Shares Service Shares
                                         -------------- ----------- ------------ -------------- --------------
Assets
Investments at fair market value (note
 2a):...................................   2,649,005    105,261,688 190,008,533    6,758,995      69,451,924
Dividend receivable.....................          --             --          --           --              --
Receivable from affiliate (note 4b).....         103            148       6,364          280           2,796
Receivable for units sold...............       2,304            659      32,440       17,287          63,316
                                           ---------    ----------- -----------    ---------      ----------
  Total assets..........................   2,651,412    105,262,495 190,047,337    6,776,562      69,518,036
                                           ---------    ----------- -----------    ---------      ----------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................         112          4,145       7,355          283           2,947
Payable for units withdrawn.............          --        110,128          69           --           7,291
                                           ---------    ----------- -----------    ---------      ----------
  Total liabilities.....................         112        114,273       7,424          283          10,238
                                           ---------    ----------- -----------    ---------      ----------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period.....   2,651,300    105,148,222 189,922,165    6,776,279      69,507,798
 Variable deferred annuity contract
  owners in the annuitization period....          --             --     117,748           --              --
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                           ---------    ----------- -----------    ---------      ----------
  Net assets............................   2,651,300    105,148,222 190,039,913    6,776,279      69,507,798
                                           =========    =========== ===========    =========      ==========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................          --        353,164     488,844           --              --
                                           =========    =========== ===========    =========      ==========
Net asset value per unit: Type I........          --          27.35       51.50           --              --
                                           =========    =========== ===========    =========      ==========
Outstanding units (notes 2b, 4a, and
 5): Type II............................          --      2,467,307   2,339,204           --              --
                                           =========    =========== ===========    =========      ==========
Net asset value per unit: Type II.......          --          26.29       49.51           --              --
                                           =========    =========== ===========    =========      ==========
Outstanding units (notes 2b, 4a, and
 5): Type III...........................      94,989      2,355,271   4,204,036      144,909       1,728,160
                                           =========    =========== ===========    =========      ==========
Net asset value per unit: Type III......       11.99          12.10       10.39        12.30            9.90
                                           =========    =========== ===========    =========      ==========
Outstanding units (notes 2b, 4a, and
 5): Type IV............................      11,755        174,744     537,049       35,817         316,736
                                           =========    =========== ===========    =========      ==========
Net asset value per unit: Type IV.......       11.99          12.16       10.00        12.30            9.88
                                           =========    =========== ===========    =========      ==========
Outstanding units (notes 2b, 4a, and
 5): Type V.............................          --             --          --           --              --
                                           =========    =========== ===========    =========      ==========
Net asset value per unit: Type V........          --             --          --           --              --
                                           =========    =========== ===========    =========      ==========
Outstanding units (notes 2b, 4a, and
 5): Type VI............................      31,218             --          --      123,947       3,920,479
                                           =========    =========== ===========    =========      ==========
Net asset value per unit: Type VI.......       12.00             --          --        12.76            8.76
                                           =========    =========== ===========    =========      ==========
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................      17,789             --          --       56,951       1,142,590
                                           =========    =========== ===========    =========      ==========
Net asset value per unit: Type VII......       11.94             --          --        12.44            8.70
                                           =========    =========== ===========    =========      ==========
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................          --             --          --           --              --
                                           =========    =========== ===========    =========      ==========
Net asset value per unit: Type VIII.....          --             --          --           --              --
                                           =========    =========== ===========    =========      ==========
Outstanding units (notes 2b, 4a, and
 5): Type IX............................      65,369             --          --      183,859         352,598
                                           =========    =========== ===========    =========      ==========
Net asset value per unit: Type IX.......       12.00             --          --        12.31           14.14
                                           =========    =========== ===========    =========      ==========
Investments in securities, at cost......   2,600,093    103,084,387 188,098,899    6,214,811      56,869,790
                                           =========    =========== ===========    =========      ==========
Shares outstanding......................      72,496      9,217,311   5,475,750      195,743       2,782,529
                                           =========    =========== ===========    =========      ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003


                                                                           Oppenheimer Variable Account Funds (continued)
                                                                       ------------------------------------------------------
                                                                                                    Oppenheimer
                                                                                     Oppenheimer    Main Street   Oppenheimer
                                                                       Oppenheimer   Main Street     Small Cap     Multiple
                                                                       High Income    Fund/VA --     Fund/VA --   Strategies
                                                                         Fund/VA    Service Shares Service Shares   Fund/VA
                                                                       ------------ -------------- -------------- -----------
Assets
Investments at fair market value (note 2a):........................... $114,278,582   52,401,480     8,593,492    77,543,649
Dividend receivable...................................................           --           --            --            --
Receivable from affiliate (note 4b)...................................        1,797        2,032           244           863
Receivable for units sold.............................................      194,880      149,832        44,542        10,225
                                                                       ------------   ----------     ---------    ----------
  Total assets........................................................  114,475,259   52,553,344     8,638,278    77,554,737
                                                                       ------------   ----------     ---------    ----------
Liabilities
Accrued expenses payable to affiliate (note 4c).......................        4,460        2,249           379         2,975
Payable for units withdrawn...........................................       61,240           --        20,274        88,334
                                                                       ------------   ----------     ---------    ----------
  Total liabilities...................................................       65,700        2,249        20,653        91,309
                                                                       ------------   ----------     ---------    ----------
Net assets attributable to:
 Variable deferred annuity contract owners in the accumulation period. $114,402,721   52,551,095     8,617,625    77,463,428
 Variable deferred annuity contract owners in the annuitization period        6,838           --            --            --
 GE Life and Annuity Assurance Company (note 4d)......................
                                                                       ------------   ----------     ---------    ----------
  Net assets.......................................................... $114,409,559   52,551,095     8,617,625    77,463,428
                                                                       ============   ==========     =========    ==========
Outstanding units (notes 2b, 4a, and 5): Type I.......................      464,434           --            --       443,367
                                                                       ============   ==========     =========    ==========
Net asset value per unit: Type I...................................... $      36.30           --            --         35.82
                                                                       ============   ==========     =========    ==========
Outstanding units (notes 2b, 4a, and 5): Type II......................    1,943,412           --            --     1,239,242
                                                                       ============   ==========     =========    ==========
Net asset value per unit: Type II..................................... $      34.90           --            --         34.43
                                                                       ============   ==========     =========    ==========
Outstanding units (notes 2b, 4a, and 5): Type III.....................    2,190,615    1,400,956       175,323     1,392,720
                                                                       ============   ==========     =========    ==========
Net asset value per unit: Type III.................................... $      11.26         8.78         13.70         12.53
                                                                       ============   ==========     =========    ==========
Outstanding units (notes 2b, 4a, and 5): Type IV......................      465,002      222,322        24,434       125,354
                                                                       ============   ==========     =========    ==========
Net asset value per unit: Type IV..................................... $      10.88         8.77         13.70         11.68
                                                                       ============   ==========     =========    ==========
Outstanding units (notes 2b, 4a, and 5): Type V.......................           --           --            --            --
                                                                       ============   ==========     =========    ==========
Net asset value per unit: Type V...................................... $         --           --            --            --
                                                                       ============   ==========     =========    ==========
Outstanding units (notes 2b, 4a, and 5): Type VI......................           --    3,157,518       153,150            --
                                                                       ============   ==========     =========    ==========
Net asset value per unit: Type VI..................................... $         --         7.93         13.39            --
                                                                       ============   ==========     =========    ==========
Outstanding units (notes 2b, 4a, and 5): Type VII.....................           --    1,385,950       120,040            --
                                                                       ============   ==========     =========    ==========
Net asset value per unit: Type VII.................................... $         --         7.87         13.32            --
                                                                       ============   ==========     =========    ==========
Outstanding units (notes 2b, 4a, and 5): Type VIII....................           --           --            --            --
                                                                       ============   ==========     =========    ==========
Net asset value per unit: Type VIII................................... $         --           --            --            --
                                                                       ============   ==========     =========    ==========
Outstanding units (notes 2b, 4a, and 5): Type IX......................           --      194,738       162,753            --
                                                                       ============   ==========     =========    ==========
Net asset value per unit: Type IX..................................... $         --        12.09         13.71            --
                                                                       ============   ==========     =========    ==========
Investments in securities, at cost.................................... $115,887,221   47,741,566     7,857,878    72,837,574
                                                                       ============   ==========     =========    ==========
Shares outstanding....................................................   13,272,774    2,743,533       641,305     4,870,832
                                                                       ============   ==========     =========    ==========

                                                                          PBHG Insurance
                                                                         Series Fund, Inc.
                                                                       ---------------------

                                                                                    PBHG
                                                                         PBHG     Large Cap
                                                                       Growth II   Growth
                                                                       Portfolio  Portfolio
                                                                       ---------- ----------
Assets
Investments at fair market value (note 2a):........................... 14,409,661 20,075,297
Dividend receivable...................................................         --         --
Receivable from affiliate (note 4b)...................................         35         28
Receivable for units sold.............................................     38,792         --
                                                                       ---------- ----------
  Total assets........................................................ 14,448,488 20,075,325
                                                                       ---------- ----------
Liabilities
Accrued expenses payable to affiliate (note 4c).......................        615        762
Payable for units withdrawn...........................................      9,954     24,409
                                                                       ---------- ----------
  Total liabilities...................................................     10,569     25,171
                                                                       ---------- ----------
Net assets attributable to:
 Variable deferred annuity contract owners in the accumulation period. 14,417,098 20,050,154
 Variable deferred annuity contract owners in the annuitization period     20,821         --
 GE Life and Annuity Assurance Company (note 4d)......................
                                                                       ---------- ----------
  Net assets.......................................................... 14,437,919 20,050,154
                                                                       ========== ==========
Outstanding units (notes 2b, 4a, and 5): Type I.......................    104,805    106,905
                                                                       ========== ==========
Net asset value per unit: Type I......................................       9.26      15.47
                                                                       ========== ==========
Outstanding units (notes 2b, 4a, and 5): Type II......................  1,479,937  1,208,695
                                                                       ========== ==========
Net asset value per unit: Type II.....................................       9.10      15.22
                                                                       ========== ==========
Outstanding units (notes 2b, 4a, and 5): Type III.....................         --         --
                                                                       ========== ==========
Net asset value per unit: Type III....................................         --         --
                                                                       ========== ==========
Outstanding units (notes 2b, 4a, and 5): Type IV......................         --         --
                                                                       ========== ==========
Net asset value per unit: Type IV.....................................         --         --
                                                                       ========== ==========
Outstanding units (notes 2b, 4a, and 5): Type V.......................         --         --
                                                                       ========== ==========
Net asset value per unit: Type V......................................         --         --
                                                                       ========== ==========
Outstanding units (notes 2b, 4a, and 5): Type VI......................         --         --
                                                                       ========== ==========
Net asset value per unit: Type VI.....................................         --         --
                                                                       ========== ==========
Outstanding units (notes 2b, 4a, and 5): Type VII.....................         --         --
                                                                       ========== ==========
Net asset value per unit: Type VII....................................         --         --
                                                                       ========== ==========
Outstanding units (notes 2b, 4a, and 5): Type VIII....................         --         --
                                                                       ========== ==========
Net asset value per unit: Type VIII...................................         --         --
                                                                       ========== ==========
Outstanding units (notes 2b, 4a, and 5): Type IX......................         --         --
                                                                       ========== ==========
Net asset value per unit: Type IX.....................................         --         --
                                                                       ========== ==========
Investments in securities, at cost.................................... 14,985,550 21,260,918
                                                                       ========== ==========
Shares outstanding....................................................  1,465,886  1,230,104
                                                                       ========== ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003


                                                        PIMCO Variable Insurance Trust
                                         ------------------------------------------------------------
                                                                          Long-Term
                                          Foreign Bond    High Yield   U.S. Government  Total Return
                                          Portfolio --   Portfolio --   Portfolio --    Portfolio --
                                         Administrative Administrative Administrative  Administrative
                                          Class Shares   Class Shares   Class Shares    Class Shares
                                         -------------- -------------- --------------- --------------
Assets
Investments at fair market value (note
 2a):...................................  $11,302,264     90,088,080     71,172,146     250,747,941
Dividend receivable.....................       21,910        523,236        150,576         448,007
Receivable from affiliate (note 4b).....           --             --             --              --
Receivable for units sold...............        2,683         31,462            947          30,431
                                          -----------     ----------     ----------     -----------
  Total assets..........................   11,326,857     90,642,778     71,323,669     251,226,379
                                          -----------     ----------     ----------     -----------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................       22,163        523,660        152,661         452,949
Payable for units withdrawn.............          250         14,156         25,995          33,211
                                          -----------     ----------     ----------     -----------
  Total liabilities.....................       22,413        537,816        178,656         486,160
                                          -----------     ----------     ----------     -----------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period.....  $11,304,444     90,104,962     71,145,013     250,740,219
 Variable deferred annuity contract
  owners in the annuitization period....           --             --             --              --
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                          -----------     ----------     ----------     -----------
  Net assets............................  $11,304,444     90,104,962     71,145,013     250,740,219
                                          ===========     ==========     ==========     ===========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................           --             --             --          50,696
                                          ===========     ==========     ==========     ===========
Net asset value per unit: Type I........  $        --             --             --           10.12
                                          ===========     ==========     ==========     ===========
Outstanding units (notes 2b, 4a, and
 5): Type II............................           --             --             --       1,121,098
                                          ===========     ==========     ==========     ===========
Net asset value per unit: Type II.......  $        --             --             --           10.10
                                          ===========     ==========     ==========     ===========
Outstanding units (notes 2b, 4a, and
 5): Type III...........................      308,007      2,029,710      1,835,364       5,014,594
                                          ===========     ==========     ==========     ===========
Net asset value per unit: Type III......  $     11.66          11.98          12.81           12.09
                                          ===========     ==========     ==========     ===========
Outstanding units (notes 2b, 4a, and
 5): Type IV............................       31,753        363,833        191,002         983,366
                                          ===========     ==========     ==========     ===========
Net asset value per unit: Type IV.......  $     11.64          11.97          12.79           12.07
                                          ===========     ==========     ==========     ===========
Outstanding units (notes 2b, 4a, and
 5): Type V.............................           --             --             --              --
                                          ===========     ==========     ==========     ===========
Net asset value per unit: Type V........  $        --             --             --              --
                                          ===========     ==========     ==========     ===========
Outstanding units (notes 2b, 4a, and
 5): Type VI............................      467,831      3,059,826      1,894,983       7,871,654
                                          ===========     ==========     ==========     ===========
Net asset value per unit: Type VI.......  $     11.82          11.79          13.73           12.55
                                          ===========     ==========     ==========     ===========
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................      154,491      1,522,099      1,205,322       4,353,956
                                          ===========     ==========     ==========     ===========
Net asset value per unit: Type VII......  $     11.74          11.70          13.63           12.46
                                          ===========     ==========     ==========     ===========
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................           --             --             --              --
                                          ===========     ==========     ==========     ===========
Net asset value per unit: Type VIII.....  $        --             --             --              --
                                          ===========     ==========     ==========     ===========
Outstanding units (notes 2b, 4a, and
 5): Type IX............................           --        695,216        272,805       1,323,651
                                          ===========     ==========     ==========     ===========
Net asset value per unit: Type IX.......  $        --          10.86          10.06           10.10
                                          ===========     ==========     ==========     ===========
Investments in securities, at cost......  $11,280,734     84,699,036     71,093,972     247,816,128
                                          ===========     ==========     ==========     ===========
Shares outstanding......................    1,126,846     10,999,766      6,464,318      24,203,469
                                          ===========     ==========     ==========     ===========

                                                                                                   Rydex
                                                   The Prudential Series Fund, Inc.            Variable Trust
                                         ----------------------------------------------------- --------------
                                                                    SP Jennison  SP Prudential
                                                        Jennison   International U.S. Emerging
                                           Jennison   20/20 Focus     Growth        Growth
                                         Portfolio -- Portfolio -- Portfolio --  Portfolio --
                                           Class II     Class II     Class II      Class II       OTC Fund
                                         ------------ ------------ ------------- ------------- --------------
Assets
Investments at fair market value (note
 2a):...................................   474,844      187,463       16,189        80,252       12,670,714
Dividend receivable.....................        --           --           --            --               --
Receivable from affiliate (note 4b).....         4           --           --            --              632
Receivable for units sold...............     5,999           --           --            --          210,937
                                           -------      -------       ------        ------       ----------
  Total assets..........................   480,847      187,463       16,189        80,252       12,882,283
                                           -------      -------       ------        ------       ----------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................        21           10           --             3              544
Payable for units withdrawn.............        --           --           --            --               --
                                           -------      -------       ------        ------       ----------
  Total liabilities.....................        21           10           --             3              544
                                           -------      -------       ------        ------       ----------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period.....   480,826      187,453       16,189        80,249       12,881,739
 Variable deferred annuity contract
  owners in the annuitization period....        --           --           --            --               --
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                           -------      -------       ------        ------       ----------
  Net assets............................   480,826      187,453       16,189        80,249       12,881,739
                                           =======      =======       ======        ======       ==========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................        --           --           --            --               --
                                           =======      =======       ======        ======       ==========
Net asset value per unit: Type I........        --           --           --            --               --
                                           =======      =======       ======        ======       ==========
Outstanding units (notes 2b, 4a, and
 5): Type II............................        --           --           --            --               --
                                           =======      =======       ======        ======       ==========
Net asset value per unit: Type II.......        --           --           --            --               --
                                           =======      =======       ======        ======       ==========
Outstanding units (notes 2b, 4a, and
 5): Type III...........................    38,702       11,574        2,094         9,775          458,773
                                           =======      =======       ======        ======       ==========
Net asset value per unit: Type III......      7.59        12.33         7.73          8.21             4.81
                                           =======      =======       ======        ======       ==========
Outstanding units (notes 2b, 4a, and
 5): Type IV............................     1,838           --           --            --           44,380
                                           =======      =======       ======        ======       ==========
Net asset value per unit: Type IV.......     12.12           --           --            --             4.80
                                           =======      =======       ======        ======       ==========
Outstanding units (notes 2b, 4a, and
 5): Type V.............................        --           --           --            --               --
                                           =======      =======       ======        ======       ==========
Net asset value per unit: Type V........        --           --           --            --               --
                                           =======      =======       ======        ======       ==========
Outstanding units (notes 2b, 4a, and
 5): Type VI............................     1,465        1,058           --            --        2,012,893
                                           =======      =======       ======        ======       ==========
Net asset value per unit: Type VI.......     12.12        12.33           --            --             3.35
                                           =======      =======       ======        ======       ==========
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................     1,832        2,027           --            --          825,009
                                           =======      =======       ======        ======       ==========
Net asset value per unit: Type VII......     12.11        12.31           --            --             3.33
                                           =======      =======       ======        ======       ==========
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................        --           --           --            --               --
                                           =======      =======       ======        ======       ==========
Net asset value per unit: Type VIII.....        --           --           --            --               --
                                           =======      =======       ======        ======       ==========
Outstanding units (notes 2b, 4a, and
 5): Type IX............................    10,293          547           --            --           75,902
                                           =======      =======       ======        ======       ==========
Net asset value per unit: Type IX.......     12.13        12.34           --            --            12.80
                                           =======      =======       ======        ======       ==========
Investments in securities, at cost......   446,813      173,363       13,036        83,064       11,832,461
                                           =======      =======       ======        ======       ==========
Shares outstanding......................    28,848       17,685        2,777        12,196          962,820
                                           =======      =======       ======        ======       ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                                                                                Scudder Variable
                                                       Salomon Brothers Variable Series Fund Inc                   Series II
                                         --------------------------------------------------------------------- ------------------
                                                                             Salomon Brothers Salomon Brothers Scudder Technology
                                          Salomon Brothers  Salomon Brothers     Variable      Variable Total        Growth
                                         Variable Investors Variable All Cap  Strategic Bond       Return         Portfolio --
                                          Fund -- Class I   Fund -- Class II Fund -- Class I  Fund -- Class I    Class B Shares
                                         ------------------ ---------------- ---------------- ---------------- ------------------
Assets
Investments at fair market value (note
 2a):...................................    $53,835,463        7,099,316        50,876,555       18,581,842            725
Dividend receivable.....................             --               --                --               --             --
Receivable from affiliate (note 4b).....            162              261               233              277              1
Receivable for units sold...............            320           15,828               560               --            999
                                            -----------        ---------        ----------       ----------          -----
  Total assets..........................     53,835,945        7,115,405        50,877,348       18,582,119          1,725
                                            -----------        ---------        ----------       ----------          -----
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................          2,164              305             2,045              780              1
Payable for units withdrawn.............         40,794               --            46,057            2,647             --
                                            -----------        ---------        ----------       ----------          -----
  Total liabilities.....................         42,958              305            48,102            3,427              1
                                            -----------        ---------        ----------       ----------          -----
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period.....    $53,729,751        7,115,100        50,829,246       18,578,692          1,724
 Variable deferred annuity contract
  owners in the annuitization period....         63,236               --                --               --             --
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                            -----------        ---------        ----------       ----------          -----
  Net assets............................    $53,792,987        7,115,100        50,829,246       18,578,692          1,724
                                            ===========        =========        ==========       ==========          =====
Outstanding units (notes 2b, 4a, and
 5): Type I.............................        343,987               --           240,851           47,015             --
                                            ===========        =========        ==========       ==========          =====
Net asset value per unit: Type I........    $     14.39               --             13.72            11.73             --
                                            ===========        =========        ==========       ==========          =====
Outstanding units (notes 2b, 4a, and
 5): Type II............................      1,458,598               --         1,751,506          709,502             --
                                            ===========        =========        ==========       ==========          =====
Net asset value per unit: Type II.......    $     14.21               --             13.54            11.58             --
                                            ===========        =========        ==========       ==========          =====
Outstanding units (notes 2b, 4a, and
 5): Type III...........................      2,228,090          118,583         1,636,493          852,267             --
                                            ===========        =========        ==========       ==========          =====
Net asset value per unit: Type III......    $     11.61            12.93             13.15            10.76             --
                                            ===========        =========        ==========       ==========          =====
Outstanding units (notes 2b, 4a, and
 5): Type IV............................        213,912            9,251           175,980           61,672             --
                                            ===========        =========        ==========       ==========          =====
Net asset value per unit: Type IV.......    $     10.51            12.92             13.01            10.39             --
                                            ===========        =========        ==========       ==========          =====
Outstanding units (notes 2b, 4a, and
 5): Type V.............................             --               --                --               --             --
                                            ===========        =========        ==========       ==========          =====
Net asset value per unit: Type V........    $        --               --                --               --             --
                                            ===========        =========        ==========       ==========          =====
Outstanding units (notes 2b, 4a, and
 5): Type VI............................             --          227,655                --               --            115
                                            ===========        =========        ==========       ==========          =====
Net asset value per unit: Type VI.......    $        --            12.93                --               --          14.98
                                            ===========        =========        ==========       ==========          =====
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................             --          112,510                --               --             --
                                            ===========        =========        ==========       ==========          =====
Net asset value per unit: Type VII......    $        --            12.91                --               --             --
                                            ===========        =========        ==========       ==========          =====
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................             --               --                --               --             --
                                            ===========        =========        ==========       ==========          =====
Net asset value per unit: Type VIII.....    $        --               --                --               --             --
                                            ===========        =========        ==========       ==========          =====
Outstanding units (notes 2b, 4a, and
 5): Type IX............................             --           82,461                --               --             --
                                            ===========        =========        ==========       ==========          =====
Net asset value per unit: Type IX.......    $        --            12.93                --               --             --
                                            ===========        =========        ==========       ==========          =====
Investments in securities, at cost......    $50,928,733        6,467,213        50,727,726       17,730,777            507
                                            ===========        =========        ==========       ==========          =====
Shares outstanding......................      4,242,353          454,502         4,671,860        1,728,543             82
                                            ===========        =========        ==========       ==========          =====

                                                 Van Kampen Life
                                                Investment Trust
                                         -------------------------------
                                                            Emerging
                                            Comstock         Growth
                                          Portfolio --    Portfolio --
                                         Class II Shares Class II Shares
                                         --------------- ---------------
Assets
Investments at fair market value (note
 2a):...................................   28,550,477       7,122,497
Dividend receivable.....................           --              --
Receivable from affiliate (note 4b).....        1,242             237
Receivable for units sold...............      113,934           1,289
                                           ----------       ---------
  Total assets..........................   28,665,653       7,124,023
                                           ----------       ---------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................        1,218             305
Payable for units withdrawn.............           --             171
                                           ----------       ---------
  Total liabilities.....................        1,218             476
                                           ----------       ---------
Net assets attributable to:
 Variable deferred annuity contract
  owners in the accumulation period.....   28,664,435       7,123,547
 Variable deferred annuity contract
  owners in the annuitization period....           --              --
 GE Life and Annuity Assurance Company
  (note 4d).............................
                                           ----------       ---------
  Net assets............................   28,664,435       7,123,547
                                           ==========       =========
Outstanding units (notes 2b, 4a, and
 5): Type I.............................           --              --
                                           ==========       =========
Net asset value per unit: Type I........           --              --
                                           ==========       =========
Outstanding units (notes 2b, 4a, and
 5): Type II............................           --              --
                                           ==========       =========
Net asset value per unit: Type II.......           --              --
                                           ==========       =========
Outstanding units (notes 2b, 4a, and
 5): Type III...........................      375,479          94,221
                                           ==========       =========
Net asset value per unit: Type III......        10.35            9.08
                                           ==========       =========
Outstanding units (notes 2b, 4a, and
 5): Type IV............................       56,733           4,867
                                           ==========       =========
Net asset value per unit: Type IV.......        10.35            9.08
                                           ==========       =========
Outstanding units (notes 2b, 4a, and
 5): Type V.............................           --              --
                                           ==========       =========
Net asset value per unit: Type V........           --              --
                                           ==========       =========
Outstanding units (notes 2b, 4a, and
 5): Type VI............................    1,196,175         398,198
                                           ==========       =========
Net asset value per unit: Type VI.......        10.36            9.09
                                           ==========       =========
Outstanding units (notes 2b, 4a, and
 5): Type VII...........................      667,800         162,892
                                           ==========       =========
Net asset value per unit: Type VII......        10.33            9.06
                                           ==========       =========
Outstanding units (notes 2b, 4a, and
 5): Type VIII..........................           --              --
                                           ==========       =========
Net asset value per unit: Type VIII.....           --              --
                                           ==========       =========
Outstanding units (notes 2b, 4a, and
 5): Type IX............................      391,710          95,304
                                           ==========       =========
Net asset value per unit: Type IX.......        12.51           11.84
                                           ==========       =========
Investments in securities, at cost......   24,765,949       6,433,401
                                           ==========       =========
Shares outstanding......................    2,429,828         294,318
                                           ==========       =========

                See accompanying notes to financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                           Statements of Operations

                                                                         AIM Variable Insurance Funds
                                         ----------------------------------------------------------------------------------
                                           AIM V.I.                    AIM V.I.    AIM V.I.   AIM V.I. AIM V.I.   AIM V.I.
                                          Aggressive     AIM V.I.      Capital      Capital     Core    Global   Government
                                            Growth     Basic Value   Appreciation Development  Equity  Utilities Securities
                                           Fund --       Fund --       Fund --      Fund --   Fund --   Fund --   Fund --
                                           Series I     Series II      Series I    Series I   Series I Series I   Series I
                                            Shares        Shares        Shares      Shares     Shares   Shares     Shares
                                         ------------ -------------- ------------ ----------- -------- --------- ----------
                                                          Period
                                          Year ended  May 1, 2003 to
                                         December 31,  December 31,
                                             2003          2003                        Year ended December 31, 2003
                                         ------------ -------------- ------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends.........     $ --             --              --        --       13         61     33,943
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...       --             --              --        --       --         --         --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type II (note 4a)......       --             --              --        --       --         --         --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type III (note 4a).....       --          8,788          75,069        --       --         --         --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IV (note 4a)......       --            398           6,941        --       --         --         --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type V (note 4a).......       14             --              67        53       15         24      6,234
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VI (note 4a)......       --          5,113         130,655        --       --         --         --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VII (note 4a).....       --          4,039          56,661        --       --         --         --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VIII (note 4a)....       --             --              --        --       --         --         --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IX (note 4a)......       --          8,524           2,749        --       --         --         --
                                             ----        -------      ----------     -----      ---     ------    -------
Net investment income (expense).........      (14)       (26,862)       (272,142)      (53)      (2)        37     27,709
                                             ----        -------      ----------     -----      ---     ------    -------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............      379         47,938      (1,081,971)      498      479     (1,163)    19,902
   Unrealized appreciation
     (depreciation).....................       99        596,743       5,682,372     1,917      188         52    (10,649)
   Capital gain distributions...........       --             --              --        --       --         --        513
                                             ----        -------      ----------     -----      ---     ------    -------
Net realized and unrealized gain (loss)
  on investments........................      478        644,681       4,600,401     2,415      667     (1,111)     9,766
                                             ----        -------      ----------     -----      ---     ------    -------
Increase (decrease) in net assets from
  operations............................     $464        617,819       4,328,259     2,362      665     (1,074)    37,475
                                             ====        =======      ==========     =====      ===     ======    =======

                                         ----------

                                          AIM V.I.
                                           Growth
                                          Fund --
                                          Series I
                                           Shares
                                         ---------




                                         ----------
Investment income and expense:
   Income -- Ordinary dividends.........        --
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...        --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type II (note 4a)......        --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type III (note 4a).....    32,020
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IV (note 4a)......     3,110
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type V (note 4a).......        --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VI (note 4a)......    75,740
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VII (note 4a).....    30,667
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VIII (note 4a)....        --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IX (note 4a)......        --
                                         ---------
Net investment income (expense).........  (141,537)
                                         ---------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............  (604,925)
   Unrealized appreciation
     (depreciation)..................... 3,139,432
   Capital gain distributions...........        --
                                         ---------
Net realized and unrealized gain (loss)
  on investments........................ 2,534,507
                                         ---------
Increase (decrease) in net assets from
  operations............................ 2,392,970
                                         =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                         AIM Variable Insurance
                                           Funds (continued)            The Alger American Fund
                                         ---------------------  ---------------------------------------
                                                                                 Alger
                                          AIM V.I.   AIM V.I.      Alger        American
                                            New      Premier      American       Small
                                         Technology   Equity       Growth    Capitalization  Growth and
                                          Fund --    Fund --    Portfolio --  Portfolio --     Income
                                          Series I   Series I     Class O       Class O     Portfolio --
                                           Shares     Shares       Shares        Shares       Class B
                                         ---------- ----------  ------------ -------------- ------------
                                                                       Year ended December 31, 2003
                                         ---------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends.........  $    --       99,257           --            --       951,792
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...       --           --       76,910        39,591         5,713
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type II (note 4a)......       --           --    1,102,344       549,127        54,748
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type III (note 4a).....       --      168,994      702,686       302,501       492,065
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IV (note 4a)......       --       15,037       90,785        38,320        73,096
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type V (note 4a).......      526           --           --            --            --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VI (note 4a)......       --      221,966           --            --       823,306
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VII (note 4a).....       --       96,147           --            --       354,386
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VIII (note 4a)....       --           --           --            --            --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IX (note 4a)......       --        2,134           --            --        26,802
                                          -------   ----------  -----------   -----------    ----------
Net investment income (expense).........     (526)    (405,021)  (1,972,725)     (929,539)     (878,324)
                                          -------   ----------  -----------   -----------    ----------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............   20,766   (2,899,513) (46,655,664)  (19,328,674)   (2,197,951)
   Unrealized appreciation
     (depreciation).....................      585   10,106,028   87,800,403    41,980,979    35,325,473
   Capital gain distributions...........       --           --           --            --            --
                                          -------   ----------  -----------   -----------    ----------
Net realized and unrealized gain (loss)
  on investments........................   21,351    7,206,515   41,144,739    22,652,305    33,127,522
                                          -------   ----------  -----------   -----------    ----------
Increase (decrease) in net assets from
  operations............................  $20,825    6,801,494   39,172,014    21,722,766    32,249,198
                                          =======   ==========  ===========   ===========    ==========

                                         AllianceBernstein Variable
                                         Products Series Fund, Inc.
                                         ------------------------



                                           Premier
                                            Growth        Quasar
                                         Portfolio --  Portfolio --
                                           Class B       Class B
                                         ------------  ------------

                                         -------------------------
Investment income and expense:
   Income -- Ordinary dividends.........          --           --
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...          --           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type II (note 4a)......          --           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type III (note 4a).....     128,004       24,071
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IV (note 4a)......       7,391        4,393
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type V (note 4a).......          --           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VI (note 4a)......     187,629       45,530
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VII (note 4a).....      93,858       17,318
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VIII (note 4a)....          --           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IX (note 4a)......       2,962           --
                                          ----------    ---------
Net investment income (expense).........    (419,844)     (91,312)
                                          ----------    ---------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............  (2,708,795)     (85,858)
   Unrealized appreciation
     (depreciation).....................   8,321,449    2,517,933
   Capital gain distributions...........          --           --
                                          ----------    ---------
Net realized and unrealized gain (loss)
  on investments........................   5,612,654    2,432,075
                                          ----------    ---------
Increase (decrease) in net assets from
  operations............................   5,192,810    2,340,763
                                          ==========    =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                         AllianceBernstein
                                             Variable
                                          Products Series  American Century
                                            Fund, Inc.         Variable                                       Eaton Vance
                                            (continued)    Portfolios, Inc.             Dreyfus             Variable Trust
                                         ----------------- ----------------  ----------------------------  ----------------
                                                                                Dreyfus
                                                                               Investment    The Dreyfus
                                                                              Portfolios-      Socially       VT
                                                              VP       VP       Emerging     Responsible   Floating-   VT
                                            Technology     Income &   Ultra     Markets      Growth Fund,    Rate    Income
                                           Portfolio --    Growth -- Fund --  Portfolio --     Inc. --      Income   Fund of
                                              Class B       Class I  Class I Initial Shares Initial Shares   Fund    Boston
                                         ----------------- --------- ------- -------------- -------------- --------- -------
                                           Period May 1,
                                              2003 to
                                           December 31,
                                               2003                          Year ended December 31, 2003
                                         ----------------- ----------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends.........     $     --           5       --         7,183          6,025     46,041       --
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...           --          --       --            --             --         --       --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type II (note 4a)......           --          --       --            --             --         --       --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type III (note 4a).....        3,031          --       --        24,707          6,444     10,221       --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IV (note 4a)......          277          --       --         6,367          1,248      2,342       --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type V (note 4a).......           --          --       --            --             --         --       --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VI (note 4a)......        2,754          31       11        46,872         61,000      3,374      256
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VII (note 4a).....          771          --       --        11,139         11,782      6,342       --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VIII (note 4a)....           --          --       --            --             --         --       --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IX (note 4a)......        3,862          --       --            --             --     11,453       --
                                             --------         ---      ---     ---------      ---------     ------    -----
Net investment income (expense).........      (10,695)        (26)     (11)      (81,902)       (74,449)    12,309     (256)
                                             --------         ---      ---     ---------      ---------     ------    -----
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............       23,538         (15)     (22)    2,471,095       (409,779)     2,989        5
   Unrealized appreciation
     (depreciation).....................      180,071         743      227       142,809      1,638,293     32,641    2,764
   Capital gain distributions...........           --          --       --            --             --         --       --
                                             --------         ---      ---     ---------      ---------     ------    -----
Net realized and unrealized gain (loss)
  on investments........................      203,609         728      205     2,613,904      1,228,514     35,630    2,769
                                             --------         ---      ---     ---------      ---------     ------    -----
Increase (decrease) in net assets from
  operations............................     $192,914         702      194     2,532,002      1,154,065     47,939    2,513
                                             ========         ===      ===     =========      =========     ======    =====

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                         Eaton Vance
                                          Variable
                                            Trust
                                         (continued)                          Federated Insurance Series
                                         ----------- ---------------------------------------------------------------------------
                                                     Federated                Federated   Federated
                                             VT       American               High Income High Income   Federated     Federated
                                          Worldwide   Leaders     Federated     Bond        Bond     International    Kaufmann
                                           Health    Fund II --    Capital   Fund II --  Fund II --      Small       Fund II --
                                          Sciences    Primary      Income      Primary     Service      Company       Service
                                            Fund       Shares      Fund II     Shares      Shares       Fund II        Shares
                                         ----------- ----------  ----------  ----------- ----------- ------------- --------------
                                                                                                      Period from
                                                                                                      January 1,    Period from
                                                                                                        2003 to    May 1, 2003 to
                                                                                                     November 14,   December 31,
                                                        Year ended December 31, 2003                     2003           2003
                                         ----------------------------------------------------------- ------------- --------------
Investment income and expense:
   Income -- Ordinary dividends.........  $     --    1,021,083   1,651,779   4,949,659   1,839,946           --           --
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...        --       31,768      17,766      41,221          --           --           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type II (note 4a)......        --      619,777     254,662     581,849          --           --           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type III (note 4a).....     7,514      242,317      78,178     339,538     166,612       17,977       12,249
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IV (note 4a)......       554       26,455       8,125      32,672      28,114        7,039        1,165
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type V (note 4a).......        --           --          --          --          --           --           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VI (note 4a)......     9,386           --          --          --     173,573       30,190       18,384
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VII (note 4a).....     5,840           --          --          --      98,420        7,623        8,076
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VIII (note 4a)....        --           --          --          --          --           --           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IX (note 4a)......     6,086           --          --          --       8,182          692       11,184
                                          --------   ----------  ----------  ----------   ---------    ---------      -------
Net investment income (expense).........   (29,380)     100,766   1,293,048   3,954,379   1,365,045      (63,521)     (51,058)
                                          --------   ----------  ----------  ----------   ---------    ---------      -------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............    25,467   (5,944,264) (6,877,849)  3,674,852   1,217,308    1,518,141      125,297
   Unrealized appreciation
     (depreciation).....................   224,588   20,835,057   9,915,284   5,331,295   2,861,176      236,321      648,953
   Capital gain distributions...........        --           --          --          --          --           --           --
                                          --------   ----------  ----------  ----------   ---------    ---------      -------
Net realized and unrealized gain (loss)
  on investments........................   250,055   14,890,793   3,037,435   9,006,147   4,078,484    1,754,462      774,250
                                          --------   ----------  ----------  ----------   ---------    ---------      -------
Increase (decrease) in net assets from
  operations............................  $220,675   14,991,559   4,330,483  12,960,526   5,443,529    1,690,941      723,192
                                          ========   ==========  ==========  ==========   =========    =========      =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4


                                                      Fidelity Variable Insurance Products Fund (VIP)
                                         ------------------------------------------------------------------------
                                          VIP Equity-    VIP Equity-                                      VIP
                                            Income         Income       VIP Growth     VIP Growth      Overseas
                                         Portfolio --   Portfolio --   Portfolio --   Portfolio --   Portfolio --
                                         Initial Class Service Class 2 Initial Class Service Class 2 Initial Class
                                         ------------- --------------- ------------- --------------- -------------
                                                                             Year ended December 31, 2003
                                         -------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends......... $  7,475,707     1,037,729         680,699        38,762        360,068
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...      815,403            --         639,904            --        194,039
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type II (note 4a)......    3,548,369            --       1,730,084            --        276,955
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type III (note 4a).....    1,030,587       370,825         914,984       157,134        131,117
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IV (note 4a)......      100,984        50,433          73,492        27,928         20,747
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type V (note 4a).......           --            --              --            --          2,651
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VI (note 4a)......           --       463,874              --       277,979             --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VII (note 4a).....           --       265,461              --       112,712             --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VIII (note 4a)....           --            --              --            --             --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IX (note 4a)......           --        27,188              --        16,304             --
                                         ------------    ----------     -----------    ----------     ----------
Net investment income (expense).........    1,980,364      (140,052)     (2,677,765)     (553,295)      (265,441)
                                         ------------    ----------     -----------    ----------     ----------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............  (18,278,840)     (798,779)    (49,551,027)   (1,899,734)     6,142,067
   Unrealized appreciation
     (depreciation).....................  118,163,157    21,844,821     117,974,995    12,711,359     11,873,456
   Capital gain distributions...........           --            --              --            --             --
                                         ------------    ----------     -----------    ----------     ----------
Net realized and unrealized gain (loss)
  on investments........................   99,884,317    21,046,042      68,423,968    10,811,625     18,015,523
                                         ------------    ----------     -----------    ----------     ----------
Increase (decrease) in net assets from
  operations............................ $101,864,681    20,905,990      65,746,203    10,258,330     17,750,082
                                         ============    ==========     ===========    ==========     ==========

                                         Fidelity Variable Insurance
                                          Products Fund II (VIP II)
                                         --------------------------
                                         VIP II Asset     VIP II
                                          Manager/SM/  Contrafund(R)
                                         Portfolio --  Portfolio --
                                         Initial Class Initial Class
                                         ------------- -------------

                                         ---------------------------
Investment income and expense:
   Income -- Ordinary dividends.........   7,371,687     1,468,496
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...   1,516,281       299,892
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type II (note 4a)......     684,432     2,694,630
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type III (note 4a).....     217,561     1,207,722
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IV (note 4a)......      19,592       137,783
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type V (note 4a).......          --            --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VI (note 4a)......          --            --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VII (note 4a).....          --            --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VIII (note 4a)....          --            --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IX (note 4a)......          --            --
                                          ----------    ----------
Net investment income (expense).........   4,933,821    (2,871,531)
                                          ----------    ----------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............  (8,185,528)   (9,319,912)
   Unrealized appreciation
     (depreciation).....................  33,141,434    85,542,202
   Capital gain distributions...........          --            --
                                          ----------    ----------
Net realized and unrealized gain (loss)
  on investments........................  24,955,906    76,222,290
                                          ----------    ----------
Increase (decrease) in net assets from
  operations............................  29,889,727    73,350,759
                                          ==========    ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                             Fidelity
                                             Variable
                                            Insurance
                                             Products
                                         Fund II (VIP II)
                                           (continued)
                                         ---------------- ---------------
                                                              VIP III
                                                              Dynamic
                                              VIP II          Capital
                                          Contrafund(R)    Appreciation
                                           Portfolio --    Portfolio --
                                         Service Class 2  Service Class 2
                                         ---------------- ---------------
                                                            Period from
                                            Year ended    May 1, 2003 to
                                           December 31,    December 31,
                                               2003            2003
                                         ---------------- ---------------
Investment income and expense:
   Income -- Ordinary dividends.........   $   142,441            --
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...            --            --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type II (note 4a)......            --            --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type III (note 4a).....       261,626           170
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IV (note 4a)......        38,195            --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type V (note 4a).......            --            --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VI (note 4a)......       390,243           115
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VII (note 4a).....       187,583           104
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VIII (note 4a)....            --            --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IX (note 4a)......        18,532           444
                                           -----------        ------
Net investment income (expense).........      (753,738)         (833)
                                           -----------        ------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............       350,712           856
   Unrealized appreciation
     (depreciation).....................    15,167,803        13,013
   Capital gain distributions...........            --            --
                                           -----------        ------
Net realized and unrealized gain (loss)
  on investments........................    15,518,515        13,869
                                           -----------        ------
Increase (decrease) in net assets from
  operations............................   $14,764,777        13,036
                                           ===========        ======





                                         Fidelity Variable Insurance Products Fund III (VIP III)
                                         ---------------------------------------------------------------------

                                            VIP III        VIP III        VIP III      VIP III      VIP III
                                           Growth &       Growth &        Growth       Mid Cap      Mid Cap
                                            Income         Income      Opportunities Portfolio -- Portfolio --
                                         Portfolio --   Portfolio --   Portfolio --    Initial      Service
                                         Initial Class Service Class 2 Initial Class    Class       Class 2
                                         ------------- --------------- ------------- ------------ ------------



                                                             Year ended December 31, 2003
                                         --------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends.........   1,117,249        192,013        279,664         168        154,386
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...      35,865             --         16,413          --          3,413
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type II (note 4a)......     794,568             --        305,605          --         26,688
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type III (note 4a).....     462,632        101,561        140,640          --        271,313
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IV (note 4a)......      58,950         11,312         17,977          --         34,982
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type V (note 4a).......         172             --             11         313             --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VI (note 4a)......          --        135,802             --          --        573,246
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VII (note 4a).....          --         80,722             --          --        215,114
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VIII (note 4a)....          --             --             --          --             --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IX (note 4a)......          --          6,847             --          --         31,959
                                          ----------      ---------     ----------      ------     ----------
Net investment income (expense).........    (234,938)      (144,231)      (200,982)       (145)    (1,002,329)
                                          ----------      ---------     ----------      ------     ----------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............  (7,294,707)      (127,193)    (9,460,193)      1,106      1,846,594
   Unrealized appreciation
     (depreciation).....................  26,038,023      4,511,688     17,920,957      13,326     25,744,841
   Capital gain distributions...........          --             --             --          --             --
                                          ----------      ---------     ----------      ------     ----------
Net realized and unrealized gain (loss)
  on investments........................  18,743,316      4,384,495      8,460,764      14,432     27,591,435
                                          ----------      ---------     ----------      ------     ----------
Increase (decrease) in net assets from
  operations............................  18,508,378      4,240,264      8,259,782      14,287     26,589,106
                                          ==========      =========     ==========      ======     ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                          Franklin Templeton
                                          Variable Insurance
                                            Products Trust                      GE Investments Funds, Inc.
                                         --------------------- -----------------------------------------------------------
                                                    Templeton
                                         Templeton    Global
                                          Foreign     Asset
                                         Securities Allocation
                                          Fund --    Fund --    Global               International   Mid-Cap      Money
                                          Class 2    Class 2    Income     Income       Equity     Value Equity   Market
                                           Shares     Shares     Fund       Fund         Fund          Fund        Fund
                                         ---------- ---------- --------- ----------  ------------- ------------ ----------
                                                                    Year ended December 31, 2003
                                         ---------------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends.........   $  224      107       575,844  6,613,604      294,056     2,396,462   4,273,388
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...       --       --        16,991    146,308        7,839        58,835     350,535
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type II (note 4a)......       --       --       143,074  1,179,340      123,246       820,015   2,661,047
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type III (note 4a).....       --       --            --    998,391       84,840       900,228   2,818,775
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IV (note 4a)......       --       --            --    133,856       12,106        78,968     567,770
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type V (note 4a).......       --       --            --        342        2,479           187      27,565
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VI (note 4a)......      156       59            --    165,898           --       448,607     733,102
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VII (note 4a).....       --       --            --    100,962           --       186,479     299,618
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VIII (note 4a)....       --       --            --         --           --            --          --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IX (note 4a)......       --       --            --     14,228           --        15,306      37,651
                                           ------      ---     --------- ----------    ---------    ----------  ----------
Net investment income (expense).........       68       48       415,779  3,874,279       63,546      (112,163) (3,222,675)
                                           ------      ---     --------- ----------    ---------    ----------  ----------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............       27      917     1,034,176  3,455,343      712,223        50,745          --
   Unrealized appreciation
     (depreciation).....................    4,385        8       342,964 (6,487,793)   8,710,030    48,691,534          --
   Capital gain distributions...........       --       --            --  2,669,616           --            --          --
                                           ------      ---     --------- ----------    ---------    ----------  ----------
Net realized and unrealized gain (loss)
  on investments........................    4,412      925     1,377,140   (362,834)   9,422,253    48,742,279          --
                                           ------      ---     --------- ----------    ---------    ----------  ----------
Increase (decrease) in net assets from
  operations............................   $4,480      973     1,792,919  3,511,445    9,485,799    48,630,116  (3,222,675)
                                           ======      ===     ========= ==========    =========    ==========  ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                                GE Investments Funds, Inc. (continued)
                                         ------------------------------------------------------------------------------------
                                           Premier    Real Estate               Small-Cap                             Value
                                           Growth     Securities   S&P 500(R)     Value    Total Return U.S. Equity   Equity
                                         Equity Fund     Fund      Index Fund  Equity Fund     Fund        Fund        Fund
                                         -----------  ----------- -----------  ----------- ------------ ----------- ---------
                                                                     Year ended December 31, 2003
                                         ------------------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends......... $   198,767   2,652,130    6,403,875      40,187    2,327,513     872,161    331,489
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...      18,214      52,938      194,867       1,151      111,546      12,831         --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type II (note 4a)......     329,070     608,285    3,284,869      14,799      883,475     373,277         --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type III (note 4a).....     615,632     310,833    1,875,256     220,310      520,410     504,742     89,091
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IV (note 4a)......      77,140      25,422      212,091      31,612       49,460      50,484     33,569
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type V (note 4a).......         519         749        1,148          --          483         316         --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VI (note 4a)......     272,295       9,591      762,029     374,676       43,924     223,481    137,067
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VII (note 4a).....     100,939       4,414      341,322     142,223       18,699     133,718     73,807
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VIII (note 4a)....          --          --           --          --      325,187          --         --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IX (note 4a)......      24,333       7,578       45,843      15,287       63,255       9,600      5,880
                                         -----------  ----------  -----------  ----------   ----------  ----------  ---------
Net investment income (expense).........  (1,239,375)  1,632,320     (313,550)   (759,871)     311,074    (436,288)    (7,925)
                                         -----------  ----------  -----------  ----------   ----------  ----------  ---------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............  (1,354,467)  2,946,152  (47,389,162)        889   (1,807,460) (4,360,761)  (179,926)
   Unrealized appreciation
     (depreciation).....................  25,927,068  13,185,479  158,355,697  13,296,441   26,987,569  22,237,895  4,879,388
   Capital gain distributions...........          --   3,906,271           --          --           --          --         --
                                         -----------  ----------  -----------  ----------   ----------  ----------  ---------
Net realized and unrealized gain (loss)
  on investments........................  24,572,601  20,037,902  110,966,535  13,297,330   25,180,109  17,877,134  4,699,462
                                         -----------  ----------  -----------  ----------   ----------  ----------  ---------
Increase (decrease) in net assets from
  operations............................ $23,333,226  21,670,222  110,652,985  12,537,459   25,491,183  17,440,846  4,691,537
                                         ===========  ==========  ===========  ==========   ==========  ==========  =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                                                  Greenwich
                                                        Goldman Sachs Variable  Street Series
                                                            Insurance Trust          Fund
                                                        ----------------------  --------------
                                                                                   Salomon
                                                                                   Brothers
                                                         Goldman                   Variable
                                                          Sachs      Goldman       Emerging
                                                        Growth and    Sachs         Growth
                                                          Income     Mid Cap       Fund --
                                                           Fund     Value Fund     Class II
                                                        ----------  ----------  --------------
                                                                                 Period from
                                                                                May 1, 2003 to
                                                              Year ended         December 31,
                                                           December 31, 2003         2003
                                                        ----------------------  --------------
Investment income and expense:
   Income -- Ordinary dividends........................ $  262,659   1,239,661          --
   Expenses -- Mortality and expense risk charges --
     Type I (note 4a)..................................      7,514     107,328          --
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type II (note 4a)......    129,792     966,576          --
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type III (note 4a).....    120,257     888,174       2,731
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type IV (note 4a)......     16,273      76,365         376
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type V (note 4a).......         --          --          --
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type VI (note 4a)......         --          --       7,139
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type VII (note 4a).....         --          --       3,129
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type VIII (note 4a)....         --          --          --
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type IX (note 4a)......         --          --       1,786
                                                        ----------  ----------     -------
Net investment income (expense)........................    (11,177)   (798,782)    (15,161)
                                                        ----------  ----------     -------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)............................   (508,336)  5,486,781     105,500
   Unrealized appreciation (depreciation)..............  4,377,331  26,662,384     170,701
   Capital gain distributions..........................         --   1,627,201          --
                                                        ----------  ----------     -------
Net realized and unrealized gain (loss) on investments.  3,868,995  33,776,366     276,201
                                                        ----------  ----------     -------
Increase (decrease) in net assets from operations...... $3,857,818  32,977,584     261,040
                                                        ==========  ==========     =======


                                                                         Janus Aspen Series
                                                        ----------------------------------------------------


                                                                                      Capital      Capital
                                                          Balanced      Balanced   Appreciation  Appreciation
                                                        Portfolio --  Portfolio -- Portfolio --  Portfolio --
                                                        Institutional   Service    Institutional   Service
                                                           Shares        Shares       Shares        Shares
                                                        ------------- ------------ ------------- ------------



                                                                    Year ended December 31, 2003
                                                        ----------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends........................    9,067,340    1,988,057       755,439       47,296
   Expenses -- Mortality and expense risk charges --
     Type I (note 4a)..................................      319,635           --        82,722           --
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type II (note 4a)......    3,598,632           --     1,128,927           --
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type III (note 4a).....    1,928,219      385,130     1,029,292       82,107
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type IV (note 4a)......      156,130       51,894        85,696       11,849
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type V (note 4a).......           --           --            16           --
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type VI (note 4a)......           --      784,006            --      156,267
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type VII (note 4a).....           --      365,850            --       49,091
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type VIII (note 4a)....           --           --            --           --
   Expenses -- Mortality and expense risk charges and
     administrative expenses -- Type IX (note 4a)......           --       16,724            --        3,401
                                                         -----------   ----------   -----------   ----------
Net investment income (expense)........................    3,064,724      384,453    (1,571,214)    (255,419)
                                                         -----------   ----------   -----------   ----------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)............................  (16,074,600)    (413,469)  (36,132,244)  (1,598,692)
   Unrealized appreciation (depreciation)..............   61,535,869   12,238,875    64,861,360    5,163,850
   Capital gain distributions..........................           --           --            --           --
                                                         -----------   ----------   -----------   ----------
Net realized and unrealized gain (loss) on investments.   45,461,269   11,825,406    28,729,116    3,565,158
                                                         -----------   ----------   -----------   ----------
Increase (decrease) in net assets from operations......   48,525,993   12,209,859    27,157,902    3,309,739
                                                         ===========   ==========   ===========   ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                                         Janus Aspen Series (continued)
                                         --------------------------------------------------------------------------------
                                                         Flexible    Global Life     Global
                                          Core Equity     Income       Sciences    Technology     Growth        Growth
                                         Portfolio --  Portfolio --  Portfolio -- Portfolio -- Portfolio --  Portfolio --
                                         Institutional Institutional   Service      Service    Institutional   Service
                                            Shares        Shares        Shares       Shares       Shares        Shares
                                         ------------- ------------- ------------ ------------ ------------- ------------
                                                                          Year ended December 31, 2003
                                         --------------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends.........     $   4       4,154,839            --           --       200,385           --
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...        --          69,846         5,469       10,705       313,974           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type II (note 4a)......        --         804,709        58,345       56,128     1,874,355           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type III (note 4a).....        --         458,482        85,360       73,730     1,033,018       69,363
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IV (note 4a)......        --          38,725         8,613       11,782       107,810        9,679
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type V (note 4a).......        19           5,311            --           --            --           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VI (note 4a)......        --              --        52,070       42,404            --      137,641
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VII (note 4a).....        --              --        11,813       15,659            --       51,408
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VIII (note 4a)....        --              --            --           --            --           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IX (note 4a)......        --              --            --           --            --           --
                                             -----      ----------    ----------   ----------   -----------   ----------
Net investment income (expense).........       (15)      2,777,766      (221,670)    (210,408)   (3,128,772)    (268,091)
                                             -----      ----------    ----------   ----------   -----------   ----------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............      (130)      3,102,986    (2,111,851)  (5,562,604)  (52,859,279)  (2,547,271)
   Unrealized appreciation
     (depreciation).....................       687      (1,204,733)    5,642,778   10,882,379   117,113,119    7,296,628
   Capital gain distributions...........        --              --            --           --            --           --
                                             -----      ----------    ----------   ----------   -----------   ----------
Net realized and unrealized gain (loss)
  on investments........................       557       1,898,253     3,530,927    5,319,775    64,253,840    4,749,357
                                             -----      ----------    ----------   ----------   -----------   ----------
Increase (decrease) in net assets from
  operations............................     $ 542       4,676,019     3,309,257    5,109,367    61,125,068    4,481,266
                                             =====      ==========    ==========   ==========   ===========   ==========

                                         -------------
                                         International
                                            Growth
                                         Portfolio --
                                         Institutional
                                            Shares
                                         -------------

                                         -------------
Investment income and expense:
   Income -- Ordinary dividends.........    1,071,063
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...       61,525
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type II (note 4a)......      752,573
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type III (note 4a).....      375,618
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IV (note 4a)......       61,843
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type V (note 4a).......        2,045
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VI (note 4a)......           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VII (note 4a).....           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VIII (note 4a)....           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IX (note 4a)......           --
                                          -----------
Net investment income (expense).........     (182,541)
                                          -----------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............  (12,495,460)
   Unrealized appreciation
     (depreciation).....................   38,222,502
   Capital gain distributions...........           --
                                          -----------
Net realized and unrealized gain (loss)
  on investments........................   25,727,042
                                          -----------
Increase (decrease) in net assets from
  operations............................   25,544,501
                                          ===========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4


                                                           Janus Aspen Series (continued)
                                         ------------------------------------------------------------------
                                         International    Mid Cap      Mid Cap      Worldwide    Worldwide
                                            Growth        Growth        Growth       Growth        Growth
                                         Portfolio --  Portfolio --  Portfolio -- Portfolio --  Portfolio --
                                            Service    Institutional   Service    Institutional   Service
                                            Shares        Shares        Shares       Shares        Shares
                                         ------------- ------------- ------------ ------------- ------------
                                                                        Year ended December 31, 2003
                                         -------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends.........  $  220,121             --           --     3,100,897      183,249
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...          --        136,564           --       397,934           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type II (note 4a)......          --        987,377           --     2,598,030           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type III (note 4a).....      61,766        642,594       51,289       871,216       87,166
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IV (note 4a)......      46,906         75,830        5,981       106,860       12,998
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type V (note 4a).......          --             --           --            --           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VI (note 4a)......     140,995             --      100,407            --      170,862
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VII (note 4a).....      44,271             --       26,567            --       69,657
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VIII (note 4a)....          --             --           --            --           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IX (note 4a)......       4,154             --           --            --           --
                                          ----------   ------------   ----------   -----------   ----------
Net investment income (expense).........     (77,971)    (1,842,365)    (184,244)     (873,143)    (157,434)
                                          ----------   ------------   ----------   -----------   ----------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............   3,101,834   (107,125,873)  (1,263,523)  (65,238,753)  (2,222,890)
   Unrealized appreciation
     (depreciation).....................   4,835,337    145,894,301    4,865,717   121,705,488    6,825,872
   Capital gain distributions...........          --             --           --            --           --
                                          ----------   ------------   ----------   -----------   ----------
Net realized and unrealized gain (loss)
  on investments........................   7,937,171     38,768,428    3,602,194    56,466,735    4,602,982
                                          ----------   ------------   ----------   -----------   ----------
Increase (decrease) in net assets from
  operations............................  $7,859,200     36,926,063    3,417,950    55,593,592    4,445,548
                                          ==========   ============   ==========   ===========   ==========

                                               J.P. Morgan
                                             Series Trust II
                                         ----------------------


                                                   International
                                           Bond    Opportunities
                                         Portfolio   Portfolio
                                         --------- -------------

                                         -----------------------
Investment income and expense:
   Income -- Ordinary dividends.........    883         --
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...     --         --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type II (note 4a)......     --         --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type III (note 4a).....     --         --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IV (note 4a)......     --         --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type V (note 4a).......     --         --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VI (note 4a)......    387          2
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VII (note 4a).....     --         --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VIII (note 4a)....     --         --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IX (note 4a)......     --         --
                                           ----         --
Net investment income (expense).........    496         (2)
                                           ----         --
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............    (53)         3
   Unrealized appreciation
     (depreciation).....................   (437)        51
   Capital gain distributions...........    624         --
                                           ----         --
Net realized and unrealized gain (loss)
  on investments........................    134         54
                                           ----         --
Increase (decrease) in net assets from
  operations............................    630         52
                                           ====         ==

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                         J.P. Morgan
                                           Series
                                          Trust II
                                         (continued)                 MFS(R) Variable Insurance Trust
                                         ----------- ---------------------------------------------------------------
                                                        MFS(R)       MFS(R)       MFS(R)       MFS(R)
                                                      Investors    Investors       New         Total        MFS(R)
                                                     Growth Stock    Trust      Discovery      Return     Utilities
                                           Mid Cap    Series --    Series --    Series --    Series --    Series --
                                            Value      Service      Service      Service      Service      Service
                                          Portfolio  Class Shares Class Shares Class Shares Class Shares Class Shares
                                         ----------- ------------ ------------ ------------ ------------ ------------
                                                                 Year ended December 31, 2003
                                         ---------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends.........   $   60             --      70,720           --        416        416,686
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...       --             --          --        1,043         --             --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type II (note 4a)......       --             --          --       17,145         --             --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type III (note 4a).....       --         65,616      64,628      132,304         --         82,442
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IV (note 4a)......       --         12,612      11,163       13,113         --          5,792
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type V (note 4a).......       --             --          --           --         --             --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VI (note 4a)......      231        172,359     119,187      192,070        301        152,819
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VII (note 4a).....       --         56,913      51,693       65,859         --         67,882
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VIII (note 4a)....       --             --          --           --         --             --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IX (note 4a)......       --          8,505       4,200        9,313         --          5,154
                                           ------     ----------   ---------    ---------      -----      ---------
Net investment income (expense).........     (171)      (316,005)   (180,151)    (430,847)       115        102,597
                                           ------     ----------   ---------    ---------      -----      ---------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............      985     (1,581,632)   (442,323)      17,066         21       (916,779)
   Unrealized appreciation
     (depreciation).....................    3,794      5,732,067   3,758,246    7,603,890      3,712      6,765,881
   Capital gain distributions...........       --             --          --           --         --             --
                                           ------     ----------   ---------    ---------      -----      ---------
Net realized and unrealized gain (loss)
  on investments........................    4,779      4,150,435   3,315,923    7,620,956      3,733      5,849,102
                                           ------     ----------   ---------    ---------      -----      ---------
Increase (decrease) in net assets from
  operations............................   $4,608      3,834,430   3,135,772    7,190,109      3,848      5,951,699
                                           ======     ==========   =========    =========      =====      =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                               Nations Separate
                                                 Account Trust                       Oppenheimer Variable Account Funds
                                         ----------------------------  -------------------------------------------------
                                                                                    Oppenheimer
                                                           Nations                  Aggressive
                                            Nations        Marsico     Oppenheimer    Growth                Oppenheimer
                                            Marsico     International  Aggressive   Fund/VA --  Oppenheimer   Capital
                                             Growth     Opportunities    Growth       Service      Bond     Appreciation
                                           Portfolio      Portfolio      Fund/VA      Shares      Fund/VA     Fund/VA
                                         -------------- -------------- -----------  ----------- ----------- ------------
                                          Period from    Period from
                                         May 1, 2003 to May 1, 2003 to
                                          December 31,   December 31,
                                              2003           2003                       Year ended December 31, 2003
                                         -------------- -------------- -------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends.........   $       --          304              --        --     7,551,324      658,915
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...           --           --         290,069        --       125,647      250,787
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type II (note 4a)......           --           --         826,750        --     1,068,662    1,458,984
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type III (note 4a).....        7,144        4,718         288,020     3,346       532,879      593,462
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IV (note 4a)......        1,948        1,530          27,801       150        40,983       71,647
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type V (note 4a).......           --           --              --        --            --           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VI (note 4a)......       20,908        8,513              --     1,976            --           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VII (note 4a).....       20,699        6,530              --     1,362            --           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VIII (note 4a)....           --           --              --        --            --           --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IX (note 4a)......       15,087        6,436              --     2,421            --           --
                                           ----------      -------     -----------    ------     ---------  -----------
Net investment income (expense).........      (65,786)     (27,423)     (1,432,640)   (9,255)    5,783,153   (1,715,965)
                                           ----------      -------     -----------    ------     ---------  -----------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............      105,009      191,396     (46,670,609)   16,228       994,550  (17,481,761)
   Unrealized appreciation
     (depreciation).....................      939,883      754,103      70,135,856    48,911      (401,178)  62,718,810
   Capital gain distributions...........           --           --              --        --            --           --
                                           ----------      -------     -----------    ------     ---------  -----------
Net realized and unrealized gain (loss)
  on investments........................    1,044,892      945,499      23,465,247    65,139       593,372   45,237,049
                                           ----------      -------     -----------    ------     ---------  -----------
Increase (decrease) in net assets from
  operations............................   $  979,106      918,076      22,032,607    55,884     6,376,525   43,521,084
                                           ==========      =======     ===========    ======     =========  ===========


                                         ------------
                                         Oppenheimer
                                           Capital
                                         Appreciation
                                          Fund/VA --
                                           Service
                                            Shares
                                         ------------




                                         ------------
Investment income and expense:
   Income -- Ordinary dividends.........        26
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...        --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type II (note 4a)......        --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type III (note 4a).....     8,191
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IV (note 4a)......     1,604
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type V (note 4a).......        --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VI (note 4a)......     7,477
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VII (note 4a).....     4,261
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VIII (note 4a)....        --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IX (note 4a)......     8,873
                                           -------
Net investment income (expense).........   (30,380)
                                           -------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............    65,638
   Unrealized appreciation
     (depreciation).....................   544,217
   Capital gain distributions...........        --
                                           -------
Net realized and unrealized gain (loss)
  on investments........................   609,855
                                           -------
Increase (decrease) in net assets from
  operations............................   579,475
                                           =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                                                                          PBHG Insurance
                                                Oppenheimer Variable Account Funds (continued)           Series Fund, Inc.
                                         -----------------------------------------------------------  ----------------------
                                         Oppenheimer                          Oppenheimer
                                           Global                 Oppenheimer Main Street
                                         Securities               Main Street  Small Cap  Oppenheimer                PBHG
                                         Fund/VA --   Oppenheimer Fund/VA --  Fund/VA --   Multiple      PBHG      Large Cap
                                           Service    High Income   Service     Service   Strategies   Growth II    Growth
                                           Shares       Fund/VA     Shares      Shares      Fund/VA    Portfolio   Portfolio
                                         -----------  ----------- ----------- ----------- ----------- ----------  ----------
                                                                     Year ended December 31, 2003
                                         -----------------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends......... $   250,792   7,505,733     303,721         --    2,110,900          --          --
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...          --     185,283          --         --      169,733      11,318      17,746
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type II (note 4a)......          --     927,985          --         --      529,415     184,374     244,870
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type III (note 4a).....     172,956     324,327     142,682      7,537      235,687          --          --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IV (note 4a)......      37,089      46,587      23,644      1,595       19,462          --          --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type V (note 4a).......          --          --          --         --           --          --          --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VI (note 4a)......     365,391          --     298,781     11,001           --          --          --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VII (note 4a).....     114,745          --     147,134      9,802           --          --          --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type VIII (note 4a)....          --          --          --         --           --          --          --
   Expenses -- Mortality and expense
     risk charges and administrative
     expenses -- Type IX (note 4a)......      17,151          --      10,469      8,491           --          --          --
                                         -----------  ----------  ----------    -------   ----------  ----------  ----------
Net investment income (expense).........    (456,540)  6,021,551    (318,989)   (38,426)   1,156,603    (195,692)   (262,616)
                                         -----------  ----------  ----------    -------   ----------  ----------  ----------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............       6,406  (7,648,698)   (674,767)   244,204   (2,654,977) (1,883,145) (8,228,688)
   Unrealized appreciation
     (depreciation).....................  18,054,212  22,851,165  10,382,149    735,614   15,883,735   5,011,706  13,355,969
   Capital gain distributions...........          --          --          --         --           --          --          --
                                         -----------  ----------  ----------    -------   ----------  ----------  ----------
Net realized and unrealized gain (loss)
  on investments........................  18,060,618  15,202,467   9,707,382    979,818   13,228,758   3,128,561   5,127,281
                                         -----------  ----------  ----------    -------   ----------  ----------  ----------
Increase (decrease) in net assets from
  operations............................ $17,604,078  21,224,018   9,388,393    941,392   14,385,361   2,932,869   4,864,665
                                         ===========  ==========  ==========    =======   ==========  ==========  ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                       PIMCO Variable Insurance Trust
                                         ----------------------------------------------------------
                                                                       Long-Term U.S.
                                          Foreign Bond    High Yield     Government    Total Return
                                          Portfolio --   Portfolio --   Portfolio --   Portfolio --
                                         Administrative Administrative Administrative Administrative
                                          Class Shares   Class Shares   Class Shares   Class Shares
                                         -------------- -------------- -------------- --------------



                                                        Year ended December 31, 2003
                                         ----------------------------------------------------------
Investment income and expense:
 Income -- Ordinary dividends...........   $ 290,661       4,492,276      2,416,764     6,030,061
 Expenses -- Mortality and expense risk
   charges -- Type I (note 4a)..........          --              --             --         2,021
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type II (note 4a).................          --              --             --        69,678
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type III (note 4a)................      54,049         283,311        413,349       799,819
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type IV (note 4a).................       5,215          39,108         45,845       176,488
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type V (note 4a)..................          --              --             --            --
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type VI (note 4a).................      82,491         416,825        480,759     1,420,100
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type VII (note 4a)................      30,030         207,140        293,375       813,414
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type VIII (note 4a)...............          --              --             --            --
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type IX (note 4a).................          --          30,970         15,488        57,515
                                           ---------      ----------     ----------     ---------
Net investment income (expense).........     118,876       3,514,922      1,167,948     2,691,026
                                           ---------      ----------     ----------     ---------
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss)...............      96,041       1,772,986        610,025     1,792,216
 Unrealized appreciation (depreciation).    (202,048)      6,070,757     (1,489,148)     (208,896)
 Capital gain distributions.............          --              --      1,107,205     1,947,400
                                           ---------      ----------     ----------     ---------
Net realized and unrealized gain (loss)
 on investments.........................    (106,007)      7,843,743        228,082     3,530,720
                                           ---------      ----------     ----------     ---------
Increase (decrease) in net assets from
 operations.............................   $  12,869      11,358,665      1,396,030     6,221,746
                                           =========      ==========     ==========     =========

                                                     The Prudential Series Fund, Inc.
                                         --------------------------------------------------------
                                                                        SP Jennison  SP Prudential
                                            Jennison       Jennison    International U.S. Emerging
                                          Portfolio --   20/20 Focus      Growth        Growth
                                            Class II     Portfolio --  Portfolio --  Portfolio --
                                             Shares        Class II      Class II      Class II
                                         -------------- -------------- ------------- -------------
                                          Period from    Period from
                                         May 1, 2003 to May 1, 2003 to
                                          December 31,   December 31,          Year ended
                                              2003           2003           December 31, 2003
                                         -------------- -------------- --------------------------
Investment income and expense:
 Income -- Ordinary dividends...........         --             --             --           --
 Expenses -- Mortality and expense risk
   charges -- Type I (note 4a)..........         --             --             --           --
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type II (note 4a).................         --             --             --           --
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type III (note 4a)................      1,669            418          1,235        1,062
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type IV (note 4a).................         38             --             --           --
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type V (note 4a)..................         --             --             --           --
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type VI (note 4a).................         50             75             --           --
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type VII (note 4a)................         23             61             --           --
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type VIII (note 4a)...............         --             --             --           --
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type IX (note 4a).................        317             32             --           --
                                             ------         ------        -------       ------
Net investment income (expense).........     (2,097)          (586)        (1,235)      (1,062)
                                             ------         ------        -------       ------
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss)...............     (1,818)           635        115,131       (1,092)
 Unrealized appreciation (depreciation).     35,176         14,101           (174)      24,293
 Capital gain distributions.............         --             --             --           --
                                             ------         ------        -------       ------
Net realized and unrealized gain (loss)
 on investments.........................     33,358         14,736        114,957       23,201
                                             ------         ------        -------       ------
Increase (decrease) in net assets from
 operations.............................     31,261         14,150        113,722       22,139
                                             ======         ======        =======       ======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                           Rydex                                                        Scudder
                                          Variable                                                      Variable
                                           Trust       Salomon Brothers Variable Series Funds, Inc     Series II
                                         ----------  -----------------------------------------------  ------------
                                                                                 Salomon    Salomon
                                                       Salomon                  Brothers    Brothers    Scudder
                                                      Brothers      Salomon     Variable    Variable   Technology
                                                      Variable      Brothers    Strategic    Total       Growth
                                                      Investors   Variable All    Bond       Return   Portfolio --
                                            OTC        Fund --    Cap Fund --    Fund --    Fund --     Class B
                                            Fund       Class I      Class II     Class I    Class I      Shares
                                         ----------  ----------  -------------- ---------  ---------  ------------
                                                                  Period from
                                                                 May 1, 2003 to
                                               Year ended         December 31,              Year ended
                                            December 31, 2003         2003              December 31, 2003
                                         ----------------------  -------------- ---------------------------------
Investment income and expense:
 Income -- Ordinary dividends........... $       --     662,501          --     2,665,273    282,972       --
 Expenses -- Mortality and expense risk
   charges -- Type I (note 4a)..........         --      43,137          --        35,258      5,473       --
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type II (note 4a).................         --     247,412          --       348,672    107,988       --
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type III (note 4a)................     28,026     335,801       5,751       348,009    134,025       --
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type IV (note 4a).................      2,479      29,598         190        39,412      9,295       --
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type V (note 4a)..................         --          --          --            --         --       --
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type VI (note 4a).................     65,885          --      11,487            --         --        7
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type VII (note 4a)................     28,758          --       8,470            --         --       --
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type VIII (note 4a)...............         --          --          --            --         --       --
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type IX (note 4a).................      3,937          --       3,338            --         --       --
                                         ----------  ----------     -------     ---------  ---------      ---
Net investment income (expense).........   (129,085)      6,553     (29,236)    1,893,922     26,191       (7)
                                         ----------  ----------     -------     ---------  ---------      ---
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss)...............   (880,952) (3,305,045)     50,864     3,320,791     (4,660)       2
 Unrealized appreciation (depreciation).  3,894,505  15,342,042     632,103      (476,633) 2,108,750      218
 Capital gain distributions.............         --          --          --     1,117,503    215,308       --
                                         ----------  ----------     -------     ---------  ---------      ---
Net realized and unrealized gain (loss)
 on investments.........................  3,013,553  12,036,997     682,967     3,961,661  2,319,398      220
                                         ----------  ----------     -------     ---------  ---------      ---
Increase (decrease) in net assets from
 operations............................. $2,884,468  12,043,550     653,731     5,855,583  2,345,589      213
                                         ==========  ==========     =======     =========  =========      ===

                                              Van Kampen Life
                                             Investment Trust
                                         ------------------------


                                                        Emerging
                                           Comstock      Growth
                                         Portfolio -- Portfolio --
                                           Class II     Class II
                                            Shares       Shares
                                         ------------ ------------


                                                Year ended
                                             December 31, 2003
                                         ------------------------
Investment income and expense:
 Income -- Ordinary dividends...........     48,121          --
 Expenses -- Mortality and expense risk
   charges -- Type I (note 4a)..........         --          --
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type II (note 4a).................         --          --
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type III (note 4a)................     21,717       4,769
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type IV (note 4a).................      5,503         361
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type V (note 4a)..................         --          --
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type VI (note 4a).................     96,293      30,687
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type VII (note 4a)................     66,503      14,770
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type VIII (note 4a)...............         --          --
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   -- Type IX (note 4a).................     16,846       4,833
                                          ---------     -------
Net investment income (expense).........   (158,741)    (55,420)
                                          ---------     -------
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss)...............    432,826      82,607
 Unrealized appreciation (depreciation).  3,776,299     751,563
 Capital gain distributions.............         --          --
                                          ---------     -------
Net realized and unrealized gain (loss)
 on investments.........................  4,209,125     834,170
                                          ---------     -------
Increase (decrease) in net assets from
 operations.............................  4,050,384     778,750
                                          =========     =======

                See accompanying notes to financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                      Statements of Changes in Net Assets

                                                                            AIM Variable Insurance Funds
                                             ------------------------------------------------------------------------------
                                             AIM V.I. Aggressive  AIM V.I. Basic      AIM V.I. Capital     AIM V.I. Capital
                                                  Growth               Value            Appreciation        Appreciation
                                             Fund -- Series I    Fund -- Series II    Fund -- Series I     Fund -- Series I
                                                  Shares              Shares               Shares              Shares
                                             ------------------  ----------------- ----------------------  --------------
                                                                    Period from
                                                Year ended          May 1, 2003          Year ended          Year ended
                                               December 31,       to December 31,       December 31,        December 31,
                                             ------------------  ----------------- ----------------------  --------------
                                               2003      2002          2003           2003        2002      2003     2002
                                             -------   -------   ----------------- ----------  ----------  ------   ------
Increase (decrease) in net assets
From operations:
   Net investment income (expense).......... $   (14)     (114)        (26,862)      (272,142)   (228,447)    (53)     (36)
   Net realized gain (loss) on
     investments............................     379    (9,943)         47,938     (1,081,971) (1,252,886)    498       (3)
   Unrealized appreciation
     (depreciation) on investments..........      99      (455)        596,743      5,682,372  (2,886,768)  1,917   (1,020)
   Capital gain distributions...............      --        --              --             --          --      --       --
                                             -------   -------       ---------     ----------  ----------  ------   ------
       Increase (decrease) in net
         assets from operations.............     464   (10,512)        617,819      4,328,259  (4,368,101)  2,362   (1,059)
                                             -------   -------       ---------     ----------  ----------  ------   ------
From capital transactions:
   Net premiums.............................     365       705       4,484,538      3,785,769   3,361,198      --       --
   Transfers (to) from the general
     account of GE Life & Annuity:
     Death benefits.........................      --        --              --       (215,136)    (90,500)     --       --
     Surrenders.............................  (1,341)     (244)        (44,613)      (898,247)   (936,488)   (150)      --
     Cost of insurance and
       administrative expense (note 4a).....      --       705            (461)       (27,925)    (13,304)     --       --
     Capital contribution...................      --        --              --             --          --      --       --
     Transfers (to) from the Guarantee
       Account..............................    (237)     (702)        480,422        778,186   3,541,435  (4,000)       2
     Transfers (to) from other
       subaccounts..........................      31     2,859       2,105,947     (1,077,472) (1,856,784)  2,216      866
                                             -------   -------       ---------     ----------  ----------  ------   ------
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............  (1,182)    3,323       7,025,833      2,345,175   4,005,557  (1,934)     868
                                             -------   -------       ---------     ----------  ----------  ------   ------
Increase (decrease) in net assets...........    (718)   (7,189)      7,643,652      6,673,434    (362,544)    428     (191)
Net assets at beginning of year.............   1,842     9,031              --     15,429,711  15,792,255   4,711    4,902
                                             -------   -------       ---------     ----------  ----------  ------   ------
Net assets at end of period................. $ 1,124     1,842       7,643,652     22,103,145  15,429,711   5,139    4,711
                                             =======   =======       =========     ==========  ==========  ======   ======
Changes in units (note 5):
   Units purchased..........................      60       600         597,699        749,588   1,301,411     134      117
   Units redeemed...........................    (241)   (1,571)         (5,274)      (377,492)   (546,194)   (251)      --
                                             -------   -------       ---------     ----------  ----------  ------   ------
   Net increase (decrease) in units
     from capital transactions with
     contract owners during the years
     or lesser period ended
     December 31, 2003 and 2002.............    (181)     (971)        592,425        372,096     755,217    (117)     117
                                             =======   =======       =========     ==========  ==========  ======   ======

                                             ---------------
                                             AIM V.I. Core
                                                 Equity
                                             Fund -- Series I
                                                 Shares
                                             ---------------

                                               Year ended
                                              December 31,
                                             ---------------
                                              2003     2002
                                             ------   -----
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........     (2)     --
   Net realized gain (loss) on
     investments............................    479     (15)
   Unrealized appreciation
     (depreciation) on investments..........    188     (94)
   Capital gain distributions...............     --      --
                                             ------   -----
       Increase (decrease) in net
         assets from operations.............    665    (109)
                                             ------   -----
From capital transactions:
   Net premiums.............................  1,534   1,088
   Transfers (to) from the general
     account of GE Life & Annuity:
     Death benefits.........................     --      --
     Surrenders.............................     --      --
     Cost of insurance and
       administrative expense (note 4a).....     --      --
     Capital contribution...................     --      --
     Transfers (to) from the Guarantee
       Account..............................  1,409      --
     Transfers (to) from other
       subaccounts.......................... (3,614)    155
                                             ------   -----
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............   (671)  1,243
                                             ------   -----
Increase (decrease) in net assets...........     (6)  1,134
Net assets at beginning of year.............  1,404     270
                                             ------   -----
Net assets at end of period.................  1,398   1,404
                                             ======   =====
Changes in units (note 5):
   Units purchased..........................    204     201
   Units redeemed...........................   (250)     --
                                             ------   -----
   Net increase (decrease) in units
     from capital transactions with
     contract owners during the years
     or lesser period ended
     December 31, 2003 and 2002.............    (46)    201
                                             ======   =====

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                                 AIM Variable Insurance Funds (continued)
                                             -------------------------------------------------------------------------------
                                             AIM V.I. Global                                                    AIM V.I. New
                                                Utilities      AIM V.I. Government        AIM V.I. Growth        Technology
                                             Fund -- Series I       Securities           Fund -- Series I     Fund -- Series I
                                                 Shares       Fund -- Series I Shares         Shares               Shares
                                             --------------   ---------------------   ----------------------  ----------------
                                               Year ended           Year ended              Year ended           Year ended
                                              December 31,         December 31,            December 31,         December 31,
                                             --------------   ---------------------   ----------------------  ----------------
                                               2003     2002     2003         2002       2003        2002       2003     2002
                                             -------   -----  ----------   ---------  ----------  ----------  -------  -------
Increase (decrease) in net assets
From operations:
   Net investment income (expense).......... $    37      42      27,709      (3,334)   (141,537)   (124,544)    (526)    (198)
   Net realized gain (loss) on
     investments............................  (1,163)    102      19,902      36,073    (604,925) (1,059,055)  20,766  (41,968)
   Unrealized appreciation
     (depreciation) on investments..........      52    (526)    (10,649)      3,187   3,139,432  (1,949,608)     585   26,317
   Capital gain distributions...............      --      --         513          --          --          --       --       --
                                             -------   -----  ----------   ---------  ----------  ----------  -------  -------
       Increase (decrease) in net
         assets from operations.............  (1,074)   (382)     37,475      35,926   2,392,970  (3,133,207)  20,825  (15,849)
                                             -------   -----  ----------   ---------  ----------  ----------  -------  -------
From capital transactions:
   Net premiums.............................      90     855         300       1,935     890,810   2,122,936    8,569   15,994
   Transfers (to) from the general
     account of GE Life & Annuity:
     Death benefits.........................      --      --          --          --     (46,157)    (30,397)      --       --
     Surrenders.............................    (140)     --    (998,525)   (508,186)   (464,715)   (398,150)    (226)    (375)
     Cost of insurance and
       administrative expense (note 4a).....      --      --          --          --     (14,823)     (7,906)      --       --
     Capital contribution...................      --      --          --          --          --          --       --       --
     Transfers (to) from the Guarantee
       Account..............................  (1,829)      2  (1,401,312)        109     568,272   2,011,516   32,550        4
     Transfers (to) from other
       subaccounts..........................   3,179       1   1,272,157   1,985,835     (83,336)   (681,930)  45,524  (46,115)
                                             -------   -----  ----------   ---------  ----------  ----------  -------  -------
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............   1,300     858  (1,127,380)  1,479,693     850,051   3,016,069   86,417  (30,492)
                                             -------   -----  ----------   ---------  ----------  ----------  -------  -------
Increase (decrease) in net assets...........     226     476  (1,089,905)  1,515,619   3,243,021    (117,138) 107,242  (46,341)
Net assets at beginning of year.............   1,526   1,050   1,524,707       9,088   7,692,912   7,810,050    7,106   53,447
                                             -------   -----  ----------   ---------  ----------  ----------  -------  -------
Net assets at end of period................. $ 1,752   1,526     434,802   1,524,707  10,935,933   7,692,912  114,348    7,106
                                             =======   =====  ==========   =========  ==========  ==========  =======  =======
Changes in units (note 5):
   Units purchased..........................      21     147     102,564     169,453     388,698     899,312   36,197    6,070
   Units redeemed...........................     (13)     --    (193,434)    (43,322)   (162,245)   (242,795)     (94) (17,644)
                                             -------   -----  ----------   ---------  ----------  ----------  -------  -------
   Net increase (decrease) in units
     from capital transactions with
     contract owners during the years
     or lesser period ended December
     31, 2003 and 2002......................       8     147     (90,870)    126,131     226,453     656,517   36,103  (11,574)
                                             =======   =====  ==========   =========  ==========  ==========  =======  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                              AIM Variable Insurance
                                                 Funds (continued)                   The Alger American Fund
                                             ------------------------  ---------------------------------------------------
                                                                                                    Alger American Small
                                                                         Alger American Growth         Capitalization
                                              AIM V.I. Premier Equity     Portfolio -- Class O      Portfolio -- Class O
                                              Fund -- Series I Shares            Shares                    Shares
                                             ------------------------  -------------------------  ------------------------
                                              Year ended December 31,   Year ended December 31,    Year ended December 31,
                                             ------------------------  -------------------------  ------------------------
                                                 2003         2002         2003         2002          2003         2002
                                             -----------  -----------  -----------  ------------  -----------  -----------
Increase (decrease) in net assets
From operations:
   Net investment income (expense).......... $  (405,021)    (412,949)  (1,972,725)   (2,821,261)    (929,539)  (1,061,924)
   Net realized gain (loss) on
     investments............................  (2,899,513)  (2,961,918) (46,655,664)  (62,466,759) (19,328,674) (31,257,385)
   Unrealized appreciation
     (depreciation) on investments..........  10,106,028   (9,972,946)  87,800,403   (20,012,342)  41,980,979    7,930,141
   Capital gain distributions...............          --           --           --            --           --           --
                                             -----------  -----------  -----------  ------------  -----------  -----------
       Increase (decrease) in net
         assets from operations.............   6,801,494  (13,347,813)  39,172,014   (85,300,362)  21,722,766  (24,389,168)
                                             -----------  -----------  -----------  ------------  -----------  -----------
From capital transactions:
   Net premiums.............................   1,743,372    9,012,833      360,504       909,694      329,059      586,620
   Transfers (to) from the general
     account of GE Life & Annuity:
     Death benefits.........................    (387,392)    (497,976)  (1,194,022)   (1,475,793)    (661,980)    (639,937)
     Surrenders.............................  (1,704,182)  (1,823,347) (14,489,912)  (22,029,506)  (7,845,864)  (8,931,595)
     Cost of insurance and
       administrative expense (note 4a).....     (61,511)     (31,542)    (185,187)     (245,816)     (85,150)     (93,538)
     Capital contribution...................          --           --           --            --           --           --
     Transfers (to) from the Guarantee
       Account..............................     897,395    7,610,994   (1,532,106)   (2,837,383)    (138,700)    (356,054)
     Transfers (to) from other
       subaccounts..........................  (2,526,878)  (3,938,928)    (649,475)  (42,079,361)  12,015,626   (3,917,284)
                                             -----------  -----------  -----------  ------------  -----------  -----------
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............  (2,039,196)  10,332,034  (17,690,198)  (67,758,165)   3,612,991  (13,351,788)
                                             -----------  -----------  -----------  ------------  -----------  -----------
Increase (decrease) in net assets...........   4,762,298   (3,015,779)  21,481,816  (153,058,527)  25,335,757  (37,740,956)
Net assets at beginning of year.............  31,027,890   34,043,669  131,539,835   284,598,362   56,262,086   94,003,042
                                             -----------  -----------  -----------  ------------  -----------  -----------
Net assets at end of period................. $35,790,188   31,027,890  153,021,651   131,539,835   81,597,843   56,262,086
                                             ===========  ===========  ===========  ============  ===========  ===========
Changes in units (note 5):
   Units purchased..........................     551,823    2,321,149       33,176        82,999    1,468,473       91,433
   Units redeemed...........................    (971,115)    (877,434)  (1,661,152)   (6,266,315)  (1,039,174)  (2,179,377)
                                             -----------  -----------  -----------  ------------  -----------  -----------
   Net increase (decrease) in units
     from capital transactions with
     contract owners during the years
     or lesser period ended December
     31, 2003 and 2002......................    (419,292)   1,443,715   (1,627,976)   (6,183,316)     429,299   (2,087,944)
                                             ===========  ===========  ===========  ============  ===========  ===========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4


                                                             AllianceBernstein Variable Products Series Fund, Inc.
                                           --------------------------------------------------------------------------


                                               Growth and Income           Premier Growth              Quasar
                                              Portfolio -- Class B      Portfolio -- Class B    Portfolio -- Class B
                                           -------------------------  -----------------------  ---------------------
                                                   Year ended                Year ended              Year ended
                                                  December 31,              December 31,            December 31,
                                           -------------------------  -----------------------  ---------------------
                                               2003          2002        2003         2002        2003       2002
                                           ------------  -----------  ----------  -----------  ---------  ----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $   (878,324)    (819,071)   (419,844)    (416,691)   (91,312)    (68,278)
 Net realized gain (loss) on investments..   (2,197,951)  (4,637,518) (2,708,795)  (2,472,645)   (85,858)   (314,272)
 Unrealized appreciation (depreciation)
   on investments.........................   35,325,473  (19,001,826)  8,321,449   (7,480,012) 2,517,933  (1,474,752)
 Capital gain distributions...............           --    2,642,353          --           --         --          --
                                           ------------  -----------  ----------  -----------  ---------  ----------
    Increase (decrease) in net assets
     from operations......................   32,249,198  (21,816,062)  5,192,810  (10,369,348) 2,340,763  (1,857,302)
                                           ------------  -----------  ----------  -----------  ---------  ----------
From capital transactions:
 Net premiums.............................   23,879,307   27,373,163   3,086,070    6,069,512    619,256   1,149,491
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................   (1,673,888)    (381,133)   (355,996)    (296,124)  (119,684)     (1,969)
   Surrenders.............................   (6,891,771)  (3,793,676) (1,809,247)  (1,299,693)  (196,284)   (122,777)
   Cost of insurance and administrative
    expense (note 4a).....................     (172,130)     (67,979)    (50,340)     (24,230)    (9,653)     (3,348)
   Capital contribution...................           --           --          --           --         --          --
   Transfers (to) from the Guarantee
    Account...............................   10,108,326   29,167,836     679,557    5,973,124    773,328     828,542
   Transfers (to) from other subaccounts..   19,423,968   (3,301,402) (2,055,291)  (2,235,041) 1,042,436    (346,699)
                                           ------------  -----------  ----------  -----------  ---------  ----------
    Increase (decrease) in net assets
     from capital transactions (note 5)...   44,673,812   48,996,809    (505,247)   8,187,548  2,109,399   1,503,240
                                           ------------  -----------  ----------  -----------  ---------  ----------
Increase (decrease) in net assets.........   76,923,010   27,180,747   4,687,563   (2,181,800) 4,450,162    (354,062)
Net assets at beginning of year...........   88,719,278   61,538,531  24,994,042   27,175,842  4,036,452   4,390,514
                                           ------------  -----------  ----------  -----------  ---------  ----------
Net assets at end of period............... $165,642,288   88,719,278  29,681,605   24,994,042  8,486,614   4,036,452
                                           ============  ===========  ==========  ===========  =========  ==========
Changes in units (note 5):
 Units purchased..........................    5,401,094    5,940,517   1,568,862    2,009,644    380,969     281,760
 Units redeemed...........................     (883,939)    (792,999) (1,779,189)    (643,376)   (51,267)    (67,668)
                                           ------------  -----------  ----------  -----------  ---------  ----------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................    4,517,155    5,147,518    (210,327)   1,366,268    329,702     214,092
                                           ============  ===========  ==========  ===========  =========  ==========

                                                               American Century
                                                           Variable Portfolios, Inc.
                                           --------------- ------------------------
                                                           VP Income &
                                             Technology       Growth      VP Ultra
                                            Portfolio --     Fund --      Fund --
                                               Class B       Class I      Class I
                                           --------------- ------------ ------------
                                             Period from
                                             May 1, 2003    Year ended   Year ended
                                           to December 31, December 31, December 31,
                                                2003           2003         2003
                                           --------------- ------------ ------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........      (10,695)        (26)         (11)
 Net realized gain (loss) on investments..       23,538         (15)         (22)
 Unrealized appreciation (depreciation)
   on investments.........................      180,071         743          227
 Capital gain distributions...............           --          --           --
                                              ---------       -----        -----
    Increase (decrease) in net assets
     from operations......................      192,914         702          194
                                              ---------       -----        -----
From capital transactions:
 Net premiums.............................    1,365,529       2,364          334
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................      (15,305)         --           --
   Surrenders.............................      (20,891)         --           --
   Cost of insurance and administrative
    expense (note 4a).....................         (202)         --           --
   Capital contribution...................           --          --           --
   Transfers (to) from the Guarantee
    Account...............................      141,269          34          883
   Transfers (to) from other subaccounts..    1,058,492          --           --
                                              ---------       -----        -----
    Increase (decrease) in net assets
     from capital transactions (note 5)...    2,528,892       2,398        1,217
                                              ---------       -----        -----
Increase (decrease) in net assets.........    2,721,806       3,100        1,411
Net assets at beginning of year...........           --          --           --
                                              ---------       -----        -----
Net assets at end of period...............    2,721,806       3,100        1,411
                                              =========       =====        =====
Changes in units (note 5):
 Units purchased..........................      209,268         247          119
 Units redeemed...........................       (2,969)         --           --
                                              ---------       -----        -----
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................      206,299         247          119
                                              =========       =====        =====

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                                Dreyfus                            Eaton Vance Variable Trust
                                             ----------------------------------------------------  --------------------------
                                               Dreyfus Investment
                                               Portfolios-Emerging         The Dreyfus Socially
                                             Markets Portfolio -- Initial Responsible Growth Fund,
                                                     Shares               Inc. -- Initial Shares   VT Floating-Rate Income Fund
                                             ---------------------------  -----------------------  --------------------------
                                                   Year ended                   Year ended                        Period from
                                                  December 31,                 December 31,         Year ended   May 1, 2002 to
                                             ---------------------------  -----------------------  December 31,   December 31,
                                                 2003           2002         2003        2002          2003           2002
                                              -----------     ---------   ---------   ----------   ------------  --------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense).......... $   (81,902)      (32,540)     (74,449)     (72,934)      12,309           (1)
   Net realized gain (loss) on
     investments............................   2,471,095      (132,734)    (409,779)    (181,107)       2,989            1
   Unrealized appreciation
     (depreciation) on investments..........     142,809      (236,074)   1,638,293   (1,748,112)      32,641            1
   Capital gain distributions...............          --            --           --           --           --           --
                                              -----------     ---------   ---------   ----------    ---------        -----
       Increase (decrease) in net
         assets from operations.............   2,532,002      (401,348)   1,154,065   (2,002,153)      47,939            1
                                              -----------     ---------   ---------   ----------    ---------        -----
From capital transactions:
   Net premiums.............................     759,288     2,250,364      270,282      759,010    8,132,627           --
   Transfers (to) from the general
     account of GE Life & Annuity:
     Death benefits.........................     (98,937)      (29,339)     (68,592)      (4,945)          --           --
     Surrenders.............................    (629,620)     (868,486)    (147,433)    (114,198)    (127,478)          --
     Cost of insurance and
       administrative expense (note 4a).....      (7,891)       (3,576)     (22,798)     (10,265)        (580)          --
     Capital contribution...................          --            --           --           --           --           --
     Transfers (to) from the Guarantee
       Account..............................     627,615     1,128,810      171,807      612,162      438,848        2,069
     Transfers (to) from other
       subaccounts..........................  (8,860,918)      378,974     (366,134)    (136,723)   1,088,642           --
                                              -----------     ---------   ---------   ----------    ---------        -----
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............  (8,210,463)    2,856,747     (162,868)   1,105,041    9,532,059        2,069
                                              -----------     ---------   ---------   ----------    ---------        -----
Increase (decrease) in net assets...........  (5,678,461)    2,455,399      991,197     (897,112)   9,579,998        2,070
Net assets at beginning of year.............   5,678,461     3,223,062    4,923,737    5,820,849        2,070           --
                                              -----------     ---------   ---------   ----------    ---------        -----
Net assets at end of period................. $        --     5,678,461    5,914,934    4,923,737    9,582,068        2,070
                                              ===========     =========   =========   ==========    =========        =====
Changes in units (note 5):
   Units purchased..........................     119,748       438,438       86,631      226,042      960,450          208
   Units redeemed...........................    (828,659)     (105,101)    (118,016)     (43,969)     (14,293)          --
                                              -----------     ---------   ---------   ----------    ---------        -----
   Net increase (decrease) in units
     from capital transactions with
     contract owners during the years
     or lesser period ended December
     31, 2003 and 2002......................    (708,911)      333,337      (31,385)     182,073      946,157          208
                                              ===========     =========   =========   ==========    =========        =====

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                    Eaton Vance Variable Trust (continued)
                                           --------------------------------------------------------


                                                    VT Income               VT Worldwide Health
                                                  Fund of Boston               Sciences Fund
                                           ---------------------------- ---------------------------
                                                          Period from                  Period from
                                            Year ended   September 13,   Year ended    May 1, 2002
                                           December 31, to December 31, December 31, to December 31,
                                               2003          2002           2003          2002
                                           ------------ --------------- ------------ ---------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........   $  (256)           --         (29,380)          (6)
 Net realized gain (loss) on investments..         5            --          25,467           --
 Unrealized appreciation (depreciation)
   on investments.........................     2,764            --         224,588         (644)
 Capital gain distributions...............        --            --              --           --
                                             -------        ------       ---------       ------
    Increase (decrease) in net assets
     from operations......................     2,513            --         220,675         (650)
                                             -------        ------       ---------       ------
From capital transactions:
 Net premiums.............................    21,208            --       2,741,378       31,041
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................        --            --              --           --
   Surrenders.............................        --            --         (68,699)          --
   Cost of insurance and administrative
    expense (note 4a).....................        --            --          (1,611)          --
   Capital contribution...................        --            --              --           --
   Transfers (to) from the Guarantee
    Account...............................        11            --         555,437           (9)
   Transfers (to) from other subaccounts..        --            --       3,073,673           --
                                             -------        ------       ---------       ------
    Increase (decrease) in net assets
     from capital transactions (note 5)...    21,219            --       6,300,178       31,032
                                             -------        ------       ---------       ------
Increase (decrease) in net assets.........    23,732            --       6,520,853       30,382
Net assets at beginning of year...........        --            --          30,382           --
                                             -------        ------       ---------       ------
Net assets at end of period...............   $23,732            --       6,551,235       30,382
                                             =======        ======       =========       ======
Changes in units (note 5):
 Units purchased..........................     2,134            --         530,929        3,029
 Units redeemed...........................        --            --          (7,088)          --
                                             -------        ------       ---------       ------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................     2,134            --         523,841        3,029
                                             =======        ======       =========       ======

                                                       Federated Insurance Series
                                           -------------------------------------------------
                                              Federated American
                                                    Leaders
                                              Fund II -- Primary        Federated Capital
                                                    Shares                Income Fund II
                                           ------------------------  -----------------------
                                                  Year ended                Year ended
                                                 December 31,              December 31,
                                           ------------------------  -----------------------
                                               2003         2002        2003         2002
                                           -----------  -----------  ----------  -----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........     100,766     (225,448)  1,293,048    1,483,805
 Net realized gain (loss) on investments..  (5,944,264)  (5,794,037) (6,877,849)  (7,750,548)
 Unrealized appreciation (depreciation)
   on investments.........................  20,835,057  (15,258,183)  9,915,284   (4,229,150)
 Capital gain distributions...............          --           --          --           --
                                           -----------  -----------  ----------  -----------
    Increase (decrease) in net assets
     from operations......................  14,991,559  (21,277,668)  4,330,483  (10,495,893)
                                           -----------  -----------  ----------  -----------
From capital transactions:
 Net premiums.............................     148,228      327,653      48,918       97,911
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................    (664,104)  (1,324,524)   (559,664)    (430,195)
   Surrenders.............................  (7,769,414)  (8,959,259) (2,718,546)  (5,177,323)
   Cost of insurance and administrative
    expense (note 4a).....................     (87,712)    (103,367)    (31,226)     (41,193)
   Capital contribution...................          --           --          --           --
   Transfers (to) from the Guarantee
    Account...............................    (219,229)  (2,065,035)   (131,685)    (788,522)
   Transfers (to) from other subaccounts..  (1,630,230)  (3,341,702) (1,566,250)  (2,048,175)
                                           -----------  -----------  ----------  -----------
    Increase (decrease) in net assets
     from capital transactions (note 5)... (10,222,461) (15,466,234) (4,958,453)  (8,387,497)
                                           -----------  -----------  ----------  -----------
Increase (decrease) in net assets.........   4,769,098  (36,743,902)   (627,970) (18,883,390)
Net assets at beginning of year...........  66,257,131  103,001,033  26,744,947   45,628,337
                                           -----------  -----------  ----------  -----------
Net assets at end of period...............  71,026,229   66,257,131  26,116,977   26,744,947
                                           ===========  ===========  ==========  ===========
Changes in units (note 5):
 Units purchased..........................      11,832       27,559       4,447        9,168
 Units redeemed...........................    (827,762)  (1,326,299)   (455,343)    (792,356)
                                           -----------  -----------  ----------  -----------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................    (815,930)  (1,298,740)   (450,896)    (783,188)
                                           ===========  ===========  ==========  ===========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                                        Federated Insurance Series (continued)
                                           -----------------------------------------------------------------------------
                                            Federated High Income    Federated High Income           Federated
                                               Bond Fund II --          Bond Fund II --         International Small
                                                Primary Shares           Service Shares           Company Fund II
                                           -----------------------  ----------------------  ---------------------------
                                                  Year ended              Year ended          Period from
                                                 December 31,            December 31,       January 1, 2003  Year ended
                                           -----------------------  ----------------------  to November 14, December 31,
                                               2003        2002        2003        2002          2003           2002
                                           -----------  ----------  ----------  ----------  --------------- ------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $ 3,954,379   5,642,758   1,365,045     894,021       (63,521)      (47,202)
 Net realized gain (loss) on investments..   3,674,852  (7,536,375)  1,217,308    (700,252)    1,518,141      (107,021)
 Unrealized appreciation (depreciation)
   on investments.........................   5,331,295   2,444,257   2,861,176      85,510       236,321      (106,734)
 Capital gain distributions...............          --          --          --          --            --            --
                                           -----------  ----------  ----------  ----------    ----------     ---------
    Increase (decrease) in net assets
     from operations......................  12,960,526     550,640   5,443,529     279,279     1,690,941      (260,957)
                                           -----------  ----------  ----------  ----------    ----------     ---------
From capital transactions:
 Net premiums.............................     214,230     396,063  10,807,215   5,078,647     1,005,731     1,508,761
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................    (621,901) (1,028,580)   (584,736)   (136,784)      (25,509)           --
   Surrenders.............................  (9,918,139) (7,727,366) (4,156,374) (1,354,161)     (177,849)     (382,784)
   Cost of insurance and administrative
    expense (note 4a).....................     (74,167)    (53,992)    (40,956)    (13,040)       (5,827)       (1,039)
   Capital contribution...................          --          --          --          --            --            --
   Transfers (to) from the Guarantee
    Account...............................   1,041,954    (426,972)  3,310,163   4,256,098       266,785       343,073
   Transfers (to) from other subaccounts..  14,338,928   7,253,120   8,906,871   4,213,927    (5,508,498)      231,449
                                           -----------  ----------  ----------  ----------    ----------     ---------
    Increase (decrease) in net assets
     from capital transactions (note 5)...   4,980,905  (1,587,727) 18,242,183  12,044,687    (4,445,167)    1,699,460
                                           -----------  ----------  ----------  ----------    ----------     ---------
Increase (decrease) in net assets.........  17,941,431  (1,037,087) 23,685,712  12,323,966    (2,754,226)    1,438,503
Net assets at beginning of year...........  57,948,023  58,985,110  19,636,821   7,312,855     2,754,226     1,315,723
                                           -----------  ----------  ----------  ----------    ----------     ---------
Net assets at end of period............... $75,889,454  57,948,023  43,322,533  19,636,821            --     2,754,226
                                           ===========  ==========  ==========  ==========    ==========     =========
Changes in units (note 5):
 Units purchased..........................   2,205,077      62,488   2,200,577   1,463,866       161,120       431,785
 Units redeemed...........................  (1,501,325)    (75,405)   (463,618)   (162,745)     (723,940)      (80,852)
                                           -----------  ----------  ----------  ----------    ----------     ---------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................     703,752     (12,917)  1,736,959   1,301,121      (562,820)      350,933
                                           ===========  ==========  ==========  ==========    ==========     =========

                                           ------------------
                                           Federated Kaufmann
                                           Fund II -- Service
                                                 Shares
                                           ------------------
                                              Period from
                                              May 1, 2003
                                            to December 31,
                                                  2003
                                           ------------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........        (51,058)
 Net realized gain (loss) on investments..        125,297
 Unrealized appreciation (depreciation)
   on investments.........................        648,953
 Capital gain distributions...............             --
                                               ----------
    Increase (decrease) in net assets
     from operations......................        723,192
                                               ----------
From capital transactions:
 Net premiums.............................      5,008,964
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................         (3,988)
   Surrenders.............................       (231,576)
   Cost of insurance and administrative
    expense (note 4a).....................         (3,602)
   Capital contribution...................             --
   Transfers (to) from the Guarantee
    Account...............................      1,838,360
   Transfers (to) from other subaccounts..      6,521,350
                                               ----------
    Increase (decrease) in net assets
     from capital transactions (note 5)...     13,129,508
                                               ----------
Increase (decrease) in net assets.........     13,852,700
Net assets at beginning of year...........             --
                                               ----------
Net assets at end of period...............     13,852,700
                                               ==========
Changes in units (note 5):
 Units purchased..........................      1,060,261
 Units redeemed...........................        (19,043)
                                               ----------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................      1,041,218
                                               ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4


                            ---------------------------
                                        VIP
                                   Equity-Income
                                   Portfolio --
                                   Initial Class
                            --------------------------
                                    Year ended
                                   December 31,
                            --------------------------
                                2003          2002
                            ------------  ------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)............... $  1,980,364     2,220,389
 Net realized gain
   (loss) on investments...  (18,278,840)  (26,990,261)
 Unrealized appreciation
   (depreciation) on
   investments.............  118,163,157   (90,309,199)
 Capital gain
   distributions...........           --    12,458,476
                            ------------  ------------
    Increase (decrease)
     in net assets from
     operations............  101,864,681  (102,620,595)
                            ------------  ------------
From capital
 transactions:
 Net premiums..............    1,466,235     2,064,861
 Transfers (to) from the
   general account of GE
   Life & Annuity:
   Death benefits..........   (3,277,372)   (5,894,836)
   Surrenders..............  (57,822,398)  (71,524,823)
   Cost of insurance and
    administrative
    expense (note 4a)......     (507,195)     (591,340)
   Capital contribution....           --            --
   Transfers (to) from
    the Guarantee Account..   (2,340,630)   (9,675,136)
   Transfers (to) from
    other subaccounts......   12,011,576     4,213,332
                            ------------  ------------
    Increase (decrease)
     in net assets from
     capital
     transactions
     (note 5)..............  (50,469,784)  (81,407,942)
                            ------------  ------------
Increase (decrease) in
 net assets................   51,394,897  (184,028,537)
Net assets at beginning
 of year...................  397,750,255   581,778,792
                            ------------  ------------
Net assets at end of
 period.................... $449,145,152   397,750,255
                            ============  ============
Changes in units (note
 5):
 Units purchased...........      344,915       176,710
 Units redeemed............   (1,636,506)   (2,433,548)
                            ------------  ------------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners
   during the years or
   lesser period ended
   December 31, 2003 and
   2002....................   (1,291,591)   (2,256,838)
                            ============  ============

                                          Fidelity Variable Insurance Products Fund (VIP)
                            ------------------------------------------------------------------------------------------------------
                                       VIP                       VIP                       VIP
                                  Equity-Income                 Growth                    Growth
                                  Portfolio --               Portfolio --              Portfolio --
                                 Service Class 2            Initial Class            Service Class 2
                            ------------------------  -------------------------  -----------------------
                                   Year ended                 Year ended                Year ended
                                  December 31,               December 31,              December 31,
                            ------------------------  -------------------------  -----------------------
                                2003         2002         2003         2002         2003         2002
                            -----------  -----------  -----------  ------------  ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)...............    (140,052)    (180,670)  (2,677,765)   (3,756,939)   (553,295)    (442,776)
 Net realized gain
   (loss) on investments...    (798,779)  (2,870,603) (49,551,027)  (71,114,136) (1,899,734)  (3,307,522)
 Unrealized appreciation
   (depreciation) on
   investments.............  21,844,821   (8,077,999) 117,974,995   (55,882,133) 12,711,359   (8,287,501)
 Capital gain
   distributions...........          --      810,817           --            --          --           --
                            -----------  -----------  -----------  ------------  ----------  -----------
    Increase (decrease)
     in net assets from
     operations............  20,905,990  (10,318,455)  65,746,203  (130,753,208) 10,258,330  (12,037,799)
                            -----------  -----------  -----------  ------------  ----------  -----------
From capital
 transactions:
 Net premiums..............  22,581,971   18,440,514      808,782     1,584,011  10,554,098    7,659,301
 Transfers (to) from the
   general account of GE
   Life & Annuity:
   Death benefits..........    (589,808)    (288,408)  (1,777,449)   (2,936,193)   (449,458)    (136,507)
   Surrenders..............  (4,053,624)  (2,337,306) (25,996,220)  (43,820,727) (2,219,418)  (1,527,159)
   Cost of insurance and
    administrative
    expense (note 4a)......     (99,255)     (35,411)    (376,144)     (489,389)    (51,163)     (25,469)
   Capital contribution....          --           --           --            --          --           --
   Transfers (to) from
    the Guarantee Account..   6,293,499   15,009,322   (1,619,774)   (5,598,663)  2,553,245    7,041,420
   Transfers (to) from
    other subaccounts......   4,874,688    2,630,925    6,004,213   (47,411,539)  2,921,634      298,166
                            -----------  -----------  -----------  ------------  ----------  -----------
    Increase (decrease)
     in net assets from
     capital
     transactions
     (note 5)..............  29,007,471   33,419,636  (22,956,592)  (98,672,500) 13,308,938   13,309,752
                            -----------  -----------  -----------  ------------  ----------  -----------
Increase (decrease) in
 net assets................  49,913,461   23,101,181   42,789,611  (229,425,708) 23,567,268    1,271,953
Net assets at beginning
 of year...................  56,773,936   33,672,755  234,096,929   463,522,637  30,696,322   29,424,369
                            -----------  -----------  -----------  ------------  ----------  -----------
Net assets at end of
 period.................... 106,687,397   56,773,936  276,886,540   234,096,929  54,263,590   30,696,322
                            ===========  ===========  ===========  ============  ==========  ===========
Changes in units (note
 5):
 Units purchased...........   3,613,560    3,839,337      155,661        90,345   2,286,034    2,435,137
 Units redeemed............    (508,792)    (283,218)    (680,163)   (5,699,671)   (387,929)    (248,070)
                            -----------  -----------  -----------  ------------  ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners
   during the years or
   lesser period ended
   December 31, 2003 and
   2002....................   3,104,768    3,556,119     (524,502)   (5,609,326)  1,898,105    2,187,067
                            ===========  ===========  ===========  ============  ==========  ===========

                            ------------------------
                                      VIP
                                    Overseas
                                  Portfolio --
                                 Initial Class
                            -----------------------
                                   Year ended
                                  December 31,
                            -----------------------
                               2003         2002
                            ----------  -----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)...............   (265,441)    (306,843)
 Net realized gain
   (loss) on investments...  6,142,067  (30,904,282)
 Unrealized appreciation
   (depreciation) on
   investments............. 11,873,456   20,654,924
 Capital gain
   distributions...........         --           --
                            ----------  -----------
    Increase (decrease)
     in net assets from
     operations............ 17,750,082  (10,556,201)
                            ----------  -----------
From capital
 transactions:
 Net premiums..............    205,616      104,711
 Transfers (to) from the
   general account of GE
   Life & Annuity:
   Death benefits..........   (499,474)    (497,928)
   Surrenders.............. (7,124,228)  (7,423,256)
   Cost of insurance and
    administrative
    expense (note 4a)......    (69,855)     (84,255)
   Capital contribution....         --           --
   Transfers (to) from
    the Guarantee Account..  2,209,611   (2,388,226)
   Transfers (to) from
    other subaccounts...... 17,606,040   (3,992,961)
                            ----------  -----------
    Increase (decrease)
     in net assets from
     capital
     transactions
     (note 5).............. 12,327,710  (14,281,915)
                            ----------  -----------
Increase (decrease) in
 net assets................ 30,077,792  (24,838,116)
Net assets at beginning
 of year................... 38,302,234   63,140,350
                            ----------  -----------
Net assets at end of
 period.................... 68,380,026   38,302,234
                            ==========  ===========
Changes in units (note
 5):
 Units purchased...........  1,713,762        6,818
 Units redeemed............   (658,546)    (813,369)
                            ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners
   during the years or
   lesser period ended
   December 31, 2003 and
   2002....................  1,055,216     (806,551)
                            ==========  ===========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                               Fidelity Variable Insurance Products
                                                                         Fund II (VIP II)
                                           ----------------------------------------------------------------------------


                                                     VIP II                     VIP II                   VIP II
                                               Asset Manager/SM/            Contrafund(R)             Contrafund(R)
                                                  Portfolio --               Portfolio --             Portfolio --
                                                 Initial Class              Initial Class            Service Class 2
                                           -------------------------  -------------------------  ----------------------
                                                   Year ended                 Year ended               Year ended
                                                  December 31,               December 31,             December 31,
                                           -------------------------  -------------------------  ----------------------
                                               2003          2002         2003         2002         2003        2002
                                           ------------  -----------  -----------  ------------  ----------  ----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $  4,933,821    7,038,611   (2,871,531)   (2,018,536)   (753,738)   (349,227)
 Net realized gain (loss) on investments..   (8,185,528) (13,225,813)  (9,319,912)  (22,661,457)    350,712    (860,466)
 Unrealized appreciation (depreciation)
   on investments.........................   33,141,434  (20,459,486)  85,542,202   (16,307,912) 15,167,803  (3,118,607)
 Capital gain distributions...............           --           --           --            --          --          --
                                           ------------  -----------  -----------  ------------  ----------  ----------
    Increase (decrease) in net assets
     from operations......................   29,889,727  (26,646,688)  73,350,759   (40,987,905) 14,764,777  (4,328,300)
                                           ------------  -----------  -----------  ------------  ----------  ----------
From capital transactions:
 Net premiums.............................      661,046      824,806    1,013,373     1,087,687  19,721,660  13,753,126
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................   (1,659,880)  (2,573,512)  (2,505,506)   (3,010,964)   (557,223)   (555,012)
   Surrenders.............................  (25,537,169) (35,873,187) (36,915,426)  (45,891,019) (2,623,972) (1,624,706)
   Cost of insurance and administrative
    expense (note 4a).....................     (362,440)    (486,372)    (398,046)     (439,424)    (70,192)    (24,795)
   Capital contribution...................           --           --           --            --          --          --
   Transfers (to) from the Guarantee
    Account...............................   (3,492,609)  (4,425,345)  (2,490,878)   (6,198,177)  6,086,271   6,828,114
   Transfers (to) from other subaccounts..    1,482,804   (6,469,934)  11,894,575    (7,932,223)  5,122,352     662,760
                                           ------------  -----------  -----------  ------------  ----------  ----------
    Increase (decrease) in net assets
     from capital transactions (note 5)...  (28,908,248) (49,003,544) (29,401,908)  (62,384,120) 27,678,896  19,039,487
                                           ------------  -----------  -----------  ------------  ----------  ----------
Increase (decrease) in net assets.........      981,479  (75,650,232)  43,948,851  (103,372,025) 42,443,673  14,711,187
Net assets at beginning of year...........  201,810,496  277,460,728  301,848,925   405,220,950  40,962,674  26,251,487
                                           ------------  -----------  -----------  ------------  ----------  ----------
Net assets at end of period............... $202,791,975  201,810,496  345,797,776   301,848,925  83,406,347  40,962,674
                                           ============  ===========  ===========  ============  ==========  ==========
Changes in units (note 5):
 Units purchased..........................       84,364       34,048      534,737        58,192   3,633,243   2,659,043
 Units redeemed...........................   (1,221,953)  (2,058,298)  (1,752,771)   (3,391,692)   (383,633)   (276,049)
                                           ------------  -----------  -----------  ------------  ----------  ----------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................   (1,137,589)  (2,024,250)  (1,218,034)   (3,333,500)  3,249,610   2,382,994
                                           ============  ===========  ===========  ============  ==========  ==========

                                             Fidelity Variable Insurance Products
                                                      Fund III (VIP III)
                                           ----------------------------------------
                                               VIP III
                                               Dynamic              VIP III
                                               Capital             Growth &
                                            Appreciation            Income
                                            Portfolio --         Portfolio --
                                           Service Class 2       Initial Class
                                           --------------- ------------------------
                                             Period from          Year ended
                                           May 1, 2003 to        December 31,
                                            December 31,   ------------------------
                                                2003           2003         2002
                                           --------------- -----------  -----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........        (833)       (234,938)     (19,060)
 Net realized gain (loss) on investments..         856      (7,294,707) (11,960,687)
 Unrealized appreciation (depreciation)
   on investments.........................      13,013      26,038,023  (10,793,024)
 Capital gain distributions...............          --              --           --
                                               -------     -----------  -----------
    Increase (decrease) in net assets
     from operations......................      13,036      18,508,378  (22,772,771)
                                               -------     -----------  -----------
From capital transactions:
 Net premiums.............................     163,111         419,951      393,144
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................          --        (954,575)  (1,386,576)
   Surrenders.............................         (92)     (8,114,363)  (9,301,577)
   Cost of insurance and administrative
    expense (note 4a).....................          --        (130,195)    (130,991)
   Capital contribution...................          --              --           --
   Transfers (to) from the Guarantee
    Account...............................       2,291         242,408   (1,561,316)
   Transfers (to) from other subaccounts..      48,853       6,593,404   (3,894,073)
                                               -------     -----------  -----------
    Increase (decrease) in net assets
     from capital transactions (note 5)...     214,163      (1,943,370) (15,881,389)
                                               -------     -----------  -----------
Increase (decrease) in net assets.........     227,199      16,565,008  (38,654,160)
Net assets at beginning of year...........          --      88,457,658  127,111,818
                                               -------     -----------  -----------
Net assets at end of period...............     227,199     105,022,666   88,457,658
                                               =======     ===========  ===========
Changes in units (note 5):
 Units purchased..........................      19,199         534,540       39,164
 Units redeemed...........................          (8)       (677,183)  (1,632,540)
                                               -------     -----------  -----------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................      19,191        (142,643)  (1,593,376)
                                               =======     ===========  ===========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                        Fidelity Variable Insurance Products Fund III (VIP III) (continued)
                            ------------------------------------------------------------------------------------------
                                    VIP III                  VIP III
                                    Growth &                  Growth              VIP III              VIP III
                                     Income               Opportunities           Mid Cap              Mid Cap
                                  Portfolio --             Portfolio --         Portfolio --         Portfolio --
                                Service Class 2           Initial Class        Initial Class       Service Class 2
                            -----------------------  -----------------------  ---------------  -----------------------
                                   Year ended               Year ended           Year ended           Year ended
                                  December 31,             December 31,         December 31,         December 31,
                            -----------------------  -----------------------  ---------------  -----------------------
                                2003        2002        2003         2002       2003    2002       2003        2002
                            -----------  ----------  ----------  -----------  -------  ------  -----------  ----------
Increase (decrease) in
 net assets
From operations:
 Net investment income
   (expense)............... $  (144,231)    (66,229)   (200,982)    (119,133)    (145)     58   (1,002,329)   (398,149)
 Net realized gain
   (loss) on investments...    (127,193)   (822,405) (9,460,193)  (9,255,837)   1,106  (1,029)   1,846,594    (636,367)
 Unrealized appreciation
   (depreciation) on
   investments.............   4,511,688  (2,209,558) 17,920,957   (2,884,303)  13,326    (564)  25,744,841  (4,686,153)
 Capital gain
   distributions...........          --          --          --           --       --      --           --          --
                            -----------  ----------  ----------  -----------  -------  ------  -----------  ----------
    Increase (decrease)
     in net assets from
     operations............   4,240,264  (3,098,192)  8,259,782  (12,259,273)  14,287  (1,535)  26,589,106  (5,720,669)
                            -----------  ----------  ----------  -----------  -------  ------  -----------  ----------
From capital
 transactions:
 Net premiums..............   6,081,495   5,208,975     169,732      154,821    1,790   1,685   21,411,856  15,981,056
 Transfers (to) from the
   general account of GE
   Life & Annuity:
   Death benefits..........    (260,014)   (395,607)   (351,841)    (417,856)      --      --     (745,857)   (249,090)
   Surrenders..............  (1,923,051)   (789,210) (3,394,255)  (4,045,649)    (579)     --   (3,863,376) (2,142,496)
   Cost of insurance and
    administrative
    expense (note 4a)......     (30,619)    (13,184)    (49,063)     (56,990)      --      --     (101,948)    (34,831)
   Capital contribution....          --          --          --           --       --      --           --          --
   Transfers (to) from
    the Guarantee Account..   1,859,784   3,478,106    (633,863)  (1,041,312) (34,871)     --    6,861,370  11,739,839
   Transfers (to) from
    other subaccounts......   2,222,098    (598,866) (1,477,611)  (6,939,866)  50,472   8,248   22,391,099     670,051
                            -----------  ----------  ----------  -----------  -------  ------  -----------  ----------
    Increase (decrease)
     in net assets from
     capital
     transactions (note
     5)....................   7,949,693   6,890,214  (5,736,901) (12,346,852)  16,812   9,933   45,953,144  25,964,529
                            -----------  ----------  ----------  -----------  -------  ------  -----------  ----------
Increase (decrease) in
 net assets................  12,189,957   3,792,022   2,522,881  (24,606,125)  31,099   8,398   72,542,250  20,243,860
Net assets at beginning
 of year...................  16,626,436  12,834,414  33,699,094   58,305,219   30,177  21,779   52,471,715  32,227,855
                            -----------  ----------  ----------  -----------  -------  ------  -----------  ----------
Net assets at end of
 period.................... $28,816,393  16,626,436  36,221,975   33,699,094   61,276  30,177  125,013,965  52,471,715
                            ===========  ==========  ==========  ===========  =======  ======  ===========  ==========
Changes in units (note
 5):
 Units purchased...........   1,190,682   1,070,730      22,011       18,922    4,710   1,125    4,631,403   2,892,870
 Units redeemed............    (260,527)   (221,612)   (765,963)  (1,526,660)  (3,195)     --     (446,094)   (242,410)
                            -----------  ----------  ----------  -----------  -------  ------  -----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners
   during the years or
   lesser period ended
   December 31, 2003 and
   2002....................     930,155     849,118    (743,952)  (1,507,738)   1,515   1,125    4,185,309   2,650,460
                            ===========  ==========  ==========  ===========  =======  ======  ===========  ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                              Franklin Templeton Variable Insurance Products Trust    GE Investments Funds, Inc.
                              ------------------------------------------------------  -------------------------
                              Templeton Foreign Securities   Templeton Global Asset
                                       Fund --                 Allocation Fund --
                                    Class 2 Shares               Class 2 Shares         Global Income Fund
                              ---------------------------- -------------------------  -------------------------
                                             Period from                 Period from
                                            September 13,               September 13,
                               Year ended      2002 to      Year ended     2002 to    Year ended December 31,
                              December 31,  December 31,   December 31, December 31,  -------------------------
                                  2003          2002           2003         2002         2003          2002
                              ------------  -------------  ------------ -------------  ----------   ----------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense)...............   $    68            --             48           (5)       415,779        18,801
   Net realized gain
     (loss) on
     investments.............        27            --            917           30      1,034,176       633,062
   Unrealized
     appreciation
     (depreciation) on
     investments.............     4,385            --              8          (11)       342,964     1,025,884
   Capital gain
     distributions...........        --            --             --           --             --            --
                                -------        ------         ------        -----      ----------   ----------
       Increase
         (decrease) in
         net assets from
         operations..........     4,480            --            973           14      1,792,919     1,677,747
                                -------        ------         ------        -----      ----------   ----------
From capital
  transactions:
   Net premiums..............    11,000            --             --        3,783         28,526        48,415
   Transfers (to) from
     the general account
     of GE Life &
     Annuity:
     Death benefits..........        --            --             --           --        (20,342)      (28,157)
     Surrenders..............        --            --         (4,731)          --     (1,883,222)   (1,039,277)
     Cost of insurance
       and
       administrative
       expense (note 4a).....        --            --            (11)          --        (16,920)       (6,924)
     Capital contribution....        --            --             --           --             --            --
     Transfers (to) from
       the Guarantee
       Account...............        10            --             (2)         (26)       153,824      (381,841)
     Transfers (to) from
       other subaccounts.....        --            --             --           --       (630,902)    8,307,634
                                -------        ------         ------        -----      ----------   ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions
         (note 5)............    11,010            --         (4,744)       3,757     (2,369,036)    6,899,850
                                -------        ------         ------        -----      ----------   ----------
Increase (decrease) in
  net assets.................    15,490            --         (3,771)       3,771       (576,117)    8,577,597
Net assets at beginning
  of year....................        --            --          3,771           --     17,114,364     8,536,767
                                -------        ------         ------        -----      ----------   ----------
Net assets at end of
  period.....................   $15,490            --             --        3,771     16,538,247    17,114,364
                                =======        ======         ======        =====      ==========   ==========
Changes in units (note
  5):
   Units purchased...........     1,243            --             --          374         15,064     1,414,065
   Units redeemed............        --            --           (374)          --       (206,938)     (248,770)
                                -------        ------         ------        -----      ----------   ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners
     during the years or
     lesser period ended
     December 31, 2003
     and 2002................     1,243            --           (374)         374       (191,874)    1,165,295
                                =======        ======         ======        =====      ==========   ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                                            GE Investments Funds, Inc. (continued)
                                           ----------------------------------------------------------------------------
                                                                           International               Mid-Cap
                                                  Income Fund               Equity Fund           Value Equity Fund
                                           -------------------------  ----------------------  ------------------------
                                                   Year ended               Year ended               Year ended
                                                  December 31,             December 31,             December 31,
                                           -------------------------  ----------------------  ------------------------
                                               2003          2002        2003        2002         2003         2002
                                           ------------  -----------  ----------  ----------  -----------  -----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $  3,874,279    3,398,436      63,546      25,504     (112,163)  (1,042,994)
 Net realized gain (loss) on investments..    3,455,343    2,051,646     712,223  (5,750,195)      50,745   (5,595,301)
 Unrealized appreciation (depreciation)
   on investments.........................   (6,487,793)   2,780,354   8,710,030    (941,053)  48,691,534  (25,105,622)
 Capital gain distributions...............    2,669,616    2,266,382          --          --           --      901,324
                                           ------------  -----------  ----------  ----------  -----------  -----------
    Increase (decrease) in net assets
     from operations......................    3,511,445   10,496,818   9,485,799  (6,665,744)  48,630,116  (30,842,593)
                                           ------------  -----------  ----------  ----------  -----------  -----------
From capital transactions:
 Net premiums.............................   16,718,015    6,097,797      80,346     149,421   15,702,740   17,009,914
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................   (2,649,260)  (2,199,879)   (135,855)   (134,468)  (1,974,015)  (1,065,848)
   Surrenders.............................  (25,422,959) (18,893,922) (2,101,782) (2,323,898) (14,671,622) (14,932,396)
   Cost of insurance and administrative
    expense (note 4a).....................     (235,058)    (151,821)    (19,066)    (20,115)    (224,087)    (187,698)
   Capital contribution...................           --           --          --          --   (6,040,562)          --
   Transfers (to) from the Guarantee
    Account...............................   (2,454,106)  (1,400,822)    451,309    (186,768)   6,298,607   11,028,736
   Transfers (to) from other subaccounts..  (21,718,875) 104,746,722   3,433,011   1,158,577   10,265,740   11,447,728
                                           ------------  -----------  ----------  ----------  -----------  -----------
    Increase (decrease) in net assets
     from capital transactions (note 5)...  (35,762,243)  88,198,075   1,707,963  (1,357,251)   9,356,801   23,300,437
                                           ------------  -----------  ----------  ----------  -----------  -----------
Increase (decrease) in net assets.........  (32,250,798)  98,694,893  11,193,762  (8,022,995)  57,986,917   (7,542,157)
Net assets at beginning of year...........  189,588,378   90,893,485  24,676,742  32,699,737  154,951,143  162,493,300
                                           ------------  -----------  ----------  ----------  -----------  -----------
Net assets at end of period............... $157,337,580  189,588,378  35,870,504  24,676,742  212,938,060  154,951,143
                                           ============  ===========  ==========  ==========  ===========  ===========
Changes in units (note 5):
 Units purchased..........................    1,193,867    9,322,316     430,753     246,311    5,244,270    3,764,033
 Units redeemed...........................   (3,747,723)  (1,907,626)   (245,187)   (210,917)  (3,728,924)  (1,537,602)
                                           ------------  -----------  ----------  ----------  -----------  -----------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................   (2,553,856)   7,414,690     185,566      35,394    1,515,346    2,226,431
                                           ============  ===========  ==========  ==========  ===========  ===========

                                           ---------------------------

                                                Money Market Fund
                                           --------------------------
                                                   Year ended
                                                  December 31,
                                           --------------------------
                                               2003          2002
                                           ------------  ------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........   (3,222,675)      (33,307)
 Net realized gain (loss) on investments..           --            --
 Unrealized appreciation (depreciation)
   on investments.........................           --            --
 Capital gain distributions...............           --         3,180
                                           ------------  ------------
    Increase (decrease) in net assets
     from operations......................   (3,222,675)      (30,127)
                                           ------------  ------------
From capital transactions:
 Net premiums.............................  127,178,464   157,595,692
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................  (10,256,644)   (4,764,503)
   Surrenders............................. (199,018,887) (273,311,984)
   Cost of insurance and administrative
    expense (note 4a).....................     (589,301)     (695,515)
   Capital contribution...................           --            --
   Transfers (to) from the Guarantee
    Account...............................  (82,598,560)  (71,074,326)
   Transfers (to) from other subaccounts.. (113,196,174)  162,485,172
                                           ------------  ------------
    Increase (decrease) in net assets
     from capital transactions (note 5)... (278,481,102)  (29,765,464)
                                           ------------  ------------
Increase (decrease) in net assets......... (281,703,777)  (29,795,591)
Net assets at beginning of year...........  644,668,488   674,464,079
                                           ------------  ------------
Net assets at end of period...............  362,964,711   644,668,488
                                           ============  ============
Changes in units (note 5):
 Units purchased..........................   10,051,981    44,405,150
 Units redeemed...........................  (31,656,024)  (44,268,671)
                                           ------------  ------------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................  (21,604,043)      136,479
                                           ============  ============

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                                           GE Investments Funds, Inc. (continued)
                                           ------------------------------------------------------------------------------
                                                 Premier Growth             Real Estate
                                                  Equity Fund             Securities Fund        S&P 500(R) Index Fund
                                           -------------------------  -----------------------  -------------------------
                                                   Year ended                Year ended                Year ended
                                                  December 31,              December 31,              December 31,
                                           -------------------------  -----------------------  -------------------------
                                               2003          2002        2003         2002         2003         2002
                                           ------------  -----------  ----------  -----------  -----------  ------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $ (1,239,375)  (1,107,244)  1,632,320    2,062,450     (313,550)   (1,388,388)
 Net realized gain (loss) on investments..   (1,354,467) (14,813,675)  2,946,152    3,780,373  (47,389,162)  (68,168,422)
 Unrealized appreciation (depreciation)
   on investments.........................   25,927,068   (3,764,413) 13,185,479  (12,377,639) 158,355,697   (75,161,318)
 Capital gain distributions...............           --          366   3,906,271    3,638,615           --       774,181
                                           ------------  -----------  ----------  -----------  -----------  ------------
    Increase (decrease) in net assets
     from operations......................   23,333,226  (19,684,966) 21,670,222   (2,896,201) 110,652,985  (143,943,947)
                                           ------------  -----------  ----------  -----------  -----------  ------------
From capital transactions:
 Net premiums.............................   15,930,757    8,866,098   4,113,838      268,840   41,682,707    28,342,656
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................   (1,241,936)    (612,317)   (737,360)    (334,780)  (4,995,899)   (5,350,800)
   Surrenders.............................   (7,710,173)  (5,220,449) (8,575,725)  (9,990,366) (43,962,616)  (49,724,266)
   Cost of insurance and administrative
    expense (note 4a).....................     (108,182)     (66,868)    (89,847)     (91,435)    (652,166)     (628,728)
   Capital contribution...................           --           --          --  (21,832,094)          --            --
   Transfers (to) from the Guarantee
    Account...............................    4,847,796    4,740,213     832,418   (1,820,259)   6,990,928    12,874,041
   Transfers (to) from other subaccounts..   26,361,242      819,871   8,295,054   19,212,041   24,084,057   (38,147,622)
                                           ------------  -----------  ----------  -----------  -----------  ------------
    Increase (decrease) in net assets
     from capital transactions (note 5)...   38,079,504    8,526,548   3,838,378  (14,588,053)  23,147,011   (52,634,719)
                                           ------------  -----------  ----------  -----------  -----------  ------------
Increase (decrease) in net assets.........   61,412,730  (11,158,418) 25,508,600  (17,484,254) 133,799,996  (196,578,666)
Net assets at beginning of year...........   71,017,126   82,175,544  67,567,061   85,051,315  419,258,784   615,837,450
                                           ------------  -----------  ----------  -----------  -----------  ------------
Net assets at end of period............... $132,429,856   71,017,126  93,075,661   67,567,061  553,058,780   419,258,784
                                           ============  ===========  ==========  ===========  ===========  ============
Changes in units (note 5):
 Units purchased..........................    5,554,672    1,896,026   1,181,243    1,124,979   19,037,352     6,580,971
 Units redeemed...........................   (1,080,923)    (777,014)   (841,352)    (762,675) (13,003,634)   (5,879,879)
                                           ------------  -----------  ----------  -----------  -----------  ------------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................    4,473,749    1,119,012     339,891      362,304    6,033,718       701,092
                                           ============  ===========  ==========  ===========  ===========  ============

                                           -----------------------
                                               Small-Cap Value
                                                 Equity Fund
                                           ----------------------
                                                 Year ended
                                                December 31,
                                           ----------------------
                                              2003        2002
                                           ----------  ----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........   (759,871)   (393,684)
 Net realized gain (loss) on investments..        889  (1,133,264)
 Unrealized appreciation (depreciation)
   on investments......................... 13,296,441  (4,602,081)
 Capital gain distributions...............         --     186,039
                                           ----------  ----------
    Increase (decrease) in net assets
     from operations...................... 12,537,459  (5,942,990)
                                           ----------  ----------
From capital transactions:
 Net premiums............................. 13,589,801  16,843,382
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................   (641,594)   (164,684)
   Surrenders............................. (3,472,568) (1,644,802)
   Cost of insurance and administrative
    expense (note 4a).....................    (73,408)    (21,459)
   Capital contribution...................         --          --
   Transfers (to) from the Guarantee
    Account...............................  6,008,326  10,706,569
   Transfers (to) from other subaccounts..  8,554,997    (988,208)
                                           ----------  ----------
    Increase (decrease) in net assets
     from capital transactions (note 5)... 23,965,554  24,730,798
                                           ----------  ----------
Increase (decrease) in net assets......... 36,503,013  18,787,808
Net assets at beginning of year........... 38,978,311  20,190,503
                                           ----------  ----------
Net assets at end of period............... 75,481,324  38,978,311
                                           ==========  ==========
Changes in units (note 5):
 Units purchased..........................  2,579,990   2,339,854
 Units redeemed...........................   (383,754)   (238,904)
                                           ----------  ----------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................  2,196,236   2,100,950
                                           ==========  ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                                GE Investments Funds, Inc. (continued)
                                             ---------------------------------------------------------------------------
                                                 Total Return Fund          U.S. Equity Fund         Value Equity Fund
                                             -------------------------  ------------------------  ----------------------
                                              Year ended December 31,    Year ended December 31,  Year ended December 31,
                                             -------------------------  ------------------------  ----------------------
                                                 2003          2002         2003         2002        2003        2002
                                             ------------  -----------  -----------  -----------  ----------  ----------
Increase (decrease) in net assets
From operations:
   Net investment income (expense).......... $    311,074      986,678     (436,288)    (492,127)     (7,925)    (62,243)
   Net realized gain (loss) on
     investments............................   (1,807,460)  (4,194,322)  (4,360,761)  (8,584,531)   (179,926)   (665,891)
   Unrealized appreciation
     (depreciation) on investments..........   26,987,569  (11,279,113)  22,237,895  (10,976,280)  4,879,388  (2,127,728)
   Capital gain distributions...............           --    1,109,468           --           --          --          --
                                             ------------  -----------  -----------  -----------  ----------  ----------
       Increase (decrease) in net
         assets from operations.............   25,491,183  (13,377,289)  17,440,846  (20,052,938)  4,691,537  (2,855,862)
                                             ------------  -----------  -----------  -----------  ----------  ----------
From capital transactions:
   Net premiums.............................   46,567,782    2,135,169   10,229,408    9,675,813   7,420,928   7,049,937
   Transfers (to) from the general
     account of GE Life & Annuity:
     Death benefits.........................   (1,236,936)    (993,135)    (693,361)    (977,422)   (296,252)   (158,620)
     Surrenders.............................  (12,548,400) (13,333,546)  (7,114,253)  (5,328,849) (1,623,380)   (510,244)
     Cost of insurance and
       administrative expense (note 4a).....     (133,719)    (126,830)    (115,627)     (83,653)    (32,911)    (11,325)
     Capital contribution...................           --           --           --           --          --          --
     Transfers (to) from the Guarantee
       Account..............................   28,714,399    1,844,282    2,466,894    5,509,911   2,080,232   3,377,212
     Transfers (to) from other
       subaccounts..........................   24,310,941    6,297,692    1,896,648    5,107,641    (537,694)    371,486
                                             ------------  -----------  -----------  -----------  ----------  ----------
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............   85,674,067   (4,176,368)   6,669,709   13,903,441   7,010,923  10,118,446
                                             ------------  -----------  -----------  -----------  ----------  ----------
Increase (decrease) in net assets...........  111,165,250  (17,553,657)  24,110,555   (6,149,497) 11,702,460   7,262,584
Net assets at beginning of year.............  108,116,666  125,670,323   79,299,041   85,448,538  16,201,070   8,938,486
                                             ------------  -----------  -----------  -----------  ----------  ----------
Net assets at end of period................. $219,281,916  108,116,666  103,409,596   79,299,041  27,903,530  16,201,070
                                             ============  ===========  ===========  ===========  ==========  ==========
Changes in units (note 5):
   Units purchased..........................    9,680,431    1,085,818    1,718,284    2,397,711   1,180,310   1,306,126
   Units redeemed...........................   (1,353,600)  (1,531,676)    (935,597)    (755,938)   (309,357)    (82,275)
                                             ------------  -----------  -----------  -----------  ----------  ----------
   Net increase (decrease) in units
     from capital transactions with
     contract owners during the years
     or lesser period ended December
     31, 2003 and 2002......................    8,326,831     (445,858)     782,687    1,641,773     870,953   1,223,851
                                             ============  ===========  ===========  ===========  ==========  ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                                                              Greenwich Street
                                                 Goldman Sachs Variable Insurance Trust         Series Fund
                                           -------------------------------------------------  ----------------
                                                                                              Salomon Brothers
                                                                                                  Variable
                                                                                                  Emerging
                                             Goldman Sachs Growth         Goldman Sachs            Growth
                                               and Income Fund         Mid Cap Value Fund     Fund -- Class II
                                           -----------------------  ------------------------  ----------------
                                                                                                Period from
                                           Year ended December 31,   Year ended December 31,   May 1, 2003 to
                                           -----------------------  ------------------------    December 31,
                                               2003        2002         2003         2002           2003
                                           -----------  ----------  -----------  -----------  ----------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $   (11,177)     26,931     (798,782)    (870,112)      (15,161)
 Net realized gain (loss) on investments..    (508,336) (1,722,679)   5,486,781      872,467       105,500
 Unrealized appreciation (depreciation)
   on investments.........................   4,377,331    (850,453)  26,662,384  (14,638,775)      170,701
 Capital gain distributions...............          --          --    1,627,201      493,700            --
                                           -----------  ----------  -----------  -----------     ---------
    Increase (decrease) in net assets
     from operations......................   3,857,818  (2,546,201)  32,977,584  (14,142,720)      261,040
                                           -----------  ----------  -----------  -----------     ---------
From capital transactions:
 Net premiums.............................      82,454      91,469      329,445    1,002,612       754,308
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................     (41,269)   (157,125)  (1,316,469)  (1,649,244)           --
   Surrenders.............................  (1,978,616) (1,757,870) (15,047,721) (23,400,231)      (74,084)
   Cost of insurance and administrative
    expense (note 4a).....................     (21,736)    (17,946)    (188,385)    (206,582)         (572)
   Capital contribution...................          --          --           --           --            --
   Transfers (to) from the Guarantee
    Account...............................     307,602    (275,096)  (1,463,994)  (3,803,308)      139,572
   Transfers (to) from other subaccounts..   1,997,780   4,622,363   (7,206,926)  44,343,861     1,249,655
                                           -----------  ----------  -----------  -----------     ---------
    Increase (decrease) in net assets
     from capital transactions (note 5)...     346,215   2,505,795  (24,894,050)  16,287,108     2,068,879
                                           -----------  ----------  -----------  -----------     ---------
Increase (decrease) in net assets.........   4,204,033     (40,406)   8,083,534    2,144,388     2,329,919
Net assets at beginning of year...........  18,100,333  18,140,739  149,956,725  147,812,337            --
                                           -----------  ----------  -----------  -----------     ---------
Net assets at end of period............... $22,304,366  18,100,333  158,040,259  149,956,725     2,329,919
                                           ===========  ==========  ===========  ===========     =========
Changes in units (note 5):
 Units purchased..........................     108,875     591,473       30,789    2,845,749       192,078
 Units redeemed...........................     (93,102)   (276,145)  (2,098,584)  (1,824,267)       (6,690)
                                           -----------  ----------  -----------  -----------     ---------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................      15,773     315,328   (2,067,795)   1,021,482       185,388
                                           ===========  ==========  ===========  ===========     =========

                                               Janus Aspen Series
                                           -------------------------



                                             Balanced Portfolio --
                                              Institutional Shares
                                           -------------------------

                                            Year ended December 31,
                                           -------------------------
                                               2003         2002
                                           -----------  ------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........   3,064,724     4,484,920
 Net realized gain (loss) on investments.. (16,074,600)  (19,707,165)
 Unrealized appreciation (depreciation)
   on investments.........................  61,535,869   (26,963,386)
 Capital gain distributions...............          --            --
                                           -----------  ------------
    Increase (decrease) in net assets
     from operations......................  48,525,993   (42,185,631)
                                           -----------  ------------
From capital transactions:
 Net premiums.............................   1,438,780     2,350,674
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................  (4,475,542)   (5,541,375)
   Surrenders............................. (45,324,311)  (54,565,146)
   Cost of insurance and administrative
    expense (note 4a).....................    (539,055)     (587,792)
   Capital contribution...................          --            --
   Transfers (to) from the Guarantee
    Account...............................  (8,974,164)  (13,127,745)
   Transfers (to) from other subaccounts.. (26,551,425)   (4,189,166)
                                           -----------  ------------
    Increase (decrease) in net assets
     from capital transactions (note 5)... (84,425,717)  (75,660,550)
                                           -----------  ------------
Increase (decrease) in net assets......... (35,899,724) (117,846,181)
Net assets at beginning of year........... 437,774,339   555,620,520
                                           -----------  ------------
Net assets at end of period............... 401,874,615   437,774,339
                                           ===========  ============
Changes in units (note 5):
 Units purchased..........................      92,184       145,996
 Units redeemed...........................  (5,501,487)   (4,841,911)
                                           -----------  ------------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................  (5,409,303)   (4,695,915)
                                           ===========  ============

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                        Janus Aspen Series (continued)
                                 ----------------------------------------------------------------------------------------
                                         Balanced               Capital Appreciation            Capital Appreciation
                                 Portfolio -- Service Shares Portfolio -- Institutional Shares Portfolio -- Service Shares
                                 --------------------------  --------------------------------  --------------------------
                                  Year ended December 31,     Year ended December 31,          Year ended December 31,
                                 --------------------------  --------------------------------  --------------------------
                                     2003          2002          2003             2002            2003          2002
                                 ------------   ----------     -----------     ------------     ----------    ----------
Increase (decrease) in
  net assets
From operations:
   Net investment income
     (expense).................. $    384,453      444,430    (1,571,214)       (2,069,714)      (255,419)     (237,090)
   Net realized gain
     (loss) on
     investments................     (413,469)  (1,161,093)  (36,132,244)      (43,435,586)    (1,598,692)     (816,057)
   Unrealized
     appreciation
     (depreciation) on
     investments................   12,238,875   (5,368,914)   64,861,360         3,564,458      5,163,850    (2,553,418)
   Capital gain
     distributions..............           --           --            --                --             --            --
                                 ------------   ----------     -----------     ------------     ----------    ----------
       Increase
         (decrease) in
         net assets from
         operations.............   12,209,859   (6,085,577)   27,157,902       (41,940,842)     3,309,739    (3,606,565)
                                 ------------   ----------     -----------     ------------     ----------    ----------
From capital
  transactions:
   Net premiums.................   31,521,852   21,165,035       497,050           899,754      3,276,861     2,428,104
   Transfers (to) from
     the general account
     of GE Life &
     Annuity:
   Death benefits...............   (1,589,434)    (679,732)   (1,689,658)       (1,337,400)      (194,922)      (63,600)
   Surrenders...................   (5,902,956)  (3,674,320)  (12,835,885)      (20,335,888)    (1,697,501)     (837,736)
   Cost of insurance and
     administrative
     expense (note 4a)..........     (134,953)     (57,165)     (242,140)         (307,516)       (26,844)      (15,986)
   Capital contribution.........           --           --            --                --             --            --
   Transfers (to) from
     the Guarantee
     Account....................    5,270,414   18,622,767    (2,604,404)       (3,819,215)     1,194,127     3,275,584
   Transfers (to) from
     other subaccounts..........   (5,353,521)   1,073,488   (21,347,817)      (48,416,398)    (2,167,196)   (1,534,507)
                                 ------------   ----------     -----------     ------------     ----------    ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions (note
         5).....................   23,811,402   36,450,073   (38,222,854)      (73,316,663)       384,525     3,251,859
                                 ------------   ----------     -----------     ------------     ----------    ----------
Increase (decrease) in
  net assets....................   36,021,261   30,364,496   (11,064,952)     (115,257,505)     3,694,264      (354,706)
Net assets at beginning
  of year.......................   81,985,968   51,621,472   169,211,018       284,468,523     18,241,638    18,596,344
                                 ------------   ----------     -----------     ------------     ----------    ----------
Net assets at end of
  period........................ $118,007,229   81,985,968   158,146,066       169,211,018     21,935,902    18,241,638
                                 ============   ==========     ===========     ============     ==========    ==========
Changes in units (note
  5):
   Units purchased..............    4,490,699    4,624,002        41,733            76,153          5,290       858,362
   Units redeemed...............   (1,740,618)    (498,636)   (3,250,998)       (6,246,379)        (4,835)     (368,867)
                                 ------------   ----------     -----------     ------------     ----------    ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners
     during the years or
     lesser period ended
     December 31, 2003
     and 2002...................    2,750,081    4,125,366    (3,209,265)       (6,170,226)           455       489,675
                                 ============   ==========     ===========     ============     ==========    ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                                           Janus Aspen Series (continued)
                                             ------------------------------------------------------------------
                                               Core Equity
                                              Portfolio --           Flexible            Global Life Sciences
                                              Institutional     Income Portfolio --          Portfolio --
                                                 Shares        Institutional Shares         Service Shares
                                             --------------  ------------------------  -----------------------
                                               Year ended           Year ended                Year ended
                                              December 31,         December 31,              December 31,
                                             --------------  ------------------------  -----------------------
                                               2003    2002      2003         2002        2003         2002
                                             -------  -----  -----------  -----------  ----------  -----------
Increase (decrease) in net assets
From operations:
   Net investment income (expense).......... $   (15)   (10)   2,777,766    3,066,784    (221,670)    (305,227)
   Net realized gain (loss) on
     investments............................    (130)  (314)   3,102,986    2,348,159  (2,111,851)  (3,347,160)
   Unrealized appreciation
     (depreciation) on investments..........     687   (316)  (1,204,733)   2,417,334   5,642,778   (4,206,465)
   Capital gain distributions...............      --     --           --           --          --           --
                                             -------  -----  -----------  -----------  ----------  -----------
       Increase (decrease) in net
         assets from operations.............     542   (640)   4,676,019    7,832,277   3,309,257   (7,858,852)
                                             -------  -----  -----------  -----------  ----------  -----------
From capital transactions:
   Net premiums.............................     205  1,245      363,524      506,459     336,995    1,711,645
   Transfers (to) from the general
     account of GE Life & Annuity:
     Death benefits.........................      --     --   (1,396,734)  (1,204,020)   (327,793)    (161,298)
     Surrenders.............................      --   (837) (14,185,905) (11,807,168) (1,784,432)  (1,995,039)
     Cost of insurance and
       administrative expense (note 4a).....      --     --     (101,242)     (88,298)    (23,729)     (25,079)
     Capital contribution...................      --     --           --           --          --           --
     Transfers (to) from the Guarantee
       Account..............................  (1,525)    (1)  (5,490,780)     313,760     (72,508)     854,470
     Transfers (to) from other
       subaccounts..........................   1,504     87  (11,320,881)  21,529,464    (612,295)  (6,333,589)
                                             -------  -----  -----------  -----------  ----------  -----------
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............     184    494  (32,132,018)   9,250,197  (2,483,762)  (5,948,890)
                                             -------  -----  -----------  -----------  ----------  -----------
Increase (decrease) in net assets...........     726   (146) (27,455,999)  17,082,474     825,495  (13,807,742)
Net assets at beginning of year.............   2,227  2,373  103,886,893   86,804,419  14,518,054   28,325,796
                                             -------  -----  -----------  -----------  ----------  -----------
Net assets at end of period................. $ 2,953  2,227   76,430,894  103,886,893  15,343,549   14,518,054
                                             =======  =====  ===========  ===========  ==========  ===========
Changes in units (note 5):
   Units purchased..........................     261    121       24,423    1,961,631      45,930      333,586
   Units redeemed...........................    (233)   (76)  (2,183,242)  (1,228,256)   (384,451)  (1,119,627)
                                             -------  -----  -----------  -----------  ----------  -----------
   Net increase (decrease) in units
     from capital transactions with
     contract owners during the years
     or lesser period ended December
     31, 2003 and 2002......................      28     45   (2,158,819)     733,375    (338,521)    (786,041)
                                             =======  =====  ===========  ===========  ==========  ===========

                                             ------------------------

                                                Global Technology
                                                   Portfolio --
                                                  Service Shares
                                             -----------------------
                                                    Year ended
                                                   December 31,
                                             -----------------------
                                                2003         2002
                                             ----------  -----------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........   (210,408)    (238,997)
   Net realized gain (loss) on
     investments............................ (5,562,604)  (9,282,404)
   Unrealized appreciation
     (depreciation) on investments.......... 10,882,379      147,665
   Capital gain distributions...............         --           --
                                             ----------  -----------
       Increase (decrease) in net
         assets from operations.............  5,109,367   (9,373,736)
                                             ----------  -----------
From capital transactions:
   Net premiums.............................    355,170    1,028,295
   Transfers (to) from the general
     account of GE Life & Annuity:
     Death benefits.........................    (89,828)    (222,823)
     Surrenders............................. (1,744,347)  (1,501,549)
     Cost of insurance and
       administrative expense (note 4a).....    (23,379)     (18,687)
     Capital contribution...................         --           --
     Transfers (to) from the Guarantee
       Account..............................    697,655      668,834
     Transfers (to) from other
       subaccounts..........................  7,253,273   (1,954,095)
                                             ----------  -----------
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............  6,448,544   (2,000,025)
                                             ----------  -----------
Increase (decrease) in net assets........... 11,557,911  (11,373,761)
Net assets at beginning of year............. 11,316,324   22,690,085
                                             ----------  -----------
Net assets at end of period................. 22,874,235   11,316,324
                                             ==========  ===========
Changes in units (note 5):
   Units purchased..........................  2,396,071      643,559
   Units redeemed...........................   (538,859)  (1,405,658)
                                             ----------  -----------
   Net increase (decrease) in units
     from capital transactions with
     contract owners during the years
     or lesser period ended December
     31, 2003 and 2002......................  1,857,212     (762,099)
                                             ==========  ===========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                                              Janus Aspen Series (continued)
                                           -----------------------------------------------------------------------------
                                                                                                 International Growth
                                               Growth Portfolio --       Growth Portfolio --         Portfolio --
                                              Institutional Shares         Service Shares        Institutional Shares
                                           --------------------------  ----------------------  ------------------------
                                                   Year ended                Year ended               Year ended
                                                  December 31,              December 31,             December 31,
                                           --------------------------  ----------------------  ------------------------
                                               2003          2002         2003        2002         2003         2002
                                           ------------  ------------  ----------  ----------  -----------  -----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $ (3,128,772)   (4,903,689)   (268,091)   (321,823)    (182,541)    (765,661)
 Net realized gain (loss) on investments..  (52,859,279)  (99,920,991) (2,547,271) (1,765,277) (12,495,460) (41,836,662)
 Unrealized appreciation (depreciation)
   on investments.........................  117,113,119    (7,717,037)  7,296,628  (4,813,693)  38,222,502    5,324,774
 Capital gain distributions...............           --            --          --          --           --           --
                                           ------------  ------------  ----------  ----------  -----------  -----------
    Increase (decrease) in net assets
     from operations......................   61,125,068  (112,541,717)  4,481,266  (6,900,793)  25,544,501  (37,277,549)
                                           ------------  ------------  ----------  ----------  -----------  -----------
From capital transactions:
 Net premiums.............................      979,900     1,415,239     917,553   3,030,204      220,470      472,569
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................   (1,930,774)   (3,954,258)   (238,036)   (262,111)    (605,205)    (790,367)
   Surrenders.............................  (28,536,349)  (39,432,894) (1,457,229) (1,162,456)  (9,788,903) (14,358,128)
   Cost of insurance and administrative
    expense (note 4a).....................     (376,802)     (480,172)    (28,564)    (15,712)    (115,532)    (148,609)
   Capital contribution...................           --            --          --          --           --           --
   Transfers (to) from the Guarantee
    Account...............................   (5,089,081)   (6,465,868)     98,485   2,928,077   (1,016,738)  (1,558,493)
   Transfers (to) from other subaccounts..  (21,000,773)  (69,121,974)   (875,444) (2,962,138)  (9,733,391) (18,808,519)
                                           ------------  ------------  ----------  ----------  -----------  -----------
    Increase (decrease) in net assets
     from capital transactions (note 5)...  (55,953,879) (118,039,927) (1,583,235)  1,555,864  (21,039,299) (35,191,547)
                                           ------------  ------------  ----------  ----------  -----------  -----------
Increase (decrease) in net assets.........    5,171,189  (230,581,644)  2,898,031  (5,344,929)   4,505,202  (72,469,096)
Net assets at beginning of year...........  238,533,271   469,114,915  16,886,278  22,231,207   92,013,961  164,483,057
                                           ------------  ------------  ----------  ----------  -----------  -----------
Net assets at end of period............... $243,704,460   238,533,271  19,784,309  16,886,278   96,519,163   92,013,961
                                           ============  ============  ==========  ==========  ===========  ===========
Changes in units (note 5):
 Units purchased..........................       80,837       114,028     219,586     712,378       18,417       35,305
 Units redeemed...........................   (4,696,770)   (9,630,052)   (556,187)   (526,688)  (1,775,979)  (2,680,856)
                                           ------------  ------------  ----------  ----------  -----------  -----------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................   (4,615,933)   (9,516,025)   (336,601)    185,690   (1,757,562)  (2,645,551)
                                           ============  ============  ==========  ==========  ===========  ===========

                                           -----------------------
                                            International Growth
                                                Portfolio --
                                               Service Shares
                                           ----------------------
                                                 Year ended
                                                December 31,
                                           ----------------------
                                              2003        2002
                                           ----------  ----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........    (77,971)   (107,007)
 Net realized gain (loss) on investments..  3,101,834   1,675,647
 Unrealized appreciation (depreciation)
   on investments.........................  4,835,337  (1,538,425)
 Capital gain distributions...............         --          --
                                           ----------  ----------
    Increase (decrease) in net assets
     from operations......................  7,859,200      30,215
                                           ----------  ----------
From capital transactions:
 Net premiums.............................  4,385,717   4,878,241
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................   (178,982)    (80,967)
   Surrenders............................. (1,307,228) (1,969,765)
   Cost of insurance and administrative
    expense (note 4a).....................    (23,491)     (8,923)
   Capital contribution...................         --          --
   Transfers (to) from the Guarantee
    Account...............................  1,065,571   3,572,037
   Transfers (to) from other subaccounts.. (2,291,493) (4,856,612)
                                           ----------  ----------
    Increase (decrease) in net assets
     from capital transactions (note 5)...  1,650,094   1,534,011
                                           ----------  ----------
Increase (decrease) in net assets.........  9,509,294   1,564,226
Net assets at beginning of year........... 13,348,080  11,783,854
                                           ----------  ----------
Net assets at end of period............... 22,857,374  13,348,080
                                           ==========  ==========
Changes in units (note 5):
 Units purchased..........................  2,293,339   1,533,615
 Units redeemed........................... (1,599,151)   (493,090)
                                           ----------  ----------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................    694,188   1,040,526
                                           ==========  ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                                               Janus Aspen Series (continued)
                                           -------------------------------------------------------------------------------
                                                  Mid Cap Growth            Mid Cap Growth           Worldwide Growth
                                                   Portfolio --              Portfolio --              Portfolio --
                                               Institutional Shares         Service Shares         Institutional Shares
                                           ---------------------------  ----------------------  -------------------------
                                                    Year ended                Year ended                Year ended
                                                   December 31,              December 31,              December 31,
                                           ---------------------------  ----------------------  -------------------------
                                                2003          2002         2003        2002         2003         2002
                                           -------------  ------------  ----------  ----------  -----------  ------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $  (1,842,365)   (2,459,013)   (184,244)   (188,764)    (873,143)   (2,626,846)
 Net realized gain (loss) on investments..  (107,125,873) (116,460,403) (1,263,523) (1,335,546) (65,238,753)  (88,689,406)
 Unrealized appreciation (depreciation)
   on investments.........................   145,894,301    53,228,747   4,865,717  (2,815,167) 121,705,488   (49,777,584)
 Capital gain distributions...............            --            --          --          --           --            --
                                           -------------  ------------  ----------  ----------  -----------  ------------
    Increase (decrease) in net assets
     from operations......................    36,926,063   (65,690,669)  3,417,950  (4,339,477)  55,593,592  (141,093,836)
                                           -------------  ------------  ----------  ----------  -----------  ------------
From capital transactions:
 Net premiums.............................       580,508       970,445     545,775   2,176,457      873,384     1,591,882
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................    (1,237,618)   (1,071,153)    (46,466)    (79,722)  (2,524,468)   (3,215,971)
   Surrenders.............................   (12,807,058)  (20,207,625)   (852,214)   (614,514) (36,943,233)  (56,384,804)
   Cost of insurance and administrative
    expense (note 4a).....................      (210,373)     (250,677)    (19,255)    (10,903)    (406,174)     (568,667)
   Capital contribution...................            --            --          --          --           --            --
   Transfers (to) from the Guarantee
    Account...............................      (904,876)   (2,877,333)    299,293   1,805,610   (4,918,259)   (8,173,907)
   Transfers (to) from other subaccounts..    (6,319,476)  (38,193,082)   (394,979) (1,473,277) (42,272,061)  (67,194,776)
                                           -------------  ------------  ----------  ----------  -----------  ------------
    Increase (decrease) in net assets
     from capital transactions (note 5)...   (20,898,893)  (61,629,425)   (467,846)  1,803,651  (86,190,811) (133,946,243)
                                           -------------  ------------  ----------  ----------  -----------  ------------
Increase (decrease) in net assets.........    16,027,170  (127,320,094)  2,950,104  (2,535,826) (30,597,219) (275,040,079)
Net assets at beginning of year...........   123,967,942   251,288,036  10,607,612  13,143,438  314,223,896   589,263,975
                                           -------------  ------------  ----------  ----------  -----------  ------------
Net assets at end of period............... $ 139,995,112   123,967,942  13,557,716  10,607,612  283,626,677   314,223,896
                                           =============  ============  ==========  ==========  ===========  ============
Changes in units (note 5):
 Units purchased..........................        45,716        81,164     290,833     941,818       52,004        89,135
 Units redeemed...........................    (1,691,522)   (5,203,604)   (451,844)   (515,129)  (5,184,096)   (7,577,020)
                                           -------------  ------------  ----------  ----------  -----------  ------------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................    (1,645,806)   (5,122,440)   (161,011)    426,689   (5,132,092)   (7,487,885)
                                           =============  ============  ==========  ==========  ===========  ============

                                           -----------------------
                                              Worldwide Growth
                                                Portfolio --
                                               Service Shares
                                           ----------------------
                                                 Year ended
                                                December 31,
                                           ----------------------
                                              2003        2002
                                           ----------  ----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........   (157,434)   (237,920)
 Net realized gain (loss) on investments.. (2,222,890) (2,925,905)
 Unrealized appreciation (depreciation)
   on investments.........................  6,825,872  (4,241,986)
 Capital gain distributions...............         --          --
                                           ----------  ----------
    Increase (decrease) in net assets
     from operations......................  4,445,548  (7,405,811)
                                           ----------  ----------
From capital transactions:
 Net premiums.............................  1,193,795   4,141,344
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................   (272,259)   (269,003)
   Surrenders............................. (1,264,169) (1,288,294)
   Cost of insurance and administrative
    expense (note 4a).....................    (32,443)    (17,796)
   Capital contribution...................         --          --
   Transfers (to) from the Guarantee
    Account...............................    761,299   4,205,224
   Transfers (to) from other subaccounts.. (2,791,658) (2,628,710)
                                           ----------  ----------
    Increase (decrease) in net assets
     from capital transactions (note 5)... (2,405,435)  4,142,765
                                           ----------  ----------
Increase (decrease) in net assets.........  2,040,113  (3,263,046)
Net assets at beginning of year........... 21,576,696  24,839,742
                                           ----------  ----------
Net assets at end of period............... 23,616,809  21,576,696
                                           ==========  ==========
Changes in units (note 5):
 Units purchased..........................    361,789   1,451,203
 Units redeemed...........................   (806,764)   (730,653)
                                           ----------  ----------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................   (444,975)    720,550
                                           ==========  ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                                        J.P. Morgan Series Trust II
                                             --------------------------------------------------------------------------------
                                                                        International International   Mid Cap       Mid Cap
                                                                        Opportunities Opportunities    Value         Value
                                                   Bond Portfolio         Portfolio     Portfolio    Portfolio     Portfolio
                                             -------------------------  ------------- ------------- ------------ -------------
                                                           Period from                 Period from                Period from
                                                          September 13,               September 13,              September 13,
                                              Year ended     2002 to     Year ended      2002 to     Year ended     2002 to
                                             December 31, December 31,  December 31,  December 31,  December 31, December 31,
                                                 2003         2002          2003          2002          2003         2002
                                             ------------ ------------- ------------- ------------- ------------ -------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........   $   496           (5)           (2)           --          (171)          (5)
   Net realized gain (loss) on
     investments............................       (53)           4             3            --           985           33
   Unrealized appreciation
     (depreciation) on investments..........      (437)          49            51            --         3,794          (42)
   Capital gain distributions...............       624           --            --            --            --           --
                                               -------        -----        ------        ------        ------        -----
       Increase (decrease) in net
         assets from operations.............       630           48            52            --         4,608          (14)
                                               -------        -----        ------        ------        ------        -----
From capital transactions:
   Net premiums.............................    23,654        3,795            --            --        12,980        3,783
   Transfers (to) from the general
     account of GE Life & Annuity:
     Death benefits.........................        --           --            --            --            --           --
     Surrenders.............................    (3,916)          --            --            --        (4,645)          --
     Cost of insurance and
       administrative expense (note 4a).....        (9)          --            --            --           (11)          --
     Capital contribution...................        --           --            --            --            --           --
     Transfers (to) from the Guarantee
       Account..............................     7,549            8           253            --            36          (28)
     Transfers (to) from other
       subaccounts..........................        --           --            --            --            --           --
                                               -------        -----        ------        ------        ------        -----
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............    27,278        3,803           253            --         8,360        3,755
                                               -------        -----        ------        ------        ------        -----
Increase (decrease) in net assets...........    27,908        3,851           305            --        12,968        3,741
Net assets at beginning of year.............     3,851           --            --            --         3,741           --
                                               -------        -----        ------        ------        ------        -----
Net assets at end of period.................   $31,759        3,851           305            --        16,709        3,741
                                               =======        =====        ======        ======        ======        =====
Changes in units (note 5):
   Units purchased..........................     3,058          378            24            --         1,432          368
   Units redeemed...........................      (385)          --            --            --          (512)          --
                                               -------        -----        ------        ------        ------        -----
   Net increase (decrease) in units
     from capital transactions with
     contract owners during the years
     or lesser period ended December
     31, 2003 and 2002......................     2,673          378            24            --           920          368
                                               =======        =====        ======        ======        ======        =====

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                                 MFS(R) Variable Insurance Trust
                                             ----------------------------------------------------------------------------
                                             MFS(R) Investors Growth Stock MFS(R) Investors Trust   MFS(R) New Discovery
                                                    Series --                     Series --               Series --
                                               Service Class Shares         Service Class Shares    Service Class Shares
                                             ----------------------------  ----------------------  ----------------------
                                             Year ended December 31,       Year ended December 31, Year ended December 31,
                                             ----------------------------  ----------------------  ----------------------
                                                 2003           2002          2003        2002        2003        2002
                                              -----------     ----------   ----------  ----------  ----------  ----------
Increase (decrease) in net assets
From operations:
   Net investment income (expense).......... $  (316,005)      (265,735)     (180,151)   (141,304)   (430,847)   (226,659)
   Net realized gain (loss) on
     investments............................  (1,581,632)    (1,261,130)     (442,323)   (724,894)     17,066  (1,110,349)
   Unrealized appreciation
     (depreciation) on investments..........   5,732,067     (4,328,035)    3,758,246  (2,433,416)  7,603,890  (4,476,901)
   Capital gain distributions...............          --             --            --          --          --          --
                                              -----------     ----------   ----------  ----------  ----------  ----------
       Increase (decrease) in net
         assets from operations.............   3,834,430     (5,854,900)    3,135,772  (3,299,614)  7,190,109  (5,813,909)
                                              -----------     ----------   ----------  ----------  ----------  ----------
From capital transactions:
   Net premiums.............................   4,891,595      5,506,535     3,581,369   2,722,816   7,933,349   6,712,923
   Transfers (to) from the general
     account of GE Life & Annuity:
     Death benefits.........................    (136,402)      (220,798)     (262,223)   (103,861)   (197,059)    (44,375)
     Surrenders.............................  (1,210,407)      (705,636)     (956,581)   (513,720) (2,682,639)   (504,494)
     Cost of insurance and
       administrative expense (note 4a).....     (28,905)       (13,368)      (29,083)    (11,390)    (38,023)    (11,222)
     Capital contribution...................          --             --            --          --          --          --
     Transfers (to) from the Guarantee
       Account..............................   1,696,128      3,868,768     1,851,636   4,147,091   2,724,695   5,503,725
     Transfers (to) from other
       subaccounts..........................    (292,666)    (1,306,666)      173,932    (625,508) 16,618,353    (733,091)
                                              -----------     ----------   ----------  ----------  ----------  ----------
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............   4,919,343      7,128,835     4,359,050   5,615,428  24,358,676  10,923,466
                                              -----------     ----------   ----------  ----------  ----------  ----------
Increase (decrease) in net assets...........   8,753,773      1,273,935     7,494,822   2,315,814  31,548,785   5,109,557
Net assets at beginning of year.............  17,245,315     15,971,380    13,079,323  10,763,509  16,644,408  11,534,851
                                              -----------     ----------   ----------  ----------  ----------  ----------
Net assets at end of period................. $25,999,088     17,245,315    20,574,145  13,079,323  48,193,193  16,644,408
                                              ===========     ==========   ==========  ==========  ==========  ==========
Changes in units (note 5):
   Units purchased..........................     968,092      1,608,339       760,339     909,804   3,288,202   1,717,397
   Units redeemed...........................    (245,175)      (385,119)     (169,222)   (166,278)   (351,735)   (181,865)
                                              -----------     ----------   ----------  ----------  ----------  ----------
   Net increase (decrease) in units
     from capital transactions with
     contract owners during the years
     or lesser period ended December
     31, 2003 and 2002......................     722,917      1,223,220       591,117     743,526   2,936,467   1,535,532
                                              ===========     ==========   ==========  ==========  ==========  ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                                                                     Nations Separate
                                                MFS(R) Variable Insurance Trust (continued)           Account Trust
                                             -------------------------------------------------  -------------------------
                                                                                                                Nations
                                                                                                  Nations       Marsico
                                                       MFS(R)                   MFS(R)            Marsico    International
                                               Total Return Series --     Utilities Series --      Growth    Opportunities
                                                Service Class Shares     Service Class Shares    Portfolio     Portfolio
                                             -------------------------- ----------------------  ------------ -------------
                                                           Period from                          Period from   Period from
                                                          September 31,       Year ended           May 1,       May 1,
                                              Year ended     2002 to         December 31,         2003 to       2003 to
                                             December 31, December 31,  ----------------------  December 31, December 31,
                                                 2003         2002         2003        2002         2003         2003
                                             ------------ ------------- ----------  ----------  ------------ -------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........   $   115           --        102,597     130,943      (65,786)     (27,423)
   Net realized gain (loss) on
     investments............................        21           --       (916,779) (1,669,571)     105,009      191,396
   Unrealized appreciation
     (depreciation) on investments..........     3,712           --      6,765,881  (2,574,748)     939,883      754,103
   Capital gain distributions...............        --           --             --          --           --           --
                                               -------       ------     ----------  ----------   ----------    ---------
       Increase (decrease) in net
         assets from operations.............     3,848           --      5,951,699  (4,113,376)     979,106      918,076
                                               -------       ------     ----------  ----------   ----------    ---------
From capital transactions:
   Net premiums.............................    23,500           --      4,156,674   3,219,520    7,515,564    2,848,824
   Transfers (to) from the general
     account of GE Life & Annuity:
     Death benefits.........................        --           --       (460,260)   (171,060)      (7,122)      (5,602)
     Surrenders.............................        --           --     (1,215,530)   (718,457)     (78,641)     (28,541)
     Cost of insurance and
       administrative expense (note 4a).....        --           --        (28,711)    (14,056)      (2,211)      (1,074)
     Capital contribution...................        --           --             --          --           --           --
     Transfers (to) from the Guarantee
       Account..............................        11           --      1,096,332   4,751,787    1,451,247      823,009
     Transfers (to) from other
       subaccounts..........................        --           --      1,968,531  (1,134,920)   5,632,644    4,175,307
                                               -------       ------     ----------  ----------   ----------    ---------
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............    23,511           --      5,517,036   5,932,814   14,511,481    7,811,923
                                               -------       ------     ----------  ----------   ----------    ---------
Increase (decrease) in net assets...........    27,359           --     11,468,735   1,819,438   15,490,587    8,729,999
Net assets at beginning of year.............        --           --     15,954,186  14,134,748           --           --
                                               -------       ------     ----------  ----------   ----------    ---------
Net assets at end of period.................   $27,359           --     27,422,921  15,954,186   15,490,587    8,729,999
                                               =======       ======     ==========  ==========   ==========    =========
Changes in units (note 5):
   Units purchased..........................     2,387           --        945,964   1,208,021    1,270,755      655,203
   Units redeemed...........................        --           --       (223,448)   (309,307)     (16,831)      (2,940)
                                               -------       ------     ----------  ----------   ----------    ---------
   Net increase (decrease) in units
     from capital transactions with
     contract owners during the years
     or lesser period ended December
     31, 2003 and 2002......................     2,387           --        722,516     898,714    1,253,924      652,263
                                               =======       ======     ==========  ==========   ==========    =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                               Oppenheimer Variable Account Funds
                                             ---------------------------------------------------------------------
                                                                           Oppenheimer
                                                                        Aggressive Growth
                                                    Oppenheimer            Fund/VA --         Oppenheimer Bond
                                             Aggressive Growth Fund/VA   Service Shares            Fund/VA
                                             -------------------------  ----------------- ------------------------
                                                                           Year ended
                                              Year ended December 31,     December 31,     Year ended December 31,
                                             -------------------------  ----------------- ------------------------
                                                 2003          2002        2003     2002      2003         2002
                                             ------------  -----------  ---------  ------ -----------  -----------
Increase (decrease) in net assets
From operations:
   Net investment income (expense).......... $ (1,432,640)    (919,794)    (9,255)     --   5,783,153    7,324,004
   Net realized gain (loss) on
     investments............................  (46,670,609) (42,699,762)    16,228      --     994,550   (2,290,860)
   Unrealized appreciation
     (depreciation) on investments..........   70,135,856   (8,201,440)    48,911      --    (401,178)   4,194,633
   Capital gain distributions...............           --           --         --      --          --           --
                                             ------------  -----------  ---------  ------ -----------  -----------
Increase (decrease) in net assets from
  operations................................   22,032,607  (51,820,996)    55,884      --   6,376,525    9,227,777
                                             ------------  -----------  ---------  ------ -----------  -----------
From capital transactions:
   Net premiums.............................      790,710      424,830  1,855,247      --     336,346      333,741
   Transfers (to) from the general
     account of GE Life & Annuity:
     Death benefits.........................     (760,971)  (1,454,599)   (27,633)     --  (1,190,649)  (1,100,434)
     Surrenders.............................  (14,128,996) (18,415,563)   (25,593)     -- (17,991,802) (17,806,279)
     Cost of insurance and
       administrative expense (note 4a).....     (157,153)    (198,500)      (139)     --    (151,454)    (137,485)
     Capital contribution...................           --           --         --      --          --           --
     Transfers (to) from the Guarantee
       Account..............................   (1,484,201)  (2,208,000)   136,583      --  (3,500,030)  (1,988,023)
     Transfers (to) from other
       subaccounts..........................   (3,116,371) (16,738,421)   656,951      -- (11,552,432)  16,127,428
                                             ------------  -----------  ---------  ------ -----------  -----------
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............  (18,856,982) (38,590,253) 2,595,416      -- (34,050,021)  (4,571,052)
                                             ------------  -----------  ---------  ------ -----------  -----------
Increase (decrease) in net assets...........    3,175,625  (90,411,249) 2,651,300      -- (27,673,494)   4,656,725
Net assets at beginning of year.............  105,207,505  195,618,754         --      -- 132,821,716  128,164,991
                                             ------------  -----------  ---------  ------ -----------  -----------
Net assets at end of period................. $108,383,130  105,207,505  2,651,300      -- 105,148,222  132,821,716
                                             ============  ===========  =========  ====== ===========  ===========
Changes in units (note 5):
   Units purchased..........................       33,579       18,334    225,667      --      17,560      510,769
   Units redeemed...........................     (834,374)  (1,693,005)    (4,547)     --  (1,795,165)    (652,520)
                                             ------------  -----------  ---------  ------ -----------  -----------
   Net increase (decrease) in units
     from capital transactions with
     contract owners during the years
     or lesser period ended December
     31, 2003 and 2002......................     (800,795)  (1,674,671)   221,120      --  (1,777,605)    (141,751)
                                             ============  ===========  =========  ====== ===========  ===========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                             Oppenheimer Variable Account Funds (continued)
                                             -----------------------------------------------------------------------------
                                                                            Oppenheimer Capital       Oppenheimer Global
                                                 Oppenheimer Capital      Appreciation Fund/VA --    Securities Fund/VA --
                                                Appreciation Fund/VA           Service Shares           Service Shares
                                             --------------------------  -------------------------  ----------------------
                                                                                       Period from
                                                     Year ended                       September 31,       Year ended
                                                    December 31,          Year ended     2002 to         December 31,
                                             --------------------------  December 31, December 31,  ----------------------
                                                 2003          2002          2003         2002         2003        2002
                                             ------------  ------------  ------------ ------------- ----------  ----------
Increase (decrease) in net assets
From operations:
   Net investment income (expense).......... $ (1,715,965)   (1,772,007)    (30,380)         (1)      (456,540)   (321,546)
   Net realized gain (loss) on
     investments............................  (17,481,761)  (48,362,276)     65,638          18          6,406  (1,589,922)
   Unrealized appreciation
     (depreciation) on investments..........   62,718,810   (33,111,732)    544,217         (33)    18,054,212  (5,608,851)
   Capital gain distributions...............           --            --          --          --             --          --
                                             ------------  ------------   ---------       -----     ----------  ----------
       Increase (decrease) in net
         assets from operations.............   43,521,084   (83,246,015)    579,475         (16)    17,604,078  (7,520,319)
                                             ------------  ------------   ---------       -----     ----------  ----------
From capital transactions:
   Net premiums.............................      732,373     1,321,610   3,572,773       1,000     14,376,562  13,299,853
   Transfers (to) from the general
     account of GE Life & Annuity:
     Death benefits.........................   (1,181,374)   (1,609,570)    (42,740)         --       (747,213)    (98,941)
     Surrenders.............................  (18,866,152)  (30,157,858)   (155,783)         --     (1,915,065) (1,075,308)
     Cost of insurance and
       administrative expense (note 4a).....     (232,524)     (285,990)     (1,329)         --        (60,846)    (19,629)
     Capital contribution...................           --            --          --          --             --          --
     Transfers (to) from the Guarantee
       Account..............................   (1,117,118)   (2,965,173)    342,200         (18)     3,991,066   7,802,844
     Transfers (to) from other
       subaccounts..........................       72,692   (18,129,640)  2,480,717          --      3,752,107     164,149
                                             ------------  ------------   ---------       -----     ----------  ----------
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............  (20,592,103)  (51,826,621)  6,195,838         982     19,396,611  20,072,968
                                             ------------  ------------   ---------       -----     ----------  ----------
Increase (decrease) in net assets...........   22,928,981  (135,072,636)  6,775,313         966     37,000,689  12,552,649
Net assets at beginning of year.............  167,110,932   302,183,568         966          --     32,507,109  19,954,460
                                             ------------  ------------   ---------       -----     ----------  ----------
Net assets at end of period................. $190,039,913   167,110,932   6,776,279         966     69,507,798  32,507,109
                                             ============  ============   =========       =====     ==========  ==========
Changes in units (note 5):
   Units purchased..........................       32,848        61,837     562,975         100      2,770,156   2,854,615
   Units redeemed...........................     (873,045)   (2,487,996)    (17,592)         --       (341,029)   (159,167)
                                             ------------  ------------   ---------       -----     ----------  ----------
   Net increase (decrease) in units
     from capital transactions with
     contract owners during the years
     or lesser period ended
     December 31, 2003 and 2002.............     (840,197)   (2,426,159)    545,383         100      2,429,127   2,695,448
                                             ============  ============   =========       =====     ==========  ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4


                                                                       Oppenheimer Variable Account Funds (continued)
                                           -----------------------------------------------------------------------------
                                                                                               Oppenheimer Main Street
                                                                         Oppenheimer Main             Small Cap
                                            Oppenheimer High Income      Street Fund/VA --            Fund/VA --
                                                    Fund/VA               Service Shares            Service Shares
                                           -------------------------  ----------------------  --------------------------
                                                                                                            Period from
                                                                            Year ended                     September 13,
                                            Year ended December 31,        December 31,        Year ended     2002 to
                                           -------------------------  ----------------------  December 31, December 31,
                                               2003          2002        2003        2002         2003         2002
                                           ------------  -----------  ----------  ----------  ------------ -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $  6,021,551   10,362,690    (318,989)   (273,634)    (38,426)         --
 Net realized gain (loss) on investments..   (7,648,698) (13,523,864)   (674,767)   (995,387)    244,204          --
 Unrealized appreciation (depreciation)
   on investments.........................   22,851,165   (1,394,111) 10,382,149  (5,231,300)    735,614          --
 Capital gain distributions...............           --           --          --          --          --          --
                                           ------------  -----------  ----------  ----------   ---------      ------
    Increase (decrease) in net assets
     from operations......................   21,224,018   (4,555,285)  9,388,393  (6,500,321)    941,392          --
                                           ------------  -----------  ----------  ----------   ---------      ------
From capital transactions:
 Net premiums.............................      323,516      302,905  11,400,665   9,628,345   4,005,309          --
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................   (1,061,454)  (1,038,921)   (261,771)   (156,607)      1,423          --
   Surrenders.............................  (17,226,273) (17,477,191) (2,729,014) (1,190,964)   (189,507)         --
   Cost of insurance and administrative
    expense (note 4a).....................     (127,406)    (133,044)    (55,604)    (21,821)     (1,215)         --
   Capital contribution...................           --           --          --          --          --          --
   Transfers (to) from the Guarantee
    Account...............................      706,375   (1,401,423)  4,123,014   9,314,136     564,551          --
   Transfers (to) from other subaccounts..   11,539,009    1,717,738     200,917  (1,629,626)  3,295,672          --
                                           ------------  -----------  ----------  ----------   ---------      ------
    Increase (decrease) in net assets
     from capital transactions (note 5)...   (5,846,233) (18,029,936) 12,678,207  15,943,463   7,676,233          --
                                           ------------  -----------  ----------  ----------   ---------      ------
Increase (decrease) in net assets.........   15,377,785  (22,585,221) 22,066,600   9,443,142   8,617,625          --
Net assets at beginning of year...........   99,031,774  121,616,995  30,484,495  21,041,353          --          --
                                           ------------  -----------  ----------  ----------   ---------      ------
Net assets at end of period............... $114,409,559   99,031,774  52,551,095  30,484,495   8,617,625          --
                                           ============  ===========  ==========  ==========   =========      ======
Changes in units (note 5):
 Units purchased..........................      227,632       33,421   2,112,321   2,507,057     651,494          --
 Units redeemed...........................     (333,300)    (331,715)   (409,228)   (397,368)    (15,794)         --
                                           ------------  -----------  ----------  ----------   ---------      ------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................     (105,668)    (298,294)  1,703,093   2,109,689     635,700          --
                                           ============  ===========  ==========  ==========   =========      ======


                                           ------------------------


                                             Oppenheimer Multiple
                                              Strategies Fund/VA
                                           -----------------------

                                                  Year ended
                                                 December 31,
                                           -----------------------
                                              2003         2002
                                           ----------  -----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........  1,156,603    1,810,856
 Net realized gain (loss) on investments.. (2,654,977)  (4,377,605)
 Unrealized appreciation (depreciation)
   on investments......................... 15,883,735   (8,886,121)
 Capital gain distributions...............         --    1,206,403
                                           ----------  -----------
    Increase (decrease) in net assets
     from operations...................... 14,385,361  (10,246,467)
                                           ----------  -----------
From capital transactions:
 Net premiums.............................    455,803      233,328
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................   (656,797)    (771,558)
   Surrenders............................. (8,963,484)  (9,684,520)
   Cost of insurance and administrative
    expense (note 4a).....................    (97,860)    (100,309)
   Capital contribution...................         --           --
   Transfers (to) from the Guarantee
    Account............................... (1,271,305)  (1,420,126)
   Transfers (to) from other subaccounts..  3,155,117    1,831,617
                                           ----------  -----------
    Increase (decrease) in net assets
     from capital transactions (note 5)... (7,378,526)  (9,911,568)
                                           ----------  -----------
Increase (decrease) in net assets.........  7,006,835  (20,158,035)
Net assets at beginning of year........... 70,456,593   90,614,628
                                           ----------  -----------
Net assets at end of period............... 77,463,428   70,456,593
                                           ==========  ===========
Changes in units (note 5):
 Units purchased..........................    207,744       29,059
 Units redeemed...........................   (632,246)    (169,207)
                                           ----------  -----------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................   (424,502)    (140,148)
                                           ==========  ===========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                                                                    PIMCO Variable
                                                      PBHG Insurance Series Fund, Inc.             Insurance Trust
                                             -------------------------------------------------  ------------------------
                                                                                                Foreign Bond Portfolio --
                                                                            PBHG Large Cap          Administrative
                                             PBHG Growth II Portfolio      Growth Portfolio          Class Shares
                                             ------------------------  -----------------------  ------------------------
                                                    Year ended                Year ended              Year ended
                                                   December 31,              December 31,            December 31,
                                             ------------------------  -----------------------  ------------------------
                                                 2003         2002        2003         2002        2003          2002
                                             -----------  -----------  ----------  -----------   ----------   ---------
Increase (decrease) in net assets
From operations:
   Net investment income (expense).......... $  (195,692)    (297,967)   (262,616)    (410,193)    118,876      102,329
   Net realized gain (loss) on
     investments............................  (1,883,145)  (4,442,783) (8,228,688) (12,049,095)     96,041       32,697
   Unrealized appreciation
     (depreciation) on investments..........   5,011,706   (3,716,947) 13,355,969    1,566,981    (202,048)     214,621
   Capital gain distributions...............          --           --          --           --          --       29,547
                                             -----------  -----------  ----------  -----------   ----------   ---------
       Increase (decrease) in net
         assets from operations.............   2,932,869   (8,457,697)  4,864,665  (10,892,307)     12,869      379,194
                                             -----------  -----------  ----------  -----------   ----------   ---------
From capital transactions:
   Net premiums.............................       9,694       86,411      43,402      158,609   2,864,477    2,534,119
   Transfers (to) from the general
     account of GE Life & Annuity:
     Death benefits.........................     (71,762)    (167,479)   (270,190)    (304,121)   (108,418)     (78,514)
     Surrenders.............................  (1,582,375)  (2,531,439) (2,666,909)  (3,046,102)   (710,228)    (629,627)
     Cost of insurance and
       administrative expense (note 4a).....     (23,986)     (33,720)    (29,342)     (39,333)    (12,661)      (3,584)
     Capital contribution...................          --           --          --           --          --           --
     Transfers (to) from the Guarantee
       Account..............................    (436,624)    (263,278)    (53,691)    (244,641)  1,263,742    1,766,103
     Transfers (to) from other
       subaccounts..........................  (1,201,053)  (3,755,993) (1,501,872)  (9,286,510)   (211,071)   1,580,968
                                             -----------  -----------  ----------  -----------   ----------   ---------
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............  (3,306,106)  (6,665,498) (4,478,602) (12,762,098)  3,085,841    5,169,465
                                             -----------  -----------  ----------  -----------   ----------   ---------
Increase (decrease) in net assets...........    (373,237) (15,123,195)    386,063  (23,654,405)  3,098,710    5,548,659
Net assets at beginning of year.............  14,811,156   29,934,351  19,664,091   43,318,496   8,205,734    2,657,075
                                             -----------  -----------  ----------  -----------   ----------   ---------
Net assets at end of period................. $14,437,919   14,811,156  20,050,154   19,664,091  11,304,444    8,205,734
                                             ===========  ===========  ==========  ===========   ==========   =========
Changes in units (note 5):
   Units purchased..........................       1,263       10,042       4,210       11,101     346,790      522,916
   Units redeemed...........................    (432,103)    (786,381)   (358,809)    (904,867)    (88,051)     (63,086)
                                             -----------  -----------  ----------  -----------   ----------   ---------
   Net increase (decrease) in units
     from capital transactions with
     contract owners during the years
     or lesser period ended December
     31, 2003 and 2002......................    (430,840)    (776,339)   (354,599)    (893,766)    258,739      459,830
                                             ===========  ===========  ==========  ===========   ==========   =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4


                                                           PIMCO Variable Insurance Trust (continued)
                                           --------------------------------------------------------------------------
                                                                         Long-Term U.S.
                                                  High Yield               Government              Total Return
                                                 Portfolio --             Portfolio --             Portfolio  --
                                             Administrative Class     Administrative Class      Administrative Class
                                                    Shares                   Shares                   Shares
                                           -----------------------  -----------------------  ------------------------
                                                  Year ended               Year ended               Year ended
                                                 December 31,             December 31,             December 31,
                                           -----------------------  -----------------------  ------------------------
                                               2003        2002         2003        2002         2003         2002
                                           -----------  ----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $ 3,514,922   1,416,704    1,167,948   2,517,813    2,691,026    2,732,972
 Net realized gain (loss) on investments..   1,772,986    (591,390)     610,025     485,655    1,792,216      177,209
 Unrealized appreciation (depreciation)
   on investments.........................   6,070,757    (524,325)  (1,489,148)  2,464,132     (208,896)   3,656,979
 Capital gain distributions...............          --          --    1,107,205   1,578,385    1,947,400    1,465,042
                                           -----------  ----------  -----------  ----------  -----------  -----------
    Increase (decrease) in net assets
     from operations......................  11,358,665     300,989    1,396,030   7,045,985    6,221,746    8,032,202
                                           -----------  ----------  -----------  ----------  -----------  -----------
From capital transactions:
 Net premiums.............................  33,090,449  12,994,194   29,794,714  21,145,091   75,153,679   51,790,340
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................  (1,139,939)   (145,288)    (431,025)   (242,802)  (2,090,699)  (1,115,666)
   Surrenders.............................  (3,798,762) (1,404,912)  (7,116,423) (4,550,260) (12,485,393)  (4,996,708)
   Cost of insurance and administrative
    expense (note 4a).....................     (73,579)    (13,394)    (104,205)    (36,310)    (274,968)     (69,623)
   Capital contribution...................          --          --           --          --           --           --
   Transfers (to) from the Guarantee
    Account...............................   6,595,488   7,031,680    3,982,466  14,415,575   20,679,095   37,370,371
   Transfers (to) from other subaccounts..   9,766,343   2,500,144  (29,341,069) 12,315,026    8,496,413   16,114,191
                                           -----------  ----------  -----------  ----------  -----------  -----------
    Increase (decrease) in net assets
     from capital transactions (note 5)...  44,440,000  20,962,424   (3,215,542) 43,046,320   89,478,127   99,092,905
                                           -----------  ----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets.........  55,798,665  21,263,413   (1,819,512) 50,092,305   95,699,873  107,125,107
Net assets at beginning of year...........  34,306,297  13,042,884   72,964,525  22,872,220  155,040,346   47,915,239
                                           -----------  ----------  -----------  ----------  -----------  -----------
Net assets at end of period............... $90,104,962  34,306,297   71,145,013  72,964,525  250,740,219  155,040,346
                                           ===========  ==========  ===========  ==========  ===========  ===========
Changes in units (note 5):
 Units purchased..........................   4,686,933   2,371,199    2,035,239   3,953,613    9,067,959    9,169,893
 Units redeemed...........................    (516,906)   (162,910)  (2,228,991)   (396,711)  (1,295,098)    (535,432)
                                           -----------  ----------  -----------  ----------  -----------  -----------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................   4,170,027   2,208,289     (193,752)  3,556,902    7,772,861    8,634,461
                                           ===========  ==========  ===========  ==========  ===========  ===========

                                            The Prudential
                                           Series Fund, Inc.
                                           ----------------


                                               Jennison
                                             Portfolio --
                                               Class II
                                           ----------------
                                              Year ended
                                             December 31,
                                           ----------------
                                             2003     2002
                                           -------  -------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........  (2,097)    (530)
 Net realized gain (loss) on investments..  (1,818)     (77)
 Unrealized appreciation (depreciation)
   on investments.........................  35,176  (12,635)
 Capital gain distributions...............      --       --
                                           -------  -------
    Increase (decrease) in net assets
     from operations......................  31,261  (13,242)
                                           -------  -------
From capital transactions:
 Net premiums............................. 334,643       --
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................      --       --
   Surrenders............................. (14,265)    (873)
   Cost of insurance and administrative
    expense (note 4a).....................     (91)     (42)
   Capital contribution...................      --       --
   Transfers (to) from the Guarantee
    Account...............................  26,680      904
   Transfers (to) from other subaccounts..  74,248    1,330
                                           -------  -------
    Increase (decrease) in net assets
     from capital transactions (note 5)... 421,215    1,319
                                           -------  -------
Increase (decrease) in net assets......... 452,476  (11,923)
Net assets at beginning of year...........  28,350   40,273
                                           -------  -------
Net assets at end of period............... 480,826   28,350
                                           =======  =======
Changes in units (note 5):
 Units purchased..........................  51,610      302
 Units redeemed...........................  (2,245)    (124)
                                           -------  -------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................  49,365      178
                                           =======  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                        The Prudential Series Fund, Inc.                Rydex Variable Trust
                                             --------------------------------------------------------  ----------------------
                                                                    SP Jennison     SP Prudential U.S.
                                               Jennison 20/20      International    Emerging Growth
                                             Focus Portfolio -- Growth Portfolio --   Portfolio --
                                                  Class II            Class II          Class II              OTC Fund
                                             ------------------ ------------------  -----------------  ----------------------
                                                Period from         Year ended         Year ended            Year ended
                                               May 1, 2003 to      December 31,       December 31,          December 31,
                                                December 31,    ------------------  -----------------  ----------------------
                                                    2003          2003      2002     2003      2002       2003        2002
                                             ------------------ --------  --------  ------   -------   ----------  ----------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........      $   (586)       (1,235)   (1,233) (1,062)   (1,143)    (129,085)    (81,489)
   Net realized gain (loss) on
     investments............................           635       115,131    96,716  (1,092)  (10,193)    (880,952) (1,214,189)
   Unrealized appreciation
     (depreciation) on investments..........        14,101          (174)    4,183  24,293   (24,612)   3,894,505  (1,613,739)
   Capital gain distributions...............            --            --        --      --        --           --          --
                                                  --------      --------  --------  ------   -------   ----------  ----------
       Increase (decrease) in net
         assets from operations.............        14,150       113,722    99,666  22,139   (35,948)   2,884,468  (2,909,417)
                                                  --------      --------  --------  ------   -------   ----------  ----------
From capital transactions:
   Net premiums.............................        86,414            --     1,277      --     3,751    5,383,663   1,000,334
   Transfers (to) from the general
     account of GE Life & Annuity:
     Death benefits.........................            --            --        --      --        --     (122,845)   (147,559)
     Surrenders.............................        (2,148)         (667)     (687) (1,129)     (970)    (459,642)   (246,637)
     Cost of insurance and
       administrative expense (note 4a).....          (104)          (23)      (25)   (120)     (211)     (12,398)     (4,296)
     Capital contribution...................            --            --        --      --        --           --          --
     Transfers (to) from the Guarantee
       Account..............................        (7,927)            3    12,692     (12)  (16,626)     739,417     963,813
     Transfers (to) from other
       subaccounts..........................        97,068      (109,282) (117,674)  2,267    25,140     (663,629)    290,281
                                                  --------      --------  --------  ------   -------   ----------  ----------
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............       173,303      (109,969) (104,417)  1,006    11,084    4,864,566   1,855,936
                                                  --------      --------  --------  ------   -------   ----------  ----------
Increase (decrease) in net assets...........       187,453         3,753    (4,751) 23,145   (24,864)   7,749,034  (1,053,481)
Net assets at beginning of year.............            --        12,436    17,187  57,104    81,968    5,132,705   6,186,186
                                                  --------      --------  --------  ------   -------   ----------  ----------
Net assets at end of period.................      $187,453        16,189    12,436  80,249    57,104   12,881,739   5,132,705
                                                  ========      ========  ========  ======   =======   ==========  ==========
Changes in units (note 5):
   Units purchased..........................        16,099            --         1     180     1,226    1,775,647     640,164
   Units redeemed...........................          (893)         (111)     (109)   (100)     (782)    (364,960)   (113,977)
                                                  --------      --------  --------  ------   -------   ----------  ----------
   Net increase (decrease) in units
     from capital transactions with
     contract owners during the years
     or lesser period ended December
     31, 2003 and 2002......................        15,206          (111)     (108)     80       444    1,410,687     526,187
                                                  ========      ========  ========  ======   =======   ==========  ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                                                   Salomon Brothers Variable Series Fund Inc
                                           ------------------------------------------------------------------
                                                                                              Salomon
                                                    Salomon              Salomon             Brothers
                                                   Brothers              Brothers            Variable
                                              Variable Investors     Variable All Cap     Strategic Bond
                                                Fund -- Class I      Fund -- Class II     Fund -- Class I
                                           ------------------------  ---------------- ----------------------
                                                  Year ended           Period from          Year ended
                                                 December 31,         May 1, 2003 to       December 31,
                                           ------------------------    December 31,   ----------------------
                                               2003         2002           2003          2003        2002
                                           -----------  -----------  ---------------- ----------  ----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $     6,553     (231,364)      (29,236)     1,893,922   1,585,850
 Net realized gain (loss) on investments..  (3,305,045)  (7,068,735)       50,864      3,320,791     314,932
 Unrealized appreciation (depreciation)
   on investments.........................  15,342,042  (10,510,993)      632,103       (476,633)    916,210
 Capital gain distributions...............          --           --            --      1,117,503          --
                                           -----------  -----------     ---------     ----------  ----------
    Increase (decrease) in net assets
     from operations......................  12,043,550  (17,811,092)      653,731      5,855,583   2,816,992
                                           -----------  -----------     ---------     ----------  ----------
From capital transactions:
 Net premiums.............................     181,229      268,246     4,336,529        208,356     338,554
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................    (302,041)    (365,214)           --       (424,122)   (327,742)
   Surrenders.............................  (4,547,900)  (5,236,850)      (19,353)    (6,966,411) (6,232,629)
   Cost of insurance and administrative
    expense (note 4a).....................     (59,549)     (64,363)       (1,031)       (61,558)    (36,902)
   Capital contribution...................          --           --            --             --          --
   Transfers (to) from the Guarantee
    Account...............................     (88,882)    (327,421)      341,249       (707,601) (1,287,406)
   Transfers (to) from other subaccounts..     746,923    5,085,756     1,803,975      7,070,157  23,271,597
                                           -----------  -----------     ---------     ----------  ----------
    Increase (decrease) in net assets
     from capital transactions (note 5)...  (4,070,220)    (639,846)    6,461,369       (881,179) 15,725,472
                                           -----------  -----------     ---------     ----------  ----------
Increase (decrease) in net assets.........   7,973,330  (18,450,938)    7,115,100      4,974,404  18,542,464
Net assets at beginning of year...........  45,819,657   64,270,595            --     45,854,842  27,312,378
                                           -----------  -----------     ---------     ----------  ----------
Net assets at end of period............... $53,792,987   45,819,657     7,115,100     50,829,246  45,854,842
                                           ===========  ===========     =========     ==========  ==========
Changes in units (note 5):
 Units purchased..........................     109,490    2,264,539       552,197        210,880   2,075,514
 Units redeemed...........................    (589,640)  (2,537,779)       (1,737)      (236,411)   (693,797)
                                           -----------  -----------     ---------     ----------  ----------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................    (480,150)    (273,240)      550,460        (25,531)  1,381,717
                                           ===========  ===========     =========     ==========  ==========

                                           -----------------------
                                                   Salomon
                                                  Brothers
                                                  Variable
                                                Total Return
                                               Fund -- Class I
                                           ----------------------
                                                 Year ended
                                                December 31,
                                           ----------------------
                                              2003        2002
                                           ----------  ----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........     26,191      12,298
 Net realized gain (loss) on investments..     (4,660)   (406,813)
 Unrealized appreciation (depreciation)
   on investments.........................  2,108,750  (1,032,748)
 Capital gain distributions...............    215,308          --
                                           ----------  ----------
    Increase (decrease) in net assets
     from operations......................  2,345,589  (1,427,263)
                                           ----------  ----------
From capital transactions:
 Net premiums.............................    178,560     240,921
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................   (142,592)   (151,522)
   Surrenders............................. (1,420,034) (1,835,498)
   Cost of insurance and administrative
    expense (note 4a).....................    (18,048)    (20,220)
   Capital contribution...................         --          --
   Transfers (to) from the Guarantee
    Account...............................   (126,810)   (300,524)
   Transfers (to) from other subaccounts..    346,920   5,448,543
                                           ----------  ----------
    Increase (decrease) in net assets
     from capital transactions (note 5)... (1,182,004)  3,381,700
                                           ----------  ----------
Increase (decrease) in net assets.........  1,163,585   1,954,437
Net assets at beginning of year........... 17,415,107  15,460,670
                                           ----------  ----------
Net assets at end of period............... 18,578,692  17,415,107
                                           ==========  ==========
Changes in units (note 5):
 Units purchased..........................     52,944     552,147
 Units redeemed...........................   (172,033)   (221,237)
                                           ----------  ----------
 Net increase (decrease) in units from
   capital transactions with contract
   owners during the years or lesser
   period ended December 31, 2003 and
   2002...................................   (119,089)    330,910
                                           ==========  ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                                             Scudder Variable Series II          Van Kampen Life Investment Trust
                                             -------------------------- --------------------------------------------------
                                                 Scudder Technology             Comstock                  Emerging
                                                Growth Portfolio --           Portfolio --           Growth Portfolio --
                                                    Class B Shares           Class II Shares           Class II Shares
                                             -------------------------- ------------------------  ------------------------
                                                           Period from               Period from               Period from
                                                          September 13,                 May 1,                    May 1,
                                              Year ended     2002 to     Year ended    2002 to     Year ended    2002 to
                                             December 31, December 31,  December 31, December 31, December 31, December 31,
                                                 2003         2002          2003         2002         2003         2002
                                             ------------ ------------- ------------ ------------ ------------ ------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........    $   (7)          --        (158,741)    (13,532)     (55,420)     (3,372)
   Net realized gain (loss) on
     investments............................         2           --         432,826     (23,395)      82,607     (18,620)
   Unrealized appreciation
     (depreciation) on investments..........       218           --       3,776,299       8,230      751,563     (62,467)
   Capital gain distributions...............        --           --              --          --           --          --
                                                ------       ------      ----------   ---------    ---------     -------
       Increase (decrease) in net
         assets from operations.............       213           --       4,050,384     (28,697)     778,750     (84,459)
                                                ------       ------      ----------   ---------    ---------     -------
From capital transactions:
   Net premiums.............................       500           --      12,912,713   2,418,009    3,945,283     807,871
   Transfers (to) from the general
     account of GE Life & Annuity:
     Death benefits.........................        --           --        (122,507)         --      (92,720)         --
     Surrenders.............................        --           --        (455,602)    (32,260)    (141,720)     (4,662)
     Cost of insurance and
       administrative expense (note 4a).....        --           --         (13,633)        (43)      (3,884)         --
     Capital contribution...................        --           --              --          --           --          --
     Transfers (to) from the Guarantee
       Account..............................     1,011           --       3,830,858     242,290      701,796      33,090
     Transfers (to) from other
       subaccounts..........................        --           --       5,081,154     781,769    1,083,965     100,237
                                                ------       ------      ----------   ---------    ---------     -------
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............     1,511           --      21,232,983   3,409,765    5,492,720     936,536
                                                ------       ------      ----------   ---------    ---------     -------
Increase (decrease) in net assets...........     1,724           --      25,283,367   3,381,068    6,271,470     852,077
Net assets at beginning of year.............        --           --       3,381,068          --      852,077          --
                                                ------       ------      ----------   ---------    ---------     -------
Net assets at end of period.................    $1,724           --      28,664,435   3,381,068    7,123,547     852,077
                                                ======       ======      ==========   =========    =========     =======
Changes in units (note 5):
   Units purchased..........................       115           --       2,330,671     424,410      665,935     117,990
   Units redeemed...........................        --           --         (63,192)     (3,992)     (27,858)       (585)
                                                ------       ------      ----------   ---------    ---------     -------
   Net increase (decrease) in units
     from capital transactions with
     contract owners during the years
     or lesser period ended December
     31, 2003 and 2002......................       115           --       2,267,479     420,418      638,077     117,405
                                                ======       ======      ==========   =========    =========     =======

                See accompanying notes to financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                         Notes to Financial Statements

                               December 31, 2003

(1)Description of Entity

   GE Life & Annuity Separate Account 4 (the Account) is a separate investment account established in 1987 by GE Life and Annuity Assurance Company (GE Life & Annuity) under the laws of the Commonwealth of Virginia. The Account operates as a unit investment trust under the Investment Company Act of 1940. The Account is used to fund certain benefits for flexible premium variable deferred annuity contracts issued by GE Life & Annuity.

   GE Life & Annuity is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 to The Life Insurance Company of Virginia. General Electric Capital Corporation (GE Capital) acquired GE Life & Annuity from Aon Corporation on April 1, 1996. GE Capital subsequently contributed GE Life & Annuity to its wholly owned subsidiary, GE Financial Assurance Holdings, Inc. (GE Financial Assurance) and ultimately the majority of the outstanding common stock to General Electric Capital Assurance Company (GECA). As part of an internal reorganization of GE Financial Assurance's insurance subsidiaries, The Harvest Life Insurance Company (Harvest) merged into the Company on January 1, 1999. At this time The Life Insurance Company of Virginia was renamed GE Life and Annuity Assurance Company. Harvest's former parent, Federal Home Life Insurance Company (Federal), received common stock of the GE Life & Annuity in exchange for its interest in Harvest.

   GE Life & Annuity is a wholly owned indirect subsidiary of GE Financial Assurance. The stock is owned directly by GECA, which owns approximately 85% of GE Life and Annuity's outstanding common stock, Federal, which owns approximately 12% of GE Life and Annuity's outstanding common stock and GE Financial Assurance, which directly owns the remaining 3% of outstanding common stock. All outstanding non-voting preferred stock is owned by Brookfield Life Assurance Company Limited (Brookfield). Brookfield is partially owned directly by GE Financial Assurance and owned indirectly by GE Capital. GE Financial Assurance is a wholly owned subsidiary of GE Insurance, Inc. (GEI). GEI is a wholly owned subsidiary of GE Capital, which in turn is wholly owned, directly or indirectly, by General Electric Company.

   On November 18, 2003, GE announced its intention to pursue an initial public offering (IPO) of a new company named Genworth Financial, Inc. (Genworth Financial). In connection with the IPO, GE will transfer, among other things, substantially all of the life insurance businesses currently operating within GE Financial Assurance Holdings, Inc., including GE Life & Annuity, to Genworth Financial. GE expects to complete the IPO in the first half of 2004, subject to market conditions and receipt of various regulatory approvals

   GE Life & Annuity principally offers annuity contracts, institutional stable value products and life insurance. GE Life & Annuity does business in the District of Columbia and all states except New York. GE Life & Annuity's principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

   Effective May 1, 2003, the following portfolios were made available to the Account.

AIM Variable Insurance Funds
 AIM V.I. Basic Value Fund -- Series II Shares     Greenwich Street Series Fund
AllianceBernstein Variable Products Series Fund,     Salomon Brothers Variable Emerging Growth Fund -- Class II
 Inc                                               Nations Separate Account Trust
 Technology Portfolio -- Class B                     Nations Marsico Growth Portfolio
Federated Insurance Series                           Nations Marsico International Opportunities Portfolio
 Federated Kaufmann Fund II -- Service Shares      The Prudential Series Fund, Inc.
Fidelity Variable Insurance Products Fund III        Jennison Portfolio -- Class II
 (VIP III)                                           Jennison 20/20 Focus Portfolio -- Class II
 VIP III Dynamic Capital Appreciation Portfolio    Salomon Brothers Variable Series Fund, Inc
   -- Service Class 2                                Salomon Brothers Variable All Cap Fund -- Class II

   All designated portfolios described above are series type mutual funds.

   On November 14, 2003, Dreyfus Investment Portfolios-Emerging Markets Portfolio Initial Shares and Federated International Small Company Fund II were liquidated in accordance with a decision made by the respective portfolio's Board of Trustees.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003


   For 2003 the following portfolios did not reflect any activity and thus were omitted from the presentation of the financial statements:

AIM Variable Insurance Funds                       J.P. Morgan Series Trust II
 AIM V.I. Blue Chip Fund -- Series I Shares          Small Company Portfolio
American Century Variable Portfolios, Inc.           U.S. Large Cap Core Equity Portfolio
 VP International Fund -- Class I                  MFS(R) Variable Insurance Trust
 VP Value Fund -- Class I                            MFS(R) Strategic Income Series -- Service Class Shares
Dreyfus                                            The Prudential Series Fund, Inc.
 Dreyfus Investment Portfolios -- MidCap Stock
   Portfolio -- Initial Shares                       Equity Portfolio -- Class II
 Dreyfus Variable Investment Fund -- Money Market
   Portfolio                                       Scudder Variable Series II
Franklin Templeton Variable Insurance Products
 Trust                                               SVS Dreman High Return Equity Portfolio -- Class B Shares
 Franklin Large Cap Growth Securities Fund --
   Class 2 Shares                                    SVS Dreman Small Cap Value Portfolio -- Class B Shares
 Mutual Shares Securities Fund -- Class 2 Shares

   All designated portfolios described above are series type mutual funds.

   During 2003, Federated Insurance Series changed the name of its Federated Utility Fund II to Federated Capital Income Fund II. In addition, Janus Aspen Series changed the name of its Aggressive Growth Portfolio to Mid Cap Growth Portfolio -- Institutional Shares and its Aggressive Growth Portfolio -- Service Shares to Mid Cap Growth Portfolio -- Service Shares; Oppenheimer Variable Account Funds changed the name of its Oppenheimer Main Street Growth & Income Fund/VA -- Service Shares to Oppenheimer Main Street Fund/VA -- Service Shares; and Salomon Brothers Variable Series Fund Inc. changed the name of its Investors Fund to Salomon Brothers Variable Investors Fund -- Class I, its Strategic Bond Fund to Salomon Brothers Variable Strategic Bond fund -- Class I, and its Total Return Fund to Salomon Brothers Variable Total Return Fund -- Class I.

   During 2002, AIM Variable Insurance Funds changed the name of its AIM V. I. Value Fund -- Series I Shares to AIM V. I. Premier Equity Fund -- Series I Shares and its AIM V.I. Growth and Income Fund -- Series I Shares to AIM V.I. Core Equity Fund -- Series I Shares. In addition, PIMCO Variable Insurance Trust changed the name of its High Yield Bond Portfolio -- Administrative Class Shares to High Yield Portfolio, its Long-Term U. S. Government Bond
Portfolio --Administrative Class Shares to Long-Term U. S. Government Portfolio Administrative Class shares and its Total Return Bond
Portfolio -- Administrative Class Shares to Total Return Portfolio Administrative Class Shares. Additionally, The Prudential Series Fund, Inc. changed the name of its Prudential Jennison Portfolio Class II to Jennison Portfolio Class II.

(2)Summary of Significant Accounting Policies

  (a) Investments

   Investments are stated at fair market value, which are based on the net asset value per share of the respective underlying portfolios. Purchases and redemptions of investments are recorded on the day the request for purchase or redemption is received (Valuation Day) and income distributions are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period

  (b) Unit Classes

   There are nine unit classes of subaccounts based on the annuity contract through which the subaccounts are offered. An indefinite number of units in each unit class is authorized. Each unit type has its own expense structure. Type I units are sold under contract forms P1098 and P1140. Type II units are sold under contract forms P1142, P1143, and P1150. Type III units are sold under contract form P1152. Type IV units are sold under contract form P1151. Type V units are sold under contract form P1153. Types VI and VII units are sold under contract form P1154. Type VIII units are sold under contract form P1611. Type IX units are sold under contract form P1156. Contract form numbers P1140, P1142, P1143 and P1150 are no longer available for sale, although additional purchase payments may still be accepted under the terms of the contracts.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003


  (c) Federal Income Taxes

   The operations of the Account are a part of, and taxed with, the operations of GE Life & Annuity. Therefore, the Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Under existing federal income tax laws, investment income and capital gains of the Account are not taxed. Accordingly, the Account paid no federal income taxes and no federal income tax payment was required. GE Life & Annuity is taxed as a life insurance company under the Code.

  (d) Use of Estimates

   Financial statements prepared in conformity with generally accepted accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.

(3)Purchases and Sales of Investments

   The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year or lesser period ended December 31, 2003 were:

                                                                                Cost of     Proceeds
                                                                                 Shares       from
                                Fund/Portfolio                                  Acquired   Shares Sold
                                --------------                                 ----------- -----------
AIM Variable Insurance Funds:
 AIM V.I. Aggressive Growth Fund -- Series I Shares........................... $    23,017 $    24,212
 AIM V.I. Basic Value Fund -- Series II Shares................................   8,397,560   1,453,499
 AIM V.I. Capital Appreciation Fund -- Series I Shares........................   9,378,061   7,383,216
 AIM V.I. Capital Development Fund -- Series I Shares.........................      37,596      39,583
 AIM V.I. Core Equity Fund -- Series I Shares.................................      21,426      22,099
 AIM V.I. Global Utilities Fund -- Series I Shares............................     586,096     584,759
 AIM V.I. Government Securities Fund -- Series I Shares.......................  18,343,711  19,186,851
 AIM V.I. Growth Fund -- Series I Shares......................................   3,781,784   3,063,786
 AIM V.I. New Technology Fund -- Series I Shares..............................     402,273     316,383
 AIM V.I. Premier Equity Fund -- Series I Shares..............................  10,084,601  12,548,601
The Alger American Fund:
 Alger American Growth Portfolio -- Class O Shares............................  56,422,470  76,154,519
 Alger American Small Capitalization Portfolio -- Class O Shares..............  60,706,676  57,973,237
AllianceBernstein Variable Products Series Fund, Inc.:
 Growth and Income Portfolio -- Class B.......................................  85,959,157  42,539,330
 Premier Growth Portfolio -- Class B..........................................  11,382,251  12,305,776
 Quasar Portfolio -- Class B..................................................   7,160,750   5,029,802
 Technology Portfolio -- Class B..............................................   3,237,985     648,842
American Century Variable Portfolios, Inc.:
 VP Income & Growth Fund -- Class I...........................................       2,798         424
 VP Ultra Fund -- Class I.....................................................       1,664         457
Dreyfus:
 Dreyfus Investment Portfolios -- Emerging Markets Portfolio -- Initial Shares  15,078,323  23,395,318
 The Dreyfus Socially Responsible Growth Fund, Inc. -- Initial Shares.........     748,936     987,162
Eaton Vance Variable Trust:
 VT Floating-Rate Income Fund.................................................  12,416,325   2,859,680
 VT Income Fund of Boston.....................................................      21,889         925
 VT Worldwide Health Sciences Fund............................................   7,729,771   1,791,747

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                                      Cost of       Proceeds
                                                                       Shares         from
                          Fund/Portfolio                              Acquired     Shares Sold
                          --------------                           -------------- --------------
Federated Insurance Series:
 Federated American Leaders Fund II -- Primary Shares............. $   26,688,540 $   36,726,149
 Federated Capital Income Fund II.................................     11,426,688     15,208,741
 Federated High Income Bond Fund II -- Primary Shares.............    130,109,798    121,224,644
 Federated High Income Bond Fund II -- Service Shares.............     70,043,425     50,483,537
 Federated International Small Company Fund II....................     33,193,281     37,702,598
 Federated Kaufmann Fund II -- Service Shares.....................     17,134,334      3,960,631
Fidelity Variable Insurance Products Fund (VIP):
 VIP Equity-Income Portfolio -- Initial Class.....................    115,486,483    164,001,217
 VIP Equity-Income Portfolio -- Service Class 2...................     56,522,908     28,102,488
 VIP Growth Portfolio -- Initial Class............................     87,142,323    116,137,890
 VIP Growth Portfolio -- Service Class 2..........................     29,511,700     17,540,302
 VIP Overseas Portfolio -- Initial Class..........................    152,078,368    144,460,863
Fidelity Variable Insurance Products Fund II (VIP II):
 VIP II Asset Manager/SM/ Portfolio -- Initial Class..............     31,642,698     55,494,943
 VIP II Contrafund(R) Portfolio -- Initial Class..................     94,107,542    126,422,435
 VIP II Contrafund(R) Portfolio -- Service Class 2................     50,113,169     23,332,716
Fidelity Variable Insurance Products Fund III (VIP III):
 VIP III Dynamic Capital Appreciation Portfolio -- Service Class 2        277,099         65,758
 VIP III Growth & Income Portfolio -- Initial Class...............     41,190,710     43,458,881
 VIP III Growth & Income Portfolio -- Service Class 2.............     17,625,570      9,880,705
 VIP III Growth Opportunities Portfolio -- Initial Class..........     17,521,247     23,502,666
 VIP III Mid Cap Portfolio -- Initial Class.......................         22,781          6,117
 VIP III Mid Cap Portfolio -- Service Class 2.....................     79,754,335     34,998,697
Franklin Templeton Variable Insurance Products Trust:
 Templeton Foreign Securities Fund -- Class 2 Shares..............         11,237            159
 Templeton Global Asset Allocation Fund -- Class 2 Shares.........            111          4,808
GE Investments Funds, Inc.:
 Global Income Fund...............................................     18,348,560     20,492,454
 Income Fund......................................................    164,413,681    193,272,486
 International Equity Fund........................................     83,419,532     81,359,491
 Mid-Cap Value Equity Fund........................................    115,376,147    105,315,983
 Money Market Fund................................................  1,555,928,777  1,838,372,164
 Premier Growth Equity Fund.......................................     90,402,526     53,271,072
 Real Estate Securities Fund......................................     93,915,980     85,396,658
 S&P 500(R) Index Fund............................................    251,025,863    229,697,073
 Small-Cap Value Equity Fund......................................     59,421,494     33,318,485
 Total Return Fund................................................    137,885,132     52,174,885
 U.S. Equity Fund.................................................     55,957,712     46,187,220
 Value Equity Fund................................................     15,639,062      8,506,967
Goldman Sachs Variable Insurance Trust:
 Goldman Sachs Growth and Income Fund.............................     13,290,589     12,959,320
 Goldman Sachs Mid Cap Value Fund.................................     99,706,656    123,944,786
Greenwich Street Series Fund:
 Salomon Brothers Variable Emerging Growth Fund -- Class II.......      4,416,188      2,371,810
Janus Aspen Series:
 Balanced Portfolio -- Institutional Shares.......................    112,205,059    192,397,549

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                                      Cost of     Proceeds
                                                                       Shares       from
                          Fund/Portfolio                              Acquired   Shares Sold
                          --------------                            ------------ ------------
 Balanced Portfolio -- Service Shares.............................. $ 71,216,310 $ 46,414,834
 Capital Appreciation Portfolio -- Institutional Shares............   56,202,259   96,111,670
 Capital Appreciation Portfolio -- Service Shares..................   11,950,875   11,785,868
 Core Equity Portfolio -- Institutional Shares.....................        2,617        2,447
 Flexible Income Portfolio -- Institutional Shares.................  113,193,185  141,277,074
 Global Life Sciences Portfolio -- Service Shares..................   15,949,807   18,655,356
 Global Technology Portfolio -- Service Shares.....................   22,734,211   20,244,284
 Growth Portfolio -- Institutional Shares..........................   69,823,732  128,152,747
 Growth Portfolio -- Service Shares................................    7,549,991    9,437,510
 International Growth Portfolio -- Institutional Shares............   94,703,416  115,494,497
 International Growth Portfolio -- Service Shares..................  208,891,391  207,025,388
 Mid Cap Growth Portfolio -- Institutional Shares..................   75,484,029   98,130,920
 Mid Cap Growth Portfolio -- Service Shares........................    4,155,356    4,806,050
 Worldwide Growth Portfolio -- Institutional Shares................   61,582,759  148,142,182
 Worldwide Growth Portfolio -- Service Shares......................    9,134,769   11,696,227
J.P. Morgan Series Trust II:
 Bond Portfolio....................................................       34,461        6,063
 International Opportunities Portfolio.............................          280           26
 Mid Cap Value Portfolio...........................................       13,082        4,893
MFS(R) Variable Insurance Trust:
 MFS(R) Investors Growth Stock Series -- Service Class Shares......   14,626,252   10,158,299
 MFS(R) Investors Trust Series -- Service Class Shares.............   10,082,156    5,914,933
 MFS(R) New Discovery Series -- Service Class Shares...............   45,774,448   21,258,669
 MFS(R) Total Return Series -- Service Class Shares................       23,928          300
 MFS(R) Utilities Series -- Service Class Shares...................   14,617,985    8,999,278
Nations Separate Account Trust:
 Nations Marsico Growth Portfolio..................................   18,302,475    3,914,482
 Nations Marsico International Opportunities Portfolio.............   20,040,014   12,288,863
Oppenheimer Variable Account Funds:
 Oppenheimer Aggressive Growth Fund/VA.............................   67,590,978   87,853,809
 Oppenheimer Aggressive Growth Fund/VA -- Service Shares...........    3,052,758      468,893
 Oppenheimer Bond Fund/VA..........................................   81,259,706  110,198,711
 Oppenheimer Capital Appreciation Fund/VA..........................   76,190,617   98,842,086
 Oppenheimer Capital Appreciation Fund/VA -- Service Shares........    7,784,847    1,636,674
 Oppenheimer Global Securities Fund/VA -- Service Shares...........   45,039,752   26,164,079
 Oppenheimer High Income Fund/VA...................................  108,916,086  108,787,201
 Oppenheimer Main Street Fund/VA -- Service Shares.................   23,553,621   11,255,530
 Oppenheimer Main Street Small Cap Fund/VA -- Service Shares.......   12,509,907    4,896,233
 Oppenheimer Multiple Strategies Fund/VA...........................   29,274,775   34,589,164
PBHG Insurance Series Fund, Inc.:
 PBHG Growth II Portfolio..........................................   11,962,452   15,500,841
 PBHG Large Cap Growth Portfolio...................................   17,985,512   22,708,177
PIMCO Variable Insurance Trust:
 Foreign Bond Portfolio -- Administrative Class Shares.............   10,863,750    7,629,015
 High Yield Portfolio -- Administrative Class Shares...............  107,570,133   59,610,666
 Long-Term U.S. Government Portfolio -- Administrative Class Shares   73,252,314   74,051,131
 Total Return Portfolio -- Administrative Class Shares.............  214,757,522  120,540,156

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                           Cost of     Proceeds
                                                            Shares       from
                     Fund/Portfolio                        Acquired   Shares Sold
                     --------------                       ----------- -----------
Prudential Series Fund, Inc.:
 Jennison Portfolio -- Class II.......................... $ 1,333,150 $   920,022
 Jennison 20/20 Focus Portfolio -- Class II..............     188,077      15,349
 SP Jennison International Growth Portfolio -- Class II..  10,210,701  10,321,905
 SP Prudential U.S. Emerging Growth Portfolio -- Class II       3,267       3,332
Rydex Variable Trust:
 OTC Fund................................................  15,702,306  11,178,851
Salomon Brothers Variable Series Fund Inc:
 Salomon Brothers Variable Investors Fund -- Class I.....  26,499,722  30,595,474
 Salomon Brothers Variable All Cap Fund -- Class II......   7,856,359   1,440,010
 Salomon Brothers Variable Strategic Bond Fund -- Class I  53,204,305  51,003,177
 Salomon Brothers Variable Total Return Fund -- Class I..   8,043,700   8,970,184
Scudder Variable Series II:
 Scudder Technology Growth Portfolio -- Class B Shares...         515          10
Van Kampen Life Investment Trust:
 Comstock Portfolio -- Class II Shares...................  27,405,266   6,422,667
 Emerging Growth Portfolio -- Class II Shares............   6,898,505   1,443,786

(4)Related Party Transactions

  (a) GE Life & Annuity

   Net purchase payments transferred from GE Life & Annuity represents gross purchase payments recorded by GE Life & Annuity on its flexible premium variable deferred annuity contracts, less deductions retained as compensation for premium taxes. For contracts issued on or after May 1, 1993, the deduction for premium taxes is deferred until surrender.

   Certain contract owners may elect to allocate purchase payments to a Guarantee Account that is part of the general account of GE Life & Annuity. Amounts allocated to the Guarantee Account earn interest at the interest rate in effect at the time of such allocation or transfer. The interest rate remains in effect for a guaranteed period of time, after which a new rate may be declared. Contract owners may transfer amounts from the Guarantee Account to the subaccounts of the Account and in certain instances transfer amounts from the subaccounts of the Account to the Guarantee Account.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003


   Generally, charges are assessed under the contracts to cover surrenders, certain administrative expenses, and the mortality and expense risks that GE Life & Annuity assumes and the death benefit provided under the contract, as applicable. The surrender charges are assessed to cover certain expenses relating to the sale of a contract. The fees charged to cover administrative expenses and mortality and expense risk charges are assessed through the daily unit value calculation. The stated dollar fees assessed to cover certain other administrative expenses are assessed by the redemption of units. A charge is deducted monthly from Type I policies to reimburse GE Life & Annuity for certain distribution expenses. The table below discloses the fees described above by unit type.

                                                                                                 Administrative Mortality and
                                                                                                    Expense     Expense Risk
                                                                      Annual Contract             Charges as a  Charges as a
                                                                        Maintenance              percentage of  percentage of
                                                                        Charge as a              the daily net  the daily net
Unit Contract Form  Distribution                                       percentage of             assets of the  assets of the
Type    Number        Expense        Surrender Charges                Contract Value                Account        Account
---- -------------- ------------- ------------------------  ------------------------------------ -------------- -------------
I    P1098, P1140   0.20%         6% or less within seven   $30 if account value is $75,000 or          NA          1.15%
                    monthly for   years of any purchase     less at time charge taken
                    the first ten payment
                    years
                    following any
                    purchase
                    payment

II   P1142, P1143,       NA       6% or less within seven   $25 if account value $75,000 or less      0.15%         1.25%
     P1150*                       years of any purchase     at time charge taken
                                  payment

III  P1152*              NA       8% or less within nine    $25 if account value is $10,000 or        0.25%         1.30%
                                  years of any purchase     less at time charge taken
                                  payment

IV   P1151*              NA                  NA             $25 if account value is $25,000 or        0.25%         1.35%
                                                            less at time charge taken

V    P1153               NA                  NA                              NA                       0.35%         0.40%

VI   P1154 *(Age         NA       6% or less within seven   $30 if account values is $40,000 or       0.15%         1.35%
     70 or younger)               years of any purchase     less at the time the charge is taken
                                  payment

VII  P1154* (Over        NA       6% or less within seven   $30 if account value is $40,000 or        0.15%         1.55%
     age 70)                      years of any purchase     less at time charge is taken
                                  payment

VII  P1154*              NA       6% or less within seven   $30 if account value is $40,000 or        0.15%         1.30%
                                  years of any purchase     less at time charge is taken
                                  payment

VIII P1611               NA       Surrender Charge is 9%                     NA                       0.15%         1.35%
                                  declining to 1% for any
                                  purchase payments in the
                                  Guarantee or Variable
                                  Account depending on
                                  length of time in
                                  account.
                                  Access Charge is 6% or
                                  less of any purchase
                                  payment allocated to
                                  immediate installment
                                  account

IX   P1156*              N/A      6% or less within four                     NA                       0.15%         1.30%
                                  years

--------
N/A - Not Applicable
* Contract provides for optional death benefit riders which assess a charge as a percentage of the Contract Value at the time the charge is taken.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003


  (b) Receivable From Affiliate

   Receivable from affiliate represents receivable from GE Life & Annuity attributable to decreases in share values between the dates charges and deductions are assessed and the dates corresponding shares are redeemed.

  (c) Accrued Expenses Payable to Affiliate

   Accrued expenses payable to affiliate are mostly attributable to charges and deductions made under the contracts for services and benefits accrued and payable to GE Life & Annuity.

  (d) Capitalization

   Affiliates of the Account have capitalized certain portfolios of GE Investment Funds, Inc.

  (e) Bonus Credit

   For Type III unit contracts, transfers from the general account include approximately $24 million of payments by GE Life & Annuity in the form of bonus credits for the year ended December 31, 2003.

  (f) Capital Brokerage Corporation

   Capital Brokerage Corporation (CBC), an affiliate of GE Life & Annuity, is a Washington corporation registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. CBC serves as the distributor and principal underwriter for variable annuity contracts and variable life insurance policies issued by GE Life & Annuity. GE Life & Annuity pays commissions and other marketing related expenses to CBC. Certain officers and directors of GE Life & Annuity are also officers and directors of CBC.

  (g) GE Investments Fund, Inc.

   GE Investments Funds, Inc. (the Fund) is an open-end diversified management investment company. GE Asset Management Incorporated (Investment Advisor), a wholly-owned subsidiary of GE, currently serves as investment advisor to GE Investments Funds, Inc. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate of .60% for the Global Income Fund, .50% Income Fund, maximum 1.00% for the International Equity Fund, .65% Mid-Cap Value Equity Fund, maximum .50% for the Money Market Fund, .65% Premier Growth Equity Fund, maximum .85% for the Real Estate Securities Fund, .35% for the S&P 500(R) Index Fund, .80% for the Small-Cap Value Equity Fund, maximum ..50% Total Return Fund, .55% for the U.S. Equity Fund, and .65% for the Value Equity Fund. The management fee declines incrementally as the portfolios assets increase for the following funds: International Equity Fund, Money Market Fund, Real Estate Securities Fund, and the Total Return Fund.

(5)Capital Transactions

   All dividends and capital gain distributions of the portfolios are automatically reinvested in shares of the distributing portfolios at their net asset value on the date of distribution. In other words, portfolio dividends or portfolio distributions are not paid to policy owners as additional units, but instead are reflected in unit values.

   The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the years or lesser periods ended December 31, 2003 and 2002 are reflected in the Statements of Changes in Net Assets

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003


(6)Financial Highlights

   A summary by type and by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios, and total return ratios, for the years or lesser periods ended December 31, 2003, 2002, and 2001 follows. Financial highlights are only disclosed for subaccounts and unit types that had outstanding units as of December 31.

   Expenses as a percentage of average net assets represent the annualized policy expenses of the Account, consisting of mortality and expense risk charges, and administrative expenses for each period indicated. The expense ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolios are excluded.

   The investment income ratio represents the ordinary dividends received by the subaccount from the underlying portfolios, divided by average net assets.

   The total return below represents the total return for the year of lesser periods indicated and includes deductions only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a Prospectus or marketing material for a product supported by the Account include the maximum contract charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return below

--------------------------------------------------------------------------------------------------------------------

                                                                                   Expenses as a Investment
                                                                   Net Assets      % of Average    Income    Total
                       Type I:                          Units  Unit Value   000s    Net Assets     Ratio     Return
--------------------------------------------------------------------------------------------------------------------
The Alger American Fund:
 Alger American Growth Portfolio --
   Class O Shares
   2003............................................... 444,453   $16.87    $ 7,500     1.15%        0.00%    33.61%
   2002............................................... 477,492    12.63      6,031     1.15%        0.04%   (33.76)%
   2001............................................... 723,585    19.07     13,799     1.15%        0.24%   (13.01)%
 Alger American Small Capitalization Portfolio --
   Class O Shares
   2003............................................... 512,921     8.86      4,545     1.15%        0.00%    40.71%
   2002............................................... 477,762     6.30      3,010     1.15%        0.00%   (27.07)%
   2001............................................... 642,188     8.64      5,549     1.15%        0.05%   (30.47)%
AllianceBernstein Variable Products Series Fund, Inc.:
 Growth and Income Portfolio -- Class B
   2003............................................... 107,521    12.32      1,325     1.15%        0.82%    23.24%
Federated Insurance Series:
 Federated American Leaders Fund II -- Primary
   Shares
   2003............................................... 184,208    16.93      3,119     1.15%        1.57%    26.23%
   2002............................................... 211,139    13.41      2,831     1.15%        1.18%   (21.13)%
   2001............................................... 294,487    17.01      5,009     1.15%        1.38%    (5.51)%
 Federated Capital Income Fund II
   2003............................................... 127,652    13.15      1,679     1.15%        6.47%    19.28%
   2002............................................... 135,961    11.03      1,500     1.15%        5.74%   (24.82)%
   2001............................................... 202,066    14.67      2,964     1.15%        3.40%   (14.89)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

-----------------------------------------------------------------------------------------------------------------------

                                                                                      Expenses as a Investment
                                                                      Net Assets      % of Average    Income    Total
                       Type I:                           Units   Unit Value    000s    Net Assets     Ratio     Return
-----------------------------------------------------------------------------------------------------------------------
 Federated High Income Bond Fund II --
   Primary Shares
   2003...............................................   198,390   $16.93    $  3,359     1.15%        7.23%    20.81%
   2002...............................................   224,680    14.02       3,150     1.15%       11.14%     0.22%
   2001...............................................   214,386    13.98       2,997     1.15%        9.59%     0.01%
Fidelity Variable Insurance Products Fund (VIP):
 VIP Equity-Income Portfolio -- Initial Class
   2003............................................... 1,721,470    46.15      79,439     1.15%        1.87%    28.83%
   2002............................................... 1,971,167    35.82      70,607     1.15%        1.83%   (17.90)%
   2001............................................... 2,514,863    43.63     109,723     1.15%        1.71%    (6.24)%
 VIP Growth Portfolio -- Initial Class
   2003............................................... 1,306,628    47.96      62,669     1.15%        0.28%    31.32%
   2002............................................... 1,457,038    36.52      53,211     1.15%        0.28%   (30.91)%
   2001............................................... 1,923,051    52.86     101,652     1.15%        0.08%   (18.77)%
 VIP Overseas Portfolio -- Initial Class
   2003...............................................   912,602    23.14      21,115     1.15%        0.77%    41.72%
   2002...............................................   999,509    16.33      16,322     1.15%        0.78%   (21.20)%
   2001............................................... 1,258,600    20.72      26,078     1.15%        5.29%   (22.24)%
Fidelity Variable Insurance Products Fund II (VIP II):
 VIP II Asset Manager/SM/ Portfolio -- Initial Class
   2003............................................... 4,663,074    29.02     135,320     1.15%        3.73%    16.62%
   2002............................................... 5,411,572    24.88     134,640     1.15%        4.25%    (9.78)%
   2001............................................... 6,746,394    27.58     186,066     1.15%        4.48%    (5.39)%
 VIP II Contrafund(R) Portfolio -- Initial Class
   2003............................................... 1,016,015    29.44      29,910     1.15%        0.48%    26.99%
   2002............................................... 1,098,703    23.18      25,468     1.15%        0.88%   (10.39)%
   2001............................................... 1,463,180    25.87      37,852     1.15%        0.85%   (13.43)%
Fidelity Variable Insurance Products Fund III
  (VIP III):
 VIP III Growth & Income Portfolio -- Initial Class
   2003...............................................   249,001    14.84       3,694     1.15%        1.19%    22.35%
   2002...............................................   228,556    12.13       2,772     1.15%        1.44%   (17.57)%
   2001...............................................   346,968    14.71       5,104     1.15%        1.34%    (9.98)%
 VIP III Growth Opportunities Portfolio --
   Initial Class
   2003...............................................   143,320    10.74       1,539     1.15%        0.83%    28.38%
   2002...............................................   169,857     8.36       1,420     1.15%        1.17%   (22.74)%
   2001...............................................   220,327    10.83       2,386     1.15%        0.43%   (15.58)%
 VIP III Mid Cap Portfolio -- Service Class 2
   2003...............................................    82,073    13.96       1,146     1.15%        0.21%    39.59%
GE Investments Funds, Inc.:
 Global Income Fund
   2003...............................................   113,030    12.77       1,443     1.15%        4.93%    10.41%
   2002...............................................   104,279    11.56       1,205     1.15%        0.88%    15.29%
   2001...............................................    26,072    10.03         262     1.15%        0.00%    (3.01)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

------------------------------------------------------------------------------------------------------

                                                                     Expenses as a Investment
                                                      Net Assets     % of Average    Income    Total
                Type I:                   Units   Unit Value  000s    Net Assets     Ratio     Return
------------------------------------------------------------------------------------------------------
 Income Fund
   2003................................   804,637   $13.46   $10,831     1.15%        3.51%     2.41%
   2002................................ 1,017,046    13.14    13,364     1.15%        3.97%     8.62%
   2001................................   964,324    12.10    11,668     1.15%        5.69%     5.97%
 International Equity Fund
   2003................................    76,892    12.98       998     1.15%        1.83%    36.32%
   2002................................    63,491     9.52       604     1.15%        0.95%   (24.71)%
   2001................................    69,869    12.65    14,382     1.15%        1.49%   (21.93)%
 Mid-Cap Value Equity Fund
   2003................................   341,811    19.12     6,536     1.15%        1.42%    31.41%
   2002................................   366,772    14.55     5,336     1.15%        0.84%   (14.76)%
   2001................................   370,507    17.07     6,325     1.15%        0.92%    (1.03)%
 Money Market Fund
   2003................................ 1,193,188    17.21    20,537     1.15%        0.82%    (0.38)%
   2002................................ 2,428,398    17.28    41,963     1.15%        1.49%     0.31%
   2001................................ 3,237,897    17.22    55,757     1.15%        3.77%     2.57%
 Premier Growth Equity Fund
   2003................................   284,977     9.85     2,807     1.15%        0.21%    27.43%
   2002................................    75,183     7.73       581     1.15%        0.05%   (21.93)%
   2001................................    72,776     9.90       720     1.15%        0.11%   (10.37)%
 Real Estate Securities Fund
   2003................................   200,954    28.42     5,711     1.15%        3.71%    35.80%
   2002................................   204,164    20.93     4,273     1.15%        4.04%    (2.48)%
   2001................................   182,258    21.46     3,911     1.15%        5.55%    10.32%
 S&P 500(R) Index Fund
   2003................................   443,753    45.25    20,081     1.15%        1.39%    26.80%
   2002................................   468,803    35.69    16,732     1.15%        1.19%   (23.26)%
   2001................................   603,299    46.51    28,059     1.15%        0.99%   (13.45)%
 Small-Cap Value Equity Fund
   2003................................    26,902    12.85       346     1.15%        0.08%    28.54%
 Total Return Fund
   2003................................   276,101    39.84    10,999     1.15%        1.69%    18.93%
   2002................................   275,659    33.49     9,232     1.15%        2.28%   (10.36)%
   2001................................   329,490    37.36    12,310     1.15%        2.57%    (4.20)%
 U.S. Equity Fund
   2003................................   116,718    10.91     1,274     1.15%        1.00%    21.86%
   2002................................   124,730     8.96     1,118     1.15%        0.92%   (20.19)%
   2001................................   148,206    11.22     1,663     1.15%        0.78%    (9.71)%
Goldman Sachs Variable Insurance Trust:
 Goldman Sachs Growth and Income Fund
   2003................................    84,780     8.40       712     1.15%        1.40%    22.93%
   2002................................   104,286     6.83       712     1.15%        1.63%   (12.36)%
   2001................................    77,071     7.80       601     1.15%        0.50%   (10.56)%
 Goldman Sachs Mid Cap Value Fund
   2003................................   716,957    14.40    10,321     1.15%        0.87%    26.92%
   2002................................   829,759    11.34     9,409     1.15%        0.98%    (5.79)%
   2001................................   603,789    12.04     7,270     1.15%        1.14%    10.54%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

------------------------------------------------------------------------------------------------------------------

                                                                                 Expenses as a Investment
                                                                  Net Assets     % of Average    Income    Total
                      Type I:                         Units   Unit Value  000s    Net Assets     Ratio     Return
------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
 Balanced Portfolio -- Institutional Shares
   2003............................................ 1,192,768   $23.26   $27,738     1.15%        2.14%    12.74%
   2002............................................ 1,421,344    20.63    29,322     1.15%        2.34%    (7.52)%
   2001............................................ 1,775,829    22.31    39,619     1.15%        1.28%    (5.95)%
 Capital Appreciation Portfolio -- Institutional
   Shares
   2003............................................   349,420    20.12     7,029     1.15%        0.47%    19.15%
   2002............................................   440,506    16.88     7,436     1.15%        0.54%   (16.64)%
   2001............................................   575,386    20.25    11,652     1.15%        0.39%   (22.73)%
 Flexible Income Portfolio -- Institutional Shares
   2003............................................   273,089    17.42     4,757     1.15%        4.28%     5.17%
   2002............................................   384,816    16.56     6,373     1.15%        4.75%     9.21%
   2001............................................   395,265    15.17     5,996     1.15%        3.05%     6.28%
 Global Life Sciences Portfolio -- Service Shares
   2003............................................    43,987     8.18       360     1.15%        0.00%    24.74%
   2002............................................    89,338     6.56       586     1.15%        0.00%   (30.36)%
   2001............................................   200,905     9.42     1,893     1.15%        0.00%   (17.88)%
 Global Technology Portfolio -- Service Shares
   2003............................................   410,355     3.57     1,465     1.15%        0.00%    44.79%
   2002............................................   131,809     2.47       326     1.15%        0.00%   (41.61)%
   2001............................................   150,593     4.22       636     1.15%        0.00%   (38.17)%
 Growth Portfolio -- Institutional Shares
   2003............................................ 1,298,348    21.73    28,213     1.15%        0.08%    30.22%
   2002............................................ 1,625,231    16.69    27,125     1.15%        0.00%   (27.36)%
   2001............................................ 2,307,263    22.97    52,998     1.15%        0.02%   (25.75)%
 International Growth Portfolio -- Institutional
   Shares
   2003............................................   308,435    17.68     5,453     1.15%        1.21%    33.37%
   2002............................................   455,711    13.26     6,043     1.15%        0.83%   (26.44)%
   2001............................................   594,436    18.02    10,712     1.15%        0.34%   (24.27)%
 Mid Cap Growth Portfolio -- Institutional Shares
   2003............................................   552,573    22.99    12,703     1.15%        0.00%    33.55%
   2002............................................   675,661    17.21    11,628     1.15%        0.00%   (28.77)%
   2001............................................ 1,019,009    24.16    24,619     1.15%        0.00%   (40.27)%
 Worldwide Growth Portfolio -- Institutional Shares
   2003............................................ 1,222,607    27.61    33,750     1.15%        1.08%    22.57%
   2002............................................ 1,716,405    22.52    38,653     1.15%        0.82%   (26.36)%
   2001............................................ 2,399,672    30.58    73,382     1.15%        0.22%   (23.49)%
MFS(R) Variable Insurance Trust:
 MFS(R) New Discovery Series -- Service Class
   Shares
   2003............................................    21,213    12.76       271     1.15%        0.00%    27.61%
Oppenheimer Variable Account Funds:
 Oppenheimer Aggressive Growth Fund/VA
   2003............................................   667,430    38.88    25,952     1.15%        0.00%    24.15%
   2002............................................   785,562    31.32    24,604     1.15%        0.73%   (28.62)%
   2001............................................ 1,046,981    43.88    45,942     1.15%        0.99%   (32.20)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

-------------------------------------------------------------------------------------------------------------------

                                                                                  Expenses as a Investment
                                                                   Net Assets     % of Average    Income    Total
                       Type I:                          Units  Unit Value  000s    Net Assets     Ratio     Return
-------------------------------------------------------------------------------------------------------------------
 Oppenheimer Bond Fund/VA
   2003............................................... 353,164   $27.35   $ 9,658     1.15%        6.02%     5.55%
   2002............................................... 459,577    25.91    11,908     1.15%        7.18%     7.83%
   2001............................................... 522,745    24.03    12,562     1.15%        6.51%     6.33%
 Oppenheimer Capital Appreciation Fund/VA
   2003............................................... 488,844    51.50    25,175     1.15%        0.39%    29.44%
   2002............................................... 510,800    39.79    20,325     1.15%        0.66%   (27.70)%
   2001............................................... 684,426    55.03    37,664     1.15%        0.65%   (13.76)%
 Oppenheimer High Income Fund/VA
   2003............................................... 464,434    36.30    16,859     1.15%        7.07%    22.53%
   2002............................................... 528,223    29.63    15,651     1.15%       11.01%    (3.52)%
   2001............................................... 682,884    30.71    20,971     1.15%       10.37%     0.59%
 Oppenheimer Multiple Strategies Fund/VA
   2003............................................... 443,367    35.82    15,879     1.15%        3.04%    23.52%
   2002............................................... 501,118    29.00    14,532     1.15%        3.69%   (11.43)%
   2001............................................... 609,630    32.74    19,959     1.15%        3.70%     0.83%
PBHG Insurance Series Fund, Inc.:
 PBHG Growth II Portfolio
   2003............................................... 104,805     9.26       970     1.15%        0.00%    24.26%
   2002............................................... 152,592     7.45     1,137     1.15%        0.00%   (31.23)%
   2001............................................... 274,022    10.83     2,968     1.15%        0.00%   (41.28)%
 PBHG Large Cap Growth Portfolio
   2003............................................... 106,905    15.47     1,654     1.15%        0.00%    29.68%
   2002............................................... 132,559    11.93     1,581     1.15%        0.00%   (30.13)%
   2001............................................... 193,697    17.08     3,308     1.15%        0.00%   (29.25)%
PIMCO Variable Insurance Trust:
 Total Return Portfolio -- Administrative Class Shares
   2003...............................................  50,696    10.12       513     1.15%        2.87%     1.18%
Salomon Brothers Variable Series Funds Inc:
 Salomon Brothers Variable Investors Fund --
   Class I
   2003............................................... 343,987    14.39     4,951     1.15%        1.46%    30.81%
   2002............................................... 296,773    11.00     3,264     1.15%        1.07%   (23.93)%
   2001............................................... 304,116    14.47     4,401     1.15%        0.86%    (5.44)%
 Salomon Brothers Variable Strategic Bond Fund --
   Class I
   2003............................................... 240,851    13.72     3,304     1.15%        5.07%    11.93%
   2002............................................... 189,374    12.26     2,322     1.15%        5.67%     7.59%
   2001...............................................  71,246    11.39       811     1.15%        5.33%     5.47%
 Salomon Brothers Variable Total Return Fund --
   Class I
   2003...............................................  47,015    11.73       552     1.15%        1.61%    14.58%
   2002...............................................  42,782    10.24       438     1.15%        1.58%    (7.94)%
   2001...............................................  30,465    11.12       339     1.15%        2.73%    (2.14)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

-----------------------------------------------------------------------------------------------------------------------

                                                                                      Expenses as a Investment
                                                                     Net Assets       % of Average    Income    Total
                       Type II:                          Units   Unit Value    000s    Net Assets     Ratio     Return
-----------------------------------------------------------------------------------------------------------------------
The Alger American Fund:
 Alger American Growth Portfolio --
   Class O Shares
   2003............................................... 5,247,344   $16.53    $ 86,728     1.40%        0.00%    33.27%
   2002............................................... 6,300,041    12.40      78,121     1.40%        0.04%   (33.93)%
   2001............................................... 9,078,703    18.77     170,407     1.40%        0.24%   (13.06)%
 Alger American Small Capitalization Portfolio --
   Class O Shares
   2003............................................... 5,512,357     8.68      47,842     1.40%        0.00%    40.36%
   2002............................................... 5,837,332     6.18      36,075     1.40%        0.00%   (27.26)%
   2001............................................... 7,002,914     8.50      59,525     1.40%        0.05%   (30.51)%
AllianceBernstein Variable Products Series Fund, Inc.:
 Growth and Income Portfolio -- Class B
   2003...............................................   848,567    12.30      10,441     1.40%        0.82%    23.04%
Federated Insurance Series:
 Federated American Leaders Fund II --
   Primary Shares
   2003............................................... 2,902,267    16.61      48,197     1.40%        1.57%    25.91%
   2002............................................... 3,514,911    13.19      46,362     1.40%        1.18%   (21.33)%
   2001............................................... 4,307,323    16.77      72,234     1.40%        1.38%    (5.56)%
 Federated Capital Income Fund II
   2003............................................... 1,409,390    12.86      18,123     1.40%        6.47%    18.99%
   2002............................................... 1,835,551    10.81      19,842     1.40%        5.74%   (25.01)%
   2001............................................... 2,347,057    14.41      33,821     1.40%        3.40%   (14.93)%
 Federated High Income Bond Fund II --
   Primary Shares
   2003............................................... 2,601,893    16.55      43,074     1.40%        7.23%    20.51%
   2002............................................... 2,789,740    13.74      38,331     1.40%       11.14%    (0.03)%
   2001............................................... 2,986,440    13.74      41,034     1.40%        9.59%    (0.04)%
Fidelity Variable Insurance Products Fund (VIP):
 VIP Equity-Income Portfolio -- Initial Class
   2003............................................... 6,335,077    44.37     281,060     1.40%        1.87%    28.51%
   2002............................................... 7,512,400    34.52     259,328     1.40%        1.83%   (18.11)%
   2001............................................... 9,234,283    42.16     389,317     1.40%        1.71%    (6.29)%
 VIP Growth Portfolio -- Initial Class
   2003............................................... 2,970,668    46.11     136,982     1.40%        0.28%    30.99%
   2002............................................... 3,487,079    35.20     122,745     1.40%        0.28%   (31.08)%
   2001............................................... 4,744,104    51.08     242,329     1.40%        0.08%   (18.81)%
 VIP Overseas Portfolio -- Initial Class
   2003............................................... 1,385,197    22.24      30,812     1.40%        0.77%    41.37%
   2002...............................................   959,274    15.73      15,089     1.40%        0.78%   (21.40)%
   2001............................................... 1,347,035    20.02      29,968     1.40%        5.29%   (22.28)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

--------------------------------------------------------------------------------------------------------------------

                                                                                   Expenses as a Investment
                                                                  Net Assets       % of Average    Income    Total
                     Type II:                        Units    Unit Value    000s    Net Assets     Ratio     Return
--------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund II
  (VIP II):
 VIP II Asset Manager/SM/ Portfolio --
   Initial Class
   2003...........................................  1,776,001   $28.00    $ 49,727     1.40%        3.73%    16.33%
   2002...........................................  2,151,180    24.07      51,779     1.40%        4.25%   (10.00)%
   2001...........................................  2,740,751    26.75      73,315     1.40%        4.48%    (5.44)%
 VIP II Contrafund(R) Portfolio -- Initial Class
   2003...........................................  7,362,788    28.78     211,912     1.40%        0.48%    26.67%
   2002...........................................  8,573,160    22.72     194,782     1.40%        0.88%   (10.62)%
   2001........................................... 10,463,953    25.42     265,994     1.40%        0.85%   (13.48)%
Fidelity Variable Insurance Products Fund III
  (VIP III):
 VIP III Growth & Income Portfolio -- Initial
   Class
   2003...........................................  4,271,595    14.59      62,324     1.40%        1.19%    22.05%
   2002...........................................  4,584,591    11.95      54,786     1.40%        1.44%   (17.78)%
   2001...........................................  5,388,110    14.54      78,343     1.40%        1.34%   (10.03)%
 VIP III Growth Opportunities Portfolio -- Initial
   Class
   2003...........................................  2,224,127    10.56      23,487     1.40%        0.83%    28.06%
   2002...........................................  2,675,446     8.25      22,072     1.40%        1.17%   (22.94)%
   2001...........................................  3,701,867    10.70      39,610     1.40%        0.43%   (15.63)%
 VIP III Mid Cap Portfolio -- Service Class 2
   2003...........................................    623,817    13.94       8,693     1.40%        0.21%    39.35%
GE Investments Funds, Inc.:
 Global Income Fund
   2003...........................................    653,367    12.55       8,202     1.40%        4.93%    10.13%
   2002...........................................    853,992    11.40       9,736     1.40%        0.88%    15.00%
   2001...........................................    300,934     9.91       2,982     1.40%        0.00%    (3.06)%
 Income Fund
   2003...........................................  4,841,528    13.26      64,185     1.40%        3.51%     2.15%
   2002...........................................  7,151,518    12.98      92,827     1.40%        3.97%     8.35%
   2001...........................................  4,478,530    11.98      53,653     1.40%        5.69%     5.92%
 International Equity Fund
   2003...........................................    966,614    12.76      12,333     1.40%        1.83%    35.98%
   2002...........................................    851,108     9.38       7,983     1.40%        0.95%   (24.90)%
   2001...........................................    919,209    12.49      11,481     1.40%        1.49%   (21.97)%
 Mid-Cap Value Equity Fund
   2003...........................................  3,645,855    18.80      68,553     1.40%        1.42%    31.08%
   2002...........................................  4,093,825    14.34      58,705     1.40%        0.84%   (14.97)%
   2001...........................................  4,353,777    16.87      73,448     1.40%        0.92%    (1.09)%
 Money Market Fund
   2003...........................................  7,774,666    16.55     128,654     1.40%        0.82%    (0.63)%
   2002........................................... 15,816,266    16.65     263,341     1.40%        1.49%     0.06%
   2001........................................... 17,320,111    16.64     288,207     1.40%        3.77%     2.51%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

--------------------------------------------------------------------------------------------------------------------

                                                                                   Expenses as a Investment
                                                                  Net Assets       % of Average    Income    Total
                     Type II:                        Units    Unit Value    000s    Net Assets     Ratio     Return
--------------------------------------------------------------------------------------------------------------------
 Premier Growth Equity Fund
   2003...........................................  2,935,628   $ 9.73    $ 28,574     1.40%        0.21%    27.11%
   2002...........................................  2,588,994     7.66      19,832     1.40%        0.05%   (22.12)%
   2001...........................................  2,201,591     9.83      21,642     1.40%        0.11%   (10.42)%
 Real Estate Securities Fund
   2003...........................................  1,816,995    27.82      50,540     1.40%        3.71%    35.46%
   2002...........................................  1,999,763    20.53      41,055     1.40%        4.04%    (2.73)%
   2001...........................................  2,007,545    21.11      42,379     1.40%        5.55%    10.27%
 S&P 500(R) Index Fund
   2003...........................................  6,001,268    43.51     261,094     1.40%        1.39%    26.48%
   2002...........................................  6,766,704    34.40     232,775     1.40%        1.19%   (23.45)%
   2001...........................................  8,557,014    44.94     384,552     1.40%        0.99%   (13.50)%
 Small-Cap Value Equity Fund
   2003...........................................    250,698    12.83       3,217     1.40%        0.08%    28.33%
 Total Return Fund
   2003...........................................  1,851,000    38.30      70,891     1.40%        1.69%    18.63%
   2002...........................................  1,912,451    32.28      61,734     1.40%        2.28%   (10.58)%
   2001...........................................  2,104,312    36.10      75,966     1.40%        2.57%    (4.26)%
 U.S. Equity Fund
   2003...........................................  2,790,129    10.76      30,020     1.40%        1.00%    21.55%
   2002...........................................  2,883,878     8.85      25,522     1.40%        0.92%   (20.39)%
   2001...........................................  3,262,755    11.12      36,282     1.40%        0.78%    (9.76)%
Goldman Sachs Variable Insurance Trust:
 Goldman Sachs Growth and Income Fund
   2003...........................................  1,361,960     8.28      11,279     1.40%        1.40%    22.62%
   2002...........................................  1,312,915     6.75       8,862     1.40%        1.63%   (12.58)%
   2001...........................................  1,149,638     7.73       8,887     1.40%        0.50%   (10.61)%
 Goldman Sachs Mid Cap Value Fund
   2003...........................................  5,480,927    14.19      77,788     1.40%        0.87%    26.60%
   2002...........................................  6,570,451    11.21      73,655     1.40%        0.98%    (6.03)%
   2001...........................................  5,607,364    11.93      66,896     1.40%        1.14%    10.48%
Janus Aspen Series:
 Balanced Portfolio -- Institutional Shares
   2003........................................... 10,944,920    22.78     249,310     1.40%        2.14%    12.46%
   2002........................................... 13,294,385    20.26     269,344     1.40%        2.34%    (7.75)%
   2001........................................... 15,654,099    21.96     343,764     1.40%        1.28%    (6.01)%
 Capital Appreciation Portfolio -- Institutional
   Shares
   2003...........................................  4,023,535    19.78      79,595     1.40%        0.47%    18.85%
   2002...........................................  5,208,969    16.64      86,677     1.40%        0.54%   (16.85)%
   2001...........................................  7,276,570    20.02     145,677     1.40%        0.39%   (22.78)%
 Flexible Income Portfolio -- Institutional Shares
   2003...........................................  2,837,246    17.06      48,405     1.40%        4.28%     4.91%
   2002...........................................  3,912,422    16.26      63,616     1.40%        4.75%     8.93%
   2001...........................................  3,772,527    14.93      56,324     1.40%        3.05%     6.22%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

-------------------------------------------------------------------------------------------------------------------

                                                                                  Expenses as a Investment
                                                                 Net Assets       % of Average    Income    Total
                    Type II:                        Units    Unit Value    000s    Net Assets     Ratio     Return
-------------------------------------------------------------------------------------------------------------------
 Global Life Sciences Portfolio -- Service Shares
   2003..........................................    536,136   $ 8.11    $  4,346     1.40%        0.00%    24.43%
   2002..........................................    628,264     6.52       4,096     1.40%        0.00%   (30.54)%
   2001..........................................  1,018,589     9.38       9,554     1.40%        0.00%   (17.93)%
 Global Technology Portfolio -- Service Shares
   2003..........................................  1,576,779     3.54       5,579     1.40%        0.00%    44.43%
   2002..........................................  1,165,738     2.45       2,856     1.40%        0.00%   (41.76)%
   2001..........................................  1,801,374     4.21       7,584     1.40%        0.00%   (38.20)%
 Growth Portfolio -- Institutional Shares
   2003..........................................  6,553,434    21.17     138,768     1.40%        0.08%    29.89%
   2002..........................................  8,452,760    16.30     137,780     1.40%        0.00%   (27.54)%
   2001.......................................... 12,018,045    22.50     270,406     1.40%        0.02%   (25.79)%
 International Growth Portfolio -- Institutional
   Shares
   2003..........................................  3,406,891    17.34      59,083     1.40%        1.21%    33.03%
   2002..........................................  4,341,645    13.04      56,615     1.40%        0.83%   (26.63)%
   2001..........................................  5,720,325    17.77     101,650     1.40%        0.34%   (24.32)%
 Mid Cap Growth Portfolio -- Institutional Shares
   2003..........................................  3,365,664    22.40      75,396     1.40%        0.00%    33.22%
   2002..........................................  4,077,179    16.82      68,578     1.40%        0.00%   (28.94)%
   2001..........................................  5,965,824    23.67     141,211     1.40%        0.00%   (40.30)%
 Worldwide Growth Portfolio -- Institutional
   Shares
   2003..........................................  6,888,250    26.90     185,294     1.40%        1.08%    22.26%
   2002..........................................  9,455,301    22.00     208,017     1.40%        0.82%   (26.54)%
   2001.......................................... 13,140,429    29.95     393,556     1.40%        0.22%   (23.53)%
MFS(R) Variable Insurance Trust:
 MFS(R) New Discovery Series -- Service Class
   Shares
   2003..........................................    290,058    12.74       3,695     1.40%        0.00%    27.40%
Oppenheimer Variable Account Funds:
 Oppenheimer Aggressive Growth Fund/VA
   2003..........................................  1,615,590    37.38      60,396     1.40%        0.00%    23.84%
   2002..........................................  2,011,156    30.19      60,717     1.40%        0.73%   (28.80)%
   2001..........................................  2,697,267    42.40     114,364     1.40%        0.99%   (32.24)%
 Oppenheimer Bond Fund/VA
   2003..........................................  2,467,307    26.29      64,873     1.40%        6.02%     5.29%
   2002..........................................  3,279,704    24.97      81,894     1.40%        7.18%     7.55%
   2001..........................................  3,460,570    23.22      80,354     1.40%        6.51%     6.27%
 Oppenheimer Capital Appreciation Fund/VA
   2003..........................................  2,339,204    49.51     115,820     1.40%        0.39%    29.11%
   2002..........................................  2,749,974    38.35     105,462     1.40%        0.66%   (27.88)%
   2001..........................................  3,602,443    53.17     191,542     1.40%        0.65%   (13.81)%
 Oppenheimer High Income Fund/VA
   2003..........................................  1,943,412    34.90      67,825     1.40%        7.07%    22.23%
   2002..........................................  2,202,687    28.55      62,887     1.40%       11.01%    (3.76)%
   2001..........................................  2,829,310    29.67      83,946     1.40%       10.37%     0.54%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

--------------------------------------------------------------------------------------------------------------------

                                                                                   Expenses as a Investment
                                                                   Net Assets      % of Average    Income    Total
                      Type II:                         Units   Unit Value   000s    Net Assets     Ratio     Return
--------------------------------------------------------------------------------------------------------------------
 Oppenheimer Multiple Strategies Fund/VA
   2003............................................. 1,239,242   $34.43    $42,671     1.40%        3.04%    23.21%
   2002............................................. 1,361,408    27.95     38,051     1.40%        3.69%   (11.65)%
   2001............................................. 1,710,953    31.63     54,117     1.40%        3.70%     0.78%
PBHG Insurance Series Fund, Inc.:
 PBHG Growth II Portfolio
   2003............................................. 1,479,937     9.10     13,472     1.40%        0.00%    23.95%
   2002............................................. 1,862,990     7.34     13,674     1.40%        0.00%   (31.40)%
   2001............................................. 2,517,899    10.71     26,967     1.40%        0.00%   (41.31)%
 PBHG Large Cap Growth Portfolio
   2003............................................. 1,208,695    15.22     18,392     1.40%        0.00%    29.36%
   2002............................................. 1,537,642    11.76     18,083     1.40%        0.00%   (30.31)%
   2001............................................. 2,370,270    16.88     40,010     1.40%        0.00%   (29.29)%
PIMCO Variable Insurance Trust:
 Total Return Portfolio -- Administrative Class
   Shares
   2003............................................. 1,121,098    10.10     11,324     1.40%        2.87%     1.01%
Salomon Brothers Variable Series Funds Inc:
 Salomon Brothers Variable Investors Fund -- Class I
   2003............................................. 1,458,598    14.21     20,721     1.40%        1.46%    30.48%
   2002............................................. 1,659,852    10.89     18,076     1.40%        1.07%   (24.13)%
   2001............................................. 1,905,832    14.35     27,349     1.40%        0.86%    (5.50)%
 Salomon Brothers Variable Strategic Bond Fund --
   Class I
   2003............................................. 1,751,506    13.54     23,716     1.40%        5.07%    11.65%
   2002............................................. 1,801,349    12.13     21,850     1.40%        5.67%     7.32%
   2001............................................. 1,168,074    11.30     13,199     1.40%        5.33%     5.42%
 Salomon Brothers Variable Total Return Fund --
   Class I
   2003.............................................   709,502    11.58      8,215     1.40%        1.61%    14.30%
   2002.............................................   751,396    10.13      7,612     1.40%        1.58%    (8.17)%
   2001.............................................   598,880    11.03      6,606     1.40%        2.73%    (2.19)%

Type III:
---------
AIM Variable Insurance Funds:
 AIM V.I. Basic Value Fund -- Series II Shares
   2003.............................................   218,124    12.90      2,814     1.55%        0.00%    28.99%
 AIM V.I. Capital Appreciation Fund -- Series I
   Shares
   2003.............................................   819,887     7.19      5,891     1.55%        0.00%    27.52%
   2002.............................................   912,403     5.63      5,137     1.55%        0.00%   (25.53)%
   2001.............................................   711,998     7.57      5,390     1.55%        0.00%   (24.48)%
 AIM V.I. Growth Fund -- Series I Shares
   2003.............................................   428,522     5.77      2,474     1.55%        0.00%    29.21%
   2002.............................................   432,922     4.47      1,935     1.55%        0.00%   (32.04)%
   2001.............................................   256,780     6.58      1,690     1.55%        0.38%   (34.92)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

----------------------------------------------------------------------------------------------------------------------

                                                                                     Expenses as a Investment
                                                                     Net Assets      % of Average    Income    Total
                      Type III:                          Units   Unit Value   000s    Net Assets     Ratio     Return
----------------------------------------------------------------------------------------------------------------------
 AIM V.I. Premier Equity Fund -- Series I Shares
   2003............................................... 1,650,553   $ 7.36    $12,148     1.55%        0.31%    23.15%
   2002............................................... 1,672,332     5.98     10,001     1.55%        0.37%   (31.34)%
   2001............................................... 1,239,767     8.70     10,786     1.55%        0.26%   (13.92)%
The Alger American Growth Fund:
 Alger American Growth Portfolio --
   Class O Shares
   2003............................................... 6,573,979     8.00     52,565     1.55%        0.00%    33.07%
   2002............................................... 6,996,520     6.01     42,049     1.55%        0.04%   (34.03)%
   2001............................................... 9,699,706     9.11     88,364     1.55%        0.24%   (13.19)%
 Alger American Small Capitalization Portfolio --
   Class O Shares
   2003............................................... 3,662,079     7.16     26,208     1.55%        0.00%    40.14%
   2002............................................... 3,005,645     5.11     15,359     1.55%        0.00%   (27.37)%
   2001............................................... 3,603,281     7.03     25,331     1.55%        0.05%   (30.61)%
AllianceBernstein Variable Products Series Fund, Inc.:
 Growth and Income Portfolio -- Class B
   2003............................................... 4,535,288    10.47     47,470     1.55%        0.82%    30.14%
   2002............................................... 2,996,376     8.04     24,091     1.55%        0.55%   (23.47)%
   2001............................................... 2,101,249    10.51     22,084     1.55%        0.42%    (1.41)%
 Premier Growth Portfolio -- Class B
   2003............................................... 1,395,367     6.65      9,275     1.55%        0.00%    21.46%
   2002............................................... 1,384,298     5.47      7,572     1.55%        0.00%   (31.91)%
   2001...............................................   970,931     8.04      7,806     1.55%        0.00%   (18.69)%
 Quasar Portfolio -- Class B
   2003...............................................   221,495     8.85      1,960     1.55%        0.00%    46.38%
   2002...............................................   188,770     6.05      1,142     1.55%        0.00%   (33.12)%
   2001...............................................   158,564     9.04      1,433     1.55%        0.00%   (14.22)%
 Technology Portfolio -- Class B
   2003...............................................    57,664    13.17        760     1.55%        0.00%    31.74%
Dreyfus:
 Dreyfus Investment Portfolios-Emerging Markets
   Portfolio -- Initial Shares
   2002...............................................   151,102     9.89      1,494     1.55%        0.95%    (2.02)%
   2001...............................................    97,103    10.09        980     1.55%        2.16%     1.71%
 The Dreyfus Socially Responsible Growth Fund,
   Inc. -- Initial Shares
   2003...............................................    68,554     6.55        449     1.55%        0.11%    24.06%
   2002...............................................    80,469     5.28        425     1.55%        0.24%   (30.05)%
   2001...............................................    51,180     7.55        386     1.55%        0.08%   (23.78)%
Eaton Vance Variable Trust:
 VT Floating-Rate Income Fund
   2003...............................................   334,399    10.13      3,388     1.55%        2.23%     1.32%
 VT Worldwide Health Sciences Fund
   2003...............................................   170,772    11.90      2,032     1.55%        0.00%    18.98%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

------------------------------------------------------------------------------------------------------------------

                                                                                 Expenses as a Investment
                                                                Net Assets       % of Average    Income    Total
                   Type III:                       Units    Unit Value    000s    Net Assets     Ratio     Return
------------------------------------------------------------------------------------------------------------------
Federated Insurance Series:
 Federated American Leaders Fund II -- Primary
   Shares
   2003.........................................  1,803,370   $ 9.85    $ 17,765     1.55%        1.57%    25.72%
   2002.........................................  1,980,630     7.84      15,528     1.55%        1.18%   (21.45)%
   2001.........................................  2,224,709     9.98      22,203     1.55%        1.38%    (5.70)%
 Federated Capital Income Fund II
   2003.........................................    828,070     7.07       5,853     1.55%        6.47%    18.81%
   2002.........................................    812,332     5.95       4,833     1.55%        5.74%   (25.13)%
   2001.........................................    988,491     7.95       7,859     1.55%        3.40%   (15.06)%
 Federated High Income Bond Fund II -- Primary
   Shares
   2003.........................................  2,387,220    10.62      25,361     1.55%        7.23%    20.33%
   2002.........................................  1,727,743     8.83      15,256     1.55%       11.14%    (0.18)%
   2001.........................................  1,497,811     8.85      13,256     1.55%        9.59%    (0.20)%
 Federated High Income Bond Fund II -- Service
   Shares
   2003.........................................  1,293,271    11.92      15,421     1.55%        6.21%    19.91%
   2002.........................................    774,123     9.94       7,695     1.55%        8.49%    (0.33)%
   2001.........................................    309,175     9.96       3,079     1.55%        4.03%    (0.20)%
 Federated International Small Company Fund II
   2002.........................................    109,299     5.66         619     1.55%        0.00%   (18.76)%
   2001.........................................     60,091     6.97         419     1.55%        0.00%   (31.10)%
 Federated Kaufmann Fund II -- Service Shares
   2003.........................................    249,724    13.30       3,322     1.55%        0.00%    33.04%
Fidelity Variable Insurance Products Fund (VIP):
 VIP Equity-Income Portfolio -- Initial Class
   2003.........................................  7,278,060    11.16      81,220     1.55%        1.87%    28.32%
   2002.........................................  7,065,062     8.70      61,466     1.55%        1.75%   (18.23)%
   2001.........................................  6,973,887    10.64      74,202     1.55%        1.71%    (6.43)%
 VIP Equity-Income Portfolio -- Service Class 2
   2003.........................................  3,196,181    10.23      32,698     1.55%        1.40%    28.02%
   2002.........................................  2,476,360     7.99      19,786     1.55%        1.20%   (18.43)%
   2001.........................................  1,400,128     9.80      13,721     1.55%        0.26%    (6.70)%
 VIP Growth Portfolio -- Initial Class
   2003.........................................  8,825,108     8.14      71,830     1.55%        0.28%    30.80%
   2002.........................................  8,672,752     6.22      53,945     1.55%        0.28%   (31.19)%
   2001......................................... 12,207,225     9.04     110,353     1.55%        0.08%   (18.93)%
 VIP Growth Portfolio -- Service Class 2
   2003.........................................  1,947,234     7.14      13,901     1.55%        0.10%    30.49%
   2002.........................................  1,648,860     5.47       9,019     1.55%        0.12%   (31.38)%
   2001.........................................  1,258,983     7.97      10,034     1.55%        0.02%   (19.15)%
 VIP Overseas Portfolio -- Initial Class
   2003.........................................  1,598,467     9.45      15,107     1.55%        0.77%    41.15%
   2002.........................................    945,528     6.70       6,335     1.55%        0.78%   (21.51)%
   2001.........................................  1,013,208     8.53       8,643     1.55%        5.29%   (22.40)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

----------------------------------------------------------------------------------------------------------------------

                                                                                     Expenses as a Investment
                                                                     Net Assets      % of Average    Income    Total
                      Type III:                          Units   Unit Value   000s    Net Assets     Ratio     Return
----------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund II (VIP II):
 VIP II Asset Manager/SM/ Portfolio -- Initial Class
   2003............................................... 1,637,889   $10.07    $16,497     1.55%        3.73%    16.15%
   2002............................................... 1,627,929     8.67     14,114     1.55%        4.25%   (10.14)%
   2001............................................... 1,657,965     9.65     15,999     1.55%        4.48%    (5.58)%
 VIP II Contrafund(R) Portfolio -- Initial Class
   2003............................................... 8,827,250    10.54     93,015     1.55%        0.48%    26.48%
   2002............................................... 8,850,693     8.33     73,726     1.55%        0.88%   (10.75)%
   2001............................................... 9,684,799     9.33     90,359     1.55%        0.85%   (13.61)%
 VIP II Contrafund(R) Portfolio -- Service Class 2
   2003............................................... 2,535,093     9.97     25,268     1.55%        0.25%    26.21%
   2002............................................... 1,678,407     7.90     13,259     1.55%        0.58%   (11.00)%
   2001............................................... 1,052,251     8.87      9,333     1.55%        0.25%   (13.83)%
Fidelity Variable Insurance Products Fund III
  (VIP III):
 VIP III Dynamic Capital Appreciation Portfolio --
   Service Class 2
   2003...............................................     5,629    11.84         67     1.55%        0.00%    18.35%
 VIP III Growth & Income Portfolio -- Initial Class
   2003............................................... 3,790,517     9.12     34,560     1.55%        1.19%    21.86%
   2002............................................... 3,699,391     7.48     27,671     1.55%        1.44%   (17.90)%
   2001............................................... 4,216,916     9.11     38,416     1.55%        1.34%   (10.17)%
 VIP III Growth & Income Portfolio --
   Service Class 2
   2003............................................... 1,025,539     8.93      9,162     1.55%        0.90%    21.54%
   2002...............................................   725,106     7.35      5,330     1.55%        1.15%   (18.13)%
   2001...............................................   500,280     8.98      4,493     1.55%        0.45%   (10.42)%
 VIP III Growth Opportunities Portfolio --
   Initial Class
   2003............................................... 1,415,124     7.01      9,913     1.55%        0.83%    27.87%
   2002............................................... 1,667,785     5.48      9,139     1.55%        1.17%   (23.06)%
   2001............................................... 2,034,188     7.12     14,483     1.55%        0.43%   (15.75)%
 VIP III Mid Cap Portfolio -- Service Class 2
   2003............................................... 2,639,981    12.38     32,671     1.55%        0.21%    36.11%
   2002............................................... 1,420,253     9.09     12,910     1.55%        0.67%   (11.42)%
   2001...............................................   923,291    10.26      9,473     1.55%        0.00%    (5.02)%
GE Investments Funds, Inc.:
 Income Fund
   2003............................................... 4,344,698    12.35     53,674     1.55%        3.51%     2.00%
   2002............................................... 5,417,568    12.11     65,607     1.55%        3.97%     8.19%
   2001............................................... 2,019,964    11.20     22,624     1.55%        5.69%     5.76%
 International Equity Fund
   2003...............................................   859,060     8.42      7,237     1.55%        1.83%    35.78%
   2002...............................................   833,396     6.20      5,167     1.55%        0.95%   (25.01)%
   2001...............................................   707,187     8.27      5,848     1.55%        1.49%   (22.09)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

---------------------------------------------------------------------------------------------------------

                                                                        Expenses as a Investment
                                                       Net Assets       % of Average    Income    Total
               Type III:                  Units    Unit Value    000s    Net Assets     Ratio     Return
---------------------------------------------------------------------------------------------------------
 Mid-Cap Value Equity Fund
   2003................................  5,619,701   $13.07    $ 73,475     1.55%        1.42%    30.88%
   2002................................  5,163,925     9.99      51,588     1.55%        0.84%   (15.10)%
   2001................................  4,911,126    11.77      57,804     1.55%        0.92%    (1.24)%
 Money Market Fund
   2003................................ 11,477,000    10.95     125,646     1.55%        0.82%    (0.78)%
   2002................................ 20,588,287    11.03     227,089     1.55%        1.49%    (0.10)%
   2001................................ 22,228,201    11.04     245,399     1.55%        3.77%     2.35%
 Premier Growth Equity Fund
   2003................................  5,595,417     9.67      54,083     1.55%        0.21%    26.92%
   2002................................  4,161,689     7.62      31,712     1.55%        0.05%   (22.24)%
   2001................................  4,926,747     9.79      48,233     1.55%        0.11%   (10.55)%
 Real Estate Securities Fund
   2003................................  1,482,565    18.82      27,908     1.55%        3.71%    35.25%
   2002................................  1,496,540    13.92      20,832     1.55%        4.04%    (2.87)%
   2001................................  1,162,740    14.33      16,662     1.55%        5.55%    10.10%
 S&P 500(R) Index Fund
   2003................................ 17,702,513     8.61     152,484     1.55%        1.39%    26.29%
   2002................................ 15,768,039     6.82     107,538     1.55%        1.19%   (23.57)%
   2001................................ 17,208,862     8.92     153,503     1.55%        0.99%   (13.63)%
 Small-Cap Value Equity Fund
   2003................................  1,737,620    12.50      21,720     1.55%        0.08%    22.20%
   2002................................  1,059,252    10.23      10,836     1.55%        0.31%   (15.19)%
   2001................................    764,830    12.06       9,224     1.55%        1.00%     8.26%
 Total Return Fund
   2003................................  4,468,512    11.43      51,076     1.55%        1.69%    18.45%
   2002................................  2,969,218     9.65      28,653     1.55%        2.28%   (10.72)%
   2001................................  3,102,244    10.81      33,535     1.55%        2.57%    (4.40)%
 U.S. Equity Fund
   2003................................  3,883,332     9.83      38,188     1.55%        1.00%    21.37%
   2002................................  3,959,667     8.10      32,073     1.55%        0.92%   (20.51)%
   2001................................  3,528,046    10.19      35,951     1.55%        0.78%    (9.90)%
 Value Equity Fund
   2003................................    781,657     9.10       7,112     1.55%        1.55%    22.14%
   2002................................    662,957     7.45       4,939     1.55%        1.11%   (18.84)%
   2001................................    375,400     9.18       3,446     1.55%        1.35%   (10.17)%
Goldman Sachs Variable Insurance Trust:
 Goldman Sachs Growth and Income Fund
   2003................................    981,533     9.34       9,172     1.55%        1.40%    22.44%
   2002................................    987,170     7.63       7,532     1.55%        1.63%   (12.71)%
   2001................................    831,759     8.74       7,270     1.55%        0.50%   (10.75)%
 Goldman Sachs Mid Cap Value Fund
   2003................................  3,787,195    16.91      64,057     1.55%        0.87%    26.41%
   2002................................  4,634,645    13.38      62,012     1.55%        0.98%    (6.17)%
   2001................................  4,778,066    14.26      68,135     1.55%        1.14%    10.31%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

--------------------------------------------------------------------------------------------------------------------

                                                                                   Expenses as a Investment
                                                                  Net Assets       % of Average    Income    Total
                    Type III:                        Units    Unit Value    000s    Net Assets     Ratio     Return
--------------------------------------------------------------------------------------------------------------------
Greenwich Street Series Fund:
 Salomon Brothers Variable Emerging Growth
   Fund -- Class II
   2003...........................................     43,030   $12.57    $    541     1.55%        0.00%    25.66%
Janus Aspen Series:
 Balanced Portfolio -- Institutional Shares
   2003........................................... 10,392,686    11.14     115,820     1.55%        2.14%    12.29%
   2002........................................... 12,992,438     9.92     128,885     1.55%        2.34%    (7.89)%
   2001........................................... 14,470,083    10.78     155,987     1.55%        1.28%    (6.15)%
 Balanced Portfolio -- Service Shares
   2003...........................................  2,863,634     9.85      28,198     1.55%        1.95%    11.96%
   2002...........................................  2,496,532     8.79      21,945     1.55%        2.24%    (8.12)%
   2001...........................................  1,718,954     9.57      16,450     1.55%        1.81%    (6.38)%
 Capital Appreciation Portfolio -- Institutional
   Shares
   2003...........................................  7,203,025     9.22      66,426     1.55%        0.47%    18.67%
   2002...........................................  8,929,956     7.77      69,386     1.55%        0.54%   (16.98)%
   2001........................................... 12,492,110     9.36     116,926     1.55%        0.39%   (22.89)%
 Capital Appreciation Portfolio -- Service Shares
   2003...........................................    756,481     7.63       5,775     1.55%        0.24%    18.37%
   2002...........................................    733,417     6.45       4,731     1.55%        0.31%   (17.23)%
   2001...........................................    543,083     7.79       4,231     1.55%        0.31%   (23.05)%
 Flexible Income Portfolio -- Institutional Shares
   2003...........................................  1,676,494    12.60      21,122     1.55%        4.28%     4.75%
   2002...........................................  2,507,313    12.03      30,163     1.55%        4.75%     8.77%
   2001...........................................  2,013,676    11.06      22,271     1.55%        3.05%     6.06%
 Global Life Sciences Portfolio -- Service Shares
   2003...........................................    717,420     8.06       5,784     1.55%        0.00%    24.24%
   2002...........................................    830,680     6.49       5,391     1.55%        0.00%   (30.64)%
   2001...........................................  1,091,617     9.36      10,218     1.55%        0.00%   (18.05)%
 Global Technology Portfolio -- Service Shares
   2003...........................................  2,684,043     3.52       9,444     1.55%        0.00%    44.21%
   2002...........................................  1,683,152     2.44       4,107     1.55%        0.00%   (41.85)%
   2001...........................................  2,037,391     4.20       8,557     1.55%        0.00%   (38.29)%
 Growth Portfolio -- Institutional Shares
   2003...........................................  8,857,926     7.87      69,746     1.55%        0.08%    29.70%
   2002........................................... 11,016,827     6.07      66,872     1.55%        0.00%   (27.65)%
   2001........................................... 15,640,723     8.39     131,226     1.55%        0.02%   (25.91)%
 Growth Portfolio -- Service Shares
   2003...........................................    708,457     6.72       4,763     1.55%        0.00%    29.46%
   2002...........................................    904,504     5.19       4,694     1.55%        0.00%   (27.86)%
   2001...........................................    839,635     7.20       6,045     1.55%        0.00%   (26.07)%
 International Growth Portfolio -- Institutional
   Shares
   2003...........................................  2,671,383    10.42      27,825     1.55%        1.21%    32.83%
   2002...........................................  3,184,335     7.84      24,965     1.55%        0.83%   (26.74)%
   2001...........................................  4,093,422    10.70      43,800     1.55%        0.34%   (24.43)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

--------------------------------------------------------------------------------------------------------------------

                                                                                   Expenses as a Investment
                                                                 Net Assets        % of Average    Income    Total
                    Type III:                       Units    Unit Value     000s    Net Assets     Ratio     Return
--------------------------------------------------------------------------------------------------------------------
 International Growth Portfolio -- Service Shares
   2003..........................................    780,184   $ 7.30     $  5,692     1.55%        1.16%    32.45%
   2002..........................................    569,029     5.51        3,135     1.55%        0.90%   (26.91)%
   2001..........................................    484,214     7.54        3,651     1.55%        0.35%   (24.62)%
 Mid Cap Growth Portfolio -- Institutional Shares
   2003..........................................  5,921,992     7.91       46,839     1.55%        0.00%    33.01%
   2002..........................................  6,608,676     5.95       39,322     1.55%        0.00%   (29.05)%
   2001..........................................  9,149,067     8.38       76,669     1.55%        0.00%   (40.40)%
 Mid Cap Growth Portfolio -- Service Shares
   2003..........................................    716,420     5.52        3,954     1.55%        0.00%    32.68%
   2002..........................................    659,720     4.16        2,744     1.55%        0.00%   (29.23)%
   2001..........................................    595,649     5.88        3,502     1.55%        0.00%   (40.53)%
 Worldwide Growth Portfolio --
   Institutional Shares
   2003..........................................  6,681,323     8.67       57,943     1.55%        1.08%    22.07%
   2002..........................................  8,491,439     7.10       60,289     1.55%        0.82%   (26.66)%
   2001.......................................... 11,168,696     9.69      108,225     1.55%        0.22%   (23.64)%
 Worldwide Growth Portfolio -- Service Shares
   2003..........................................    898,747     6.75        6,070     1.55%        0.83%    21.77%
   2002..........................................    981,626     5.55        5,448     1.55%        0.61%   (26.86)%
   2001..........................................    793,669     7.58        6,016     1.55%        0.12%   (23.82)%
MFS(R) Variable Insurance Trust:
 MFS(R) Investors Growth Stock Series --
   Service Class Shares
   2003..........................................    842,912     6.33        5,333     1.55%        0.00%    20.71%
   2002..........................................    700,945     5.24        3,673     1.55%        0.00%   (28.84)%
   2001..........................................    546,216     7.37        4,026     1.55%        0.05%   (26.00)%
 MFS(R) Investors Trust Series -- Service Class
   Shares
   2003..........................................    635,728     7.79        4,952     1.55%        0.44%    19.95%
   2002..........................................    574,565     6.49        3,729     1.55%        0.44%   (22.37)%
   2001..........................................    414,666     8.37        3,471     1.55%        0.21%   (17.41)%
 MFS(R) New Discovery Series -- Service Class
   Shares
   2003..........................................  1,909,855     8.74       16,683     1.55%        0.00%    31.37%
   2002..........................................    695,512     6.65        4,625     1.55%        0.00%   (32.86)%
   2001..........................................    422,279     9.90        4,181     1.55%        0.00%    (6.73)%
 MFS(R) Utilities Series -- Service Class Shares
   2003..........................................    786,019     7.87        6,187     1.55%        2.09%    33.48%
   2002..........................................    817,699     5.90        4,824     1.55%        2.45%   (24.09)%
   2001..........................................    527,906     7.77        4,102     1.55%        1.81%   (25.62)%
Nations Separate Account Trust:
 Nations Marsico Growth Portfolio
   2003..........................................    180,228    12.35        2,227     1.55%        0.00%    23.54%
 Nations Marsico International Opportunities
   Portfolio
   2003..........................................    115,502    13.38        1,546     1.55%        0.01%    33.82%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

--------------------------------------------------------------------------------------------------------------

                                                                             Expenses as a Investment
                                                              Net Assets     % of Average    Income    Total
                   Type III:                      Units   Unit Value  000s    Net Assets     Ratio     Return
--------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds:
 Oppenheimer Aggressive Growth Fund/VA
   2003........................................ 2,256,796   $ 8.93   $20,147     1.55%        0.00%    23.65%
   2002........................................ 2,524,137     7.22    18,224     1.55%        0.73%   (28.91)%
   2001........................................ 3,160,573    10.16    32,111     1.55%        0.99%   (32.34)%
 Oppenheimer Aggressive Growth Fund/VA --
   Service Shares
   2003........................................    94,989    11.99     1,139     1.55%        0.00%    19.94%
 Oppenheimer Bond Fund/VA
   2003........................................ 2,355,271    12.10    28,497     1.55%        6.02%     5.13%
   2002........................................ 3,144,719    11.51    36,196     1.55%        7.18%     7.39%
   2001........................................ 2,996,459    10.72    32,122     1.55%        6.51%     6.11%
 Oppenheimer Capital Appreciation Fund/VA
   2003........................................ 4,204,036    10.39    43,667     1.55%        0.39%    28.92%
   2002........................................ 4,572,961     8.06    36,858     1.55%        0.66%   (27.99)%
   2001........................................ 5,813,569    11.19    65,054     1.55%        0.65%   (13.94)%
 Oppenheimer Capital Appreciation Fund/VA --
   Service Shares
   2003........................................   144,909    12.30     1,783     1.55%        0.00%    23.01%
 Oppenheimer Global Securities Fund/VA --
   Service Shares
   2003........................................ 1,728,160     9.90    17,104     1.55%        0.56%    40.65%
   2002........................................ 1,234,629     7.04     8,692     1.55%        0.39%   (23.57)%
   2001........................................   797,433     9.21     7,344     1.55%        0.19%   (13.54)%
 Oppenheimer High Income Fund/VA
   2003........................................ 2,190,615    11.26    24,677     1.55%        7.07%    22.04%
   2002........................................ 2,032,332     9.23    18,758     1.55%       11.01%    (3.90)%
   2001........................................ 1,565,613     9.61    15,046     1.55%       10.37%     0.38%
 Oppenheimer Main Street Fund/VA --
   Service Shares
   2003........................................ 1,400,956     8.78    12,307     1.55%        0.77%    24.48%
   2002........................................ 1,058,564     7.06     7,473     1.55%        0.57%   (20.29)%
   2001........................................   684,833     8.85     6,061     1.55%        0.20%   (11.67)%
 Oppenheimer Main Street Small Cap Fund/VA --
   Service Shares
   2003........................................   175,323    13.70     2,402     1.55%        0.00%    37.00%
 Oppenheimer Multiple Strategies Fund/VA
   2003........................................ 1,392,720    12.53    17,456     1.55%        3.04%    23.03%
   2002........................................ 1,634,137    10.19    16,652     1.55%        3.69%   (11.79)%
   2001........................................ 1,253,764    11.55    14,481     1.55%        3.70%     0.63%
PIMCO Variable Insurance Trust:
 Foreign Bond Portfolio -- Administrative Class
   Shares
   2003........................................   308,007    11.66     3,590     1.55%        2.67%     0.68%
   2002........................................   267,370    11.58     3,096     1.55%        3.57%     6.52%
   2001........................................   143,308    10.87     1,558     1.55%        4.24%     5.92%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

--------------------------------------------------------------------------------------------------------------------

                                                                                   Expenses as a Investment
                                                                   Net Assets      % of Average    Income    Total
                     Type III:                         Units   Unit Value   000s    Net Assets     Ratio     Return
--------------------------------------------------------------------------------------------------------------------
 High Yield Portfolio -- Administrative Class Shares
   2003............................................. 2,029,710   $11.98    $24,325     1.55%        7.39%    20.95%
   2002............................................. 1,311,594     9.91     12,998     1.55%        8.21%    (2.72)%
   2001.............................................   561,545    10.19      5,722     1.55%        8.36%     0.76%
 Long-Term U.S. Government Portfolio --
   Administrative Class Shares
   2003............................................. 1,835,364    12.81     23,515     1.55%        3.05%     2.29%
   2002............................................. 1,989,035    12.53     24,923     1.55%        7.19%    15.76%
   2001.............................................   783,091    10.82      8,473     1.55%        4.95%     4.21%
 Total Return Portfolio -- Administrative Class
   Shares
   2003............................................. 5,014,594    12.09     60,615     1.55%        2.87%     3.41%
   2002............................................. 3,335,980    11.69     38,998     1.55%        4.44%     7.38%
   2001............................................. 1,441,065    10.89     15,693     1.55%        4.69%     6.69%
The Prudential Series Fund, Inc.:
 Jennison Portfolio -- Class II
   2003.............................................    38,702     7.59        294     1.55%        0.00%    27.60%
   2002.............................................     4,765     5.95         28     1.55%        0.00%   (32.23)%
   2001.............................................     4,587     8.78         40     1.55%        0.00%   (22.65)%
 Jennison 20/20 Focus Portfolio -- Class II
   2003.............................................    11,574    12.33        143     1.55%        0.00%    23.27%
 SP Prudential Jennison International Growth
   Portfolio -- Class II
   2003.............................................     2,094     7.73         16     1.55%        0.00%    36.99%
   2002.............................................     2,205     5.64         12     1.55%        0.00%   (24.03)%
   2001.............................................     2,313     7.43         17     1.55%        0.00%   (38.62)%
 SP Prudential U.S. Emerging Growth
   Portfolio -- Class II
   2003.............................................     9,775     8.21         80     1.55%        0.00%    39.32%
   2002.............................................     9,695     5.89         57     1.55%        0.00%   (33.46)%
   2001.............................................     9,251     8.86         82     1.55%        0.00%    (9.67)%
Rydex Variable Trust:
 OTC Fund
   2003.............................................   458,773     4.81      2,206     1.55%        0.00%    43.17%
   2002.............................................   374,080     3.36      1,257     1.55%        0.00%   (39.80)%
   2001.............................................   236,367     5.58      1,319     1.55%        0.00%   (36.19)%
Salomon Brothers Variable Series Fund Inc:
 Salomon Brothers Variable All Cap Fund -- Class II
   2003.............................................   118,583    12.93      1,533     1.55%        0.00%    29.25%
 Salomon Brothers Variable Investors Fund -- Class I
   2003............................................. 2,228,090    11.61     25,865     1.55%        1.46%    30.29%
   2002............................................. 2,548,468     8.91     22,707     1.55%        1.07%   (24.24)%
   2001............................................. 2,548,515    11.76     29,971     1.55%        0.86%    (5.64)%
 Salomon Brothers Variable Strategic Bond Fund --
   Class I
   2003............................................. 1,636,493    13.15     21,527     1.55%        5.07%    11.48%
   2002............................................. 1,631,536    11.80     19,252     1.55%        5.67%     7.16%
   2001............................................. 1,091,102    11.01     12,013     1.55%        5.33%     5.26%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

-----------------------------------------------------------------------------------------------------------------------

                                                                                      Expenses as a Investment
                                                                     Net Assets      % of Average    Income     Total
                      Type III:                          Units   Unit Value    000s    Net Assets     Ratio     Return
-----------------------------------------------------------------------------------------------------------------------
 Salomon Brothers Variable Total Return Fund --
   Class I
   2003...............................................   852,267   $10.76     $ 9,173     1.55%        1.61%    14.12%
   2002...............................................   929,915     9.43       8,769     1.55%        1.58%    (8.31)%
   2001...............................................   780,272    10.29       8,029     1.55%        2.73%    (2.34)%
Van Kampen Life Investment Trust:
 Comstock Portfolio -- Class II Shares
   2003...............................................   375,479    10.35       3,888     1.55%        0.38%    28.75%
   2002...............................................    31,822     8.04         256     1.55%        0.00%   (20.68)%
 Emerging Growth Portfolio -- Class II Shares
   2003...............................................    94,221     9.08         856     1.55%        0.00%    25.07%
   2002...............................................    13,078     7.26          95     1.55%        0.00%   (33.70)%

Type IV:
--------
AIM Variable Insurance Funds:
 AIM V.I. Basic Value Fund -- Series II Shares
   2003...............................................     9,830    12.90         127     1.60%        0.00%    28.95%
 AIM V.I. Capital Appreciation Fund -- Series I
   Shares
   2003...............................................    73,176     7.17         525     1.60%        0.00%    27.45%
   2002...............................................    70,462     5.63         397     1.60%        0.00%   (25.57)%
   2001...............................................    80,573     7.56         609     1.60%        0.00%   (24.51)%
 AIM V.I. Growth Fund -- Series I Shares
   2003...............................................    45,289     5.77         261     1.60%        0.00%    29.15%
   2002...............................................    31,521     4.46         141     1.60%        0.00%   (32.08)%
   2001...............................................    29,164     6.57         192     1.60%        0.38%   (34.95)%
 AIM V.I. Premier Equity Fund -- Series I Shares
   2003...............................................   135,714     7.35         997     1.60%        0.31%    23.08%
   2002...............................................   155,557     5.97         929     1.60%        0.37%   (31.37)%
   2001...............................................   165,666     8.70       1,441     1.60%        0.26%   (13.97)%
The Alger American Fund:
 Alger American Growth Portfolio -- Class O Shares
   2003...............................................   817,059     7.58       6,190     1.60%        0.00%    33.01%
   2002...............................................   936,757     5.70       5,340     1.60%        0.04%   (34.06)%
   2001............................................... 1,392,133     8.64      12,028     1.60%        0.24%   (13.23)%
 Alger American Small Capitalization Portfolio --
   Class O Shares
   2003...............................................   430,824     6.93       2,984     1.60%        0.00%    40.07%
   2002...............................................   368,144     4.94       1,819     1.60%        0.00%   (27.40)%
   2001...............................................   528,445     6.81       3,599     1.60%        0.05%   (30.65)%
AllianceBernstein Variable Products Series Fund, Inc.:
 Growth and Income Portfolio -- Class B
   2003...............................................   564,379    10.45       5,898     1.60%        0.82%    30.08%
   2002...............................................   471,081     8.03       3,783     1.60%        0.55%   (23.51)%
   2001...............................................   340,210    10.50       3,572     1.60%        0.42%    (1.46)%
 Premier Growth Portfolio -- Class B
   2003...............................................    80,499     6.64         534     1.60%        0.00%    21.40%
   2002...............................................    73,936     5.47         404     1.60%        0.00%   (31.95)%
   2001...............................................    68,468     8.03         550     1.60%        0.00%   (18.73)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

------------------------------------------------------------------------------------------------------------------

                                                                                 Expenses as a Investment
                                                                 Net Assets      % of Average    Income    Total
                      Type IV:                         Units  Unit Value   000s   Net Assets     Ratio     Return
------------------------------------------------------------------------------------------------------------------
 Quasar Portfolio -- Class B
   2003..............................................  87,421   $ 8.84    $  772     1.60%        0.00%    46.30%
   2002..............................................   4,615     6.04        28     1.60%        0.00%   (33.15)%
   2001..............................................   2,245     9.03        20     1.60%        0.00%   (14.26)%
 Technology Portfolio -- Class B
   2003..............................................   3,490    13.17        46     1.60%        0.00%    31.70%
Dreyfus:
 Dreyfus Investment Portfolios-Emerging Markets
   Portfolio -- Initial Shares
   2002..............................................  44,620     9.88       441     1.60%        0.95%    (2.07)%
   2001..............................................  64,379    10.09       650     1.60%        2.16%     1.66%
 The Dreyfus Socially Responsible Growth Fund,
   Inc. -- Initial Shares
   2003..............................................  15,113     6.54        99     1.60%        0.11%    23.99%
   2002..............................................  12,416     5.28        66     1.60%        0.24%   (30.08)%
   2001..............................................  21,440     7.55       162     1.60%        0.08%   (23.82)%
Eaton Vance Variable Trust:
 VT Floating-Rate Income Fund
   2003..............................................  50,865    10.13       515     1.60%        2.23%     1.29%
 VT Worldwide Health Sciences Fund
   2003..............................................  10,439    11.89       124     1.60%        0.00%    18.94%
Federated Insurance Series:
 Federated American Leaders Fund II -- Primary Shares
   2003.............................................. 219,699     8.82     1,939     1.60%        1.57%    25.66%
   2002.............................................. 218,794     7.02     1,536     1.60%        1.18%   (21.49)%
   2001.............................................. 397,695     8.94     3,555     1.60%        1.38%    (5.75)%
 Federated Capital Income Fund II
   2003..............................................  68,122     6.74       459     1.60%        6.47%    18.75%
   2002.............................................. 100,284     5.68       570     1.60%        5.74%   (25.16)%
   2001.............................................. 129,702     7.59       984     1.60%        3.40%   (15.11)%
 Federated High Income Bond Fund II --
   Primary Shares
   2003.............................................. 399,719    10.30     4,118     1.60%        7.23%    20.27%
   2002.............................................. 141,307     8.57     1,211     1.60%       11.14%    (0.23)%
   2001.............................................. 197,752     8.59     1,699     1.60%        9.59%    (0.25)%
 Federated High Income Bond Fund II -- Service Shares
   2003.............................................. 356,817    11.90     4,248     1.60%        6.21%    19.85%
   2002.............................................. 115,436     9.93     1,146     1.60%        8.49%    (0.38)%
   2001..............................................  45,977     9.96       458     1.60%        4.03%    (0.25)%
 Federated International Small Company Fund II
   2002..............................................   6,379     5.65        36     1.60%        0.00%   (18.80)%
   2001..............................................  16,924     6.96       118     1.60%        0.00%   (31.14)%
 Federated Kaufmann Fund II -- Service Shares
   2003..............................................  41,392    13.30       551     1.60%        0.00%    33.00%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

------------------------------------------------------------------------------------------------------------------------

                                                                                       Expenses as a Investment
                                                                       Net Assets      % of Average    Income    Total
                        Type IV:                           Units   Unit Value   000s    Net Assets     Ratio     Return
------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund (VIP):
 VIP Equity-Income Portfolio -- Initial Class
   2003.................................................   757,822   $ 9.75    $ 7,387     1.60%        1.87%    28.25%
   2002.................................................   835,392     7.60      6,349     1.60%        1.83%   (18.27)%
   2001.................................................   917,825     9.30      8,536     1.60%        1.71%    (6.48)%
 VIP Equity-Income Portfolio -- Service Class 2
   2003.................................................   396,193    10.21      4,047     1.60%        1.40%    27.95%
   2002.................................................   367,278     7.98      2,931     1.60%        1.20%   (18.48)%
   2001.................................................   124,443     9.79      1,218     1.60%        0.26%    (6.75)%
 VIP Growth Portfolio -- Initial Class
   2003.................................................   687,007     7.87      5,410     1.60%        0.28%    30.73%
   2002.................................................   697,045     6.02      4,196     1.60%        0.28%   (31.22)%
   2001................................................. 1,048,860     8.76      9,188     1.60%        0.08%   (18.97)%
 VIP Growth Portfolio -- Service Class 2
   2003.................................................   352,465     7.13      2,512     1.60%        0.10%    30.43%
   2002.................................................   282,662     5.46      1,543     1.60%        0.12%   (31.41)%
   2001.................................................   272,129     7.97      2,169     1.60%        0.02%   (19.19)%
 VIP Overseas Portfolio -- Initial Class
   2003.................................................   150,134     8.94      1,342     1.60%        0.77%    41.08%
   2002.................................................    87,301     6.33        553     1.60%        0.78%   (21.55)%
   2001.................................................   179,907     8.07      1,452     1.60%        5.29%   (22.43)%
Fidelity Variable Insurance Products Fund II (VIP II):
 VIP II Asset Manager/SM/ Portfolio -- Initial Class
   2003.................................................   126,958     9.83      1,248     1.60%        3.73%    16.09%
   2002.................................................   150,830     8.47      1,278     1.60%        4.25%   (10.19)%
   2001.................................................   220,652     9.43      2,081     1.60%        4.48%    (5.63)%
 VIP II Contrafund(R) Portfolio -- Initial Class
   2003................................................. 1,083,766    10.10     10,950     1.60%        0.48%    26.41%
   2002.................................................   985,297     7.99      7,873     1.60%        0.88%   (10.80)%
   2001................................................. 1,229,421     8.96     11,016     1.60%        0.85%   (13.65)%
 VIP II Contrafund(R) Portfolio -- Service Class 2
   2003.................................................   337,586     9.95      3,360     1.60%        0.25%    26.15%
   2002.................................................   229,420     7.89      1,810     1.60%        0.58%   (11.05)%
   2001.................................................   215,181     8.87      1,909     1.60%        0.25%   (13.88)%
Fidelity Variable Insurance Products Fund III (VIP III):
 VIP III Growth & Income Portfolio -- Initial Class
   2003.................................................   515,611     8.54      4,403     1.60%        1.19%    21.80%
   2002.................................................   458,068     7.01      3,211     1.60%        1.44%   (17.95)%
   2001.................................................   607,616     8.54      5,189     1.60%        1.34%   (10.21)%
 VIP III Growth & Income Portfolio -- Service Class 2
   2003.................................................    83,729     8.92        747     1.60%        0.90%    21.47%
   2002.................................................    66,265     7.34        486     1.60%        1.15%   (18.17)%
   2001.................................................   103,917     8.97        932     1.60%        0.45%   (10.47)%
 VIP III Growth Opportunities Portfolio -- Initial Class
   2003.................................................   190,777     6.68      1,274     1.60%        0.83%    27.80%
   2002.................................................   204,162     5.22      1,066     1.60%        1.17%   (23.09)%
   2001.................................................   268,664     6.79      1,824     1.60%        0.43%   (15.80)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

------------------------------------------------------------------------------------------------------------

                                                                           Expenses as a Investment
                                                            Net Assets     % of Average    Income    Total
                  Type IV:                      Units   Unit Value  000s    Net Assets     Ratio     Return
------------------------------------------------------------------------------------------------------------
 VIP III Mid Cap Portfolio -- Service Class 2
   2003......................................   345,059   $12.36   $ 4,263     1.60%        0.21%    36.05%
   2002......................................   184,618     9.08     1,676     1.60%        0.67%   (11.46)%
   2001......................................    82,604    10.26       848     1.60%        0.00%    (5.06)%
GE Investments Funds, Inc.:
 Income Fund
   2003......................................   529,614    12.43     6,580     1.60%        3.51%     1.95%
   2002......................................   814,908    12.19     9,934     1.60%        3.97%     8.13%
   2001......................................   257,747    11.27     2,905     1.60%        5.69%     5.70%
 International Equity Fund
   2003......................................   136,373     8.25     1,124     1.60%        1.83%    35.71%
   2002......................................   103,984     6.08       632     1.60%        0.95%   (25.05)%
   2001......................................   121,898     8.11       989     1.60%        1.49%   (22.13)%
 Mid-Cap Value Equity Fund
   2003......................................   582,397    11.35     6,610     1.60%        1.42%    30.82%
   2002......................................   524,430     8.68     4,552     1.60%        0.84%   (15.14)%
   2001......................................   532,256    10.22     5,440     1.60%        0.92%    (1.29)%
 Money Market Fund
   2003...................................... 2,170,916    10.83    23,519     1.60%        0.82%    (0.83)%
   2002...................................... 3,714,284    10.92    40,560     1.60%        1.49%    (0.15)%
   2001...................................... 4,564,152    10.94    49,932     1.60%        3.77%     2.30%
 Premier Growth Equity Fund
   2003......................................   727,014     9.64     7,010     1.60%        0.21%    26.86%
   2002......................................   482,041     7.60     3,664     1.60%        0.05%   (22.28)%
   2001......................................   419,925     9.78     4,107     1.60%        0.11%   (10.60)%
 Real Estate Securities Fund
   2003......................................   160,984    17.19     2,767     1.60%        3.71%    35.19%
   2002......................................   103,220    12.71     1,312     1.60%        4.04%    (2.92)%
   2001......................................    93,831    13.10     1,229     1.60%        5.55%    10.04%
 S&P 500(R) Index Fund
   2003...................................... 2,033,863     8.02    16,309     1.60%        1.39%    26.23%
   2002...................................... 1,905,073     6.35    12,097     1.60%        1.19%   (23.61)%
   2001...................................... 2,084,126     8.32    17,340     1.60%        0.99%   (13.68)%
 Small-Cap Value Equity Fund
   2003......................................   205,028    12.48     2,559     1.60%        0.08%    22.14%
   2002......................................   192,153    10.22     1,964     1.60%        0.31%   (15.23)%
   2001......................................   108,992    12.05     1,313     1.60%        1.00%     8.20%
 Total Return Fund
   2003......................................   499,190    10.95     5,466     1.60%        1.69%    18.39%
   2002......................................   298,082     9.25     2,757     1.60%        2.28%   (10.76)%
   2001......................................   372,552    10.36     3,860     1.60%        2.57%    (4.45)%
 U.S. Equity Fund
   2003......................................   342,666     8.96     3,069     1.60%        1.00%    21.31%
   2002......................................   425,255     7.38     3,138     1.60%        0.92%   (20.55)%
   2001......................................   313,046     9.29     2,908     1.60%        0.78%    (9.94)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

------------------------------------------------------------------------------------------------------------------

                                                                                 Expenses as a Investment
                                                                 Net Assets      % of Average    Income    Total
                     Type IV:                        Units   Unit Value   000s    Net Assets     Ratio     Return
------------------------------------------------------------------------------------------------------------------
 Value Equity Fund
   2003...........................................   250,640   $ 9.08    $ 2,277     1.60%        1.55%    22.07%
   2002...........................................   261,674     7.44      1,947     1.60%        1.11%   (18.88)%
   2001...........................................   118,284     9.17      1,085     1.60%        1.35%   (10.22)%
Goldman Sachs Variable Insurance Trust:
 Goldman Sachs Growth and Income
   2003...........................................   134,861     8.51      1,148     1.60%        1.40%    22.38%
   2002...........................................   142,990     6.95        994     1.60%        1.63%   (12.76)%
   2001...........................................   173,565     7.97      1,383     1.60%        0.50%   (10.79)%
 Goldman Sachs Mid Cap Value Fund
   2003...........................................   393,875    14.98      5,899     1.60%        0.87%    26.34%
   2002...........................................   411,894    11.85      4,881     1.60%        0.98%    (6.22)%
   2001...........................................   436,048    12.64      5,512     1.60%        1.14%    10.25%
Greenwich Street Series Fund:
 Salomon Brothers Variable Emerging Growth Fund
   -- Class II
   2003...........................................     5,942    12.56         75     1.60%        0.00%    25.61%
Janus Aspen Series:
 Balanced Portfolio -- Institutional Shares
   2003...........................................   856,023    10.55      9,028     1.60%        2.14%    12.23%
   2002........................................... 1,087,532     9.40     10,223     1.60%        2.34%    (7.94)%
   2001........................................... 1,591,602    10.21     16,250     1.60%        1.28%    (6.20)%
 Balanced Portfolio -- Service Shares
   2003...........................................   294,903     9.83      2,899     1.60%        1.95%    11.91%
   2002...........................................   337,154     8.79      2,964     1.60%        2.24%    (8.17)%
   2001...........................................   236,619     9.57      2,264     1.60%        1.81%    (6.43)%
 Capital Appreciation Portfolio -- Institutional
   Shares
   2003...........................................   633,901     8.07      5,116     1.60%        0.47%    18.61%
   2002...........................................   839,663     6.80      5,710     1.60%        0.54%   (17.02)%
   2001........................................... 1,245,067     8.20     10,210     1.60%        0.39%   (22.93)%
 Capital Appreciation Portfolio -- Service Shares
   2003...........................................    82,050     7.62        625     1.60%        0.24%    18.32%
   2002...........................................    91,023     6.44        586     1.60%        0.31%   (17.27)%
   2001...........................................    96,923     7.79        755     1.60%        0.31%   (23.09)%
 Flexible Income Portfolio -- Institutional Shares
   2003...........................................   138,865    12.50      1,735     1.60%        4.28%     4.69%
   2002...........................................   265,752    11.94      3,173     1.60%        4.75%     8.71%
   2001...........................................   200,610    10.98      2,203     1.60%        3.05%     6.01%
 Global Life Sciences Portfolio -- Service Shares
   2003...........................................    58,090     8.05        467     1.60%        0.00%    24.18%
   2002...........................................    64,305     6.48        417     1.60%        0.00%   (30.68)%
   2001...........................................   154,798     9.35      1,447     1.60%        0.00%   (18.09)%
 Global Technology Portfolio -- Service Shares
   2003...........................................   266,513     3.51        936     1.60%        0.00%    44.14%
   2002...........................................   291,205     2.44        711     1.60%        0.00%   (41.88)%
   2001...........................................   275,684     4.19      1,155     1.60%        0.00%   (38.33)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

-----------------------------------------------------------------------------------------------------------------------

                                                                                      Expenses as a Investment
                                                                      Net Assets      % of Average    Income    Total
                       Type IV:                           Units   Unit Value   000s    Net Assets     Ratio     Return
-----------------------------------------------------------------------------------------------------------------------
 Growth Portfolio -- Institutional Shares
   2003................................................   944,140   $ 7.46    $ 7,041     1.60%        0.08%    29.63%
   2002................................................ 1,174,963     5.75      6,756     1.60%        0.00%   (27.69)%
   2001................................................ 1,819,775     7.96     14,485     1.60%        0.02%   (25.95)%
 Growth Portfolio -- Service Shares
   2003................................................   140,493     6.71        943     1.60%        0.00%    29.39%
   2002................................................    85,220     5.19        442     1.60%        0.00%   (27.89)%
   2001................................................   121,973     7.19        877     1.60%        0.00%   (26.11)%
 International Growth Portfolio -- Institutional Shares
   2003................................................   403,108    10.30      4,152     1.60%        1.21%    32.76%
   2002................................................   565,435     7.76      4,388     1.60%        0.83%   (26.77)%
   2001................................................   784,857    10.60      8,319     1.60%        0.34%   (24.47)%
 International Growth Portfolio -- Service Shares
   2003................................................   150,551     7.28      1,097     1.60%        1.16%    32.39%
   2002................................................    49,363     5.50        271     1.60%        0.90%   (26.95)%
   2001................................................    48,624     7.53        366     1.60%        0.35%   (24.66)%
 Mid Cap Growth Portfolio -- Institutional Shares
   2003................................................   742,675     6.81      5,057     1.60%        0.00%    32.95%
   2002................................................   867,195     5.12      4,440     1.60%        0.00%   (29.09)%
   2001................................................ 1,217,251     7.22      8,789     1.60%        0.00%   (40.43)%
 Mid Cap Growth Portfolio -- Service Shares
   2003................................................    57,225     5.51        315     1.60%        0.00%    32.61%
   2002................................................    70,678     4.16        294     1.60%        0.00%   (29.27)%
   2001................................................    46,629     5.88        274     1.60%        0.00%   (40.56)%
 Worldwide Growth Portfolio -- Institutional Shares
   2003................................................   784,140     8.48      6,649     1.60%        1.08%    22.01%
   2002................................................ 1,045,267     6.95      7,265     1.60%        0.82%   (26.69)%
   2001................................................ 1,487,500     9.48     14,101     1.60%        0.22%   (23.68)%
 Worldwide Growth Portfolio -- Service Shares
   2003................................................    84,265     6.74        568     1.60%        0.83%    21.71%
   2002................................................   158,083     5.54        876     1.60%        0.61%   (26.90)%
   2001................................................   227,777     7.58      1,727     1.60%        0.12%   (23.86)%
MFS(R) Variable Insurance Trust:
 MFS(R) Investors Growth Stock Series -- Service
   Class Shares
   2003................................................   163,862     6.32      1,035     1.60%        0.00%    20.65%
   2002................................................   120,571     5.24        632     1.60%        0.00%   (28.87)%
   2001................................................    84,171     7.36        619     1.60%        0.05%   (26.04)%
 MFS(R) Investors Trust Series -- Service Class Shares
   2003................................................   107,825     7.78        839     1.60%        0.44%    19.89%
   2002................................................    93,687     6.49        608     1.60%        0.44%   (22.41)%
   2001................................................    61,876     8.36        517     1.60%        0.21%   (17.45)%
 MFS(R) New Discovery Series -- Service Class
   Shares
   2003................................................   284,319     8.72      2,480     1.60%        0.00%    31.30%
   2002................................................    61,553     6.64        409     1.60%        0.00%   (32.89)%
   2001................................................    67,674     9.90        670     1.60%        0.00%    (6.78)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

-------------------------------------------------------------------------------------------------------------------

                                                                                  Expenses as a Investment
                                                                  Net Assets      % of Average    Income    Total
                       Type IV:                         Units  Unit Value   000s   Net Assets     Ratio     Return
-------------------------------------------------------------------------------------------------------------------
 MFS(R) Utilities Series -- Service Class Shares
   2003...............................................  53,344   $ 7.86    $  419     1.60%        2.09%    33.41%
   2002...............................................  45,786     5.89       270     1.60%        2.45%   (24.13)%
   2001...............................................  41,040     7.76       318     1.60%        1.81%   (25.66)%
Nations Separate Account Trust:
 Nations Marsico Growth Portfolio
   2003...............................................  30,362    12.35       375     1.60%        0.00%    23.50%
 Nations Marsico International Opportunities Portfolio
   2003...............................................  35,656    13.38       477     1.60%        0.01%    33.77%
Oppenheimer Variable Account Funds:
 Oppenheimer Aggressive Growth Fund/VA
   2003............................................... 226,559     8.34     1,890     1.60%        0.00%    23.59%
   2002............................................... 246,315     6.75     1,660     1.60%        0.73%   (28.95)%
   2001............................................... 337,019     9.50     3,202     1.60%        0.99%   (32.37)%
 Oppenheimer Aggressive Growth Fund/VA -- Service
   Shares
   2003...............................................  11,755    11.99       141     1.60%        0.00%    19.90%
 Oppenheimer Bond Fund/VA
   2003............................................... 174,744    12.16     2,124     1.60%        6.02%     5.07%
   2002............................................... 244,092    11.57     2,824     1.60%        7.18%     7.34%
   2001............................................... 290,069    10.78     3,127     1.60%        6.51%     6.06%
 Oppenheimer Capital Appreciation Fund/VA
   2003............................................... 537,049    10.00     5,371     1.60%        0.39%    28.86%
   2002............................................... 575,596     7.76     4,467     1.60%        0.66%   (28.03)%
   2001............................................... 735,051    10.78     7,924     1.60%        0.65%   (13.98)%
 Oppenheimer Capital Appreciation Fund/VA --
   Service Shares
   2003...............................................  35,817    12.30       440     1.60%        0.00%    22.97%
 Oppenheimer Global Securities Fund/VA -- Service
   Shares
   2003............................................... 316,736     9.88     3,130     1.60%        0.56%    40.58%
   2002............................................... 236,062     7.03     1,660     1.60%        0.39%   (23.61)%
   2001...............................................  86,595     9.20       797     1.60%        0.19%   (13.59)%
 Oppenheimer High Income Fund/VA
   2003............................................... 465,002    10.88     5,057     1.60%        7.07%    21.98%
   2002............................................... 194,552     8.92     1,735     1.60%       11.01%    (3.95)%
   2001............................................... 178,281     9.28     1,654     1.60%       10.37%     0.33%
 Oppenheimer Main Street Fund/VA -- Service Shares
   2003............................................... 222,322     8.77     1,950     1.60%        0.77%    24.42%
   2002............................................... 176,987     7.05     1,248     1.60%        0.57%   (20.33)%
   2001............................................... 140,805     8.84     1,245     1.60%        0.20%   (11.72)%
 Oppenheimer Main Street Small Cap Fund/VA --
   Service Shares
   2003...............................................  24,434    13.70       335     1.60%        0.00%    36.95%
 Oppenheimer Multiple Strategies Fund/VA
   2003............................................... 125,354    11.68     1,464     1.60%        3.04%    22.96%
   2002............................................... 128,522     9.50     1,221     1.60%        3.69%   (11.83)%
   2001............................................... 190,985    10.77     2,057     1.60%        3.70%     0.58%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003



                                                                    Net Assets             Expenses as a Investment
                                                                ------------------         % of Average    Income    Total
Type IV:                                                 Units  Unit Value          000s    Net Assets     Ratio     Return
--------                                                ------- ----------         ------- ------------- ---------- ------
PIMCO Variable Insurance Trust:
 Foreign Bond Portfolio -- Administrative Class Shares
   2003................................................  31,753   $11.64           $   370     1.60%        2.67%     0.63%
   2002................................................  21,171    11.56               245     1.60%        3.57%     6.46%
   2001................................................  23,078    10.86               251     1.60%        4.24%     5.87%
 High Yield Portfolio -- Administrative Class Shares
   2003................................................ 363,833    11.97             4,354     1.60%        7.39%    20.89%
   2002................................................  87,630     9.90               868     1.60%        8.21%    (2.77)%
   2001................................................  67,250    10.18               685     1.60%        8.36%     0.71%
 Long-Term U.S. Government Portfolio --
   Administrative Class Shares
   2003................................................ 191,002    12.79             2,443     1.60%        3.05%     2.24%
   2002................................................ 249,990    12.51             3,127     1.60%        7.19%    15.71%
   2001................................................ 132,087    10.81             1,428     1.60%        4.95%     4.16%
 Total Return Portfolio -- Administrative Class Shares
   2003................................................ 983,366    12.07            11,868     1.60%        2.87%     3.36%
   2002................................................ 807,952    11.68             9,437     1.60%        4.44%     7.33%
   2001................................................ 397,634    10.88             4,326     1.60%        4.69%     6.63%
The Prudential Series Fund, Inc.:
 Jennison Portfolio -- Class II
   2003................................................   1,838    12.12                22     1.60%        0.00%    21.16%
Rydex Variable Trust:
 OTC Fund
   2003................................................  44,380     4.80               213     1.60%        0.00%    43.10%
   2002................................................  58,597     3.36               197     1.60%        0.00%   (39.83)%
   2001................................................  18,702     5.58               104     1.60%        0.00%   (36.22)%
Salomon Brothers Variable Series Fund Inc:
 Salomon Brothers Variable Investors Fund -- Class I
   2003................................................ 213,912    10.51             2,247     1.60%        1.46%    30.22%
   2002................................................ 219,643     8.07             1,773     1.60%        1.07%   (24.28)%
   2001................................................ 239,512    10.65             2,551     1.60%        0.86%    (5.69)%
 Salomon Brothers Variable All Cap Fund -- Class II
   2003................................................   9,251    12.92               120     1.60%        0.00%    29.21%
 Salomon Brothers Variable Strategic Bond Fund --
   Class I
   2003................................................ 175,980    13.01             2,290     1.60%        5.07%    11.42%
   2002................................................ 208,102    11.68             2,431     1.60%        5.67%     7.10%
   2001................................................ 118,221    10.90             1,289     1.60%        5.33%     5.20%
 Salomon Brothers Variable Total Return Fund -- Class I
   2003................................................  61,672    10.39               641     1.60%        1.61%    14.07%
   2002................................................  65,454     9.11               596     1.60%        1.58%    (8.36)%
   2001................................................  49,020     9.94               487     1.60%        2.73%    (2.39)%
Van Kampen Life Investment Trust:
 Comstock Portfolio -- Class II Shares
   2003................................................  56,733    10.35               587     1.60%        0.38%    28.68%
   2002................................................  36,666     8.04               295     1.60%        0.00%   (20.72)%
 Emerging Growth Portfolio -- Class II Shares
   2003................................................   4,867     9.08                44     1.60%        0.00%    25.01%
   2002................................................   1,248     7.26                 9     1.60%        0.00%   (33.73)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                               Net Assets     Expenses as a Investment
                                                            ----------------- % of Average    Income    Total
Type V:                                              Units  Unit Value  000s   Net Assets     Ratio     Return
-------                                             ------- ---------- ------ ------------- ---------- ------
AIM Variable Insurance Funds:
 AIM V.I. Aggressive Growth Fund -- Series I Shares
   2003............................................     171   $ 6.59   $    1     0.75%        0.00%    25.73%
   2002............................................     352     5.24        2     0.75%        0.00%   (23.24)%
   2001............................................   1,322     6.83        9     0.75%        0.00%   (26.62)%
 AIM V.I. Capital Appreciation Fund --
   Series I Shares
   2003............................................     319     6.11        2     0.75%        0.00%    28.55%
   2002............................................     451     4.75        2     0.75%        0.00%   (24.92)%
   2001............................................   1,177     6.33        7     0.75%        0.00%   (23.86)%
 AIM V.I. Capital Development Fund --
   Series I Shares
   2003............................................     506    10.15        5     0.75%        0.00%    34.34%
   2002............................................     623     7.56        5     0.75%        0.00%   (21.95)%
   2001............................................     506     9.68        5     0.75%        0.00%    (8.78)%
 AIM V.I. Core Equity Fund -- Series I Shares
   2003............................................     194     7.21        1     0.75%        0.62%    23.48%
   2002............................................     240     5.84        1     0.75%        0.72%   (16.22)%
 AIM V.I. Global Utilities Fund -- Series I Shares
   2003............................................     292     6.00        2     0.75%        1.55%    18.14%
   2002............................................     300     5.08        2     0.75%        3.97%   (26.09)%
   2001............................................     153     6.87        1     0.75%        1.00%   (28.48)%
 AIM V.I. Government Securities Fund --
   Series I Shares
   2003............................................  36,083    12.05      435     0.75%        4.30%     0.31%
   2002............................................ 126,953    12.01    1,525     0.75%        0.12%     8.77%
   2001............................................     822    11.05        9     0.75%        5.79%     4.87%
 AIM V.I. New Technology Fund -- Series I Shares
   2003............................................  39,843     2.87      114     0.75%        0.00%    51.24%
   2002............................................   3,740     1.90        7     0.75%        0.00%   (45.54)%
   2001............................................  15,314     3.49       53     0.75%        9.04%   (47.86)%
Fidelity Variable Insurance Products Fund (VIP):
 VIP Overseas Portfolio -- Initial Class
   2003............................................   1,015     7.82        8     0.75%        0.77%    42.29%
   2002............................................     586     5.49        3     0.75%        0.78%   (20.88)%
Fidelity Variable Insurance Products Fund III
  (VIP III):
 VIP III Growth & Income Portfolio --
   Initial Class
   2003............................................   3,518     9.12       32     0.75%        1.19%    22.85%
   2002............................................   2,279     7.42       17     0.75%        1.44%   (17.24)%
   2001............................................   6,651     8.97       60     0.75%        1.34%    (9.44)%
 VIP III Growth Opportunities Portfolio --
   Initial Class
   2003............................................     201     7.54        2     0.75%        0.83%    28.90%
   2002............................................     251     5.85        1     0.75%        1.17%   (22.43)%
   2001............................................     194     7.54        1     0.75%        0.43%   (15.07)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                         Net Assets     Expenses as a Investment
                                                      ----------------- % of Average    Income    Total
Type V:                                       Units   Unit Value  000s   Net Assets     Ratio     Return
-------                                     --------- ---------- ------ ------------- ---------- ------
 VIP III Mid Cap Portfolio -- Initial Class
   2003....................................     4,695   $13.05   $   61     0.75%        0.41%    37.60%
   2002....................................     3,180     9.49       30     0.75%        0.98%   (10.50)%
   2001....................................     2,055    10.60       22     0.75%        0.00%    (3.94)%
GE Investments Funds, Inc.:
 Income Fund...............................
   2003....................................     3,144    12.63       40     0.75%        3.51%     2.82%
   2002....................................     3,525    12.28       43     0.75%        3.97%     9.06%
   2001....................................     3,905    11.26       44     0.75%        5.69%     6.62%
 International Equity Fund
   2003....................................       185     7.19        1     0.75%        1.83%    36.87%
   2002....................................     1,579     5.25        8     0.75%        0.95%   (24.40)%
 Mid-Cap Value Equity Fund
   2003....................................     2,726    12.45       34     0.75%        1.42%    31.94%
   2002....................................     1,841     9.43       17     0.75%        0.84%   (14.41)%
   2001....................................     2,066    11.02       23     0.75%        0.92%    (0.43)%
 Money Market Fund
   2003.................................... 2,313,412     1.06    2,461     0.75%        0.82%     0.02%
   2002.................................... 3,495,756     1.06    3,706     0.75%        1.49%     0.71%
   2001.................................... 1,890,168     1.06    2,004     0.75%        3.77%     3.19%
 Premier Growth Equity Fund
   2003....................................     1,089     8.78       10     0.75%        0.21%    27.95%
   2002....................................    10,053     6.86       69     0.75%        0.05%   (21.61)%
   2001....................................       207     8.75        2     0.75%        0.11%    (9.82)%
 Real Estate Securities Fund
   2003....................................     7,434    15.74      117     0.75%        3.71%    36.35%
   2002....................................     8,225    11.55       95     0.75%        4.04%    (2.09)%
   2001....................................     3,236    11.79       38     0.75%        5.55%    10.99%
 S&P 500(R) Index Fund
   2003....................................    20,532     7.85      161     0.75%        1.39%    27.31%
   2002....................................    24,977     6.16      154     0.75%        1.19%   (22.95)%
   2001....................................     6,754     8.00       54     0.75%        0.99%   (12.93)%
 Total Return Fund
   2003....................................     5,419    10.58       57     0.75%        1.69%    19.41%
   2002....................................     7,330     8.86       65     0.75%        2.28%    (9.99)%
 U.S. Equity Fund
   2003....................................     5,542     8.86       49     0.75%        1.00%    22.35%
   2002....................................     5,033     7.24       36     0.75%        0.92%   (19.87)%
   2001....................................     4,772     9.04       43     0.75%        0.78%    (9.16)%
Janus Aspen Series:
 Capital Appreciation Portfolio --
   Institutional Shares
   2003....................................       410     6.68        3     0.75%        0.47%    19.63%
   2002....................................       462     5.59        3     0.75%        0.54%   (16.30)%
   2001....................................       649     6.67        4     0.75%        0.39%   (22.26)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                                      Net Assets     Expenses as a Investment
                                                                  ------------------ % of Average    Income    Total
Type V:                                                   Units   Unit Value  000s    Net Assets     Ratio     Return
-------                                                 --------- ---------- ------- ------------- ---------- ------
 Core Equity Portfolio -- Institutional Shares
   2003................................................       360   $ 8.20   $     3     0.75%        0.17%    22.18%
   2002................................................       332     6.71         2     0.75%        0.35%   (18.88)%
   2001................................................       287     8.27         2     0.75%        0.59%   (12.42)%
 Flexible Income Portfolio -- Institutional Shares
   2003................................................    31,881    12.88       411     0.75%        4.28%     5.60%
   2002................................................    46,091    12.20       562     0.75%        4.75%     9.65%
   2001................................................       941    11.13        10     0.75%        3.05%     6.93%
 International Growth Portfolio -- Institutional Shares
   2003................................................       430     6.31         3     0.75%        1.21%    33.90%
   2002................................................       683     4.71         3     0.75%        0.83%   (26.14)%
   2001................................................       320     6.38         2     0.75%        0.34%   (23.81)%

Type VI:
--------
AIM Variable Insurance Funds:
 AIM V.I. Basic Value Fund -- Series II Shares
   2003................................................   105,970    12.90     1,367     1.50%        0.00%    29.04%
 AIM V.I. Capital Appreciation Fund -- Series I
   Shares
   2003................................................ 1,804,935     5.87    10,591     1.50%        0.00%    27.58%
   2002................................................ 1,662,052     4.60     7,645     1.50%        0.00%   (25.49)%
   2001................................................ 1,178,042     6.17     7,269     1.50%        0.00%   (24.44)%
 AIM V.I. Growth Fund -- Series I Shares
   2003................................................ 1,407,142     4.31     6,059     1.50%        0.00%    29.27%
   2002................................................ 1,259,858     3.33     4,195     1.50%        0.00%   (32.01)%
   2001................................................   860,251     4.90     4,215     1.50%        0.38%   (34.88)%
 AIM V.I. Premier Equity Fund -- Series I Shares
   2003................................................ 2,590,484     6.19    16,037     1.50%        0.31%    23.21%
   2002................................................ 2,944,086     5.02    14,779     1.50%        0.37%   (31.31)%
   2001................................................ 2,168,360     7.31    15,851     1.50%        0.26%   (13.88)%
AllianceBernstein Variable Products Series
  Fund, Inc.:
 Growth and Income Portfolio -- Class B
   2003................................................ 6,291,612    10.56    66,449     1.50%        0.82%    30.20%
   2002................................................ 5,560,666     8.11    45,097     1.50%        0.55%   (23.43)%
   2001................................................ 2,564,812    10.59    27,161     1.50%        0.42%    (1.36)%
 Premier Growth Portfolio -- Class B
   2003................................................ 2,454,099     5.40    13,259     1.50%        0.00%    21.52%
   2002................................................ 2,672,956     4.45    11,895     1.50%        0.00%   (31.88)%
   2001................................................ 2,070,574     6.53    13,521     1.50%        0.00%   (18.65)%
 Quasar Portfolio -- Class B
   2003................................................   594,269     7.29     4,333     1.50%        0.00%    46.45%
   2002................................................   441,575     4.98     2,199     1.50%        0.00%   (33.09)%
   2001................................................   332,400     7.44     2,473     1.50%        0.00%   (14.18)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                               Net Assets     Expenses as a Investment
                                                           ------------------ % of Average    Income    Total
Type VI:                                           Units   Unit Value  000s    Net Assets     Ratio     Return
--------                                         --------- ---------- ------- ------------- ---------- ------
 Technology Portfolio -- Class B
   2003.........................................    61,807   $13.18   $   815     1.50%        0.00%    31.78%
American Century Variable Portfolios, Inc.:
 VP Income & Growth Fund -- Class I
   2003.........................................       247    12.54         3     1.50%        0.20%    27.42%
 VP Ultra Fund -- Class I
   2003.........................................       119    11.85         1     1.50%        0.00%    23.03%
Dreyfus:
 Dreyfus Investment Portfolios-Emerging Markets
   Portfolio -- Initial Shares
   2002.........................................   436,606     7.30     3,187     1.50%        0.95%    (1.98)%
   2001.........................................   150,127     7.45     1,118     1.50%        2.16%     1.76%
 The Dreyfus Socially Responsible Growth Fund,
   Inc. -- Initial Shares
   2003.........................................   805,524     5.70     4,594     1.50%        0.11%    24.11%
   2002.........................................   818,129     4.60     3,763     1.50%        0.24%   (30.01)%
   2001.........................................   675,418     6.57     4,437     1.50%        0.08%   (23.74)%
Eaton Vance Variable Trust:
 VT Floating-Rate Income Fund
   2003.........................................    76,569    10.11       774     1.50%        2.23%     1.42%
 VT Income Fund of Boston
   2003.........................................     2,134    11.12        24     1.50%        0.00%    11.70%
 VT Worldwide Health Sciences Fund
   2003.........................................   158,231    13.32     2,107     1.50%        0.00%    28.03%
Federated Insurance Series:
 Federated High Income Bond Fund II -- Service
   Shares
   2003......................................... 1,277,996    11.01    14,072     1.50%        6.21%    19.97%
   2002.........................................   809,652     9.18     7,433     1.50%        8.49%    (0.29)%
   2001.........................................   267,415     9.19     2,458     1.50%        4.03%    (0.15)%
 Federated International Small Company Fund II
   2002.........................................   379,708     4.70     1,785     1.50%        0.00%   (18.72)%
   2001.........................................   111,247     5.78       643     1.50%        0.00%   (31.07)%
 Federated Kaufmann Fund II -- Service Shares
   2003.........................................   342,976    13.31     4,565     1.50%        0.00%    33.09%
Fidelity Variable Insurance Products Fund (VIP):
 VIP Equity-Income Portfolio -- Service Class 2
   2003......................................... 3,817,787    10.77    41,128     1.50%        1.40%    28.08%
   2002......................................... 2,766,772     8.41    23,269     1.50%        1.20%   (18.40)%
   2001......................................... 1,247,800    10.31    12,865     1.50%        0.26%    (6.66)%
 VIP Growth Portfolio -- Service Class 2
   2003......................................... 3,867,958     6.09    23,543     1.50%        0.10%    30.55%
   2002......................................... 3,350,454     4.66    15,613     1.50%        0.12%   (31.34)%
   2001......................................... 1,934,977     6.79    13,138     1.50%        0.02%   (19.11)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                                       Net Assets     Expenses as a Investment
                                                                   ------------------ % of Average    Income    Total
Type VI:                                                   Units   Unit Value  000s    Net Assets     Ratio     Return
--------                                                 --------- ---------- ------- ------------- ---------- ------
Fidelity Variable Insurance Products Fund II
  (VIP II):
 VIP II Contrafund(R) Portfolio -- Service
   Class 2
   2003................................................. 3,764,847   $ 9.09   $34,221     1.50%        0.25%    26.27%
   2002................................................. 2,682,748     7.20    19,316     1.50%        0.58%   (10.96)%
   2001................................................. 1,382,517     8.08    11,171     1.50%        0.25%   (13.79)%
Fidelity Variable Insurance Products Fund III (VIP III):
 VIP III Dynamic Capital Appreciation Portfolio --
   Service Class 2
   2003.................................................     2,147    11.84        25     1.50%        0.00%    18.39%
 VIP III Growth & Income Portfolio -- Service
   Class 2
   2003................................................. 1,296,093     8.73    11,310     1.50%        0.90%    21.59%
   2002................................................. 1,005,224     7.18     7,218     1.50%        1.15%   (18.09)%
   2001.................................................   566,471     8.76     4,962     1.50%        0.45%   (10.38)%
 VIP III Mid Cap Portfolio -- Service Class 2
   2003................................................. 4,191,431    12.28    51,472     1.50%        0.21%    36.18%
   2002................................................. 3,315,853     9.02    29,909     1.50%        0.67%   (11.38)%
   2001................................................. 1,749,762    10.18    17,813     1.50%        0.00%    (4.97)%
Franklin Templeton Variable Insurance Products Trust:
 Templeton Foreign Securities Fund -- Class 2 Shares
   2003.................................................     1,243    12.46        15     1.50%        1.70%    30.23%
GE Investments Funds, Inc.:
 Income Fund
   2003.................................................   966,837    10.86    10,501     1.50%        3.51%     2.05%
   2002.................................................   518,423    10.64     5,516     1.50%        3.97%     8.24%
 Mid-Cap Value Equity Fund
   2003................................................. 3,087,251    12.34    38,109     1.50%        1.42%    30.95%
   2002................................................. 2,414,851     9.43    22,772     1.50%        0.84%   (15.06)%
   2001.................................................   952,179    11.10    10,569     1.50%        0.92%    (1.19)%
 Money Market Fund
   2003................................................. 3,852,162    10.41    40,088     1.50%        0.82%    (0.73)%
   2002................................................. 4,808,269    10.48    50,391     1.50%        1.49%    (0.05)%
   2001................................................. 2,491,737    10.49    26,138     1.50%        3.77%     2.40%
 Premier Growth Equity Fund
   2003................................................. 2,898,879     8.36    24,234     1.50%        0.21%    26.98%
   2002................................................. 1,851,265     6.58    12,181     1.50%        0.05%   (22.20)%
   2001.................................................   679,903     8.46     5,752     1.50%        0.11%   (10.51)%
 Real Estate Securities Fund
   2003.................................................   213,635    12.49     2,668     1.50%        3.71%    24.88%
 S&P 500(R) Index Fund
   2003................................................. 8,649,924     7.55    65,312     1.50%        1.39%    26.35%
   2002................................................. 6,212,679     5.98    37,152     1.50%        1.19%   (23.53)%
   2001................................................. 3,034,072     7.82    23,726     1.50%        0.99%   (13.59)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                                Net Assets     Expenses as a Investment
                                                            ------------------ % of Average    Income    Total
Type VI:                                            Units   Unit Value  000s    Net Assets     Ratio     Return
--------                                          --------- ---------- ------- ------------- ---------- ------
 Small-Cap Value Equity Fund
   2003.......................................... 2,484,150   $12.77   $31,724     1.50%        0.08%    22.26%
   2002.......................................... 1,979,892    10.45    20,690     1.50%        0.31%   (15.15)%
   2001..........................................   603,771    12.31     7,432     1.50%        1.00%     8.31%
 Total Return Fund
   2003..........................................   614,846    10.90     6,702     1.50%        1.69%     9.00%
 U.S. Equity Fund
   2003.......................................... 2,081,073     8.57    17,831     1.50%        1.00%    21.43%
   2002.......................................... 1,679,606     7.06    11,858     1.50%        0.92%   (20.48)%
   2001..........................................   596,270     8.87     5,289     1.50%        0.78%    (9.85)%
 Value Equity Fund
   2003.......................................... 1,290,905     8.86    11,434     1.50%        1.55%    22.19%
   2002..........................................   886,780     7.25     6,429     1.50%        1.11%   (18.80)%
   2001..........................................   321,742     8.93     2,873     1.50%        1.35%   (10.13)%
Greenwich Street Series Fund:
 Salomon Brothers Variable Emerging Growth Fund
   -- Class II
   2003..........................................    76,470    12.57       961     1.50%        0.00%    25.70%
Janus Aspen Series:
 Balanced Portfolio -- Service Shares
   2003.......................................... 6,256,244     9.28    58,049     1.50%        1.95%    12.02%
   2002.......................................... 4,985,061     8.28    41,276     1.50%        2.24%    (8.07)%
   2001.......................................... 2,682,847     9.01    24,172     1.50%        1.81%    (6.34)%
 Capital Appreciation Portfolio -- Service Shares
   2003.......................................... 1,782,763     6.38    11,370     1.50%        0.24%    18.43%
   2002.......................................... 1,974,833     5.39    10,644     1.50%        0.31%   (17.19)%
   2001.......................................... 1,732,144     6.50    11,259     1.50%        0.31%   (23.01)%
 Global Life Sciences Portfolio -- Service Shares
   2003..........................................   478,853     7.58     3,630     1.50%        0.00%    24.30%
   2002..........................................   559,790     6.10     3,415     1.50%        0.00%   (30.61)%
   2001..........................................   490,003     8.79     4,307     1.50%        0.00%   (18.01)%
 Global Technology Portfolio -- Service Shares
   2003.......................................... 1,112,740     3.45     3,840     1.50%        0.00%    44.28%
   2002.......................................... 1,071,043     2.39     2,560     1.50%        0.00%   (41.82)%
   2001..........................................   972,418     4.11     3,997     1.50%        0.00%   (38.26)%
 Growth Portfolio -- Service Shares
   2003.......................................... 1,863,544     5.76    10,730     1.50%        0.00%    29.52%
   2002.......................................... 2,035,353     4.45     9,057     1.50%        0.00%   (27.82)%
   2001.......................................... 1,965,673     6.16    12,109     1.50%        0.00%   (26.03)%
 International Growth Portfolio -- Service Shares
   2003.......................................... 1,930,931     5.92    11,428     1.50%        1.16%    32.52%
   2002.......................................... 1,779,820     4.47     7,956     1.50%        0.90%   (26.87)%
   2001.......................................... 1,007,056     6.11     6,153     1.50%        0.35%   (24.59)%
 Mid Cap Growth Portfolio -- Service Shares
   2003.......................................... 2,012,209     3.72     7,485     1.50%        0.00%    32.74%
   2002.......................................... 2,245,993     2.80     6,289     1.50%        0.00%   (29.20)%
   2001.......................................... 1,979,779     3.96     7,840     1.50%        0.00%   (40.50)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                                  Net Assets     Expenses as a Investment
                                                              ------------------ % of Average    Income    Total
Type VI:                                              Units   Unit Value  000s    Net Assets     Ratio     Return
--------                                            --------- ---------- ------- ------------- ---------- ------
 Worldwide Growth Portfolio -- Service Shares
   2003............................................ 2,228,431   $ 5.56   $12,384     1.50%        0.83%    21.83%
   2002............................................ 2,503,755     4.56    11,417     1.50%        0.61%   (26.82)%
   2001............................................ 2,117,193     6.23    13,190     1.50%        0.12%   (23.79)%
J.P. Morgan Series Trust II:
 Bond Portfolio
   2003............................................     3,051    10.41        32     1.50%        3.62%     2.16%
   2002............................................       378    10.19         4     1.50%        0.00%     1.84%
 International Opportunities Portfolio
   2003............................................        24    12.88         0     1.50%        0.32%    30.47%
 Mid Cap Value Portfolio
   2003............................................     1,288    12.97        17     1.50%        0.41%    27.68%
   2002............................................       368    10.16         4     1.50%        0.00%     1.55%
MFS(R) Variable Insurance Trust:
 MFS(R) Investors Growth Stock Series -- Service
   Class Shares
   2003............................................ 2,370,780     5.72    13,568     1.50%        0.00%    20.77%
   2002............................................ 2,157,083     4.74    10,225     1.50%        0.00%   (28.80)%
   2001............................................ 1,370,095     6.66     9,125     1.50%        0.05%   (25.97)%
 MFS(R) Investors Trust Series -- Service Class
   Shares
   2003............................................ 1,311,182     7.58     9,942     1.50%        0.44%    20.01%
   2002............................................ 1,008,165     6.32     6,372     1.50%        0.44%   (22.34)%
   2001............................................   591,306     8.14     4,813     1.50%        0.21%   (17.37)%
 MFS(R) New Discovery Series -- Service Class
   Shares
   2003............................................ 2,279,851     7.39    16,854     1.50%        0.00%    31.43%
   2002............................................ 1,656,107     5.62     9,307     1.50%        0.00%   (32.83)%
   2001............................................   643,039     8.37     5,382     1.50%        0.00%    (6.68)%
 MFS(R) Total Return Series -- Service Class Shares
   2003............................................     2,387    11.46        27     1.50%        1.64%    14.27%
 MFS(R) Utilities Series -- Service Class Shares
   2003............................................ 1,772,464     7.72    13,683     1.50%        2.09%    33.54%
   2002............................................ 1,379,854     5.78     7,976     1.50%        2.45%   (24.06)%
   2001............................................   973,433     7.61     7,408     1.50%        1.81%   (25.59)%
Nations Separate Account Trust:
 Nations Marsico Growth Portfolio
   2003............................................   406,446    12.36     5,023     1.50%        0.00%    23.58%
 Nations Marsico International Opportunities
   Portfolio
   2003............................................   230,441    13.39     3,085     1.50%        0.01%    33.86%
Oppenheimer Variable Account Funds:
 Oppenheimer Aggressive Growth Fund/VA --
   Service Shares
   2003............................................    31,218    12.00       375     1.50%        0.00%    19.98%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                                   Net Assets     Expenses as a Investment
                                                               ------------------ % of Average    Income    Total
Type VI:                                                       Unit Value  000s    Net Assets     Ratio     Return
--------                                               Units   ---------- ------- ------------- ---------- ------
 Oppenheimer Capital Appreciation Fund/VA --
   Service Shares
   2003.............................................   123,947   $12.76   $ 1,581     1.50%        0.00%    28.73%
 Oppenheimer Global Securities Fund/VA -- Service
   Shares
   2003............................................. 3,920,479     8.76    34,348     1.50%        0.56%    40.72%
   2002............................................. 2,869,699     6.23    17,878     1.50%        0.39%   (23.53)%
   2001............................................. 1,175,084     8.14     9,565     1.50%        0.19%   (13.50)%
 Oppenheimer Main Street Fund/VA -- Service
   Shares
   2003............................................. 3,157,518     7.93    25,035     1.50%        0.77%    24.54%
   2002............................................. 2,417,368     6.37    15,399     1.50%        0.57%   (20.25)%
   2001............................................. 1,249,865     7.98     9,974     1.50%        0.20%   (11.63)%
 Oppenheimer Main Street Small Cap Fund/VA --
   Service Shares
   2003.............................................   153,150    13.39     2,051     1.50%        0.00%    42.08%
PIMCO Variable Insurance Trust:
 Foreign Bond Portfolio -- Administrative Class
   Shares
   2003.............................................   467,831    11.82     5,530     1.50%        2.67%     0.73%
   2002.............................................   332,618    11.74     3,905     1.50%        3.57%     6.57%
   2001.............................................    60,992    11.01       672     1.50%        4.24%     5.97%
 High Yield Portfolio -- Administrative Class Shares
   2003............................................. 3,059,826    11.79    36,065     1.50%        7.39%    21.01%
   2002............................................. 1,559,690     9.74    15,191     1.50%        8.21%    (2.67)%
   2001.............................................   455,975    10.01     4,564     1.50%        8.36%     0.81%
 Long-Term U.S. Government Portfolio --
   Administrative Class Shares
   2003............................................. 1,894,983    13.73    26,012     1.50%        3.05%     2.34%
   2002............................................. 2,265,357    13.41    30,378     1.50%        7.19%    15.82%
   2001.............................................   734,864    11.58     8,510     1.50%        4.95%     4.26%
 Total Return Portfolio -- Administrative Class
   Shares
   2003............................................. 7,871,654    12.55    98,801     1.50%        2.87%     3.46%
   2002............................................. 6,050,592    12.13    73,394     1.50%        4.44%     7.43%
   2001............................................. 1,662,057    11.29    18,765     1.50%        4.69%     6.74%
The Prudential Series Fund, Inc.:
 Jennison Portfolio -- Class II
   2003.............................................     1,465    12.12        18     1.50%        0.00%    21.24%
 Jennison 20/20 Focus Portfolio -- Class II
   2003.............................................     1,058    12.33        13     1.50%        0.00%    23.31%
Rydex Variable Trust:
 OTC Fund
   2003............................................. 2,012,893     3.35     6,752     1.50%        0.00%    43.24%
   2002............................................. 1,244,185     2.34     2,911     1.50%        0.00%   (39.77)%
   2001.............................................   985,138     3.89     3,832     1.50%        0.00%   (36.16)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                                     Net Assets     Expenses as a Investment
                                                                 ------------------ % of Average    Income    Total
Type VI:                                                 Units   Unit Value  000s    Net Assets     Ratio     Return
--------                                               --------- ---------- ------- ------------- ---------- ------
Salomon Brothers Variable Series Fund Inc:
 Salomon Brothers Variable All Cap Fund -- Class II
   2003...............................................   227,655   $12.93   $ 2,943     1.50%        0.00%    29.29%
Scudder Variable Series II:
 Scudder Technology Growth Portfolio -- Class B
   Shares
   2003...............................................       115    14.98         2     1.50%        0.00%    43.99%
Van Kampen Life Investment Trust:
 Comstock Portfolio -- Class II Shares
   2003............................................... 1,196,175    10.36    12,396     1.50%        0.38%    28.81%
   2002...............................................   221,211     8.05     1,781     1.50%        0.00%   (20.65)%
 Emerging Growth Portfolio -- Class II Shares
   2003...............................................   398,198     9.09     3,620     1.50%        0.00%    25.13%
   2002...............................................    74,860     7.26       543     1.50%        0.00%   (33.67)%

Type VII:
---------
AIM Variable Insurance Funds:
 AIM V.I. Basic Value Fund -- Series II Shares
   2003...............................................    60,892    12.89       785     1.70%        0.00%    28.86%
 AIM V.I. Capital Appreciation Fund -- Series I
   Shares
   2003...............................................   753,640     5.83     4,391     1.70%        0.00%    27.32%
   2002...............................................   490,960     4.58     2,249     1.70%        0.00%   (25.64)%
   2001...............................................   409,321     6.15     2,517     1.70%        0.00%   (24.59)%
 AIM V.I. Growth Fund -- Series I Shares
   2003...............................................   499,360     4.28     2,135     1.70%        0.00%    29.01%
   2002...............................................   429,559     3.31     1,422     1.70%        0.00%   (32.15)%
   2001...............................................   351,148     4.88     1,714     1.70%        0.38%   (35.02)%
 AIM V.I. Premier Equity Fund -- Series I Shares
   2003............................................... 1,001,733     6.15     6,157     1.70%        0.31%    22.96%
   2002............................................... 1,063,872     5.00     5,319     1.70%        0.37%   (31.45)%
   2001...............................................   818,340     7.29     5,966     1.70%        0.26%   (14.06)%
AllianceBernstein Variable Products Series Fund, Inc.:
 Growth and Income Portfolio -- Class B
   2003............................................... 2,585,197    10.49    27,110     1.70%        0.82%    29.94%
   2002............................................... 1,951,504     8.07    15,749     1.70%        0.55%   (23.59)%
   2001...............................................   825,837    10.56     8,721     1.70%        0.42%    (1.56)%
 Premier Growth Portfolio -- Class B
   2003............................................... 1,076,259     5.36     5,773     1.70%        0.00%    21.27%
   2002............................................... 1,159,015     4.42     5,123     1.70%        0.00%   (32.02)%
   2001...............................................   813,964     6.51     5,299     1.70%        0.00%   (18.81)%
 Quasar Portfolio -- Class B
   2003...............................................   196,320     7.24     1,421     1.70%        0.00%    46.15%
   2002...............................................   134,844     4.95       667     1.70%        0.00%   (33.22)%
   2001...............................................    62,503     7.42       464     1.70%        0.00%   (14.35)%
 Technology Portfolio -- Class B
   2003...............................................    10,640    13.50       144     1.70%        0.00%    41.35%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                                     Net Assets     Expenses as a Investment
                                                                 ------------------ % of Average    Income    Total
Type VII:                                                Units   Unit Value  000s    Net Assets     Ratio     Return
---------                                              --------- ---------- ------- ------------- ---------- ------
Dreyfus:
 Dreyfus Investment Portfolios-Emerging Markets
   Portfolio -- Initial Shares
   2002...............................................    76,583   $ 7.26   $   556     1.70%        0.95%    (2.17)%
   2001...............................................    63,965     7.43       475     1.70%        2.16%     1.55%
 The Dreyfus Socially Responsible Growth Fund,
   Inc. -- Initial Shares
   2003...............................................   137,028     5.66       776     1.70%        0.11%    23.86%
   2002...............................................   146,590     4.57       670     1.70%        0.24%   (30.16)%
   2001...............................................   127,492     6.55       835     1.70%        0.08%   (23.90)%
Eaton Vance Variable Trust:
 VT Floating-Rate Income Fund
   2003...............................................   132,120    10.08     1,332     1.70%        2.23%     1.21%
   2002...............................................       208     9.96         2     1.70%        0.00%    (0.41)%
 VT Worldwide Health Sciences Fund
   2003...............................................    61,139    12.81       783     1.70%        0.00%    27.77%
   2002...............................................     3,029    10.03        30     1.70%        0.00%     (.29)%
Federated Insurance Series:
 Federated High Income Bond Fund II -- Service
   Shares
   2003...............................................   705,085    10.93     7,709     1.70%        6.21%    19.72%
   2002...............................................   368,364     9.13     3,363     1.70%        8.49%    (0.49)%
   2001...............................................   143,887     9.16     1,318     1.70%        4.03%    (0.36)%
 Federated International Small Company Fund II
   2002...............................................    67,435     4.67       315     1.70%        0.00%   (18.88)%
   2001...............................................    23,627     5.76       136     1.70%        0.00%   (31.21)%
 Federated Kaufmann Fund II -- Service Shares
   2003...............................................   150,615    13.29     2,002     1.70%        0.00%    32.91%
Fidelity Variable Insurance Products Fund (VIP):
 VIP Equity-Income Portfolio -- Service Class 2
   2003............................................... 2,023,475    10.70    21,644     1.70%        1.40%    27.82%
   2002............................................... 1,288,935     8.37    10,788     1.70%        1.20%   (18.56)%
   2001...............................................   570,855    10.28     5,868     1.70%        0.26%    (6.85)%
 VIP Growth Portfolio -- Service Class 2
   2003............................................... 1,629,161     6.04     9,846     1.70%        0.10%    30.29%
   2002...............................................   974,269     4.64     4,521     1.70%        0.12%   (31.48)%
   2001...............................................   603,088     6.77     4,083     1.70%        0.02%   (19.27)%
Fidelity Variable Insurance Products Fund II (VIP II):
 VIP II Contrafund(R) Portfolio -- Service Class 2
   2003............................................... 1,707,386     9.03    15,409     1.70%        0.25%    26.02%
   2002...............................................   918,624     7.16     6,577     1.70%        0.58%   (11.14)%
   2001...............................................   476,256     8.06     3,839     1.70%        0.25%   (13.97)%
Fidelity Variable Insurance Products Fund III (VIP III):
 VIP III Dynamic Capital Appreciation Portfolio --
   Service Class 2
   2003...............................................     1,184    11.82        14     1.70%        0.00%    18.23%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                            Net Assets     Expenses as a Investment
                                                        ------------------ % of Average    Income    Total
Type VII:                                       Units   Unit Value  000s    Net Assets     Ratio     Return
---------                                     --------- ---------- ------- ------------- ---------- ------
 VIP III Growth & Income Portfolio -- Service
   Class 2
   2003......................................   661,374   $ 8.66   $ 5,730     1.70%        0.90%    21.35%
   2002......................................   503,223     7.14     3,593     1.70%        1.15%   (18.26)%
   2001......................................   280,032     8.74     2,447     1.70%        0.45%   (10.56)%
 VIP III Mid Cap Portfolio -- Service Class 2
   2003...................................... 1,539,654    12.19    18,773     1.70%        0.21%    35.90%
   2002......................................   889,218     8.97     7,976     1.70%        0.67%   (11.56)%
   2001......................................   403,825    10.14     4,096     1.70%        0.00%    (5.16)%
GE Investments Funds, Inc.:
 Income Fund
   2003......................................   693,037    10.82     7,502     1.70%        3.51%     1.84%
   2002......................................   216,173    10.63     2,298     1.70%        3.97%     8.02%
 Mid-Cap Value Equity Fund
   2003...................................... 1,248,595    12.26    15,303     1.70%        1.42%    30.68%
   2002......................................   785,521     9.38     7,368     1.70%        0.84%   (15.23)%
   2001......................................   319,791    11.06     3,537     1.70%        0.92%    (1.39)%
 Money Market Fund
   2003...................................... 1,519,238    10.33    15,698     1.70%        0.82%    (0.93)%
   2002...................................... 1,689,357    10.43    17,620     1.70%        1.49%    (0.25)%
   2001......................................   671,871    10.46     7,028     1.70%        3.77%     2.19%
 Premier Growth Equity Fund
   2003...................................... 1,138,946     8.30     9,454     1.70%        0.21%    26.73%
   2002......................................   454,718     6.55     2,978     1.70%        0.05%   (22.36)%
   2001......................................   203,781     8.44     1,720     1.70%        0.11%   (10.69)%
 Real Estate Securities Fund
   2003......................................    75,216    12.47       938     1.70%        3.71%    24.71%
 S&P 500(R) Index Fund
   2003...................................... 3,607,380     7.50    27,045     1.70%        1.39%    26.10%
   2002...................................... 2,153,221     5.95    12,812     1.70%        1.19%   (23.69)%
   2001...................................... 1,104,277     7.79     8,602     1.70%        0.99%   (13.77)%
 Small-Cap Value Equity Fund
   2003......................................   917,681    12.68    11,636     1.70%        0.08%    22.01%
   2002......................................   528,246    10.39     5,488     1.70%        0.31%   (15.32)%
   2001......................................   181,000    12.27     2,221     1.70%        1.00%     8.09%
 Total Return Fund
   2003......................................   492,594    11.42     5,624     1.70%        1.69%    14.17%
 U.S. Equity Fund
   2003...................................... 1,186,382     8.51    10,093     1.70%        1.00%    21.18%
   2002......................................   791,025     7.02     5,553     1.70%        0.92%   (20.64)%
   2001......................................   374,328     8.85     3,313     1.70%        0.78%   (10.04)%
 Value Equity Fund
   2003......................................   629,017     8.79     5,532     1.70%        1.55%    21.95%
   2002......................................   400,281     7.21     2,886     1.70%        1.11%   (18.97)%
   2001......................................   172,412     8.90     1,534     1.70%        1.35%   (10.31)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                                     Net Assets     Expenses as a Investment
                                                                 ------------------ % of Average    Income    Total
Type VII:                                                Units   Unit Value  000s    Net Assets     Ratio     Return
---------                                              --------- ---------- ------- ------------- ---------- ------
Greenwich Street Series Fund:
 Salomon Brothers Variable Emerging Growth Fund
   -- Class II
   2003...............................................    17,895   $12.55   $   225     1.70%        0.00%    25.53%
Janus Aspen Series:
 Balanced Portfolio -- Service Shares
   2003............................................... 2,748,253     9.21    25,319     1.70%        1.95%    11.79%
   2002............................................... 1,917,665     8.24    15,802     1.70%        2.24%    (8.26)%
   2001...............................................   972,626     8.98     8,734     1.70%        1.81%    (6.53)%
 Capital Appreciation Portfolio -- Service Shares
   2003...............................................   537,768     6.33     3,405     1.70%        0.24%    18.19%
   2002...............................................   425,478     5.36     2,281     1.70%        0.31%   (17.36)%
   2001...............................................   362,926     6.48     2,352     1.70%        0.31%   (23.17)%
 Global Life Sciences Portfolio -- Service Shares
   2003...............................................   100,391     7.53       756     1.70%        0.00%    24.05%
   2002...............................................   101,020     6.07       613     1.70%        0.00%   (30.75)%
   2001...............................................   103,526     8.76       907     1.70%        0.00%   (18.18)%
 Global Technology Portfolio -- Service Shares
   2003...............................................   467,996     3.43     1,604     1.70%        0.00%    43.99%
   2002...............................................   318,267     2.38       757     1.70%        0.00%   (41.94)%
   2001...............................................   185,853     4.10       762     1.70%        0.00%   (38.39)%
 Growth Portfolio -- Service Shares
   2003...............................................   585,098     5.72     3,345     1.70%        0.00%    29.26%
   2002...............................................   609,116     4.42     2,692     1.70%        0.00%   (27.97)%
   2001...............................................   521,222     6.14     3,200     1.70%        0.00%   (26.19)%
 International Growth Portfolio -- Service Shares
   2003...............................................   593,422     5.88     3,487     1.70%        1.16%    32.25%
   2002...............................................   447,171     4.44     1,985     1.70%        0.90%   (27.02)%
   2001...............................................   264,963     6.09     1,614     1.70%        0.35%   (24.74)%
 Mid Cap Growth Portfolio -- Service Shares
   2003...............................................   488,442     3.69     1,804     1.70%        0.00%    32.48%
   2002...............................................   458,916     2.79     1,280     1.70%        0.00%   (29.34)%
   2001...............................................   386,562     3.95     1,527     1.70%        0.00%   (40.63)%
 Worldwide Growth Portfolio -- Service Shares
   2003...............................................   831,929     5.52     4,590     1.70%        0.83%    21.58%
   2002...............................................   844,883     4.54     3,836     1.70%        0.61%   (26.97)%
   2001...............................................   629,158     6.21     3,907     1.70%        0.12%   (23.94)%
MFS(R) Variable Insurance Trust:
 MFS(R) Investors Growth Stock Series -- Service
   Class Shares
   2003...............................................   736,265     5.68     4,184     1.70%        0.00%    20.52%
   2002...............................................   576,645     4.71     2,716     1.70%        0.00%   (28.95)%
   2001...............................................   331,541     6.64     2,201     1.70%        0.05%   (26.12)%
 MFS(R) Investors Trust Series -- Service Class Shares
   2003...............................................   492,435     7.53     3,707     1.70%        0.44%    19.77%
   2002...............................................   376,910     6.29     2,371     1.70%        0.44%   (22.50)%
   2001...............................................   241,953     8.11     1,962     1.70%        0.21%   (17.54)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                                     Net Assets     Expenses as a Investment
                                                                 ------------------ % of Average    Income    Total
Type VII:                                                Units   Unit Value  000s    Net Assets     Ratio     Return
---------                                              --------- ---------- ------- ------------- ---------- ------
 MFS(R) New Discovery Series -- Service Class Shares
   2003...............................................   781,828   $ 7.34   $ 5,739     1.70%        0.00%    31.16%
   2002...............................................   411,289     5.60     2,303     1.70%        0.00%   (32.96)%
   2001...............................................   155,938     8.35     1,302     1.70%        0.00%    (6.88)%
 MFS(R) Utilities Series -- Service Class Shares
   2003...............................................   730,480     7.66     5,599     1.70%        2.09%    33.27%
   2002...............................................   501,656     5.75     2,885     1.70%        2.45%   (24.21)%
   2001...............................................   303,903     7.59     2,307     1.70%        1.81%   (25.74)%
Nations Separate Account Trust:
 Nations Marsico Growth Portfolio
   2003...............................................   290,217    12.34     3,582     1.70%        0.00%    23.41%
 Nations Marsico International Opportunities Portfolio
   2003...............................................   115,018    13.37     1,538     1.70%        0.01%    33.68%
Oppenheimer Variable Account Funds:
 Oppenheimer Aggressive Growth Fund/VA --
   Service Shares
   2003...............................................    17,789    11.94       212     1.70%        0.00%    23.34%
 Oppenheimer Bond Fund/VA
 Oppenheimer Capital Appreciation Fund/VA --
   Service Shares
   2003...............................................    56,951    12.44       709     1.70%        0.00%    28.47%
   2002...............................................       100     9.69         1     1.70%        0.00%    (3.13)%
 Oppenheimer Global Securities Fund/VA -- Service
   Shares
   2003............................................... 1,142,590     8.70     9,939     1.70%        0.56%    40.43%
   2002...............................................   691,046     6.19     4,278     1.70%        0.39%   (23.69)%
   2001...............................................   276,877     8.12     2,248     1.70%        0.19%   (13.68)%
 Oppenheimer Main Street Fund/VA -- Service
   Shares
   2003............................................... 1,385,950     7.87    10,911     1.70%        0.77%    24.29%
   2002............................................... 1,005,473     6.33     6,365     1.70%        0.57%   (20.41)%
   2001...............................................   473,200     7.95     3,762     1.70%        0.20%   (11.81)%
 Oppenheimer Main Street Small Cap Fund/VA --
   Service Shares
   2003...............................................   120,040    13.32     1,599     1.70%        0.00%    41.79%
PIMCO Variable Insurance Trust:
 Foreign Bond Portfolio -- Administrative Class
   Shares
   2003...............................................   154,491    11.74     1,813     1.70%        2.67%     0.52%
   2002...............................................    82,184    11.68       960     1.70%        3.57%     6.35%
   2001...............................................    16,136    10.98       177     1.70%        4.24%     5.76%
 High Yield Portfolio -- Administrative Class Shares
   2003............................................... 1,522,099    11.70    17,813     1.70%        7.39%    20.76%
   2002...............................................   541,743     9.69     5,249     1.70%        8.21%    (2.87)%
   2001...............................................   207,597     9.98     2,072     1.70%        8.36%     0.60%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                                  Net Assets     Expenses as a Investment
                                                              ------------------ % of Average    Income    Total
Type VII:                                             Units   Unit Value  000s    Net Assets     Ratio     Return
---------                                           --------- ---------- ------- ------------- ---------- ------
 Long-Term U.S. Government Portfolio --
   Administrative Class Shares
   2003............................................ 1,205,322   $13.63   $16,428     1.70%        3.05%     2.13%
   2002............................................ 1,088,846    13.35    14,536     1.70%        7.19%    15.58%
   2001............................................   386,285    11.55     4,462     1.70%        4.95%     4.05%
 Total Return Portfolio -- Administrative Class
   Shares
   2003............................................ 4,353,956    12.46    54,261     1.70%        2.87%     3.25%
   2002............................................ 2,751,630    12.07    33,212     1.70%        4.44%     7.22%
   2001............................................   810,937    11.26     9,131     1.70%        4.69%     6.52%
The Prudential Series Fund, Inc.:
 Jennison Portfolio -- Class II
   2003............................................     1,832    12.11        22     1.70%        0.00%    21.08%
 Jennison 20/20 Focus Portfolio -- Class II
   2003............................................     2,027    12.31        25     1.70%        0.00%    23.14%
Rydex Variable Trust:
 OTC Fund
   2003............................................   825,009     3.33     2,748     1.70%        0.00%    42.95%
   2002............................................   329,408     2.33       768     1.70%        0.00%   (39.89)%
   2001............................................   239,875     3.88       931     1.70%        0.00%   (36.29)%
Salomon Brothers Variable Series Fund Inc:
 Salomon Brothers Variable All Cap Fund -- Class II
   2003............................................   112,510    12.91     1,453     1.70%        0.00%    29.12%
Van Kampen Life Investment Trust:
 Comstock Portfolio -- Class II Shares
   2003............................................   667,800    10.33     6,897     1.70%        0.38%    28.55%
   2002............................................   130,719     8.03     1,050     1.70%        0.00%   (20.81)%
 Emerging Growth Portfolio -- Class II Shares
   2003............................................   162,892     9.06     1,476     1.70%        0.00%    24.88%
   2002............................................    28,218     7.25       205     1.70%        0.00%   (33.80)%

Type VIII:
----------
GE Investments Funds, Inc.:
 Total Return Fund
   2003............................................ 4,540,351    10.90    49,490     1.50%        1.69%    18.48%
   2002............................................   616,931     9.20     5,676     1.50%        2.28%    (8.01)%

Type IX:
--------
AIM Variable Insurance Funds:
 AIM V.I. Basic Value Fund -- Series II Shares
   2003............................................   197,609    12.91     2,551     1.45%        0.00%    29.08%
 AIM V.I. Capital Appreciation Fund -- Series I
   Shares
   2003............................................    56,467    12.27       693     1.45%        0.00%    22.74%
 AIM V.I. Premier Equity Fund -- Series I Shares
   2003............................................    38,071    11.79       449     1.45%        0.31%    17.91%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                                     Net Assets     Expenses as a Investment
                                                                 ------------------ % of Average    Income   Total
Type IX:                                                  Units  Unit Value  000s    Net Assets     Ratio    Return
--------                                                 ------- ---------- ------- ------------- ---------- ------
AllianceBernstein Variable Products Series Fund, Inc.:
 Growth and Income Portfolio -- Class B
   2003................................................. 564,218   $12.30   $ 6,940     1.45%        0.82%   22.99%
 Premier Growth Portfolio -- Class B
   2003.................................................  73,654    11.50       847     1.45%        0.00%   14.99%
 Technology Portfolio -- Class B
   2003.................................................  72,698    13.18       958     1.45%        0.00%   31.83%
Eaton Vance Variable Trust:
 VT Floating-Rate Income Fund
   2003................................................. 352,412    10.14     3,573     1.45%        2.23%    1.39%
 VT Worldwide Health Sciences Fund
   2003................................................. 126,289    11.91     1,504     1.45%        0.00%   19.06%
Federated Insurance Series:
 Federated High Income Bond Fund II -- Service
   Shares
   2003................................................. 171,365    10.99     1,884     1.45%        6.21%    9.92%
 Federated Kaufmann Fund II -- Service Shares
   2003................................................. 256,511    13.31     3,415     1.45%        0.00%   33.13%
Fidelity Variable Insurance Products Fund (VIP):
 VIP Equity-Income Portfolio -- Service Class 2
   2003................................................. 570,477    12.58     7,178     1.45%        1.40%   25.83%
 VIP Growth Portfolio -- Service Class 2
   2003................................................. 357,532    12.45     4,452     1.45%        0.10%   24.53%
Fidelity Variable Insurance Products Fund II (VIP II):
 VIP II Contrafund(R) Portfolio -- Service Class 2
   2003................................................. 413,897    12.40     5,130     1.45%        0.25%   23.95%
Fidelity Variable Insurance Products Fund III (VIP III):
 VIP III Dynamic Capital Appreciation Portfolio --
   Service Class 2
   2003.................................................  10,231    11.84       121     1.45%        0.00%   18.43%
 VIP III Growth & Income Portfolio -- Service Class 2
   2003................................................. 163,238    11.45     1,869     1.45%        0.90%   14.51%
 VIP III Mid Cap Portfolio -- Service Class 2
   2003................................................. 573,236    13.93     7,985     1.45%        0.21%   39.31%
GE Investments Funds, Inc.:
 Income Fund
   2003................................................. 401,810    10.03     4,032     1.45%        3.51%    0.34%
 Mid-Cap Value Equity Fund
   2003................................................. 338,175    12.90     4,363     1.45%        1.42%   29.03%
 Money Market Fund
   2003................................................. 635,992     9.95     6,327     1.45%        0.82%   (0.52)%
 Premier Growth Equity Fund
   2003................................................. 515,742    12.11     6,245     1.45%        0.21%   21.09%
 Real Estate Securities Fund
   2003................................................. 194,020    12.49     2,424     1.45%        3.71%   24.92%
 S&P 500(R) Index Fund
   2003................................................. 873,981    12.14    10,610     1.45%        1.39%   21.40%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                                     Net Assets     Expenses as a Investment
                                                                 ------------------ % of Average    Income   Total
Type IX:                                                 Units   Unit Value  000s    Net Assets     Ratio    Return
--------                                               --------- ---------- ------- ------------- ---------- ------
 Small-Cap Value Equity Fund
   2003...............................................   333,700   $12.83   $ 4,281     1.45%        0.08%   28.28%
 Total Return Fund
   2003............................................... 1,658,489    11.44    18,967     1.45%        1.69%   14.37%
 U.S. Equity Fund
   2003...............................................   246,040    11.75     2,890     1.45%        1.00%   17.47%
 Value Equity Fund
   2003...............................................   130,426    11.87     1,548     1.45%        1.55%   18.66%
Greenwich Street Series Fund:
 Salomon Brothers Variable Emerging Growth
   Fund -- Class II
   2003...............................................    42,051    12.57       529     1.45%        0.00%   25.74%
Janus Aspen Series:
 Balanced Portfolio -- Service Shares
   2003...............................................   323,459    10.92     3,533     1.45%        1.95%    9.24%
 Capital Appreciation Portfolio -- Service Shares
   2003...............................................    65,234    11.66       760     1.45%        0.24%   16.56%
 International Growth Portfolio -- Service Shares
   2003...............................................    84,483    13.56     1,146     1.45%        1.16%   35.60%
MFS(R) Variable Insurance Trust:
 MFS(R) Investors Growth Stock Series -- Service
   Class Shares
   2003...............................................   164,342    11.47     1,885     1.45%        0.00%   14.69%
 MFS(R) Investors Trust Series -- Service Class Shares
   2003...............................................    97,273    11.68     1,136     1.45%        0.44%   16.77%
 MFS(R) New Discovery Series -- Service Class
   Shares
   2003...............................................   193,803    12.74     2,468     1.45%        0.00%   27.35%
 MFS(R) Utilities Series -- Service Class Shares
   2003...............................................   125,205    12.29     1,538     1.45%        2.09%   22.88%
Nations Separate Account Trust:
 Nations Marsico Growth Portfolio
   2003...............................................   346,671    12.36     4,286     1.45%        0.00%   23.62%
 Nations Marsico International Opportunities
   Portfolio
   2003...............................................   155,646    13.39     2,084     1.45%        0.01%   33.90%
Oppenheimer Variable Account Funds:
 Oppenheimer Aggressive Growth Fund/VA --
   Service Shares
   2003...............................................    65,369    12.00       785     1.45%        0.00%   20.02%
 Oppenheimer Capital Appreciation Fund/VA --
   Service Shares
   2003...............................................   183,859    12.31     2,263     1.45%        0.00%   23.09%
 Oppenheimer Global Securities Fund/VA -- Service
   Shares
   2003...............................................   352,598    14.14     4,986     1.45%        0.56%   41.41%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

                               December 31, 2003

                                                                   Net Assets     Expenses as a Investment
                                                               ------------------ % of Average    Income   Total
Type IX:                                               Units   Unit Value  000s    Net Assets     Ratio    Return
--------                                             --------- ---------- ------- ------------- ---------- ------
 Oppenheimer Main Street Fund/VA -- Service
   Shares
   2003.............................................   194,738   $12.09   $ 2,355     1.45%        0.77%   20.94%
 Oppenheimer Main Street Small Cap Fund/VA --
   Service Shares
   2003.............................................   162,753    13.71     2,231     1.45%        0.00%   37.09%
PIMCO Variable Insurance Trust:
 High Yield Portfolio -- Administrative Class Shares
   2003.............................................   695,216    10.86     7,553     1.45%        7.39%    8.64%
 Long-Term U.S. Government Portfolio --
   Administrative Class Shares
   2003.............................................   272,805    10.06     2,743     1.45%        3.05%    0.55%
 Total Return Portfolio -- Administrative Class
   Shares
   2003............................................. 1,323,651    10.10    13,366     1.45%        2.87%    0.98%
The Prudential Series Fund, Inc.:
 Jennison Portfolio -- Class II
   2003.............................................    10,293    12.13       125     1.45%        0.00%   21.28%
 Jennison 20/20 Focus Portfolio -- Class II
   2003.............................................       547    12.34         7     1.45%        0.00%   23.35%
Rydex Variable Trust:
 OTC Fund
   2003.............................................    75,902    12.80       972     1.45%        0.00%   28.02%
Salomon Brothers Variable Series Fund Inc:
 Salomon Brothers Variable All Cap Fund -- Class II
   2003.............................................    82,461    12.93     1,067     1.45%        0.00%   29.34%
Van Kampen Life Investment Trust:
 Comstock Portfolio -- Class II Shares
   2003.............................................   391,710    12.51     4,901     1.45%        0.38%   25.12%
 Emerging Growth Portfolio -- Class II Shares
   2003.............................................    95,304    11.84     1,128     1.45%        0.00%   18.41%

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
GE Life and Annuity Assurance Company:

   We have audited the accompanying consolidated balance sheets of GE Life and Annuity Assurance Company and subsidiary (the Company) as of December 31, 2003 and 2002, and the related consolidated statements of income, shareholders' interest and cash flows for each of the years in the three-year period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of GE Life and Annuity Assurance Company and subsidiary as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Notes 1 and 4 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002. As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities in 2001.

                                          /s/ KPMG LLP

Richmond, Virginia
February 6, 2004

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                          Consolidated Balance Sheets
            (Dollar amounts in millions, except per share amounts)


                                                    December 31,
                                                -------------------
                                                  2003       2002
                                                --------- ---------
Assets
   Investments:
       Fixed maturities
         available-for-sale, at fair
         value................................. $ 9,640.7 $10,049.0
       Equity securities
         available-for-sale, at fair
         value
          Common stock.........................      24.7      41.3
          Preferred stock,
            non-redeemable.....................       1.3       3.6
       Mortgage loans, net of valuation
         allowance of $10.4 and $8.9 at
         December 31, 2003 and December
         31, 2002, respectively................   1,262.3   1,034.7
       Policy loans............................     138.5     123.9
       Short-term investments..................      99.6     278.0
       Other invested assets...................     162.1      60.5
                                                --------- ---------
          Total investments....................  11,329.2  11,591.0
   Cash and cash equivalents...................      12.4        --
   Accrued investment income...................     127.8     160.4
   Deferred acquisition costs..................     897.0     827.2
   Goodwill....................................     117.3     107.4
   Intangible assets...........................     144.6     207.7
   Reinsurance recoverable.....................     160.7     174.4
   Other assets................................      38.7      30.1
   Separate account assets.....................   8,034.9   7,182.8
                                                --------- ---------
          Total assets......................... $20,862.6 $20,281.0
                                                ========= =========
Liabilities and Shareholders' Interest
   Liabilities:
       Future annuity and contract
         benefits.............................. $10,241.2 $10,771.5
       Liability for policy and
         contract claims.......................      42.6     240.4
       Other policyholder liabilities..........     147.8     208.1
       Other liabilities.......................     399.4      69.1
       Deferred income tax liability...........     174.7     104.9
       Separate account liabilities............   8,034.9   7,182.8
                                                --------- ---------
          Total liabilities....................  19,040.6  18,576.8
                                                --------- ---------
   Shareholders' interest:
       Net unrealized investment gains
         (losses)..............................      87.7     (12.0)
       Derivatives qualifying as hedges........       0.4       2.3
                                                --------- ---------
       Accumulated non-owner changes in
         shareholders' interest................      88.1      (9.7)
       Preferred stock, Series A
         ($1,000 par value, $1,000
         redemption and liquidation
         value, 200,000 shares
         authorized, 120,000 shares
         issued and outstanding)...............     120.0     120.0
       Common stock ($1,000 par value,
         50,000 shares authorized,
         25,651 shares issued and
         outstanding)..........................      25.6      25.6
       Additional paid-in capital..............   1,060.6   1,050.7
       Retained earnings.......................     527.7     517.6
                                                --------- ---------
          Total shareholders' interest.........   1,822.0   1,704.2
                                                --------- ---------
          Total liabilities and
            shareholders' interest............. $20,862.6 $20,281.0
                                                ========= =========

                See Notes to Consolidated Financial Statements.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                       Consolidated Statements of Income
                         (Dollar amounts in millions)


                                          Years Ended December 31,
                                         -------------------------
                                          2003     2002     2001
                                         ------  -------- --------
Revenues:
   Net investment income................ $538.0  $  600.2 $  698.9
   Net realized investment gains........    3.9      55.3     29.1
   Premiums.............................  104.0     105.3    108.4
   Cost of insurance....................  153.1     125.8    126.1
   Variable product fees................  106.3     113.9    131.1
   Other income.........................   35.5      44.9     40.8
                                         ------  -------- --------
       Total revenues...................  940.8   1,045.4  1,134.4
                                         ------  -------- --------
Benefits and expenses:
   Interest credited....................  410.6     462.1    533.8
   Benefits and other changes in policy
     reserves...........................  245.7     178.2    182.3
   Underwriting, acquisition, and
     insurance expenses, net of
     deferrals..........................  149.0      99.3     87.3
   Amortization of deferred acquisition
     costs and intangibles..............  118.9     147.1    131.3
                                         ------  -------- --------
       Total benefits and expenses......  924.2     886.7    934.7
                                         ------  -------- --------
Income before income taxes and
  cumulative effect of change in
  accounting principle..................   16.6     158.7    199.7
Provision for income taxes..............   (3.1)     42.9     70.1
                                         ------  -------- --------
Income before cumulative effect of
  change in accounting principle........   19.7     115.8    129.6
Cumulative effect of change in
  accounting principle, net of tax......     --        --     (5.7)
                                         ------  -------- --------
Net income.............................. $ 19.7  $  115.8 $  123.9
                                         ======  ======== ========

                See Notes to Consolidated Financial Statements.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

               Consolidated Statements of Shareholders' Interest
              (Dollar amounts in millions, except share amounts)

                                                                                      Accumulated
                                             Preferred Stock Common Stock  Additional  Non-owner               Total
                                             --------------  -------------  Paid-In   Changes In  Retained Shareholders'
                                              Share   Amount Share  Amount  Capital     Equity    Earnings   Interest
                                             -------  ------ ------ ------ ---------- ----------- -------- -------------
Balances at January 1, 2001................. 120,000  $120.0 25,651 $25.6   $1,050.7    $(18.7)    $297.1    $1,474.7
Changes other than transactions with
  shareholders:
   Net income...............................      --      --     --    --         --        --      123.9       123.9
   Net unrealized gains on investment
     securities (a).........................      --      --     --    --         --       1.3         --         1.3
   Cumulative effect on adoption of
     SFAS 133 (b)...........................      --      --     --    --         --      (7.8)        --        (7.8)
   Derivatives qualifying as hedges (c).....      --      --     --    --         --      (0.3)        --        (0.3)
                                                                                                             --------
       Total changes other than
         transactions with shareholders.....                                                                    117.1
                                                                                                             --------
Cash dividends declared and paid............      --      --     --    --         --        --       (9.6)       (9.6)
                                             -------  ------ ------ -----   --------    ------     ------    --------
Balances at December 31, 2001............... 120,000  $120.0 25,651 $25.6   $1,050.7    $(25.5)    $411.4    $1,582.2
Changes other than transactions with
  shareholders:
   Net income...............................      --      --     --    --         --        --      115.8       115.8
   Net unrealized gains on investment
     securities (a).........................      --      --     --    --         --       5.4         --         5.4
   Derivatives qualifying as hedges (c).....      --      --     --    --         --      10.4         --        10.4
                                                                                                             --------
       Total changes other than
         transactions with shareholders.....                                                                    131.6
                                                                                                             --------
Cash dividends declared and paid............      --      --     --    --         --        --       (9.6)       (9.6)
                                             -------  ------ ------ -----   --------    ------     ------    --------
Balances at December 31, 2002............... 120,000  $120.0 25,651 $25.6   $1,050.7    $ (9.7)    $517.6    $1,704.2
Changes other than transactions with
  shareholders:
   Net income...............................      --      --     --    --         --        --       19.7        19.7
   Net unrealized gains on investment
     securities (a).........................      --      --     --    --         --      99.7         --        99.7
   Derivatives qualifying as hedges (c).....      --      --     --    --         --      (1.9)        --        (1.9)
                                                                                                             --------
       Total changes other than
         transactions with shareholders.....                                                                    117.5
Contributed capital.........................      --      --     --    --        9.9        --         --         9.9
Cash dividends declared and paid............      --      --     --    --         --        --       (9.6)       (9.6)
                                             -------  ------ ------ -----   --------    ------     ------    --------
Balances at December 31, 2003............... 120,000  $120.0 25,651 $25.6   $1,060.6    $ 88.1     $527.7    $1,822.0
                                             =======  ====== ====== =====   ========    ======     ======    ========

--------
(a)Presented net of deferred taxes of $(55.9), (1.8), and $0 in 2003, 2002, and 2001, respectively.
(b)Presented net of deferred taxes of $4.4.
(c)Presented net of deferred taxes of $1.0, $(5.9), and $0.2 in 2003, 2002, and 2001, respectively.

                See Notes to Consolidated Financial Statements.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                     Consolidated Statements of Cash Flows
                         (Dollar amounts in millions)


                                                    Years Ended December 31,
                                                -------------------------------
                                                   2003       2002       2001
                                                ---------  ---------  ---------
Cash flows from operating activities:
  Net income................................... $    19.7  $   115.8  $   123.9
                                                ---------  ---------  ---------
  Adjustments to reconcile net income
   to net cash provided by operating
   activities:
   Cumulative effect of change in
     accounting principle, net of tax..........        --         --        5.7
   Change in future policy benefits............     407.5      413.2      435.5
   Net realized investments gains..............      (3.9)     (55.3)     (29.1)
   Amortization of investment premiums
     and discounts.............................      46.5       29.9        6.8
   Acquisition costs deferred..................    (167.7)    (116.3)    (204.1)
   Amortization of deferred acquisition
     costs and intangibles.....................     118.9      147.1      131.3
   Deferred income taxes.......................      18.3       21.8       51.1
   Change in certain assets:
       Decrease (increase) in:
       Accrued investment income...............      32.6       48.0        7.5
       Other, net..............................     (39.8)       6.6      (47.5)
   Change in certain liabilities:
       Increase (decrease) in:
       Policy and contract claims..............    (183.9)      27.9       39.7
       Other policyholder liabilities..........     (59.6)     117.0      (71.5)
       Other liabilities.......................     339.0     (380.4)     107.5
                                                ---------  ---------  ---------
          Total adjustments....................     507.9      259.5      432.9
                                                ---------  ---------  ---------
   Net cash provided by operating
     activities................................     527.6      375.3      556.8
                                                ---------  ---------  ---------
Cash flows from investing activities:
   Short term investment activity, net.........     178.4     (237.5)     (22.9)
   Proceeds from sales and maturities
     of investment securities and other
     invested assets...........................   4,328.8    6,087.4    3,904.1
   Principal collected on mortgage and
     policy loans..............................     268.6      151.2      332.6
   Purchases of investment securities
     and other invested assets.................  (3,819.5)  (5,464.1)  (5,182.8)
   Mortgage loan originations and
     increase in policy loans..................    (512.3)    (252.8)    (167.9)
                                                ---------  ---------  ---------
          Net cash provided by (used
            in) investing activities...........     444.0      284.2   (1,136.9)
                                                ---------  ---------  ---------
Cash flows from financing activities:
   Proceeds from issuance of investment
     contracts.................................   3,107.0    3,495.1    3,642.8
   Redemption and benefit payments on
     investment contracts......................  (4,044.8)  (4,112.6)  (3,089.4)
   Proceeds from short-term borrowings.........     346.5      388.4      301.1
   Payments on short-term borrowings...........    (358.3)    (420.8)    (336.2)
   Cash dividends to shareholders..............      (9.6)      (9.6)      (9.6)
                                                ---------  ---------  ---------
          Net cash provided by (used
            in) financing activities...........    (959.2)    (659.5)     508.7
                                                ---------  ---------  ---------
          Net decrease in cash and cash
            equivalents........................      12.4         --      (71.4)
Cash and cash equivalents at beginning
  of year......................................        --         --       71.4
                                                ---------  ---------  ---------
Cash and cash equivalents at end of year....... $    12.4  $      --  $      --
                                                =========  =========  =========

                See Notes to Consolidated Financial Statements.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                  Notes to Consolidated Financial Statements

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)

(1)Summary of Significant Accounting Policies

  (a) Principles of Consolidation

   The accompanying consolidated financial statements include the historical operations and accounts of GE Life and Annuity Assurance Company ("GELAAC") and its subsidiary, Assigned Settlement, Inc. All significant intercompany accounts and transactions have been eliminated in consolidation.

   All of GELAAC's outstanding common stock was owned directly and indirectly by GE Financial Assurance Holdings, Inc. ("GE Financial Assurance"). GE Financial Assurance acquired approximately three percent of our outstanding common stock, pursuant to a Stock Purchase Agreement, dated November 18, 2003 by and between Phoenix Life Insurance Company and GE Financial Assurance. General Electric Capital Assurance Company ("GE Capital Assurance") and Federal Home Life Insurance Company ("Federal"), both indirect subsidiaries of GE Financial Assurance, own approximately eighty-five percent and twelve percent of our outstanding common stock, respectively. GE Financial Assurance is a wholly owned, direct subsidiary of GEI, Inc., which in turn is a wholly owned direct subsidiary of General Electric Capital Corporation, which in turn is a wholly owned subsidiary of General Electric Capital Services, Inc., which in turn is a wholly owned direct subsidiary of General Electric Company ("GE"). At December 31, 2003, all of our outstanding non-voting preferred stock was owned by Brookfield Life Assurance Company Limited ("BLAC") as a result of a contribution on November 7, 2003 of our preferred shares by GE Financial Assurance. BLAC is a wholly owned direct subsidiary of GE Financial Assurance.

   On November 18, 2003, GE issued a press release announcing its intention to pursue an initial public offering ("IPO") of a new company named Genworth Financial, Inc. ("Genworth") that will comprise most of its life and mortgage insurance operations, including GELAAC. GE filed a registration statement with the U.S. Securities and Exchange Commission in January 2004 and expects to complete the IPO in the first half of 2004, subject to market conditions and receipt of various regulatory approvals.

  (b) Basis of Presentation

   These consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and related disclosures. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

  (c) Products

   Our product offerings are divided along two major segments of consumer needs: (i) Retirement Income and Investments and (ii) Protection.

   Retirement Income and Investment products are investment vehicles and insurance contracts intended for contractholders who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income during their retirement, and seek to protect against outliving their assets during retirement. Our principal product lines under the Retirement Income and Investments segment are deferred annuities (fixed or variable), variable life insurance, and GICs and funding agreement products.

   Protection products are intended to provide protection against financial hardship primarily after the death of an insured, and to protect income and assets from other adverse economic impacts of significant health care costs. Our principal product lines under the Protection segment are life insurance (universal and interest sensitive whole life) and accident and health insurance products.

   We distribute our products through three primary channels: financial intermediaries (banks, securities brokerage firms, and independent broker/dealers), independent producers (brokerage general agencies, affluent market producer groups and

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)

specialized brokers), and dedicated sales specialists (long term care sales agents and affiliated networks of both accountants and personal financial advisors). Approximately 21%, 26%, and 30% of our sales of life and annuity products in 2003, 2002, and 2001, respectively, have been through two national stock brokerage firms. Loss of all or a substantial portion of the business provided by these stock brokerage firms could have a material adverse effect on our business and operations. We do not believe, however, that the loss of such business would have a long-term adverse effect because of our competitive position in the marketplace, the availability of business from other distributors, and our mix of other products.

  (d) Revenues

   Investment income is recorded when earned. Realized investment gains and losses are calculated on the basis of specific identification. Premiums on long-duration insurance products are recognized as earned when due or, in the case of life contingent annuities, when the contracts are issued. Premiums received on institutional stable value products, annuity contracts without significant mortality risk, and universal life products are not reported as revenues but as deposits and included in liabilities for future annuity and contract benefits. Cost of insurance is charged to universal life policyholders based upon at risk amounts and is recognized as revenue when due. Variable product fees are charged to variable annuity and variable life policyholders based upon the daily net assets of the policyholders' account values, and are recognized as revenue when charged. Other income consists primarily of surrender charges on certain policies. Surrender charges are recognized as income when the policy is surrendered.

  (e) Cash and Cash Equivalents

   Certificates, money market funds, and other time deposits with original maturities of less than 90 days are considered cash equivalents in the Consolidated Balance Sheets and Consolidated Statements of Cash Flows. Items with maturities greater than 90 days but less than a year are included in short term investments.

  (f) Investment Securities

   We have designated all of our investment securities as available-for-sale and report them in our Consolidated Balance Sheets at fair value. We obtain values for actively traded securities from external pricing services. For infrequently traded securities, we obtain quotes from brokers, or we estimate values using internally developed pricing models. These models are based upon common valuation techniques and require us to make assumptions regarding credit quality, liquidity and other factors that affect estimated values. Changes in the fair value of available-for-sale investments, net of the effect on deferred acquisition costs ("DAC"), present value of future profits ("PVFP") and deferred income taxes, are reflected as unrealized investment gains or losses in a separate component of accumulated nonowner changes in shareholders' interest and, accordingly, have no effect on net income.

   Impairment of investment securities results in a charge to earnings when a market decline in the value of an investment to below cost is other than temporary. We regularly review each investment security for impairment based on criteria that include the extent to which the cost of the investment exceeds its market value, the length of the time that the market value of the investment has been reduced, our ability to hold until recovery and the financial health of and specific prospects for the issuer of the security. We actively perform comprehensive market research, monitor market conditions and segment our investments by credit risk in order to minimize impairment risks.

  (g) Securities Lending Activity

   We engage in certain securities lending transactions, which require the borrower to provide collateral, primarily consisting of cash and government securities, on a daily basis, in amounts equal to or exceeding 102% of the fair value of the applicable securities loaned. We maintain effective control over all loaned securities and, therefore, continue to report such securities as fixed maturities in the Consolidated Balance Sheets.

   Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. Non-cash collateral, such as a security received by us,

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)

is not reflected in our assets in the Consolidated Balance Sheets, as we have no right to sell or repledge the collateral. The fair value of collateral held and included in other invested assets was $102.7 million at December 31, 2003. We had no non-cash collateral at December 31, 2003.

  (h) Net Investment Income

   Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective method, whereby the amortized cost of the securities is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to investment income. Net interest income and/or expense from interest rate derivatives are included in investment income.

  (i) Mortgage and Policy Loans

   Mortgage and policy loans are stated at their unpaid principal balance. Mortgage loans are stated net of an allowance for estimated uncollectible amounts. The allowance for losses is determined primarily on the basis of management's best estimate of probable losses, including specific allowances for known troubled loans, if any. Write-downs and the change in reserves are included in net realized investment gains and losses in the Consolidated Statements of Income.

  (j) Short-term Investments

   Short-term investments are stated at amortized cost which approximates fair value. Equity securities (including seed money for new mutual fund portfolios) are stated at fair value. Investments in limited partnerships are generally accounted for under the equity method of accounting. Real estate is included in other invested assets and is stated, generally, at cost less accumulated depreciation. Other long-term investments are stated generally at amortized cost.

  (k) Deferred Acquisition Costs

   Acquisition costs include costs and expenses, which vary with and are primarily related to the acquisition of insurance and investment contracts.

   Acquisition costs include commissions in excess of ultimate renewal commissions, certain support costs such as underwriting and contract and policy issue costs, and the bonus feature of certain variable annuity products. For investment and universal life type contracts, amortization is based on the present value of anticipated gross profits from investments, interest credited, surrender and other policy charges, and mortality and maintenance expenses. Amortization is adjusted retroactively when current estimates of future gross profits to be realized are revised. For other long-duration insurance contracts, the acquisition costs are amortized in relation to the estimated benefit payments or the present value of expected future premiums.

   Deferred acquisition costs are reviewed quarterly to determine if they are recoverable from future income, including investment income and, if not considered recoverable, are charged to expense.

  (l) Intangible Assets

   Present Value of Future Profits -- In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called Present Value of Future Profits ("PVFP"), represents the actuarially estimated present value of projected future cash flows from the acquired policies.

   PVFP is amortized, net of accreted interest, in a manner similar to the amortization of deferred acquisition costs. Interest accretes at rates credited to policyholders on underlying contracts. Recoverability of PVFP is evaluated periodically by

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)

comparing the current estimate of expected future gross profits to the unamortized asset balance. If such a comparison indicates that the expected gross profits will not be sufficient to recover PVFP, the difference is charged to expense.

   PVFP is further adjusted to reflect the impact of unrealized gains or losses on fixed maturities classified as available for sale in the investment portfolios. Such adjustments are not recorded in our net income but rather as a credit or charge to shareholders' interest, net of applicable income tax.

   Goodwill -- As of January 1, 2002, we adopted Statement of Financial Accounting Standard No. 142, Goodwill and Other Intangible Assets (SFAS 142). Under SFAS 142, goodwill is no longer amortized but is tested for impairment using a fair value approach, at the "reporting unit" level. A reporting unit is the operating segment, or business one level below that operating segment (the "component" level) if discrete financial information is prepared and regularly reviewed by management at the component level. We recognize an impairment charge for any amount by which the carrying amount of a report unit's goodwill exceeds its fair value. We used discounted cash flows to establish fair values. When available and as appropriate, we used comparative market multiples to corroborate discounted cash flow results. When a business within a reporting unit is disposed of, goodwill is allocated to the gain or loss on disposal using the relative fair value methodology.

   Before January 1, 2002, we amortized goodwill over our estimated period of benefit on a straight-line basis; we amortized other intangible assets on appropriate bases over their estimated lives. No amortization period exceeded 40 years. When an intangible asset's carrying value exceeded associated expected operating cash flows, we considered it to be impaired and wrote it down to fair value, which we determined based on either discounted future cash flows or appraised values.

   Software -- Purchased software and certain application development costs related to internally developed software are capitalized, above de minimus thresholds. When the software is ready for its intended use, the amounts capitalized are amortized over the expected useful life, not to exceed 5 years.

   We amortize the costs of other intangibles over their estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment based on undiscounted cash flows and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested for impairment, at least annually, and written down to fair value as required.

  (m) Income Taxes

   We file a consolidated life insurance federal income tax return with our parent, GECA and its life insurance affiliates. The method of income tax allocation is subject to written agreement authorized by the Board of Directors. Allocation is based on the separate return liabilities with offsets for losses and credits utilized to reduce current consolidated tax liability. Intercompany tax balances are settled quarterly, with a final settlement after filing of the federal income tax return.

   Deferred income taxes have been provided for the effects of temporary differences between financial reporting and tax bases of assets and liabilities and have been measured using the enacted marginal tax rates and laws that are currently in effect.

  (n) Reinsurance

   Premium revenue, benefits, underwriting, acquisition, and insurance expenses are reported net of the amounts relating to reinsurance ceded to other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)

  (o) Future Annuity and Contract Benefits

   Future annuity and contract benefits consist of the liability for investment contracts, insurance contracts and accident and health contracts. Investment contract liabilities are generally equal to the policyholder's current account value. The liability for insurance and accident and health contracts is calculated based upon actuarial assumptions as to mortality, morbidity, interest, expense, and withdrawals, with experience adjustments for adverse deviation where appropriate.

  (p) Liability for Policy and Contract Claims

   The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of
(a) claims that have been reported to the insurer, and (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated, and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process, and adjust claims.

  (q) Separate Accounts

   The separate account assets and liabilities represent funds held, and the related liabilities for, the exclusive benefit of the variable annuity contractholders and variable life policyholders. We receive mortality risk and expense fees and administration charges from the underlying mutual fund portfolios available in the separate accounts. The separate account assets are carried at fair value and are equal to the liabilities that represent the policyholders' equity in those assets.

  (r) Accounting Changes

   Under SFAS 142, goodwill is no longer amortized but is tested for impairment using a fair value methodology. We stopped amortizing goodwill effective January 1, 2002. Under SFAS 142, we were required to test all existing goodwill for impairment as of January 1, 2002, on a "reporting unit" basis. No goodwill impairment charge was taken as a result of our goodwill testing for impairment in accordance with SFAS 142.

   At January 1, 2001, we adopted SFAS 133, Accounting for Derivative Instruments and Hedging Activities, as amended. Under SFAS 133 all derivative instruments (including certain derivative instruments embedded in other contracts) are recognized in the balance sheet at their fair values and changes in fair value are recognized immediately in earnings, unless the derivatives qualify as hedges of future cash flows the effective portion of changes in fair value is recorded temporarily in equity, then recognized in earnings along with the related effects of the hedged items. Any ineffective portion of hedges is reported in earnings as it occurs. Further information about derivative instruments is provided in Note 10.

   At January 1, 2001, the cumulative effect of adopting this accounting change, was as follows:

                                                            Shareholders'
                                                   Earnings   Interest
                                                   -------- -------------
       Adjustment to fair value of derivatives (a)  $(8.7)     $(12.2)
       Income tax effects.........................    3.0         4.4
                                                    -----      ------
       Totals.....................................  $(5.7)     $ (7.8)
                                                    =====      ======

--------
(a)For earnings effect, amount shown is net of hedged items.

   The cumulative effect on shareholders' interest was primarily attributable to marking to market swap contracts used to hedge variable-rate borrowings. Decreases in the fair values of these instruments were attributable to declines in interest rates since inception of the hedging arrangement. As a matter of policy, we ensure that funding, including the effect of derivatives, of our investment and other financial asset positions are substantially matched in character (e.g., fixed vs. floating) and

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)

duration. As a result, declines in the fair values of these effective derivatives are offset by unrecognized gains on the related financing assets and hedged items, and future net earnings will not be subject to volatility arising from interest rate changes.

   In January 2003, the FASB issued FIN 46, Consolidation of Variable Interest Entities, which we adopted on July 1, 2003. No special purpose entities ("SPEs"), or assets previously sold to qualifying SPEs ("QSPEs"), were required to be consolidated on our books.

  (s) Accounting Pronouncements Not Yet Adopted

   In July 2003, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, which we will adopt on January 1, 2004. This statement provides guidance on separate account presentation and valuation, the accounting for sales inducements and the classification and valuation of long-duration contract liabilities. We do not expect the adoption of SOP 03-1 to have a material impact on our results of operation or financial condition.

(2)Investment Securities

  (a) General

   For the years ended December 31, 2003, 2002, and 2001 the sources of our investment income were as follows:

                                         2003    2002    2001
                                        ------  ------  ------
                Fixed maturities....... $467.2  $528.8  $615.2
                Equity securities......    (.1)     .8     2.9
                Mortgage loans.........   81.8    73.2    80.9
                Policy loans...........   10.8     6.3     7.1
                Other investments......  (10.4)     .6      .6
                                        ------  ------  ------
                Gross investment income  549.3   609.7   706.7
                Investment expenses....  (11.3)   (9.5)   (7.8)
                                        ------  ------  ------
                Net investment income.. $538.0  $600.2  $698.9
                                        ======  ======  ======

   For the years ended December 31, 2003, 2002, and 2001, gross realized investment gains and losses from the sales of investment securities available-for-sale were as follows:

                                                2003     2002    2001
                                               ------  -------  ------
         Gross realized investments:
            Gains.............................   80.2    181.1   100.5
            Losses, including impairments (a).  (76.3)  (125.8)  (71.4)
                                               ------  -------  ------
         Net realized investments gains....... $  3.9  $  55.3  $ 29.1
                                               ======  =======  ======

--------
(a)Impairments were $(26.2), $(77.4), and $(24.1) in 2003, 2002, and 2001 respectively.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


   Net unrealized gains and losses on investment securities and other invested assets classified as available-for-sale are reduced by deferred income taxes and adjustments to PVFP and deferred acquisition costs that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities and other invested assets reflected as a separate component of shareholders' interest as of December 31, 2003, 2002, and 2001 are summarized as follows:

                                                                                     2003    2002    2001
                                                                                    ------  ------  ------
Net unrealized gains (losses) on available-for-sale investment securities and other invested assets before adjustments:
   Fixed maturities................................................................ $204.6  $ 18.6  $(41.2)
   Equity securities...............................................................    3.0    (9.7)  (11.8)
                                                                                    ------  ------  ------
       Subtotal....................................................................  207.6     8.9   (53.0)
                                                                                    ------  ------  ------
Adjustments to the present value of future profits and deferred acquisitions costs.  (72.6)  (29.5)   25.2
Deferred income taxes..............................................................  (47.3)    8.6    10.4
                                                                                    ------  ------  ------
       Net unrealized gains (losses) on available-for-sale investment securities................................................................ $ 87.7  $(12.0) $(17.4)
                                                                                    ======  ======  ======

   The change in the net unrealized gains (losses) on investment securities reported in accumulated non-owner changes in equity is as follows:

                                                                                 2003    2002    2001
                                                                                ------  ------  ------
Net unrealized losses on investment securities -- beginning of year............ $(12.0) $(17.4) $(18.7)
Unrealized gains on investment securities, net --..............................  102.2    41.3    20.2
Reclassification adjustments -- net of deferred taxes of $1.4, $19.4, and $10.2   (2.5)  (35.9)  (18.9)
                                                                                ------  ------  ------
Net unrealized gains (losses) on investment securities -- end of year.......... $ 87.7  $(12.0) $(17.4)
                                                                                ======  ======  ======

   At December 31, 2003, and 2002, the amortized cost, gross unrealized gains and losses, and fair values of our fixed maturities and equity securities available-for-sale were as follows:

                                                     Gross      Gross
                                         Amortized Unrealized Unrealized
                                           Cost      Gains      Losses   Fair Value
                                         --------- ---------- ---------- ----------
2003
----
Fixed maturities:
   U.S. government and agency........... $   17.5    $  0.6     $ (0.1)   $   18.0
   State and municipal..................      0.9        --         --         0.9
   Non-U.S. government..................     67.8       4.9       (0.1)       72.6
   U.S. corporate.......................  5,437.3     194.9      (48.9)    5,583.3
   Non-U.S. corporate...................    874.5      27.2       (8.2)      893.5
   Mortgage-backed......................  1,819.1      33.6       (9.5)    1,843.2
   Asset-backed.........................  1,219.0      14.5       (4.3)    1,229.2
                                         --------    ------     ------    --------
       Total fixed maturities...........  9,436.1     275.7      (71.1)    9,640.7
Common stocks and non-redeemable
  preferred stocks......................     23.0       3.0         --        26.0
                                         --------    ------     ------    --------
Total available-for-sale securities..... $9,459.1    $278.7     $(71.1)   $9,666.7
                                         ========    ======     ======    ========

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)



                                                     Gross      Gross
                                         Amortized Unrealized Unrealized
2002                                       Cost      Gains      Losses   Fair Value
----                                     --------- ---------- ---------- ----------
Fixed maturities:
   U.S. government and agency........... $    29.4   $  0.6    $  (0.2)  $    29.8
   State and municipal..................       1.0       --         --         1.0
   Non-U.S. government..................      45.9      1.8       (0.1)       47.6
   U.S. corporate.......................   6,063.8    161.5     (207.3)    6,018.0
   Non-U.S. corporate...................     668.7     14.4      (15.9)      667.2
   Mortgage-backed......................   1,973.5     58.1       (3.9)    2,027.7
   Asset-backed.........................   1,248.1     18.0       (8.4)    1,257.7
                                         ---------   ------    -------   ---------
       Total fixed maturities...........  10,030.4    254.4     (235.8)   10,049.0
Common stocks and non-redeemable
  preferred stocks......................      54.6      5.2      (14.9)       44.9
                                         ---------   ------    -------   ---------
Total available-for-sale securities..... $10,085.0   $259.6    $(250.7)  $10,093.9
                                         =========   ======    =======   =========

   We regularly review each investment security for impairment in accordance with our impairment policy, which includes both quantitative and qualitative criteria. Quantitative measures include length of time and amount that each security position is in an unrealized loss position, and for fixed maturity securities, whether the issuer is in compliance with terms and covenants of the security. Our qualitative criteria include the financial strength and specific prospects for the issuer as well as our intent to hold the security until recovery. Our impairment reviews involve our finance and risk teams as well as the portfolio management and research capabilities of GEAM. Our qualitative review attempts to identify those issuers with a greater than 50% chance of default in the coming twelve months. These securities are characterized as "at-risk" of impairment. As of December 31, 2003, securities "at risk" of impairment had aggregate unrealized losses of $10 million.

   For fixed maturity securities, we recognize an impairment charge to earnings in the period in which we determine that we do not expect to either collect principal and interest in accordance with the contractual terms of the instruments or to recover based on underlying collateral values and considering events such as payment default, bankruptcy or disclosure of fraud. For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book within a reasonable period. We measure impairment charges based on the difference between the book value of the security and its fair value. Fair value is based on quoted market price, except for certain infrequently traded securities where we estimate values using internally developed pricing models. These models are based upon common valuation techniques and require us to make assumptions regarding credit quality, liquidity and other factors that affect estimated values.

   During 2003, 2002 and 2001, we recognized impairment losses of $26.2 million, $77.4 million and $24.1 million, respectively. We generally intend to hold securities in unrealized loss positions until they recover. However, from time to time, we sell securities in the normal course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


   The following table presents the gross unrealized losses and estimated fair values of our investment securities, on a historical basis, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, at December 31, 2003

                                               Less than 12 Months            12 Months of More
                                          ------------------------------ ----------------------------
                                           Fair    Unrealized    # of    Fair   Unrealized    # of
Description of Securities                  Value     Losses   Securities Value    Losses   Securities
-------------------------                 -------- ---------- ---------- ------ ---------- ----------
Fixed maturities:
   U.S. government and agencies.......... $    7.1   $  (.1)       2     $   --   $   --       --
   State and municipal...................       .9       --        2         --       --       --
   Government - non U.S..................     14.1      (.1)       4         --       --       --
   U.S. corporate........................  1,009.2    (30.2)     129      249.5    (18.7)      37
   Corporate - non U.S...................    172.4     (4.9)      41       42.8     (3.3)       4
   Asset Backed..........................    220.2     (3.9)      22       75.0      (.4)       6
   Mortgage Backed.......................    550.9     (9.4)      79        3.8      (.1)       6
                                          --------   ------      ---     ------   ------       --
Subtotal, fixed maturities...............  1,974.8    (48.6)     279      371.1    (22.5)      53
Equity securities........................       --       --       --         --       --       --
                                          --------   ------      ---     ------   ------       --
   Total temporarily impaired securities. $1,974.8   $(48.6)     279     $371.1   $(22.5)      53
                                          ========   ======      ===     ======   ======       ==
Investment Grade.........................  1,862.7    (42.4)     257      273.0     (9.9)      29
Below Investment Grade...................    112.1     (6.2)      22       98.1    (12.6)      24
                                          --------   ------      ---     ------   ------       --
   Total................................. $1,974.8   $(48.6)     279     $371.1   $(22.5)      53
                                          ========   ======      ===     ======   ======       ==

   The investment securities at December 31, 2003 in an unrealized loss position for less than twelve months, account for $48.6 million or 68% of the total unrealized losses. Of the securities in this category, there was one security with an unrealized loss in excess of $5 million. This security had aggregate unrealized losses totaling $6.8 million. The amount of the unrealized loss on this security is driven largely by the relative size of the holding, the par value of which is $40 million. This security matures in 2029 and is rated investment grade.

   The investment securities in an unrealized loss position for twelve months or more account for $22.5 million or 32% of the total unrealized losses. There is one issuer that accounts for $3.3 million or 15% of the unrealized losses in this category. This issuer, a national retail chain, is current on all terms, shows improving trends with regard to liquidity and security price, and is not considered at risk of impairment.

   Aside from this issuer, no other single issuer has an aggregate unrealized loss greater than $3 million.

   The scheduled maturity distribution of the fixed maturity portfolio at December 31, 2003 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized  Fair
                                                 Cost     Value
                                               --------- --------
              Due in one year less............ $  385.2  $  388.2
              Due one year through five years.  2,483.9   2,547.2
              Due five years through ten years  2,247.0   2,326.0
              Due after ten years.............  1,281.9   1,306.9
                                               --------  --------
                 Subtotals....................  6,398.0   6,568.3
              Mortgage-backed securities......  1,819.1   1,843.2
              Asset-backed securities.........  1,219.0   1,229.2
                                               --------  --------
                 Totals....................... $9,436.1  $9,640.7
                                               ========  ========

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


   As of December 31, 2003, $1,078.2 million of our investments (excluding mortgage and asset-backed securities) were subject to certain call provisions.

   As required by law, we have amounts invested, with governmental authorities and banks for the protection of policyholders, of $5.7 million as of December 31, 2003 and 2002.

   As of December 31, 2003, approximately 24.9%, 11.7%, and 8.4% of our fixed maturity portfolio was comprised of securities issued by the financial and insurance, utility and energy, and consumer non-cyclicals industries, respectively, the vast majority of which are rated investment grade, and which are senior secured bonds. No other industry group comprises more than 10% of our fixed maturity portfolio. This portfolio is widely diversified among various geographic regions in the United States and is not dependent on the economic stability of one particular region.

   As of December 31, 2003, we did not hold any fixed maturity securities which individually exceeded 10% of shareholders' interest.

   The credit quality of the fixed maturity portfolio at December 31, 2003 and 2002 follows. The categories are based on the higher of the ratings published by Standard & Poors or Moody's.

                                        2003               2002
                                 -----------------  -----------------
                                 Fair value Percent Fair value Percent
                                 ---------- ------- ---------- -------
         Agencies and treasuries  $  379.2     3.9% $   199.6     2.0%
         AAA/Aaa................   2,491.6    25.8    2,801.1    27.9
         AA/Aa..................     357.7     3.7      843.6     8.4
         A/A....................   2,335.6    24.2    2,842.6    28.3
         BBB/Baa................   2,521.8    26.2    2,170.9    21.6
         BB/Ba..................     245.4     2.6      370.7     3.7
         B/B....................     106.0     1.1       99.3     1.0
         CC and below...........      55.3     0.6       19.6     0.2
         Not rated..............   1,148.1    11.9      701.6     6.9
                                  --------   -----  ---------   -----
            Totals..............  $9,640.7   100.0% $10,049.0   100.0%
                                  ========   =====  =========   =====

   Bonds with ratings ranging from AAA/Aaa to BBB-/Baa3 are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but all are considered to be investment grade securities. Finally, some securities, such as private placements, have not been assigned a rating by any rating service and are therefore categorized as "not rated". This has neither positive nor negative implications regarding the value of the security.

   At December 31, 2003 and 2002, there were fixed maturities in default (issuer has missed a coupon payment or entered bankruptcy) with a fair value of $58.9 and $19.1, respectively.

   We have limited partnership commitments outstanding of $7.4 and $11.6 at December 31, 2003 and December 31, 2002, respectively.

  (b) Mortgage and Real Estate Portfolio

   For the years ended December 31, 2003 and 2002, respectively, we originated $44.6 and $102.1 of mortgages secured by real estate in California, which represents 9% and 43% of our total originations for those years.

   We have certain investment commitments to provide fixed-rate loans. The investment commitments, which would be collateralized by related properties of the underlying investments, involve varying elements of credit and market risk. Investment commitments outstanding at December 31, 2003 and 2002 were $0 and $15.3, respectively.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


   "Impaired" loans are defined under U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan agreement. That definition excludes, among other things, leases or large groups of smaller-balance homogenous loans, and therefore applies principally to our commercial loans.

   Under these principles, we have two types of "impaired" loans: loans requiring allowances for losses (none as of December 31, 2003 and 2002) and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral of income recognition ($1.2 and $3.7 as of December 31, 2003 and 2002, respectively). Average investment in impaired loans during December 31, 2003, 2002, and 2001 was $2.8, $5.1, and $6.8 and interest income earned on these loans while they were considered impaired was $0.1, $0.5, and $0.9 for the years ended December 31, 2003, 2002, and 2001, respectively.

   The following table presents the activity in the allowance for losses during the years ended December 31, 2003, 2002, and 2001:

                                                         2003   2002  2001
                                                         ----- -----  -----
    Balance at January 1................................ $ 8.9 $18.2  $14.3
    (Benefit) provision (credited) charged to operations   1.5  (9.3)   2.3
    Amounts written off, net of recoveries..............    --    --    1.6
                                                         ----- -----  -----
    Balance at December 31.............................. $10.4 $ 8.9  $18.2
                                                         ===== =====  =====

   During 2002, as part of its on-going analysis of exposure to losses arising from mortgage loans, we recognized $11.6 reduction in its allowance for losses.

   The allowance for losses on mortgage loans at December 31, 2003, 2002, and 2001 represented 0.8%, 0.8%, and 1.9% of gross mortgage loans, respectively. There were no non-income producing mortgage loans as of December 31, 2003 and 2002.

(3)Deferred Acquisition Costs

   Activity impacting deferred acquisition costs for the years ended December 31, 2003, 2002, and 2001 was as follows:

                                                               2003     2002    2001
                                                              ------  -------  ------
Unamortized balance at January 1............................. $843.3  $ 838.2  $712.9
Cost deferred................................................  167.7    116.3   204.1
Amortization, net............................................  (87.2)  (111.2)  (78.8)
                                                              ------  -------  ------
Unamortized balance at December 31...........................  923.8    843.3   838.2
Cumulative effect of net unrealized investment gains (losses)  (26.8)   (16.1)   15.6
                                                              ------  -------  ------
Balance at December 31....................................... $897.0  $ 827.2  $853.8
                                                              ======  =======  ======

(4)Intangible Assets and Goodwill

   At December 31, 2003 and 2002 the gross carrying amount and accumulated amortization of intangibles subject to amortization were as follows:

                                                    2003                        2002
                                         --------------------------  --------------------------
                                         Gross Carrying Accumulated  Gross Carrying Accumulated
                                             Amount     Amortization     Amount     Amortization
                                         -------------- ------------ -------------- ------------
Present Value of Future Profits ("PVFP")     $508.8       $(380.7)       $541.0       $(352.2)
Capitalized Software....................       26.2         (10.1)         26.8          (8.7)
All Other...............................        1.0          (0.6)          1.3          (0.5)
                                             ------       -------        ------       -------
   Total................................     $536.0       $(391.4)       $569.1       $(361.4)
                                             ======       =======        ======       =======

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


  (a) Present Value of Future Profits

   The method used by us to value PVFP in connection with acquisitions of life insurance entities is summarized as follows: (1) identify the future gross profits attributable to certain lines of business, (2) identify the risks inherent in realizing those gross profits, and (3) discount those gross profits at the rate of return that we must earn in order to accept the inherent risks.

   The following table presents the activity in PVFP for the years ended December 31, 2003, 2002, and 2001:

                                                                                 2003    2002    2001
                                                                                ------  ------  ------
Unamortized balance at January 1............................................... $202.2  $235.1  $278.1
Interest accreted as 5.4%, 6.0% and 6.4% for December 31, 2003, 2002, and 2001,
  respectively.................................................................   10.2    13.2    16.3
Amortization...................................................................  (38.5)  (46.1)  (59.3)
                                                                                ------  ------  ------
Unamortized balance December 31................................................  173.9   202.2   235.1
Cumulative effect of net unrealized investment losses..........................  (45.8)  (13.4)    9.6
                                                                                ------  ------  ------
Balance at December 31......................................................... $128.1  $188.8  $244.7
                                                                                ======  ======  ======

   The estimated percentage of the December 31, 2003 balance, before the effect of unrealized investment gains or losses, to be amortized over each of the next five years is as follows:

                                   2004 12.3%
                                   2005 12.0%
                                   2006 11.6%
                                   2007 11.2%
                                   2008 10.6%

  (b) Goodwill

   Goodwill amortization was $7.0 for the year ended December 31, 2001. The accumulated amortization at December 31, 2003, 2002 and 2001 was $43.3, $43.3, and $36.3, respectively. Under SFAS 142 (effective January 1, 2002), goodwill is no longer amortized but is tested for impairment using a fair value methodology.

   As of December 31, 2003 goodwill was comprised of the following:

                                            Retirement
                                             Income &
                                            Investments Protection Total
                                            ----------- ---------- ------
      Balance at January 1, 2001...........    $58.6      $55.8    $114.4
      Amortization.........................      3.8        3.2       7.0
                                               -----      -----    ------
      Balance at December 31, 2001 and 2002    $54.8      $52.6    $107.4
                                               =====      =====    ======
      Additions............................      5.0        4.9       9.9
                                               -----      -----    ------
      Balance at December 31, 2003.........    $59.8      $57.5    $117.3
                                               =====      =====    ======

   The effects on earnings excluding such goodwill amortization from 2001 was as follows:

                                                           2001
                                                          ------
               Net income as reported.................... $123.9
                                                          ======
               Net income excluding goodwill amortization $130.9
                                                          ======

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


(5)Reinsurance

   We are involved in both the cession and assumption of reinsurance with other companies. Our reinsurance consists primarily of long-duration contracts that are entered into with financial institutions and related party reinsurance. Although these reinsurance agreements contractually obligate the reinsurers to reimburse us, they do not discharge us from our primary liabilities and we remain liable to the extent that the reinsuring companies are unable to meet their obligations.

   In order to limit the amount of loss retention, certain policy risks are reinsured with other insurance companies. The maximum of individual ordinary life insurance normally retained by any one insured with an issue age up to and including 75 is $1 and for issue ages over 75 is $0.1. Certain accident and health insurance policies are reinsured on either a quota share or excess of loss basis. We also use reinsurance for guaranteed minimum death benefit ("GMDB") options on most of our variable annuity products. At December 31,2003, we had approximately 41% and 31%, respectively, of our variable annuity and life insurance net at risk exposures reinsured with one company.

   Net life insurance in force as of December 31 is summarized as follows:

                                             2003       2002       2001
                                          ---------  ---------  ---------
     Direct life insurance in force...... $26,889.2  $28,964.5  $31,199.2
     Amounts ceded to other companies....  (4,129.4)  (4,575.9)  (5,272.9)
     Amounts assumed from other companies   1,970.2    2,092.9    2,247.7
                                          ---------  ---------  ---------
     Net in force........................ $24,730.0  $26,481.5  $28,174.0
                                          =========  =========  =========
     Percentage of amount assumed to net.       8.0%       7.9%       8.0%
                                          =========  =========  =========

   The effects of reinsurance on premiums earned for the years ended December 31, 2003, 2002, and 2001 were as follows:

                                               2003    2002    2001
                                              ------  ------  ------
          Direct............................. $122.9  $117.9  $128.8
          Assumed............................    2.5     4.8     3.3
          Ceded..............................  (21.4)  (17.4)  (23.7)
                                              ------  ------  ------
          Net premiums earned................ $104.0  $105.3  $108.4
                                              ------  ------  ------
          Percentage of amount assumed to net    2.4%    4.6%    3.1%
                                              ======  ======  ======

   Due to the nature of our insurance contracts, premiums earned approximate premiums written.

   Reinsurance recoveries recognized as a reduction of benefits amounted to $77.7, $87.6, and $58.0 for the years ended December 31, 2003, 2002, and 2001, respectively.

(6)Future Annuity and Contract Benefits

  (a) Investment Contracts

   Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholder's contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

  (b) Insurance Contracts

   Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits less the present value of future net

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001)
                         (Dollar amounts in millions)

premiums, based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired. These assumptions are periodically evaluated for potential reserve deficiencies. Reserves for cancelable accident and health insurance are based upon unearned premiums, claims incurred but not reported, and claims in the process of settlement. This estimate is based on our experience and the experience of the insurance industry, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised.

   The following chart summarizes the major assumptions underlying our recorded liabilities for future annuity and contract benefits:

                                                           Mortality/                  December 31,
                                                 Withdraw  Morbidity  Interest Rate -------------------
                                                Assumption Assumption  Assumption     2003      2002
                                                ---------- ---------- ------------- --------- ---------
Investment contracts...........................    N/A         N/A        N/A       $ 8,069.0 $ 8,592.0
Limited payment contracts......................    None        (a)       6.76%            6.3      30.3
Traditional life insurance contracts...........  Company              6.7% grading
                                                Experience     (b)      to 6.5%         319.6     316.6
Universal life type contracts..................    N/A         N/A        N/A         1,792.5   1,780.8
Accident and health............................  Company              7.5% grading
                                                Experience     (c)      to 4.5%          53.8      51.8
                                                                                    --------- ---------
   Total future annuity and contracts benefits.                                     $10,241.2 $10,771.5
                                                                                    ========= =========

--------
(a)Either the United States Population Table, 1983 Group Annuitant Mortality Table or 1983 Individual Annuity Mortality Table and Company experience.
(b)Principally modifications of the 1965-70 or 1975-80 Select and Ultimate Tables and Company experience.
(c)The 1958 Commissioner's Standard Ordinary Table, 1964 modified and 1987 Commissioner's Disability Tables, and Company experience.

(7)Income Taxes

   The total provision (benefit) for income taxes for the years ended December 31, 2003, 2002, and 2001 consisted of the following components:

                                               2003   2002  2001
                                              ------  ----- -----
              Current federal income tax..... $(21.4) $19.8 $18.2
              Deferred federal income tax....   18.3   20.8  49.1
                                              ------  ----- -----
                 Subtotal-federal income tax.   (3.1)  40.6  67.3
                                              ------  ----- -----
              Current state income tax.......     --    1.3   0.8
              Deferred state income tax......     --    1.0   2.0
                                              ------  ----- -----
                 Subtotal-state income tax...     --    2.3   2.8
                                              ------  ----- -----
                     Total income tax........ $ (3.1) $42.9 $70.1
                                              ======  ===== =====

   The reconciliation of the federal statutory rate to the effective income tax rate for the years ended December 31, 2003, 2002, and 2001 is as follows:

                                                         2003   2002  2001
                                                        -----   ----  ----
    Statutory U.S. federal income tax rate.............  35.0%  35.0% 35.0%
    State income tax, net of federal income tax benefit  (0.1)   0.5   0.5
    Non-deductible goodwill amortization...............    --     --   1.2
    Dividends-received deduction....................... (53.1)  (9.1) (2.9)
    Other, net.........................................  (0.8)   0.6   1.3
                                                        -----   ----  ----
       Effective rate.................................. (19.0)% 27.0% 35.1%
                                                        =====   ====  ====

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


   The components of the net deferred income tax liability at December 31, 2003 and 2002 are as follows:

                                                            2003   2002
                                                           ------ ------
       Assets:
          Insurance reserves amounts...................... $118.9 $146.8
          Investments.....................................    9.8     --
          Net unrealized losses on investment securities..     --    8.6
          Net unrealized losses on derivatives............    1.0     --
          Accruals........................................   21.9    3.5
          Other...........................................    0.6     --
                                                           ------ ------
              Total deferred income tax asset.............  152.2  158.9
                                                           ====== ======
       Liabilities:
          Net unrealized gains on investment securities...   47.3     --
          Investments.....................................     --    8.1
          Present value of future profits.................   39.7   43.7
          Deferred acquisition costs......................  234.6  203.6
          Other...........................................    5.3    8.4
                                                           ------ ------
              Total deferred income tax liability.........  326.9  263.8
                                                           ------ ------
                 Net deferred income tax liability........ $174.7 $104.9
                                                           ====== ======

   Based on an analysis of our tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income enabling us to realize remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

   We paid federal and state taxes of $7.3 for the year ended December 31, 2003. For the years ended December 31, 2002 and 2001, we received refunds of $16.4 and $23.9, respectively.

   At December 31, 2003 and 2002, the deferred income tax liability was $174.7 and $104.9, respectively. At December 31, 2003 and 2002, the current income tax liability was $4.8 and $30.3, respectively.

(8)Related Party Transactions

   We pay investment advisory fees and other fees to affiliates. Amounts incurred for these items aggregated $60.7, $36.8, and $18.3 for the years ended December 31, 2003, 2002, and 2001, respectively. We charge affiliates for certain services and for the use of facilities and equipment which aggregated $55.6, $58.4, and $68.1, for the years ended December 31, 2003, 2002, and 2001, respectively.

   In May 2002, we entered into an investment management agreement with GE Asset Management Incorporated ("GEAM") under which we paid $10.5 in 2003 and $8.9 in 2002 to GEAM as compensation for the investment services.

   During 2002, we sold certain assets to an affiliate at a fair value established as if it were an arms-length, third party transaction, which resulted in a gain of $17.6.

   We pay interest on outstanding amounts under a credit funding agreement with GNA Corporation, the parent company of GECA. We have a credit line of $500 with GNA. Interest expense under this agreement was $0.1, $0.1, and $0.6 for the years ended December 31, 2003, 2002, and 2001 respectively. We pay interest at the cost of funds of GNA Corporation, which were 1.3% and 1.95%, as of December 31, 2003 and 2002, respectively. The amounts outstanding as of December 31, 2003 and 2002 were $6.3 and $18.1, respectively, and are included with other liabilities in the Consolidated Balance Sheets.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


(9)Litigation

   We, like other insurance companies, are subject to legal and regulatory actions in the ordinary course of our business, including class actions. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, including punitive and treble damages. Given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in some of our matters could have a material adverse effect on our consolidated financial condition or results of operation.

   We were named as a defendant in a lawsuit in Georgia, McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co., related to the sale of universal life insurance policies. The complaint was filed on November 1, 2000 as a class action on behalf of all persons who purchased certain of our universal life insurance policies and alleges improper practices in connection with the sale and administration of universal life policies. The plaintiffs sought unspecified compensatory and punitive damages. On December 1, 2000, we removed the case to the U.S. District Court for the Middle District of Georgia. No class has been certified. We have vigorously denied liability with respect to the plaintiff's allegations. Nevertheless, to avoid the risks and costs associated with protracted litigation and to resolve our differences with policyholders, we agreed in principle on October 8, 2003, to settle the case on a nationwide class action basis. The settlement provides benefits to the class, and allows us to continue to serve our customers' needs undistracted by disruptions caused by litigation. The settlement documents have not been finalized, nor has any proposed settlement been submitted to the proposed class or for court approval, and a final settlement is not certain. In the third quarter of 2003, we accrued $50 million in reserves relating to this litigation, which represents our best estimate of bringing this matter to conclusion. The precise amount of payments in this matter cannot be estimated because they are dependent upon court approval of the class and related settlement, the number of individuals who ultimately will seek relief in the claim form process of any approved class settlement, the identity of such claimants and whether they are entitled to relief under the settlement terms and the nature of the relief to which they are entitled.

(10)Fair Value of Financial Instruments

   Assets and liabilities that are reflected in the Consolidated Financial Statements at fair value are not included in the following disclosure of fair value; such items include cash and cash equivalents, investment securities, separate accounts, and derivative financial instruments. Other financial assets and liabilities - those not carried at fair value - are discussed below. Apart from certain of our borrowings and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must often be determined using models. The fair value estimates are made at a specific point in time, based upon available market information and judgments about the financial instruments, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time our entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the financial instrument.

   The bases on which we estimate fair values are as follows:

      Mortgage loans. Based on quoted market prices, recent transactions and/or discounted future cash flows, using rates at which similar loans would have been made to similar borrowers.

      Other financial instruments. Based on comparable market transactions, discounted future cash flows, quoted market prices, and/or estimates of the cost to terminate or otherwise settle obligations.

      Borrowings. Based on market quotes or comparables.

      Investment contract benefits. Based on expected future cash flows, discounted at currently offered discount rates for immediate annuity contracts or cash surrender value for single premium deferred annuities.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


      All other instruments. Based on comparable market transactions, discounted future cash flows, quoted market prices, and /or estimates of the cost to terminate or otherwise settle obligations.

   The following represents the fair value of financial assets and liabilities at December 31,

                                                      2003                           2002
                                         -----------------------------  -----------------------------
                                              Assets (Liabilities)           Assets (Liabilities)
                                         -----------------------------  -----------------------------
                                         Notional  Carrying  Estimated  Notional  Carrying  Estimated
                                          Amount    Amount   Fair Value  Amount    Amount   Fair Value
                                         -------- ---------  ---------- -------- ---------  ----------
Assets:
   Mortgage loans.......................    (a)   $ 1,262.3  $ 1,309.7      (a)  $ 1,034.7  $ 1,124.7
   Other financial instruments..........    (a)         0.9        0.9      (a)        1.6        1.6
Liabilities:
   Borrowings and related instruments:
       Borrowings.......................    (a)        (6.3)      (6.3)     (a)      (18.1)     (18.1)
       Investment contract benefits.....    (a)    (8,069.0)  (8,134.4)     (a)   (8,592.0)  (8,711.1)
Other firm commitments:
   Ordinary course of business lending
     commitments........................    --           --         --    15.3          --         --
Commitments to fund limited partnerships   7.4           --         --    11.6          --         --

--------
(a)These financial instruments do not have notional amounts.

   A reconciliation of current period changes for the years ended December 31, 2003 and 2002, net of applicable income taxes in the separate component of shareholders' interest labeled "derivatives qualifying as hedges", follows:

                                                               2003   2002
                                                              -----  -----
    Net Other Comprehensive Income Balances as of January 1.. $ 2.3  $(8.1)
    Current period decreases (increases) in fair value -- net  (0.3)   9.2
    Reclassification to earnings, net........................  (1.6)   1.2
                                                              -----  -----
    Balance at December 31................................... $ 0.4  $ 2.3
                                                              =====  =====

Hedges of Future Cash Flows

   There was none and less than $.01 of ineffectiveness reported in the twelve months ended December 31, 2003 and 2002, respectively, in fair values of hedge positions. There were no amounts excluded from the measure of effectiveness in the twelve months ended December 31, 2003 and 2002 related to the hedge of future cash flows.

   The $0.4, net of taxes, recorded in shareholders' interest at December 31, 2003 is expected to be reclassified to future income, contemporaneously with and primarily offsetting changes in interest expense and interest income on floating-rate instruments. Of this amount $1.7, net of income taxes, is expected to be reclassified to earnings over the twelve-month period ending December 31, 2004. Actual amounts may vary from this amount as a result of market conditions. The amount of $(1.6) net of income taxes was reclassified to income over the twelve months ended December 31, 2003. No amounts were reclassified to income during the twelve months ended December 31, 2003 and 2002 in connection with forecasted transactions that were no longer considered probable of occurring.

Derivatives Not Designated as Hedges

   At December 31, 2003, there were no derivatives that do not qualify for hedge accounting under SFAS 133, as amended.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


(11)Non-controlled Entities

   One of the most common forms of off-balance sheet arrangements is asset securitization. We use GE Capital sponsored and third party entities to facilitate asset securitizations. As part of this strategy, management considers the relative risks and returns of our alternatives and predominately uses GE Capital sponsored entities. Management believes these transactions could be readily executed through third party entities at insignificant incremental cost.

   The following table summarizes the current balance of assets sold to Special Purpose Entities ("SPEs") at December 31:

                                                 2003   2002
                                                ------ ------
                  Assets secured by:
                     Commercial mortgage loans. $137.1 $162.4
                     Fixed maturities..........  105.4  129.9
                     Other receivables.........  107.3  117.2
                                                ------ ------
                         Total assets.......... $349.8 $409.5
                                                ====== ======

   Each of the categories of assets shown in the table above represents portfolios of assets that are highly rated. Examples of each category include: commercial mortgage loans -- loans on diversified commercial property; fixed maturities- domestic and foreign, corporate and government securities; other receivables -- primarily policy loans.

   We evaluate the economic, liquidity and credit risk related to the above SPEs and believe that the likelihood is remote that any such arrangements could have a significant adverse effect on our operations, cash flows, or financial position. Financial support for certain SPE's is provided under credit support agreements, in which GE Financial Assurance provides limited recourse for a maximum of $119 million of credit losses in such entities. Assets with credit support are funded by demand notes that are further enhanced with support provided by GE Capital. We may record liabilities, for such guarantees based on our best estimate of probable losses. To date, no SPE has incurred a loss.

   Sales of securitized assets to SPEs result in a gain or loss amounting to the net of sales proceeds, the carrying amount of net assets sold, the fair value of servicing rights and retained interests and an allowance for losses. Sales resulted in net gains on securitizations of approximately $5.8 million, and $17 million in 2002, and 2001, respectively. There were no security transactions in 2003. The net realized gains and losses are included in net realized gains within our Consolidated Statements of Income Retained interests and recourse obligations related to such sales that are recognized in our consolidated financial statements are as follows:

                                                December 31,
                                           -----------------------
                                              2003        2002
                                           ----------- -----------
                                                 Fair        Fair
                                           Cost  Value Cost  Value
                                           ----- ----- ----- -----
              Retained interests -- assets $14.5 $15.6 $17.0 $20.9
              Servicing assets............    --    --    --    --
              Recourse liability..........    --    --    --    --
                                           ----- ----- ----- -----
                 Total.................... $14.5 $15.6 $17.0 $20.9
                                           ===== ===== ===== =====

   Retained interest. In certain securitization transactions, we retain an interest in transferred assets. Those interests take various forms and may be subject to credit prepayment and interest rate risks.

   Servicing assets. Following a securitization transaction, we retain the responsibility for servicing the receivables, and, as such, are entitled to receive an ongoing fee based on the outstanding principal balances of the receivables. There are no servicing assets nor liabilities recorded as the benefits of servicing the assets are adequate to compensate an independent servicer for its servicing responsibilities.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


   Recourse liability. As described previously, under credit support agreements we provide recourse for credit losses in special purpose entities. We provide for expected credit losses under these agreements and such amounts approximate fair value.

(12)Restrictions on Dividends

   Insurance companies are restricted by states as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with thirty days prior written notice within certain limits. The limits are generally based on the lesser of 10% of the prior year surplus or prior year net gain from operations. Dividends in excess of the prescribed limits or our earned surplus require formal approval from the Commonwealth of Virginia State Corporation Commission, Bureau of Insurance. Based on statutory results as of December 31, 2003, we are able to distribute $23.7 in dividends in 2004 without obtaining regulatory approval.

   We declared and paid dividends of $9.6 for each of the years ended December 31, 2003, 2002, and 2001.

(13)Supplementary Financial Data

   We file financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners ("NAIC") that are prepared on an accounting basis prescribed by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income and shareholders' interest. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. We have no permitted accounting practices.

   For the years ended December 31, 2003, 2002, and 2001, statutory net (loss) income and statutory capital and surplus is summarized below:

                                            2003    2002    2001
                                           ------  ------  ------
             Statutory net loss........... $(28.0) $(48.8) $(20.5)
             Statutory capital and surplus $562.4  $550.7  $584.4

   The NAIC has adopted Risk Based Capital ("RBC") requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with
(i) asset risk, (ii) insurance risk, (iii) interest rate risk, and (iv) business risks. The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, we periodically monitor our RBC level. At December 31, 2003 and 2002 we exceeded the minimum required RBC levels.

(14)Operating Segment Information

   During the fourth quarter 2003, we redefined our operating segments. Management realigned the business on a product line and market basis to intensify its focus on return on equity, optimum deployment of capital and distribution effectiveness. As a result of this change, our operations are conducted under two reporting segments corresponding to customer needs:
Retirement Income and Investments and Protection.

   Retirement Income and Investments comprised of products offered to consumers who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income during their retirement, and seek to protect against outliving their assets during retirement.

   Protection comprised of products offered to consumers to provide protection against financial hardship after the death of an insured and to protect income and assets from the adverse economic impacts of significant health care costs. See Note (1)(c) for further discussion of our principal product lines within these two segments.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


   The following is a summary of industry segment activity for December 31, 2003, 2002, and 2001:

                                         Retirement
                                          Income &              Corporate
December 31, 2003 -- Segment Data        Investments Protection  & Other  Consolidated
---------------------------------        ----------- ---------- --------- ------------
Net investment income...................  $   402.7   $  152.5   $(17.2)   $   538.0
Net realized investment gains...........         --         --      3.9          3.9
Premiums................................       (1.7)     105.7       --        104.0
Other revenues..........................      150.8      143.8       .3        294.9
                                          ---------   --------   ------    ---------
   Total revenues.......................      551.8      402.0    (13.0)       940.8
                                          ---------   --------   ------    ---------
Interest credited, benefits, and other
  changes in policy reserves............      362.0      294.3       --        656.3
Underwriting, acquisition, and
  insurance expenses, net of deferrals..       46.4       55.3     47.3        149.0
Amortization of deferred acquisition
  costs and intangibles.................       84.9       34.0       --        118.9
                                          ---------   --------   ------    ---------
   Total benefits and expenses..........      493.3      383.6     47.3        924.2
                                          ---------   --------   ------    ---------
   Income before income taxes...........  $    58.5   $   18.4   $(60.3)   $    16.6
                                          =========   ========   ======    =========
   Provision (benefit) for income taxes.  $    14.7   $    6.5   $(24.3)   $    (3.1)
                                          =========   ========   ======    =========
   Net income (loss)....................  $    43.8   $   11.9   $(36.0)   $    19.7
                                          =========   ========   ======    =========
Total assets............................  $17,412.4   $2,758.1   $692.1    $20,862.6
                                          =========   ========   ======    =========


                                         Retirement
                                          Income &              Corporate
December 31, 2002 -- Segment Data        Investments Protection  & Other  Consolidated
---------------------------------        ----------- ---------- --------- ------------
Net investment income...................  $   457.1   $  160.5   $(17.4)   $   600.2
Net realized investment gains...........         --         --     55.3         55.3
Premiums................................        1.0      102.3      2.0        105.3
Other revenues..........................      157.3      123.7      3.6        284.6
                                          ---------   --------   ------    ---------
   Total revenues.......................      615.4      386.5     43.5      1,045.4
                                          ---------   --------   ------    ---------
Interest credited, benefits, and other
  changes in policy reserves............      392.6      247.1       .6        640.3
Underwriting, acquisition, and
  insurance expenses, net of deferrals..       37.1       57.8      4.4         99.3
Amortization of deferred acquisition
  costs and intangibles.................      113.6       30.6      2.9        147.1
                                          ---------   --------   ------    ---------
   Total benefits and expenses..........      543.3      335.5      7.9        886.7
                                          ---------   --------   ------    ---------
   Income before income taxes...........  $    72.1   $   51.0   $ 35.6    $   158.7
                                          =========   ========   ======    =========
   Provision (benefit) for income taxes.  $    26.0   $   18.1   $ (1.2)   $    42.9
                                          =========   ========   ======    =========
   Net income...........................  $    46.1   $   32.9   $ 36.8    $   115.8
                                          =========   ========   ======    =========
Total assets............................  $17,116.4   $2,777.5   $387.1    $20,281.0
                                          =========   ========   ======    =========

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


                                         Retirement
                                          Income &              Corporate
December 31, 2001 -- Segment Data        Investments Protection  & Other  Consolidated
---------------------------------        ----------- ---------- --------- ------------
Net investment income...................  $   529.8   $  168.1   $  1.0    $   698.9
Net realized investment gains...........         --         --     29.1         29.1
Premiums................................         .8      107.6       --        108.4
Other revenues..........................      167.6      125.2      5.2        298.0
                                          ---------   --------   ------    ---------
   Total revenues.......................      698.2      400.9     35.3      1,134.4
                                          ---------   --------   ------    ---------
Interest credited, benefits, and other
  changes in policy reserves............      481.4      234.7       --        716.1
Underwriting, acquisition, and
  insurance expenses, net of deferrals..       29.4       65.0     (7.1)        87.3
Amortization of deferred acquisition
  costs and intangibles.................       90.7       38.1      2.5        131.3
                                          ---------   --------   ------    ---------
   Total benefits and expenses..........      601.5      337.8     (4.6)       934.7
                                          ---------   --------   ------    ---------
   Income before income taxes and
     cumulative effect of change in
     accounting practice................  $    96.7   $   63.1   $ 39.9    $   199.7
                                          =========   ========   ======    =========
   Provision for income taxes...........  $    34.4   $   23.5   $ 12.2    $    70.1
                                          =========   ========   ======    =========
   Income before cumulative effect of
     change in accounting practice......  $    62.3   $   39.6     27.7    $   129.6
                                          =========   ========   ======    =========
   Cumulative effect of change in
     accounting practice................  $      --   $     --   $ (5.7)   $    (5.7)
                                          =========   ========   ======    =========
   Net income...........................  $    62.3   $   39.6   $ 22.0    $   123.9
                                          =========   ========   ======    =========
Total assets............................  $18,990.6   $2,802.3   $575.3    $22,368.2
                                          =========   ========   ======    =========

(15)Quarterly Financial Data (unaudited)

   Summarized quarterly financial data for the years ended December 31, 2003 and 2002 were as follows:

                                         First Quarter Second Quarter Third Quarter  Fourth Quarter
                                         ------------- -------------  -------------- -------------
                                          2003   2002   2003   2002    2003    2002   2003    2002
                                         ------ ------ ------ ------  ------  ------ ------  ------
Net investment income................... $137.9 $154.7 $137.1 $150.4  $137.9  $152.6 $125.1  $142.5
                                         ------ ------ ------ ------  ------  ------ ------  ------
Total revenues.......................... $250.9 $267.2 $227.7 $210.9  $227.1  $279.7 $235.1  $287.6
                                         ------ ------ ------ ------  ------  ------ ------  ------
Earnings (loss) before cumulative
 effect of change in accounting
 principle (1).......................... $ 24.9 $ 32.7 $  9.7 $ (0.4) $(21.9) $ 24.1 $  7.0  $ 59.4
                                         ------ ------ ------ ------  ------  ------ ------  ------
Net income (loss)....................... $ 24.9 $ 32.7 $  9.7 $ (0.4) $(21.9) $ 24.1 $  7.0  $ 59.4
                                         ------ ------ ------ ------  ------  ------ ------  ------

--------
(1)See note 1 (r) of the Consolidated Financial Statements.